                                                                                                                         EXECUTION COPY

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                                           RESIDENTIAL FUNDING MORTGAGE SECURITIES II, INC.,

                                                               Company,

                                                   RESIDENTIAL FUNDING COMPANY, LLC,

                                                           Master Servicer,

                                                                  and

                                                  LASALLE BANK NATIONAL ASSOCIATION,

                                                                Trustee

                                                    POOLING AND SERVICING AGREEMENT

                                                       Dated as of April 1, 2007

                                              Home Equity Loan Pass-Through Certificates

                                                           Series 2007-HSA2

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                                                           TABLE OF CONTENTS

Section 2.05          Execution and Authentication of Certificates; Conveyance of Uncertificated REMIC Regular

Section 3.02          Subservicing Agreements Between Master Servicer and Subservicers; Enforcement of Subservicers'

Section 3.05          No Contractual Relationship Between Subservicer and Trustee, Credit Enhancer or

Section 3.12          Enforcement of Due-on-Sale Clauses; Assumption and Modification Agreements; Certain

Section 6.02          Merger or Consolidation of the Company or the Master Servicer; Assignment of Rights

Section 9.01          Optional Purchase by the Master Servicer of All Certificates; Termination Upon Purchase

EXHIBITS

         EXHIBIT A-1           FORM OF CLASS A CERTIFICATE
         EXHIBIT A-2           FORM OF CLASS SB CERTIFICATE
         EXHIBIT B             FORM OF CLASS R CERTIFICATE
         EXHIBIT C             FORM OF CUSTODIAL AGREEMENT
         EXHIBIT D             MORTGAGE LOAN SCHEDULE
         EXHIBIT E             FORM OF REQUEST FOR RELEASE
         EXHIBIT F             [RESERVED]
         EXHIBIT G-1           FORM OF TRANSFER AFFIDAVIT AND AGREEMENT
         EXHIBIT G-2           FORM OF TRANSFEROR CERTIFICATE
         EXHIBIT H             FORM OF INVESTOR REPRESENTATION LETTER
         EXHIBIT I             FORM OF TRANSFEROR REPRESENTATION LETTER
         EXHIBIT J             [RESERVED]
         EXHIBIT K             [RESERVED]
         EXHIBIT L             FORM OF LENDER CERTIFICATION FOR ASSIGNMENT OF MORTGAGE LOAN
         EXHIBIT M             FORM OF RULE 144A INVESTMENT REPRESENTATION
         EXHIBIT N             [RESERVED]
         EXHIBIT O             SERVICING CRITERIA
         EXHIBIT P-1           FORM OF FORM 10-K CERTIFICATION
         EXHIBIT P-2           FORM OF BACK-UP CERTIFICATE TO FORM 10-K CERTIFICATION
         EXHIBIT Q             [RESERVED]
         EXHIBIT R             ASSIGNMENT AGREEMENT

                  This is a Pooling  and  Servicing  Agreement,  effective  as of April 1, 2007,  among  RESIDENTIAL  FUNDING  MORTGAGE
SECURITIES II, INC., as the company (together with its permitted successors and assigns,  the "Company"),  RESIDENTIAL FUNDING COMPANY,
LLC, as master  servicer  (together  with its  permitted  successors  and assigns,  the "Master  Servicer"),  and LASALLE BANK NATIONAL
ASSOCIATION, a national banking association, as trustee (together with its permitted successors and assigns, the "Trustee").

                                                         PRELIMINARY STATEMENT

                  The Company intends to sell home equity loan pass-through  certificates  (collectively,  the  "Certificates"),  to be issued hereunder in multiple  classes,  which in the aggregate will evidence the entire beneficial  ownership  interest in the Mortgage
Loans (as defined herein).

                                                                REMIC I

         As provided herein,  the REMIC  Administrator  will make an election to treat the segregated pool of assets  consisting of the
Mortgage  Loans and certain other related assets subject to this  Agreement as a real estate  mortgage  investment  conduit (a "REMIC")
for federal income tax purposes,  and such segregated pool of assets will be designated as "REMIC I." The Class R-I  Certificates  will represent the sole Class of "residual  interests"  in REMIC I for purposes of the REMIC  Provisions  (as defined  herein) under federal income tax law. The following table irrevocably sets forth the designation,  remittance rate (the "Uncertificated  REMIC I Pass-Through
Rate")  and  initial  Uncertificated  Principal  Balance  for  each of the  "regular  interests"  in  REMIC  I (the  "REMIC  I  Regular
Interests").  The  "latest  possible  maturity  date"  (determined  solely for  purposes  of  satisfying  Treasury  regulation  Section
1.860G-1(a)(4)(iii))  for each REMIC I Regular  Interest  shall be the Maturity  Date.  None of the REMIC I Regular  Interests  will be certificated.

-------------------------- ----------------------------------------- -------------------------------------- -------------------------------------

                               Uncertificated REMIC I                  Initial Uncertificated                     Latest Possible
   Designation                    Pass-Through Rate                       Principal Balance                        Maturity Date
-------------------------- ----------------------------------------- -------------------------------------- -------------------------------------
-------------------------- ----------------------------------------- -------------------------------------- -------------------------------------

-------------------------- ----------------------------------------- -------------------------------------- -------------------------------------
-------------------------- ----------------------------------------- -------------------------------------- -------------------------------------
           LT1                           Variable(1)                 $         1,300,777,388.62                        April 25, 2037
-------------------------- ----------------------------------------- -------------------------------------- -------------------------------------
-------------------------- ----------------------------------------- -------------------------------------- -------------------------------------
           LT2                           Variable(1)                 $                39,645.62                        April 25, 2037
-------------------------- ----------------------------------------- -------------------------------------- -------------------------------------
-------------------------- ----------------------------------------- -------------------------------------- -------------------------------------
           LT3                           Variable(1)                 $                90,454.18                        April 25, 2037
-------------------------- ----------------------------------------- -------------------------------------- -------------------------------------
-------------------------- ----------------------------------------- -------------------------------------- -------------------------------------
           LT4                           Variable(1)                 $                90,454.18                        April 25, 2037
-------------------------- ----------------------------------------- -------------------------------------- -------------------------------------

___________________
(1)      Calculated as provided in the definition of Uncertificated REMIC I Pass-Through Rate.

                                                      REMIC II

                  As provided herein,  the REMIC  Administrator will make an election to treat the segregated pool of assets consisting of the REMIC I Regular  Interests as a REMIC for federal income tax purposes,  and such segregated pool of assets will be designated as
REMIC II. The Class R-II  Certificates  will  represent  the sole Class of "residual  interests"  in REMIC II for purposes of the REMIC
Provisions  under federal income tax law. The following table  irrevocably  sets forth the designation,  Pass-Through  Rate,  aggregate
Initial  Certificate  Principal  Balance,  certain  features,  month of Final Scheduled  Distribution Date and initial ratings for each
Class of  Certificates  comprising the interests  representing  "regular  interests" in REMIC II. The "latest  possible  maturity date"
(determined  solely for purposes of satisfying  Treasury  Regulation  Section  1.860G-1(a)(4)(iii))  for each Class of REMIC II Regular
Interests shall be the Maturity Date.

                                          Pass-          Aggregate Initial                                      Initial Ratings
                                         Through       Certificate Principal
               Designation                Rate                Balance          Month of Final Scheduled        Fitch/Moody's/S&P                  Features
                                                                                   Distribution Date

        Class A-1V                  Adjustable Rate(1) $ 134,801,000.00              January 2022                 AAA/Aaa/AAA              Senior/Adjustable Rate
        Class A-1F                      8.47%(2)       $400,000,000.00               January 2022                 AAA/Aaa/AAA                Senior/Fixed Rate
        Class A-2                       5.65%(2)       $ 132,580,000.00              January 2022                 AAA/Aaa/AAA                Senior/Fixed Rate
        Class A-3                       5.75%(2)       $ 225,759,000.00              December 2025                AAA/Aaa/AAA                Senior/Fixed Rate
        Class A-4                       5.81%(2)       $ 143,159,000.00              December 2029                AAA/Aaa/AAA                Senior/Fixed Rate
        Class A-5                      5.97%(2)(3)     $  71,956,000.00               April 2037                  AAA/Aaa/AAA                Senior/ Fixed Rate
        Class A-6                      5.71%(2)(3)     $123,139,000.00                April 2037                  AAA/Aaa/AAA            Senior/Lockout/ Fixed Rate
        Class SB(4)                        N/A         $  69,603,942.60                   --                          N/A                       Subordinate
        Class R-I                          N/A                  N/A                       ---                         N/A                         Residual
        Class R-II                         N/A                  N/A                       ---                         N/A                         Residual

        (1) The  Pass-Through  Rate  on the  Class  A-1V  Certificates  on any  Distribution  Date  will  be  equal  to the  least  of (a)  LIBOR  plus  0.13%;  (b)
                 14.00% per annum; and (c) the Net WAC Cap Rate.
        (2)      Subject to a cap as described in the definition of "Pass-Through Rate" herein.
        (3)      Starting on the Distribution Date after the Step-Up Date, the Pass-Through Rate indicated above will increase by a per annum rate equal to 0.50%.
        (4)      The Class SB Certificates will accrue interest as described in the definition of Accrued Certificate  Interest.  The Class SB Certificates will not accrue interest on their Certificate  Principal  Balance.  The Class SB Certificates shall be comprised of two regular interests in REMIC II, REMIC
                 II Regular Interest SB-IO and REMIC II Regular Interest SB-PO, as defined herein.

                  The Mortgage Loans have an aggregate  Cut-off Date Principal Balance equal to  $1,300,997,942.60.  The Mortgage Loans are  conventional,  fixed rate,  closed-end,  primarily  second lien home equity mortgage loans with either fully amortizing or balloon payment features, having terms to maturity at origination or modification of approximately 5, 10, 15, 20 or 25 years.

                  In consideration of the mutual agreements herein  contained,  the Company,  the Master Servicer and the Trustee agree as follows:

                                                               ARTICLE I

                                                              DEFINITIONS
         Section 1.01      Definitions.

         Whenever used in this  Agreement,  the following  words and phrases,  unless the context  otherwise  requires,  shall have the meanings specified in this Article.

         Accrued  Certificate  Interest:  With respect to each  Distribution  Date and the Class A Certificates,  one month's  interest accrued during the related  Interest  Accrual Period at the related  Pass-Through  Rate on the  Certificate  Principal  Balance thereof immediately prior to such  Distribution  Date. In each case Accrued  Certificate  Interest on any Class of Class A Certificates will be reduced by the amount of (i)  Prepayment  Interest  Shortfalls  allocated  thereto  (to the  extent  not offset by Excess  Interest  as provided in Section  4.02(g)) and (ii) Relief Act  Shortfalls  allocated  thereto,  with  reductions  described in clauses (i) and (ii)
allocated  among the Class A  Certificates  on a pro rata basis in  proportion  to the Accrued  Certificate  Interest  which would have resulted absent such reductions.  With respect to each  Distribution  Date and the Class SB  Certificates,  interest accrued during the related  Interest  Accrual  Period  at the  related  Pass-Through  Rate  on the  Notional  Amount  thereof  immediately  prior  to such
Distribution  Date.  In  addition,  Accrued  Certificate  Interest  with  respect  to  each  Distribution  Date,  as to  the  Class  SB
Certificates,  shall be reduced by an amount equal to the Realized Losses allocated to the Excess Interest  pursuant to Section 4.02(g)
hereof and  further  reduced by  Prepayment  Interest  Shortfalls  paid from  Excess  Interest  pursuant  to Section  4.02(g).  Accrued
Certificate  Interest  on the Class A  Certificates  (other than the Class A-1V  Certificates)  and the Class SB  Certificates  will be calculated  on the basis of a 360-day  year,  consisting  of twelve  30-day  months.  Accrued  Certificate  Interest for the Class A-1V
Certificates  will be calculated on the basis of the actual number of days in the related  Interest  Accrual Period and a 360-day year.
Prepayment  Interest  Shortfalls  on each  Distribution  Date will be  allocated to each Class of  Certificates  on a pro rata basis in accordance with the amount of Accrued Certificate Interest which would have resulted absent such shortfalls.

         Adjusted  Mortgage  Rate:  With respect to any Mortgage  Loan and any date of  determination,  the Mortgage  Rate borne by the related Mortgage Note, less the rate at which the related Subservicing Fee accrues.

         Affiliate:  With respect to any Person,  any other Person  controlling,  controlled by or under common control with such first
Person.  For the  purposes  of this  definition,  "control"  means the power to direct the  management  and  policies  of such  Person, directly or indirectly,  whether through the ownership of voting securities,  by contract or otherwise; and the terms "controlling" and
"controlled" have meanings correlative to the foregoing.

         Agreement:  This Pooling and Servicing Agreement and all amendments hereof and supplements hereto.

         Amount Held for Future  Distribution:  As to any Distribution  Date, the total of the amounts held in the Custodial Account at the close of business on the preceding  Determination Date on account of (i) Liquidation  Proceeds,  REO Proceeds,  Insurance Proceeds,
Principal  Prepayments,  Mortgage  Loan  purchases  made pursuant to Section 2.02,  2.03 or 4.07 and Mortgage Loan  substitutions  made pursuant  to Section  2.03  received  in the month of such  Distribution  Date (other than such  Liquidation  Proceeds,  REO  Proceeds,
Insurance  Proceeds  and  purchase  proceeds  that the Master  Servicer  has deemed to have been  received  in the  preceding  month in accordance with Section  3.07(b)) and (ii) payments which  represent early receipt of scheduled  payments of principal and interest due on a date or dates subsequent to the related Due Date.

         Appraised  Value:  With respect to any Mortgaged  Property,  the lesser of (i) the appraised value of such Mortgaged  Property based upon the appraisal made at the time of the  origination  of the related  Mortgage Loan, and (ii) the sales price of the Mortgaged
Property at such time of origination,  except in the case of a Mortgaged  Property  securing a refinanced or modified  Mortgage Loan as to which it is either the appraised  value based upon the appraisal  made at the time of  origination  of the loan which was refinanced or modified or the appraised value determined in an appraisal at the time of refinancing or modification, as the case may be.

         Assignment:  An assignment  of the  Mortgage,  notice of transfer or equivalent  instrument,  in recordable  form,  sufficient under the laws of the  jurisdiction  wherein the related  Mortgaged  Property is located to reflect of record the sale of the  Mortgage
Loan to the Trustee for the benefit of  Certificateholders,  which  assignment,  notice of transfer or equivalent  instrument may be in the form of one or more  blanket  assignments  covering  Mortgages  secured by  Mortgaged  Properties  located in the same  county,  if permitted by law and accompanied by an Opinion of Counsel to that effect.

         Assignment  Agreement:  The Assignment and Assumption  Agreement,  dated the Closing Date, between Residential Funding and the
Company relating to the transfer and assignment of the Mortgage Loans, attached hereto as Exhibit R.

         Available  Distribution  Amount:  As to any  Distribution  Date, an amount equal to (a) the sum of (without  duplication)  (i)
payments of principal and interest on the Mortgage Loans  actually  received by the Master  Servicer or Subservicer  during the related
Collection  Period,  (ii)  Principal  Prepayments,  Insurance  Proceeds,  Liquidation  Proceeds,  REO  Proceeds and the proceeds of the purchase of any Mortgage Loan pursuant to Sections 2.02,  2.03 and 4.07 received  during the related  Collection  Period and any amount deposited in the Custodial  Account  pursuant to Section 2.03(b) in connection with the  substitution of a Mortgage Loan, (iii) amounts deposited in the Custodial  Account in  connection  with the  substitution  of Qualified  Substitute  Mortgage  Loans,  (iv) any amount deposited in the Certificate  Account pursuant to the second paragraph of Section 3.11(a),  (v) any amount deposited in the Certificate
Account  pursuant to Section  4.07 or 9.01 and (vi) any  amounts  payable  under the Policy,  reduced by (b) the sum as of the close of business on the last day of the related  Collection Period of (x) the Amount Held for Future  Distribution and (y) amounts permitted to be  withdrawn  by the Master  Servicer  from the  Custodial  Account in respect of the Mortgage  Loans  pursuant to clauses  (ii)-(ix), inclusive, of Section 3.10(a).

         Bankruptcy Code:  The Bankruptcy Code of 1978, as amended.

         Book-Entry Certificate:  Any Certificate registered in the name of the Depository or its nominee.

         Business  Day: Any day other than (i) a Saturday or a Sunday or (ii) a day on which banking  institutions  in the State of New
York,  the State of  California,  State of Texas,  State of  Pennsylvania,  State of Minnesota or the State of Illinois (and such other state or states in which the Custodial  Account or the  Certificate  Account are at the time located) are required or authorized by law or executive order to be closed.

         Calendar  Quarter:  A Calendar  Quarter  shall  consist of one of the  following  time  periods in any given  year:  January 1 through March 31, April 1 through June 30, July 1 through September 30, and October 1 through December 31.

         Cash  Liquidation:  With respect to any  defaulted  Mortgage  Loan other than a Mortgage  Loan as to which an REO  Acquisition occurred,  a determination by the Master Servicer that it has received all Insurance Proceeds,  Liquidation Proceeds and other payments or cash  recoveries  which the Master  Servicer  reasonably  and in good faith expects to be finally  recoverable  with respect to such
Mortgage Loan.

         Certificate:  Any Class A Certificate, Class SB Certificate or Class R Certificate.

         Certificate  Account:  The  separate  account or accounts  created and  maintained  pursuant to Section  4.01,  which shall be entitled  "LaSalle  Bank  National  Association,  as trustee,  in trust for the  registered  holders of  Residential  Funding  Mortgage
Securities II, Inc., Home Equity Loan Pass-Through  Certificates,  Series 2007-HSA2 and MBIA Insurance Corporation" which account shall be held for the benefit of the  Certificateholders  and the Credit Enhancer and which must be an Eligible Account.  Any such account or accounts  created  and  maintained  subsequent  to the Closing  Date shall be subject to the  approval  of the Credit  Enhancer,  which approval shall not be unreasonably withheld.

         Certificate Account Deposit Date:  As to any Distribution Date, the Business Day prior thereto.

         Certificateholder  or Holder:  The Person in whose name a Certificate is registered in the Certificate  Register,  except that neither a  Disqualified  Organization  nor a  Non-United  States  Person  shall be a holder of a Class R  Certificate  for any  purpose hereof.  Solely for the purpose of giving any consent or direction  pursuant to this Agreement,  any Certificate,  other than a Class R
Certificate,  registered in the name of the Company,  the Master Servicer or any  Subservicer or any Affiliate  thereof shall be deemed not to be outstanding  and the Percentage  Interest or Voting Rights  evidenced  thereby shall not be taken into account in determining whether the  requisite  amount of  Percentage  Interests or Voting  Rights  necessary to effect any such consent or direction  has been obtained.  All  references  herein to "Holders" or  "Certificateholders"  shall  reflect the rights of  Certificate  Owners as they may indirectly  exercise such rights  through the Depository and  participating  members  thereof,  except as otherwise  specified  herein;
provided,  however, that the Trustee shall be required to recognize as a "Holder" or "Certificateholder"  only the Person in whose name a Certificate is registered in the Certificate  Register.  Unless  otherwise  indicated in this Agreement,  the Custodial  Agreement or the Assignment  Agreement,  whenever  reference is made to the actions taken by the Trustee on behalf of the  Certificateholders,  such reference to Certificateholders shall include the Credit Enhancer as long as there is no Credit Enhancer Default.

         Certificate Owner: With respect to a Book-Entry  Certificate,  the Person who is the beneficial owner of such Certificate,  as reflected on the books of an indirect  participating  brokerage  firm for which a  Depository  Participant  acts as agent,  if any, and otherwise on the books of a Depository Participant, if any, and otherwise on the books of the Depository.

         Certificate  Principal  Balance:  With respect to any Class A Certificate,  on any date of  determination,  an amount equal to
(i) the Initial  Certificate  Principal  Balance of such  Certificate  as specified on the face thereof,  minus (ii) the sum of (x) the aggregate  of all  amounts  previously  distributed  with  respect to such  Certificate  (or any  predecessor  Certificate),  including principal  distributions made from payments on the Policy, and applied to reduce the Certificate  Principal Balance thereof pursuant to
Section  4.02(c) and (y) the aggregate of all reductions in Certificate  Principal  Balance deemed to have occurred in connection  with
Realized Losses which were previously allocated to such Certificate (or any predecessor  Certificate)  pursuant to Section 4.05, unless these  amounts have been paid under the Policy.  With respect to each Class SB  Certificate,  on any date of  determination,  an amount equal to the Percentage  Interest  evidenced by such Certificate times an amount equal to the excess, if any, of (A) the then aggregate
Principal  Balance of the Mortgage Loans over (B) the then aggregate  Certificate  Principal  Balance of the Class A Certificates  then outstanding.  The Class R Certificates will not have a Certificate Principal Balance.

         Certificate  Register and  Certificate  Registrar:  The register  maintained and the registrar  appointed  pursuant to Section
5.02.

         Class:  Collectively, all of the Certificates or uncertificated interests bearing the same designation.

         Class A  Certificates:  Any one of the Class  A-1V,  Class  A-1F,  Class A-2,  Class A-3,  Class A-4,  Class A-5 and Class A-6
Certificates in the form attached hereto as Exhibit A-1.

         Class A Interest Distribution Amount:  As defined in Section 4.02(c)(1).

         Class  A  Principal  Distribution  Amount:  With  respect  to any  Distribution  Date,  the  sum of the  Principal  Collection
Distribution Amount and the Overcollateralization Increase Amount.

         Class A-1V Certificate:  Any one of the Class A-1V  Certificates  executed by the Trustee and authenticated by the Certificate
Registrar  substantially in the form annexed hereto as Exhibit A-1, senior to the Class SB Certificates  and Class R Certificates  with respect to  distributions  and the  allocation of Realized  Losses in respect of the Mortgage  Loans as set forth in Section 4.05,  and evidencing (i) an interest  designated as a "regular  interest" in REMIC II for purposes of the REMIC  Provisions and (ii) the right to receive Net WAC Cap Shortfalls.

         Class A-1F Certificate:  Any one of the Class A-1F  Certificates  executed by the Trustee and authenticated by the Certificate
Registrar  substantially in the form annexed hereto as Exhibit A-1, senior to the Class SB Certificates  and Class R Certificates  with respect to  distributions  and the  allocation of Realized  Losses in respect of the Mortgage  Loans as set forth in Section 4.05,  and evidencing (i) an interest  designated as a "regular  interest" in REMIC II for purposes of the REMIC  Provisions and (ii) the right to receive Net WAC Cap Shortfalls.

         Class A-2  Certificate:  Any one of the Class A-2  Certificates  executed by the Trustee and  authenticated by the Certificate
Registrar  substantially in the form annexed hereto as Exhibit A-1, senior to the Class SB Certificates  and Class R Certificates  with respect to  distributions  and the  allocation of Realized  Losses in respect of the Mortgage  Loans as set forth in Section 4.05,  and evidencing (i) an interest  designated as a "regular  interest" in REMIC II for purposes of the REMIC  Provisions and (ii) the right to receive Net WAC Cap Shortfalls.

         Class A-3  Certificate:  Any one of the Class A-3  Certificates  executed by the Trustee and  authenticated by the Certificate
Registrar  substantially in the form annexed hereto as Exhibit A-1, senior to the Class SB Certificates  and Class R Certificates  with respect to  distributions  and the  allocation of Realized  Losses in respect of the Mortgage  Loans as set forth in Section 4.05,  and evidencing (i) an interest  designated as a "regular  interest" in REMIC II for purposes of the REMIC  Provisions and (ii) the right to receive Net WAC Cap Shortfalls.

         Class A-4  Certificate:  Any one of the Class A-4  Certificates  executed by the Trustee and  authenticated by the Certificate
Registrar  substantially in the form annexed hereto as Exhibit A-1, senior to the Class SB Certificates  and Class R Certificates  with respect to  distributions  and the  allocation of Realized  Losses in respect of the Mortgage  Loans as set forth in Section 4.05,  and evidencing (i) an interest  designated as a "regular  interest" in REMIC II for purposes of the REMIC  Provisions and (ii) the right to receive Net WAC Cap Shortfalls.

         Class A-5  Certificate:  Any one of the Class A-5  Certificates  executed by the Trustee and  authenticated by the Certificate
Registrar  substantially in the form annexed hereto as Exhibit A-1, senior to the Class SB Certificates  and Class R Certificates  with respect to  distributions  and the  allocation of Realized  Losses in respect of the Mortgage  Loans as set forth in Section 4.05,  and evidencing (i) an interest  designated as a "regular  interest" in REMIC II for purposes of the REMIC  Provisions and (ii) the right to receive Net WAC Cap Shortfalls.

         Class A-6  Certificate:  Any one of the Class A-6  Certificates  executed by the Trustee and  authenticated by the Certificate
Registrar  substantially in the form annexed hereto as Exhibit A-1, senior to the Class SB Certificates  and Class R Certificates  with respect to  distributions  and the  allocation of Realized  Losses in respect of the Mortgage  Loans as set forth in Section 4.05,  and evidencing (i) an interest  designated as a "regular  interest" in REMIC II for purposes of the REMIC  Provisions and (ii) the right to receive Net WAC Cap Shortfalls.

         Class A-6 Lockout  Distribution  Amount:  For any Distribution  Date, the product of (i) the Class A-6 Lockout  Percentage for such  Distribution Date and (ii) the Class A-6 Pro Rata  Distribution  Amount for such  Distribution  Date. In no event shall the Class
A-6 Lockout Distribution Amount for a Distribution Date exceed the Class A Principal Distribution Amount for that Distribution Date.

         Class A-6 Lockout Percentage:  For each Distribution Date, the applicable percentage set forth below:

               -------------------------------------------------------------------------------------- ----------------------------------
               DISTRIBUTION DATES                                                                            LOCKOUT PERCENTAGE

               DISTRIBUTION DATES
               -------------------------------------------------------------------------------------- ----------------------------------
               -------------------------------------------------------------------------------------- ----------------------------------
               May 2007 through and including April 2010                                              0%
               -------------------------------------------------------------------------------------- ----------------------------------
               -------------------------------------------------------------------------------------- ----------------------------------
               May 2010 through and including April 2012                                              45%
               -------------------------------------------------------------------------------------- ----------------------------------
               -------------------------------------------------------------------------------------- ----------------------------------
               May 2012 through and including April 2013                                              80%
               -------------------------------------------------------------------------------------- ----------------------------------
               -------------------------------------------------------------------------------------- ----------------------------------
               May 2013 through and including April 2014                                              100%
               -------------------------------------------------------------------------------------- ----------------------------------
               -------------------------------------------------------------------------------------- ----------------------------------
               May 2014 and thereafter                                                                300%
               -------------------------------------------------------------------------------------- ----------------------------------

         Class A-6 Pro Rata  Distribution  Amount:  For any  Distribution  Date, an amount equal to the product of (x) a fraction,  the numerator of which is the Certificate  Principal Balance of the Class A-6 Certificates  immediately prior to that Distribution Date and the  denominator  of which is the  aggregate  Certificate  Principal  Balance  of the Class A  Certificates  immediately  prior to that
Distribution Date and (y) the Class A Principal Distribution Amount for that Distribution Date.

         Class R Certificate: Any one of the Class R-I Certificates or Class R-II Certificates.

         Class R-I  Certificate:  Any one of the Class R-I  Certificates  executed by the Trustee and  authenticated by the Certificate
Registrar  substantially  in the form annexed  hereto as Exhibit B and  evidencing an interest  designated as a "residual  interest" in
REMIC I for purposes of the REMIC Provisions.

         Class R-II Certificate:  Any one of the Class R-II  Certificates  executed by the Trustee and authenticated by the Certificate
Registrar  substantially  in the form annexed  hereto as Exhibit B and  evidencing an interest  designated as a "residual  interest" in
REMIC II for purposes of the REMIC Provisions.

         Class SB  Certificate:  Any one of the Class SB  Certificates  executed by the Trustee and  authenticated  by the  Certificate
Registrar  substantially  in the form  annexed  hereto  as  Exhibit  A-4,  subordinate  to the Class A  Certificates  with  respect  to distributions  and the allocation of Realized  Losses in respect of the Mortgage Loans as set forth in Section 4.05, and evidencing (i)
an interest  designated as a "regular  interest" in REMIC II for purposes of the REMIC  Provisions  and (ii) certain  obligations  with respect to payments of Net WAC Cap Shortfalls.

         Closing Date:  April 27, 2007.

         Code:  The Internal Revenue Code of 1986.

         Collection Period:  For any Distribution Date, the calendar month preceding the month in which such Distribution Date occurs.

         Combined  Loan-to-Value  Ratio:  With respect to any Mortgage  Loan, the ratio,  expressed as a percentage,  of (A) the sum of
(i) the original  principal  balance of such Mortgage Loan and (ii) any outstanding  principal  balance,  at the time of origination of such Mortgage Loan, of all other mortgage loans, if any, secured by senior or subordinate liens on the related Mortgaged  Property,  to
(B) the Appraised Value.

         Commission:  The Securities and Exchange Commission.

         Corporate  Trust Office:  The principal  office of the Trustee at which at any  particular  time its corporate  trust business with respect to this Agreement  shall be  administered,  which office at the date of the execution of this instrument is located at 135
South LaSalle Street, Suite 1511, Chicago, Illinois, 60603, Attention: Global Securities and Trust Services - RFMSII 2007-HSA2.

         Credit Enhancer: MBIA Insurance Corporation, or any successor thereto.

         Credit  Enhancer  Default:  If the Credit  Enhancer fails to make a payment  required under the Policy in accordance  with its terms.

         Credit  Enhancer  Premium  Rate:  The Premium  Percentage  (as defined in the  Insurance  Agreement)  at which the Premium (as defined in the Insurance Agreement) is calculated with respect to the Policy.

         Credit Repository:  Equifax, Transunion and Experian, or their successors in interest.

         Curtailment:  Any Principal Prepayment made by a Mortgagor which is not a Principal Prepayment in Full.

         Custodial  Account:  The  custodial  account or accounts  created  and  maintained  pursuant to Section  3.07 in the name of a depository  institution,  as custodian  for the holders of the  Certificates,  for the holders of certain  other  interests in mortgage loans serviced or sold by the Master  Servicer and for the Master  Servicer,  into which the amounts set forth in Section 3.07 shall be deposited directly.  Any such account or accounts shall be an Eligible Account.

         Custodial  Agreement:  An  agreement  that may be entered  into among the  Company,  the Master  Servicer,  the  Trustee and a
Custodian in substantially the form of Exhibit C hereto.

         Custodial  File:  Any  mortgage  loan  document in the  Mortgage  File that is required to be  delivered to the Trustee or the
Custodian pursuant to Section 2.01(b) of this Agreement.

         Custodian:  Wells Fargo Bank,  N.A., or any successor  custodian  appointed  pursuant to a Custodial  Agreement and reasonably acceptable to the Credit Enhancer.

         Cut-off Date:  April 1, 2007.

         Cut-off Date  Principal  Balance:  As to any Mortgage  Loan, the actual unpaid  principal  balance  thereof as of the close of business on the day prior to the Cut-off Date.

         Debt Service  Reduction:  With respect to any Mortgage  Loan, a reduction in the scheduled  Monthly  Payment for such Mortgage
Loan by a court of competent  jurisdiction in a proceeding under the Bankruptcy Code, except such a reduction  constituting a Deficient
Valuation or any reduction that results in a permanent forgiveness of principal.

         Deficiency Amount:  As defined in the Policy.

         Deficient  Valuation:  With respect to any Mortgage  Loan, a valuation by a court of competent  jurisdiction  of the Mortgaged
Property  in an amount  less than the then  outstanding  indebtedness  under the  Mortgage  Loan,  or any  reduction  in the  amount of principal to be paid in connection with any scheduled  Monthly  Payment that  constitutes a permanent  forgiveness of principal,  which valuation or reduction results from a proceeding under the Bankruptcy Code.

         Definitive Certificate: Any definitive, fully registered Certificate.

         Deleted Mortgage Loan:  A Mortgage Loan replaced or to be replaced with a Qualified Substitute Mortgage Loan.

         Delinquency  Percentage:  With respect to any Distribution Date, the percentage  equivalent of a fraction (A) the numerator of which is the Principal  Balance of Mortgage  Loans that are  Delinquent  for 60 days or more as of such  Distribution  Date and (B) the denominator of which is the aggregate  Principal  Balance of the Mortgage Loans as of the beginning of the related  Collection  Period, expressed as a percentage.

         Delinquent:  As used herein,  a Mortgage  Loan is  considered  to be: "30 to 59 days" or "30 or more days"  delinquent  when a payment due on any  scheduled due date remains  unpaid as of the close of business on the next  following  monthly  scheduled due date;
"60 to 89 days" or "60 or more  days"  delinquent  when a  payment  due on any  scheduled  due date  remains  unpaid as of the close of business on the second  following  monthly  scheduled due date; and so on. The  determination  as to whether a Mortgage Loan falls into these  categories  is made as of the close of business on the last  business  day of each month.  For example,  a Mortgage  Loan with a payment  due on July 1 that  remained  unpaid as of the close of  business  on August 31 would then be  considered  to be 30 to 59 days delinquent.  Delinquency  information  as of the  Cut-off  Date is  determined  and  prepared  as of the close of  business on the last business day immediately prior to the Cut-off Date.

         Depository:  The  Depository  Trust  Company,  or any  successor  Depository  hereafter  named.  The  nominee  of the  initial
Depository for purposes of registering  those  Certificates  that are to be Book-Entry  Certificates is Cede & Co. The Depository shall at all times be a "clearing  corporation"  as defined in Section  8-102(a)(5) of the Uniform  Commercial  Code of the State of New York
and a "clearing agency" registered pursuant to the provisions of Section 17A of the Exchange Act.

         Depository  Participant:  A broker,  dealer, bank or other financial  institution or other Person for whom from time to time a
Depository effects book-entry transfers and pledges of securities deposited with the Depository.

         Destroyed Mortgage Note: A Mortgage Note the original of which was permanently lost or destroyed and has not been replaced.

         Determination  Date:  With  respect to any  Distribution  Date,  the 20th day (or if such 20th day is not a Business  Day, the
Business Day immediately following such 20th day) of the month of the related Distribution Date.

         Disqualified  Organization:  Any organization  defined as a "disqualified  organization" under Section 860E(e)(5) of the Code, including,  if not otherwise included,  any of the following:  (i) the United States, any State or political  subdivision  thereof, any possession of the United States, or any agency or  instrumentality  of any of the foregoing (other than an  instrumentality  which is a corporation  if all of its  activities  are subject to tax and,  except for Freddie  Mac, a majority of its board of  directors  is not selected by such governmental unit), (ii) a foreign  government,  any international  organization,  or any agency or instrumentality of any of the foregoing,  (iii) any organization (other than certain farmers' cooperatives  described in Section 521 of the Code) which is exempt  from the tax imposed by Chapter 1 of the Code  (including  the tax  imposed by Section  511 of the Code on  unrelated  business taxable  income) and (iv) rural  electric and telephone  cooperatives  described in Section  1381(a)(2)(C)  of the Code. A Disqualified
Organization  also  includes  any  "electing  large  partnership,"  as defined in  Section  775(a) of the Code and any other  Person so designated by the Trustee based upon an Opinion of Counsel that the holding of an Ownership  Interest in a Class R Certificate  by such
Person may cause any REMIC or any Person having an Ownership  Interest in any Class of  Certificates  (other than such Person) to incur a liability  for any  federal  tax imposed  under the Code that would not  otherwise  be imposed but for the  Transfer of an  Ownership
Interest in a Class R Certificate to such Person.  The terms "United States," "State" and "international  organization"  shall have the meanings set forth in Section 7701 of the Code or successor provisions.

         Distribution  Date: The 25th day of any month beginning in the month  immediately  following the month of the initial issuance of the Certificates or, if such 25th day is not a Business Day, the Business Day immediately following such 25th day.

         Due Date:  With  respect to any  Distribution  Date and any  Mortgage  Loan,  the day of the month of the  related  Collection
Period the Monthly Payment is due as set forth in the related Mortgage Note.

         Eligible  Account:  An  account  that  is any  of the  following:  (i)  maintained  with a  depository  institution  the  debt obligations  of which have been rated by each  Rating  Agency in its  highest  rating  available,  or (ii) an account or  accounts in a depository  institution in which such accounts are fully insured to the limits established by the FDIC,  provided that any deposits not so insured shall,  to the extent  acceptable to each Rating Agency,  as evidenced in writing,  be maintained such that (as evidenced by an Opinion of Counsel  delivered  to the Trustee  and each Rating  Agency) the  registered  Holders of  Certificates  have a claim with respect to the funds in such  account or a  perfected  first  security  interest  against  any  collateral  (which  shall be limited to
Permitted  Investments)  securing  such funds  that is  superior  to claims of any other  depositors  or  creditors  of the  depository institution  with  which such  account is  maintained,  or (iii) in the case of the  Custodial  Account,  a trust  account or  accounts maintained in the corporate  trust  department of U.S. Bank National  Association,  or (iv) in the case of the Certificate  Account,  a trust  account or accounts  maintained in the corporate  trust  division of the Trustee,  or (v) an account or accounts of a depository institution  acceptable  to each  Rating  Agency (as  evidenced  in writing by each Rating  Agency that use of any such  account as the
Custodial  Account or the  Certificate  Account will not reduce the rating  assigned to any Class of Certificates by such Rating Agency below the lower of the then-current rating or the rating assigned to such Certificates as of the Closing Date by such Rating Agency).

         ERISA:  The Employee Retirement Income Security Act of 1974, as amended.

         Event of Default:  As defined in Section 7.01.

         Excess Interest:  As of any  Distribution  Date, the sum of (a) the excess of (x) the Available  Distribution  Amount over (y)
the sum of (1) the  Interest  Distribution  Amount  for  such  Distribution  Date  and (2) the  Principal  Remittance  Amount  for that
Distribution  Date and (b) the amount by which the  Overcollateralization  Amount  exceeds the Required  Overcollateralization  Amount.
Excess Interest shall be allocated on each Distribution Date in accordance with the priorities set forth in Section 4.02(g).

         Exchange Act:  The Securities Exchange Act of 1934, as amended.

         Fannie Mae:  Federal  National  Mortgage  Association,  a federally  chartered and privately owned  corporation  organized and existing under the Federal National Mortgage Association Charter Act, or any successor thereto.

         FASIT:  A "financial asset securitization investment trust" within the meaning of Section 860L of the Code.

         FDIC:  Federal Deposit Insurance Corporation or any successor thereto.

         FHA:  The Federal Housing Administration, or its successor.

         Final  Distribution  Date: The Distribution  Date on which the final  distribution in respect of the Certificates will be made pursuant  to Section  9.01,  which Final  Distribution  Date shall in no event be later than the end of the 90-day  liquidation  period described in Section 9.02.

         Final  Scheduled  Distribution  Date:  Solely for purposes of the face of the  Certificates,  as follows:  with respect to the
Class A-1V, Class A-1F and Class A-2  Certificates,  January 25, 2022; with respect to the Class A-3  Certificates,  December 25, 2025;
with  respect  to the  Class  A-4  Certificates,  December  25,  2029;  and with  respect  to the  Class  A-5,  Class  A-6 and Class SB
Certificates,  April 25,  2037.  No event of default  under this  Agreement  will  arise or become  applicable  solely by reason of the failure to retire the entire  Certificate  Principal Balance of any Class of Class A Certificates or Class SB Certificates on or before its Final Scheduled Distribution Date.

         Fitch:  Fitch Ratings, or its successors in interest.

         Foreclosure  Profits:  With respect to any Distribution Date or related  Determination Date and any Mortgage Loan, the excess, if any, of Liquidation  Proceeds,  Insurance Proceeds and REO Proceeds (net of all amounts  reimbursable  therefrom pursuant to Section
3.10(a)(ii)) in respect of each Mortgage Loan or REO Property for which a Cash  Liquidation or REO Disposition  occurred in the related
Collection  Period over the sum of the unpaid principal  balance of such Mortgage Loan or REO Property  (determined,  in the case of an
REO  Disposition,  in  accordance  with Section 3.14) plus accrued and unpaid  interest at the Mortgage  Rate on such unpaid  principal balance from the Due Date to which  interest was last paid by the Mortgagor to the first day of the month  following the month in which such Cash Liquidation or REO Disposition occurred.

         Form 10-K Certification:  As defined in Section 4.03(f).

         Freddie Mac:  Freddie  Mac, a corporate  instrumentality  of the United  States  created and  existing  under Title III of the
Emergency Home Finance Act of 1970, as amended, or any successor thereto.

         Guaranteed  Payment Amount: The aggregate  Certificate  Principal Balance of the Class A Certificates on the Distribution Date
in April 2037, after giving effect to all other  distributions on the Class A Certificates on such  Distribution  Date from all sources other than the Policy.

         HUD:  The United States Department of Housing and Urban Development.

         Independent:  When used with  respect to any  specified  Person,  means such a Person  who (i) is in fact  independent  of the
Company,  the Master  Servicer and the Trustee,  or any  Affiliate  thereof,  (ii) does not have any direct  financial  interest or any material indirect  financial interest in the Company,  the Master Servicer or the Trustee or in an Affiliate thereof,  and (iii) is not connected with the Company,  the Master  Servicer or the Trustee as an officer,  employee,  promoter,  underwriter,  trustee,  partner, director or person performing similar functions.

         Initial  Certificate  Principal  Balance:  With respect to each Class of Certificates  (other than the Class R  Certificates), the  Certificate  Principal  Balance of such Class of  Certificates  as of the Closing Date as set forth in the  Preliminary  Statement hereto.

         Insurance  Account:  The  separate  account or  accounts  created and  maintained  pursuant  to Section  4.10,  which shall be entitled  "LaSalle  Bank  National  Association,  as trustee,  in trust for the  registered  holders of  Residential  Funding  Mortgage
Securities II, Inc., Home Equity Loan Pass-Through Certificates, Series 2007-HSA2," and which must be an Eligible Account.

         Insurance  Agreement:  The Insurance  Agreement,  dated as of April 27, 2007, among the Master  Servicer,  the Company and the
Credit Enhancer, including any amendments and supplements thereto.

         Insurance  Proceeds:  Proceeds  paid in respect of the Mortgage  Loans  pursuant to any insurance  policy  covering a Mortgage
Loan,  to the extent such  proceeds are payable to the  mortgagee  under the  Mortgage,  any  Subservicer,  the Master  Servicer or the
Trustee and are not applied to the  restoration of the related  Mortgaged  Property or released to the Mortgagor in accordance with the procedures that the Master Servicer would follow in servicing mortgage loans held for its own account.

         Insured Amount:  The Insured Amount as defined in the Policy.

         Interest  Accrual  Period:  With respect to any  Certificate  (other than the Class A-1V  Certificates)  and any  Distribution
Date, the calendar month preceding the month in which such  Distribution  Date occurs.  The Interest  Accrual Period for the Class A-1V
Certificates  shall be (a) for the  Distribution  Date in May 2007,  the period  commencing  on the Closing  Date and ending on the day preceding the  Distribution  Date in May 2007, and (b) with respect to any Distribution  Date after the Distribution  Date in May 2007, the period  commencing on the Distribution  Date in the month  immediately  preceding the month in which such  Distribution Date occurs and ending on the day preceding such Distribution Date.

         Interest Distribution Amount:  For any Distribution Date, the amount payable pursuant to Section 4.02(c)(1).

         Interim Certification:  As defined in Section 2.02.

         LIBOR:  With respect to any  Distribution  Date,  the  arithmetic  mean of the London  interbank  offered rate  quotations for one-month U.S. Dollar deposits, expressed on a per annum basis, determined in accordance with Section 1.02.

         LIBOR Business Day:  As defined in Section 1.02.

         LIBOR Rate Adjustment Date:  As defined in Section 1.02.

         Liquidated  Mortgage Loan:  With respect to any  Distribution  Date, any Mortgage Loan in respect of which the Master Servicer has determined,  in accordance with the servicing  procedures  specified herein, as of the end of the related Collection  Period,  that substantially all Liquidation  Proceeds which it reasonably expects to recover,  if any, with respect to the disposition of the related
Mortgaged  Property  have been  recovered.  In addition,  the Master  Servicer  will treat any  Mortgage  Loan that is 180 days or more delinquent as having been finally liquidated.

         Liquidation  Expenses:  Out-of-pocket  expenses  (exclusive  of  overhead)  which are  incurred  by or on behalf of the Master
Servicer in  connection  with the  liquidation  of any Mortgage  Loan and not  recovered  under any  insurance  policy,  such  expenses including,  without limitation,  legal fees and expenses,  any unreimbursed  amount expended  (including,  without limitation,  amounts advanced to correct  defaults on any loan which is senior to such Mortgage Loan)  respecting the related  Mortgage Loan and any related and unreimbursed  expenditures for real estate property taxes or for property  acquisition,  restoration,  preservation or disposition, or insurance against casualty loss or damage.

         Liquidation  Proceeds:  Amounts (other than Insurance  Proceeds) received by the Master Servicer in connection with the taking of an entire  Mortgaged  Property by exercise of the power of eminent domain or condemnation or in connection with the liquidation of a defaulted Mortgage Loan through trustee's sale, foreclosure sale or otherwise, other than REO Proceeds.

         Marker Rate:  With respect to the Class SB Certificates or REMIC II Regular  Interest SB-IO and any  Distribution  Date, a per
annum  rate  equal to two (2) times the  weighted  average  of the  Uncertificated  REMIC II  Pass-Through  Rates for REMIC II  Regular
Interest LT2 and REMIC II Regular Interest LT3.

         Maturity Date:  With respect to each Class of  Certificates  representing  ownership of REMIC II Regular  Interests or REMIC I
Regular  Interests  issued  by each of REMIC I and  REMIC II the  latest  possible  maturity  date,  solely  for  purposes  of  Section
1.860G-1(a)(4)(iii)  of the  Treasury  Regulations,  by which the  Certificate  Principal  Balance of each such  Class of  Certificates representing a regular interest in the Trust Fund would be reduced to zero, which is, for each such regular  interest,  April 25, 2037, which is the Distribution Date occurring in the month following the last scheduled monthly payment of the Mortgage Loans.

         MERS:  Mortgage Electronic  Registration  Systems,  Inc., a corporation  organized and existing under the laws of the State of
Delaware, or any successor thereto.

         MERS(R)System: The system of recording transfers of Mortgages electronically maintained by MERS.

         MIN:  The Mortgage Identification Number for Mortgage Loans registered with MERS on the MERS(R)System.

         MOM Loan:  With respect to any Mortgage Loan,  MERS acting as the mortgagee of such Mortgage  Loan,  solely as nominee for the originator of such Mortgage Loan and its successors and assigns, at the origination thereof.

         Monthly  Payment:  With respect to any Mortgage Loan  (including  any REO Property) and any Due Date, the payment of principal and interest received thereon in accordance with the amortization  schedule at the time applicable thereto (after  adjustment,  if any, for  Curtailments  and for  Deficient  Valuations  occurring  prior to such Due Date but before  any  adjustment  to such  amortization schedule by reason of any bankruptcy,  other than a Deficient  Valuation,  or similar proceeding or any moratorium or similar waiver or grace period).

         Moody's:  Moody's Investors Service, Inc., or its successor in interest.

         Mortgage:  With respect to each Mortgage Note related to a Mortgage  Loan,  the  mortgage,  deed of trust or other  comparable instrument creating a first or second lien on an estate in fee simple or leasehold interest in real property securing a Mortgage Note.

         Mortgage  File:  The mortgage  documents  listed in Section 2.01  pertaining to a particular  Mortgage Loan and any additional documents required to be added to the Mortgage File pursuant to this Agreement.

         Mortgage Loans:  Such of the mortgage loans  transferred and assigned to the Trustee  pursuant to Section 2.01 as from time to time are held or deemed to be held as a part of the Trust Fund, the Mortgage Loans  originally so held being  identified in the initial
Mortgage Loan  Schedule,  and Qualified  Substitute  Mortgage  Loans held or deemed held as part of the Trust Fund  including,  without limitation, each related Mortgage Note, Mortgage and Mortgage File and all rights appertaining thereto.

         Mortgage  Loan  Schedule:  The list of the  Mortgage  Loans  attached  hereto as  Exhibit D (as  amended  from time to time to reflect the addition of Qualified  Substitute  Mortgage Loans),  which lists shall set forth at a minimum the following  information as to each Mortgage Loan in the related Loan Group:

(i)      the Mortgage Loan identifying number ("RFC LOAN #");

(ii)     the state, city and zip code of the Mortgaged Property;

(iii)    the maturity of the Mortgage Note ("MATURITY DATE");

(iv)     the Mortgage Rate ("CUR RATE");

(v)      the Principal Balance at origination ("ORG AMT");

(vi)     the type of property securing the Mortgage Note ("PROPERTY TYPE");

(vii)    the appraised value ("APPRSL");

(viii)   the initial scheduled monthly payment of principal, if any, and interest ("ORIGINAL P & I");

(ix)     the Cut-off Date Loan Principal Balance ("CUT-OFF BAL");

(x)      the Combined Loan-to-Value Ratio at origination ("CLTV");

(xi)     the date of the Mortgage Note ("NOTE DATE");

(xii)    the original term to maturity of the Mortgage Loan ("ORIGINAL TERM");

(xiii)   under the column "OCCP CODE," a code indicating whether the Mortgage Loan is secured by a non-owner occupied residence;

(xiv)    the Principal Balance of any Mortgage Loan senior thereto ("SR BAL");

(xv)     the Credit Score ("CR SCORE");

(xvi)    the debt to income ratio ("DTI");

(xvii)   product code ("PRODUCT CODE");

(xviii)  loan purpose ("PURPOSE");

(xix)    the lien position of the related Mortgage ("LIEN");

(xx)     the Subservicer loan number (SERVICER LOAN #); and

(xxi)    the remaining term of the Mortgage Loan (REMAINING TERM).

Such schedule may consist of multiple reports that collectively set forth all of the information required.

         Mortgage Note:  The originally  executed note or other evidence of  indebtedness  evidencing the  indebtedness  of a Mortgagor under a Mortgage Loan, together with any modification thereto.

         Mortgage Rate:  As to any Mortgage Loan, the interest rate borne by the related Mortgage Note, or any modification thereto.

         Mortgaged Property:  The underlying real property securing a Mortgage Loan.

         Mortgagor:  The obligor on a Mortgage Note.

         Net Liquidation Proceeds: With respect to any Liquidated Mortgage Loan, Liquidation Proceeds net of Liquidation Expenses.

         Net Mortgage Rate:  With respect to each Mortgage Loan, the per annum rate equal to the Adjusted Mortgage Rate.

         Net WAC Cap Shortfall:  With respect to any Distribution  Date and any Class of Class A Certificates,  the excess,  if any, of
(x) interest that would have accrued on such Class of Class A Certificates at the applicable  Pass-Through Rate without  application of the Net WAC Cap Rate over (y) interest accrued thereon at the Net WAC Cap Rate.

         Net WAC Cap Rate:  With  respect to any  Distribution  Date,  a per annum rate  equal to (i) the  weighted  average of the Net
Mortgage  Rates of the  Mortgage  Loans as of the first day of the month  preceding  the month in which such  Distribution  Date occurs minus (ii) the product of (a) the Credit Enhancer  Premium Rate and (b) a fraction  expressed as a percentage the numerator of which is the  Certificate  Principal  Balance of the Class A  Certificates  as of such  Distribution  Date and the  denominator  of which is the aggregate  Principal Balance of the Mortgage Loans as of such Distribution Date. With respect to the Class A-1V  Certificates,  the Net
WAC Cap Rate is further  adjusted by multiplying  the Net WAC Cap Rate by a fraction,  the numerator of which is 30 and the denominator of which is the actual number of days in the related  Interest  Accrual Period.  The foregoing rate is equal to the weighted average of the  Uncertificated  REMIC I  Pass-Through  Rates  with  respect  to the  REMIC I  Regular  Interests,  weighted  in each case by their respective Uncertificated Principal Balances.

         Non-Primary  Residence  Loans:  The Mortgage  Loans  designated as secured by second or vacation  residences,  or by non-owner occupied residences, on the Mortgage Loan Schedule.

         Non-United States Person:  Any Person other than a United States Person.

         Nonsubserviced  Mortgage  Loan:  Any Mortgage Loan that, at the time of reference  thereto,  is not subject to a  Subservicing
Agreement.

         Notice:  As defined in the Policy.

         Notional Amount:  With respect to the Class SB Certificates or the REMIC II Regular Interest SB-IO,  immediately  prior to any
Distribution Date, the aggregate of the Uncertificated Principal Balances of the REMIC II Regular Interests.

         Officers'  Certificate:  A certificate  signed by the Chairman of the Board, the President,  a Vice President,  Assistant Vice
President,  Director,  Managing Director, the Treasurer, the Secretary, an Assistant Treasurer or an Assistant Secretary of the Company
or the Master Servicer, as the case may be, and delivered to the Trustee, as required by this Agreement.

         Opinion of Counsel:  A written opinion of counsel  acceptable to the Trustee and the Master  Servicer,  who may be counsel for the  Company or the Master  Servicer,  provided  that any  Opinion  of Counsel  (i)  referred  to in the  definition  of  "Disqualified
Organization"  or (ii) relating to the  qualification  of REMIC I or REMIC II as REMICs or compliance with the REMIC  Provisions  must, unless otherwise specified, be an opinion of Independent counsel.

         Outstanding  Mortgage  Loan:  As to any Due Date, a Mortgage Loan  (including an REO Property)  which was not the subject of a
Principal  Prepayment in Full, Cash  Liquidation or REO  Disposition  and which was not purchased,  deleted or substituted for prior to such Due Date pursuant to Section 2.02, 2.03 or 4.07.

         Overcollateralization  Amount:  With respect to any  Distribution  Date,  the excess,  if any, of (a) the aggregate  Principal
Balances of the Mortgage  Loans as of the last day of the related  Collection  Period,  over (b) the  aggregate  Certificate  Principal
Balance  of the  Class A  Certificates  immediately  prior  to that  Distribution  Date,  less  amounts  distributable  to the  Class A
Certificates from the Principal  Remittance  Amount for such  Distribution Date and Excess Interest  available to pay any Realized Loss
Distribution Amount for such Distribution Date.

         Overcollateralization Floor:  An amount equal to 0.50% of the aggregate Cut-off Date Principal Balance of the Mortgage Loans.

         Overcollateralization  Increase Amount:  With respect to any Distribution Date on or after the seventh  Distribution  Date, an amount equal to the lesser of (i) the Excess Interest available to pay any  Overcollateralization  Increase Amount on that Distribution
Date and  (ii)  the  excess,  if any,  of (x) the  Required  Overcollateralization  Amount  for  that  Distribution  Date  over (y) the
Overcollateralization Amount for that Distribution Date.

         Ownership  Interest:  As to any Certificate,  any ownership or security interest in such  Certificate,  including any interest in such Certificate as the Holder thereof and any other interest  therein,  whether direct or indirect,  legal or beneficial,  as owner or as pledgee.

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         Pass-Through Rate:

         With  respect to the Class A-1V  Certificates,  the least of (1) a per annum  rate equal to LIBOR plus  0.13%,  (2) 14.00% per annum and (3) the Net WAC Cap Rate;

         With respect to the Class A-1F Certificates, the lesser of (1) 8.47% per annum and (2)  the Net WAC Cap Rate;

         With respect to the Class A-2 Certificates, the lesser of (1) 5.65% per annum and (2)  the Net WAC Cap Rate;

         With respect to the Class A-3 Certificates, the lesser of (1) 5.75% per annum and (2)  the Net WAC Cap Rate;

         With respect to the Class A-4 Certificates, the lesser of (1) 5.81% per annum and (2)  the Net WAC Cap Rate;

         With respect to the Class A-5  Certificates,  the lesser of (1) in the case of any  Distribution  Date up to and including the
Step-Up Date,  5.97% per annum,  and in the case of any  Distribution  Date after the Step-Up Date, 6.47% per annum and (2) the Net WAC
Cap Rate; and

         With respect to the Class A-6  Certificates,  the lesser of (1) in the case of any  Distribution  Date up to and including the
Step-Up Date,  5.71% per annum,  and in the case of any  Distribution  Date after the Step-Up Date, 6.21% per annum and (2) the Net WAC
Cap Rate.

         With respect to the Class SB Certificates or the REMIC II Regular Interest SB-IO and any  Distribution  Date, a rate per annum equal to the percentage  equivalent of a fraction,  the numerator of which is the sum of the amounts calculated pursuant to clauses (i)
through (iii) below, and the denominator of which is the aggregate  principal balance of the REMIC I Regular Interests  relating to the
Mortgage Loans.  For purposes of calculating the  Pass-Through  Rate for the Class SB  Certificates,  the numerator is equal to the sum of the following components:

         (i)      the  Uncertificated  REMIC I Pass-Through  Rate for REMIC I Regular Interest LT1 minus the Marker Rate,  applied to a notional amount equal to the Uncertificated Principal Balance of REMIC I Regular Interest LT1;

         (ii)     the  Uncertificated  REMIC I Pass-Through  Rate for REMIC I Regular Interest LT2 minus the Marker Rate,  applied to a notional amount equal to the Uncertificated Principal Balance of REMIC I Regular Interest LT2; and

         (iii)    the  Uncertificated  REMIC I Pass-Through Rate for REMIC I Regular Interest LT4 minus twice the Marker Rate,  applied to a notional amount equal to the Uncertificated Principal Balance of REMIC I Regular Interest LT4.

         Paying Agent:  LaSalle Bank National Association or any successor Paying Agent appointed by the Trustee.

         Percentage  Interest:  With respect to any Class A Certificate,  the undivided  percentage  ownership  interest in the related
Class evidenced by such Certificate,  which percentage  ownership interest shall be equal to the Initial Certificate  Principal Balance thereof divided by the aggregate  Initial  Certificate  Principal  Balance of all of the Certificates of the same Class. The Percentage
Interest with respect to a Class SB or Class R Certificate shall be stated on the face thereof.

         Permitted Investments:  One or more of the following:

                  (i)      obligations  of or  guaranteed  as to  principal  and  interest  by  the  United  States  or any  agency  or instrumentality thereof when such obligations are backed by the full faith and credit of the United States;

                  (ii)     repurchase  agreements on obligations specified in clause (i) maturing not more than one month from the date of acquisition  thereof,  provided that the unsecured  obligations of the party agreeing to repurchase such obligations are at the time rated by each Rating Agency in its highest short-term rating available;

                  (iii)    federal funds,  certificates of deposit,  demand  deposits,  time deposits and bankers'  acceptances  (which shall each have an original  maturity of not more than 90 days and,  in the case of  bankers'  acceptances,  shall in no event have an original  maturity of more than 365 days or a remaining  maturity of more than 30 days)  denominated  in United States dollars of any U.S.  depository  institution  or trust company  incorporated  under the laws of the United States or any state thereof or of any domestic branch of a foreign  depository  institution or trust company;  provided that the debt  obligations of such  depository  institution or trust company at the date of acquisition  thereof have been rated by each Rating Agency in its highest short-term rating available;  and, provided further that, if the original maturity of such short-term  obligations of a domestic  branch of a foreign  depository  institution or trust company shall exceed 30 days,  the  short-term  rating of such institution shall be A-1+ in the case of Standard & Poor's if Standard & Poor's is a Rating Agency;

                  (iv)     commercial paper and demand notes (having original  maturities of not more than 365 days) of any corporation incorporated  under the laws of the United  States or any state  thereof  which on the date of  acquisition  has been rated by each Rating Agency in its highest  short-term  rating  available;  provided that such commercial  paper and demand notes shall have a remaining maturity of not more than 30 days;

                  (v)      a money  market fund or a qualified  investment  fund rated by each Rating  Agency in its highest  long-term rating available (which may be managed by the Trustee or one of its Affiliates); and

                  (vi)     other  obligations  or securities  that are  acceptable  to each Rating Agency and the Credit  Enhancer as a
         Permitted  Investment  hereunder and will not reduce the rating  assigned to any Class of  Certificates  by such Rating Agency
         (without giving effect,  in the case of the Class A  Certificates,  to the Policy) below the  then-current  rating assigned to such Certificates by such Rating Agency, as evidenced in writing;

         provided,  however, that no instrument shall be a Permitted Investment if it represents,  either (1) the right to receive only interest  payments with respect to the  underlying  debt  instrument or (2) the right to receive both  principal and interest  payments derived from obligations  underlying such instrument and the principal and interest payments with respect to such instrument  provide a yield to maturity greater than 120% of the yield to maturity at par of such underlying  obligations.  References  herein to the highest rating available on unsecured  long-term debt shall mean AAA in the case of Standard & Poor's,  AAA in the case of Fitch and Aaa in the case of Moody's,  and for purposes of this Agreement,  any references  herein to the highest rating  available on unsecured  commercial paper and short-term debt  obligations  shall mean the following:  A-1 in the case of Standard & Poor's and P-1 in the case of Moody's;
provided,  however,  that any Permitted Investment that is a short-term debt obligation rated A-1 by Standard & Poor's must satisfy the following additional  conditions:  (i) the total amount of debt from A-1 issuers must be limited to the investment of monthly principal and interest  payments  (assuming fully amortizing  collateral);  (ii) the total amount of A-1 investments must not represent more than
20% of the aggregate  outstanding  Certificate  Principal  Balance of the  Certificates  and each  investment must not mature beyond 30 days;  (iii) the terms of the debt must have a  predetermined  fixed dollar amount of principal  due at maturity that cannot vary;  and
(iv) if the  investments  may be liquidated  prior to their maturity or are being relied on to meet a certain  yield,  interest must be tied to a single  interest  rate  index  plus a single  fixed  spread  (if any) and must  move  proportionately  with that  index.  Any
Permitted Investment may be purchased by or through the Trustee or its Affiliates.

         Permitted  Transferee:  Any Transferee of a Class R Certificate,  other than a Disqualified  Organization or Non-United States
Person.

         Person:  Any  individual,  corporation,  limited  liability  company,  partnership,  joint venture,  association,  joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

         Policy:  The financial  guaranty  insurance  policy (Policy No. 495140) issued by the Credit  Enhancer,  dated as of April 27,
2007, with respect to the Class A Certificates.

         Pool Principal  Balance:  As to any date of determination,  the aggregate  Principal  Balances of the Mortgage Loans as of the
last day of the Collection Period preceding the month of such date of determination.

         Premium:   As defined in the Insurance Agreement.

         Prepayment  Assumption:  With respect to the Class A Certificates and Class SB Certificates,  the prepayment  assumption to be used for  determining the accrual of original issue discount and premium and market  discount on such  Certificates  for federal income tax purposes,  which assumes a constant  prepayment  rate of 10% per annum of the then  outstanding  principal  balance of the Mortgage
Loans in the first month of the life of the Mortgage Loans,  and an additional  approximate  1.6364% per annum in each month thereafter until the twelfth  month.  Beginning  in the twelfth  month and in each month  thereafter  during the life of the Mortgage  Loans,  the prepayment assumption assumes a constant prepayment rate of 28% per annum each month.

         Prepayment  Interest  Shortfall:  As to any Distribution Date and any Mortgage Loan (other than a Mortgage Loan relating to an
REO Property) that was the subject of (a) a Principal  Prepayment in Full during the related  Collection Period, an amount equal to the excess of one month's  interest at the Net Mortgage  Rate on the unpaid  principal  balance of such Mortgage Loan as of the most recent
Due Date over the amount of interest  (adjusted to the Net Mortgage Rate) paid by the Mortgagor in such  Collection  Period to the date of such Principal  Prepayment in Full or (b) a Curtailment  during the prior calendar month, an amount equal to one month's interest at the Net Mortgage Rate on the amount of such Curtailment.

         Principal  Balance:  As to any  Outstanding  Mortgage Loan,  the unpaid  principal  balance as of the Cut-off Date,  minus all collections  credited  against the principal  balance of the Mortgage Loan in accordance  with the related  Mortgage Note prior to that date, and as to any Liquidated Mortgage Loan, $0.00.

         Principal  Collection  Distribution  Amount.  With respect to any  Distribution  Date, the lesser of (a) the excess of (i) the
Available  Distribution  Amount (other than amounts  payable under the Policy) over (ii) the Interest  Distribution  Amount and (b) the sum of:

                  (i)      the principal  portion of each Monthly  Payment  received with respect to the related  Collection  Period on each Outstanding Mortgage Loan;

                  (ii)     the Principal  Balance of any Mortgage Loan repurchased  during the related  Collection Period (or deemed to have been so repurchased in accordance with Section  3.07(b))  pursuant to Section 2.02,  2.03, 2.05 or 4.07 and the amount of any shortfall  deposited in the Custodial Account in connection with the substitution of a
                           Deleted Mortgage Loan pursuant to Section 2.03 or 2.05 during the related Collection Period;

                  (iii)    the  principal  portion of all other  unscheduled  collections  on the Mortgage  Loans  (including,  without limitation,  Principal Prepayments in Full, Curtailments,  Insurance Proceeds,  Liquidation Proceeds and REO
                           Proceeds)  received during the related  Collection Period (or deemed to have been so received) to the extent not distributed on the preceding Distribution Date; and

                  (iv)     the Realized Loss Distribution Amount;

provided however,  on any Distribution  Date on which the  Overcollateralization  Amount that would result without  application of this proviso  exceeds the Required  Overcollateralization  Amount,  the  Principal  Collection  Distribution  Amount shall be reduced by the amount of such excess to an amount not less than zero.

         Principal  Prepayment:  Any payment of principal or other  recovery on a Mortgage  Loan,  including a recovery  that takes the form of Liquidation  Proceeds or Insurance  Proceeds,  which is received in advance of its scheduled Due Date and is not accompanied by an amount as to interest  representing  scheduled  interest on such payment due on any date or dates in any month or months  subsequent to the month of prepayment.

         Principal  Prepayment in Full:  Any Principal  Prepayment  made by a Mortgagor of the entire  principal  balance of a Mortgage
Loan.

         Principal  Remittance Amount.  With respect to any Distribution Date, the sum of the amounts described in clauses (b)(i), (ii)
and (iii) of the definition of Principal Collection Distribution Amount for that Distribution Date.

         Program  Guide:  The  Residential  Funding  Seller  Guide for mortgage  collateral  sellers that  participate  in  Residential
Funding's  standard  mortgage  programs,  and Residential  Funding's  Servicing  Guide and any other  subservicing  arrangements  which
Residential  Funding has arranged to accommodate  the servicing of the Mortgage Loans and in each case all  supplements  and amendments thereto published by Residential Funding.

         Purchase  Price:  With  respect to any  Mortgage  Loan (or REO  Property)  required to be or  otherwise  purchased on any date pursuant  to Section  2.02,  2.03 or 4.07,  an amount  equal to the sum of (i) 100% of the  Principal  Balance  thereof and (ii) unpaid accrued  interest at the Adjusted  Mortgage  Rate (or at the Net Mortgage Rate plus the Credit  Enhancer  Premium Rate in the case of a purchase made by the Master  Servicer) on the Principal  Balance  thereof to the first day of the month following the month of purchase from the Due Date to which interest was last paid by the Mortgagor.

         Qualified  Substitute  Mortgage  Loan:  A Mortgage  Loan  substituted  by  Residential  Funding or the  Company  for a Deleted
Mortgage Loan which must, on the date of such  substitution,  as confirmed in an Officers'  Certificate  delivered to the Trustee,  (i)
have an  outstanding  principal  balance,  after  deduction of the principal  portion of the monthly  payment  received in the month of substitution  (or in the case of a substitution  of more than one Mortgage Loan for a Deleted  Mortgage Loan, an aggregate  outstanding principal  balance,  after such deduction),  not in excess of the principal  balance of the Deleted Mortgage Loan as of the last day of the related  Collection  Period (the amount of any shortfall to be deposited by  Residential  Funding in the  Custodial  Account in the
month of  substitution);  (ii) have a Mortgage  Rate and a Net  Mortgage  Rate no lower than and not more than 1% per annum higher than the Mortgage  Rate and Net Mortgage  Rate,  respectively,  of the Deleted  Mortgage Loan as of the date of  substitution;  (iii) have a
Combined  Loan-to-Value  Ratio  at the  time  of  substitution  no  higher  than  that of the  Deleted  Mortgage  Loan  at the  time of substitution;  (iv) have a  remaining  term to stated  maturity  not  greater  than (and not more than one year less  than) that of the
Deleted  Mortgage Loan; and (v) comply with each  representation  and warranty set forth in Sections 2.03 and 2.04 hereof and Section 4 of the  Assignment  Agreement  (other than the  representations  and  warranties  set forth therein with respect to the number of loans
(including the related percentage) in excess of zero which meet or do not meet specified criteria).

         Rating  Agency:  Each of  Moody's,  Fitch and  Standard & Poor's.  If any  agency or a  successor  is no longer in  existence,
"Rating Agency" shall be such statistical credit rating agency, or other comparable Person,  designated by the Company, notice of which designation shall be given to the Trustee and the Master Servicer.

         Realized  Loss:  With respect to each Mortgage Loan (or REO Property) as to which a Cash  Liquidation or REO  Disposition  has occurred,  an amount (not less than zero) equal to (i) the  principal  balance of the Mortgage Loan (or REO Property) as of the date of
Cash  Liquidation or REO Disposition plus accrued and unpaid interest  thereon,  minus (ii) the proceeds,  if any,  received during the month in which such Cash  Liquidation (or REO Disposition)  occurred,  to the extent applied as recoveries to principal of the Mortgage
Loan, net of the portion thereof  reimbursable to the Master Servicer or any Subservicer  with respect to related  expenses as to which the Master  Servicer or  Subservicer  is entitled to  reimbursement  thereunder  but which have not been  previously  reimbursed.  With respect to each Mortgage Loan which has become the subject of a Deficient  Valuation,  the difference  between the principal balance of the Mortgage Loan outstanding  immediately prior to such Deficient  Valuation and the principal balance of the Mortgage Loan as reduced by the Deficient  Valuation.  With respect to each Mortgage  Loan which has become the object of a Debt Service  Reduction,  the amount of such Debt  Service  Reduction.  Notwithstanding  the above,  neither a Deficient  Valuation  nor a Debt Service  Reduction  shall be deemed a Realized Loss  hereunder so long as the Master  Servicer has notified the Trustee and the Credit  Enhancer in writing that the
Master  Servicer is  diligently  pursuing any remedies  that may exist in  connection  with the  representations  and  warranties  made regarding the related Mortgage Loan and the related Mortgage Loan is not in default with regard to payments due thereunder.

         Realized  Loss  Distribution  Amount:  With  respect to any  Distribution  Date,  an amount  equal to the lesser of (x) Excess
Interest plus any draw on the Policy in respect of Realized  Losses on the Mortgage Loans and (y) (A) 100% of the principal  portion of the Realized  Losses  incurred with respect to the Mortgage Loans during the related  Collection  Period,  plus (B) any Realized Losses remaining  undistributed from any preceding  Distribution  Date;  provided that any Realized Losses described in clause (B) will not be required to be paid to the extent that the  applicable  Realized Loss was paid on the Class A  Certificates  by Excess  Interest,  or a
draw on the Policy, or was reflected in the reduction of the Overcollateralization Amount.

         Record Date: With respect to each Distribution Date and any Certificates,  other than the Class A-1V  Certificates,  the close of business  on the last  Business  Day of the month next  preceding  the month in which the related  Distribution  Date  occurs.  With respect to the Class A-1V Certificates and any Distribution Date, the close of business on the day prior to that Distribution Date.

         Reference Bank Rate:  As defined in Section 1.02.

         Regular Certificates:  The Class A Certificates and Class SB Certificates.

         Regular Interest: Any one of the REMIC regular interests in the Trust Fund.

         Regulation AB: Subpart  229.1100 - Asset Backed  Securities  (Regulation  AB), 17 C.F.R.ss.ss.229.1100-229.1123,  as such may be amended  from time to time,  and subject to such  clarification  and  interpretation  as have been  provided by the  Commission  in the adopting release (Asset-Backed  Securities,  Securities Act Release No. 33-8518, 70 Fed. Reg. 1,506, 1,631 (January 7, 2005)) or by the
staff of the Commission, or as may be provided by the Commission or its staff from time to time.

         Relief Act  Shortfalls:  With respect to any  Distribution  Date, for any Mortgage Loan as to which there has been a reduction in the amount of interest  collectible  thereon for the related  Collection Period as a result of the application of the Servicemembers
Civil Relief Act or any other similar federal or state law, the shortfall,  if any, equal to (i) one month's  interest on the Principal
Balance of such Mortgage Loan at the applicable Mortgage Rate, without  application of such Act, over (ii) the interest  collectible on such Mortgage Loan during such Collection Period.

         REMIC:  A "real  estate  mortgage  investment  conduit"  within the meaning of Section 860D of the Code.  As used herein,  the term "REMIC" shall mean REMIC I or REMIC II.

         REMIC  Administrator:  Residential  Funding  Company,  LLC.  If  Residential  Funding  Company,  LLC is  found  by a court  of competent  jurisdiction  to no longer be able to  fulfill  its  obligations  as REMIC  Administrator  under this  Agreement  the Master
Servicer or Trustee  acting as Master  Servicer  shall  appoint a successor  REMIC  Administrator,  subject to  assumption of the REMIC
Administrator obligations under this Agreement.

         REMIC I:  The segregated pool of assets, with respect to which a REMIC election is to be made, consisting of:

         (i)      the Mortgage Loans and the related Mortgage Files;

         (ii)     all payments and collections in respect of the Mortgage Loans received on or after the Cut-off Date as shall be on deposit in the Custodial Account or in the Certificate Account and identified as belonging to the Trust Fund;

         (iii)    property which secured a Mortgage Loan and which has been acquired for the benefit of the Certificateholders by foreclosure or deed in lieu of foreclosure;

         (iv)     any insurance policies relating to the Mortgage Loans; and

         (v)      all proceeds of clauses (i) through (iv) above.

         REMIC I Principal  Reduction  Amounts:  For any Distribution  Date, the amounts by which the principal balances of the REMIC I
Regular  Interests LT1, LT2, LT3 and LT4 respectively  will be reduced on such  Distribution  Date by the allocation of Realized Losses and the distribution of principal, determined as follows:

         For purposes of the succeeding formulas the following symbols shall have the meanings set forth below:

         Y1 =     the principal balance of the REMIC I Regular Interest LT1 after distributions on the prior Distribution Date.

         Y2 =     the principal balance of the REMIC I Regular Interest LT2 after distributions on the prior Distribution Date.

         Y3 =     the principal balance of the REMIC I Regular Interest LT3 after distributions on the prior Distribution Date.

         Y4 =     the principal balance of the REMIC I Regular Interest LT4 after  distributions on the prior  Distribution Date (note:
                  Y3 = Y4).

         (DELTA)Y1 =                the REMIC I Regular Interest LT1 Principal Reduction Amount.

         (DELTA)Y2 =                the REMIC I Regular Interest LT2 Principal Reduction Amount.

         (DELTA)Y3 =                the REMIC I Regular Interest LT3 Principal Reduction Amount.

         (DELTA)Y4 =                the REMIC I Regular Interest LT4 Principal Reduction Amount.

         P0 =     the aggregate  principal  balance of the REMIC I Regular  Interest LT1, REMIC I Regular Interest LT2, REMIC I Regular
                  Interest LT3, and REMIC I Regular  Interest LT4 after  distributions  and the  allocation  of Realized  Losses on the prior Distribution Date.

         P1 =     the aggregate  principal  balance of the REMIC I Regular  Interest LT1, REMIC I Regular Interest LT2, REMIC I Regular
                  Interest LT3 and REMIC I Regular  Interest LT4 after  distributions  and the allocation of Realized Losses to be made on such Distribution Date.

         (DELTA)P =        P0 - P1 = the aggregate of the REMIC I Regular  Interest LT1, REMIC I Regular  Interest LT2, REMIC I Regular
                  Interest LT3 and REMIC I Regular Interest LT4 Principal Reduction Amounts.

               =  the aggregate of the principal portions of Realized Losses to be allocated to, and the principal  distributions to be made on, the Certificates on such  Distribution  Date (including  distributions of accrued and unpaid interest on the
                  Class SB Certificates for prior Distribution Dates).

         R0 =     the Net WAC Cap Rate  (stated as a monthly  rate) after giving  effect to amounts  distributed  and  Realized  Losses allocated on the prior Distribution Date.

         R1 =     the Net WAC Cap Rate (stated as a monthly rate) after giving effect to amounts to be distributed  and Realized Losses to be allocated on such Distribution Date.

         (alpha) =         (Y2 + Y3)/P0.  The  initial  value of (alpha) on the  Closing  Date for use on the first  Distribution  Date shall be 0.0001.

         (gamma)0 =        the lesser of (A) the sum for all Classes of  Certificates  other than the Class SB  Certificates of (x) the product for each Class of (i) the monthly  interest rate for such Class  applicable for  distributions  to be made on such  Distribution  Date,  as  limited  by the Net WAC Cap Rate if  applicable,  and (ii) the  aggregate  Certificate
                  Principal Balance for such Class after  distributions and the allocation of Realized Losses on the prior Distribution
                  Date and (y) any Net WAC Cap Shortfall for such class remaining unpaid after the  distributions and the allocation of
                  Realized Losses on the prior Distribution Date and (B) R0*P0.

         (gamma)1  =       the lesser of (A) the sum for all Classes of  Certificates  other than the Class SB  Certificates of (x) the product for each Class of (i) the monthly  interest rate for such Class  applicable for  distributions  to be made on the next  succeeding  Distribution  Date,  as limited by the Net WAC Cap Rate if  applicable,  and (ii) the aggregate
                  Certificate  Principal Balance for such Class after distributions and the allocation of Realized Losses to be made on such  Distribution Date and (y) any Net WAC Cap Shortfall for such Class remaining unpaid after the distributions and the allocations on such Distribution Date and (B) R1*P1.

         Then, based on the foregoing definitions:

         (DELTA)Y1 =       (DELTA)P - (DELTA)Y2 - (DELTA)Y3 - (DELTA)Y4;

         (DELTA)Y2 =       (a/2){( (gamma)0R1 - (gamma)1R0)/R0R1};

         (DELTA)Y3 =       (alpha)(DELTA)P - (DELTA)Y2; and

         (DELTA)Y4 =       (DELTA)Y3.

if both (DELTA)Y2 and (DELTA)Y3, as so determined, are non-negative numbers.  Otherwise:

         (1)      If (DELTA)Y2, as so determined, is negative, then

         (DELTA)Y2 = 0;

         (DELTA)Y3 = {2(alpha)(DELTA)PY2R1R0 - (alpha)(2)P0(alpha)(2)P0)}/{2(alpha)Y2R1R0 - (alpha)((gamma)0R1 - (gamma)1R0)};

         (DELTA)Y4 = (DELTA)Y3; and

         (DELTA)Y1 = (DELTA)P - (DELTA)Y2 - (DELTA)Y3 - (DELTA)Y4.

         (2)      If (DELTA)Y3, as so determined, is negative, then

         (DELTA)Y3 = 0;

         (DELTA)Y2  =  {(alpha)(2)P0((gamma)0R1  -  (gamma)1R0)  -  2(alpha)(DELTA)PY2R1R0/{2(alpha)Y2R1R0-   2(alpha)(DELTA)PR1R1R0  +
(alpha)((gamma)0R1 - (gamma)1R0)};

         (DELTA)Y4 = (DELTA)Y3; and

         (DELTA)Y1 = (DELTA)P - (DELTA)Y2 - (DELTA)Y3 - (DELTA)Y4.

         REMIC I Realized  Losses:  For any Distribution  Date,  Realized Losses on the Mortgage Loans for the related Due Period shall be  allocated,  as follows:  The Interest  Realized  Losses,  if any,  shall be allocated  pro rata to accrued  interest on the REMIC I
Regular  Interest to the extent of such accrued  interest.  Any remaining  Interest  Realized Losses and any Principal  Realized Losses
shall be treated as Principal  Realized Losses and allocated (i) to the REMIC I Regular  Interest LT2, REMIC I Regular Interest LT3 and
REMIC I Regular Interest LT4 REMIC I Regular Interests pro rata according to their respective  Principal  Reduction  Amounts,  provided that such allocation to each of the REMIC I Regular  Interest LT2, REMIC I Regular  Interest LT3 and REMIC I Regular Interest LT4 shall not exceed their  respective  Principal  Reduction  Amounts for such  Distribution  Date, and (ii) any Realized Losses not allocated to either the REMIC I Regular  Interest  LT2,  REMIC I Regular  Interest  LT3, or REMIC I Regular  Interest LT4 pursuant to the proviso of clause (i) shall be allocated to the REMIC I Regular Interest LT1.

         REMIC I  Regular  Interest  LT1:  A regular  interest  in REMIC I that is held as an asset of REMIC  II,  that has an  initial principal balance equal to the related  Uncertificated  Principal Balance,  that bears interest at the related  Uncertificated  REMIC I
Pass-Through Rate, and that has such other terms as are described herein.

         REMIC I Regular Interest LT1 Principal  Distribution  Amount:  For any Distribution  Date, the excess,  if any, of the REMIC I
Regular Interest LT1 Principal  Reduction Amount for such  Distribution  Date over the Realized Losses allocated to the REMIC I Regular
Interest LT1 on such Distribution Date.

          REMIC I Regular  Interest  LT2:  A regular  interest  in REMIC I that is held as an asset of REMIC  II,  that has an  initial principal balance equal to the related  Uncertificated  Principal Balance,  that bears interest at the related  Uncertificated  REMIC I
Pass-Through Rate, and that has such other terms as are described herein.

         REMIC I Regular Interest LT2 Principal  Distribution  Amount:  For any Distribution  Date, the excess,  if any, of the REMIC I
Regular Interest LT2 Principal  Reduction Amount for such  Distribution  Date over the Realized Losses allocated to the REMIC I Regular
Interest LT2 on such Distribution Date.

         REMIC I  Regular  Interest  LT3:  A regular  interest  in REMIC I that is held as an asset of REMIC  II,  that has an  initial principal balance equal to the related  Uncertificated  Principal Balance,  that bears interest at the related  Uncertificated  REMIC I
Pass-Through Rate, and that has such other terms as are described herein.

         REMIC I Regular Interest LT3 Principal  Distribution  Amount:  For any Distribution  Date, the excess,  if any, of the REMIC I
Regular Interest LT3 Principal  Reduction Amount for such  Distribution  Date over the Realized Losses allocated to the REMIC I Regular
Interest LT3 on such Distribution Date.

         REMIC I  Regular  Interest  LT4:  A regular  interest  in REMIC I that is held as an asset of REMIC  II,  that has an  initial principal balance equal to the related  Uncertificated  Principal Balance,  that bears interest at the related  Uncertificated  REMIC I
Pass-Through Rate, and that has such other terms as are described herein.

         REMIC I Regular Interest LT4 Principal  Distribution  Amount:  For any Distribution  Date, the excess,  if any, of the REMIC I
Regular Interest LT4 Principal  Reduction Amount for such  Distribution  Date over the Realized Losses allocated to the REMIC I Regular
Interest LT4 on such Distribution Date.

         REMIC I Regular Interests:  REMIC I Regular Interests LT1, LT2, LT3 and LT4.

         REMIC II: The segregated pool of assets subject  hereto,  constituting a portion of the primary trust created hereby and to be administered hereunder, with respect to which a separate REMIC election is to be made, consisting of the REMIC I Regular Interests.

         REMIC II Regular  Interest SB-PO: A separate  non-certificated  beneficial  ownership  interests in REMIC II issued  hereunder and designated as a Regular  Interest in REMIC II. REMIC II Regular  Interest  SB-PO shall have no  entitlement to interest,  and shall be entitled to  distributions  of  principal  subject to the terms and  conditions  hereof,  in  aggregate  amount equal to the initial
Certificate Principal Balance of the Class SB Certificates as set forth in the Preliminary Statement hereto.

         REMIC II Regular  Interest SB-IO: A separate  non-certificated  beneficial  ownership  interests in REMIC II issued  hereunder and designated as a Regular  Interest in REMIC II. REMIC II Regular  Interest  SB-IO shall have no entitlement to principal,  and shall be entitled to  distributions  of interest  subject to the terms and  conditions  hereof,  in  aggregate  amount  equal to the interest distributable with respect to the Class SB Certificates pursuant to the terms and conditions hereof.

         REMIC II Regular  Interests:  REMIC II Regular  Interests  SB-IO and SB-PO,  together with the Class A-1V,  Class A-1F,  Class
A-2, Class A-3, Class A-4, Class A-5 and Class A-6 Certificates.

         REMIC  Provisions:  Provisions  of the federal  income tax law relating to real estate  mortgage  investment  conduits,  which appear at Sections  860A through  860G of  Subchapter  M of Chapter 1 of the Code,  and related  provisions,  and  temporary  and final regulations  (or, to the extent not  inconsistent  with such  temporary  or final  regulations,  proposed  regulations)  and  published rulings, notices and announcements promulgated thereunder, as the foregoing may be in effect from time to time.

         REO  Acquisition:  The acquisition by the Master  Servicer on behalf of the Trustee for the benefit of the  Certificateholders and the Credit Enhancer of any REO Property pursuant to Section 3.13.

         REO  Disposition:  With  respect  to any  REO  Property,  a  determination  by  the  Master  Servicer  that  it  has  received substantially all Insurance Proceeds,  Liquidation  Proceeds,  REO Proceeds and other payments and recoveries  (including proceeds of a final sale) which the Master Servicer expects to be finally recoverable from the sale or other disposition of the REO Property.

         REO Imputed  Interest:  With respect to any REO Property,  for any period,  an amount  equivalent to interest (at a rate equal to the Net  Mortgage  Rate that  would  have been  applicable  to the  related  Mortgage  Loan had it been  outstanding)  on the unpaid principal balance of the Mortgage Loan as of the date of acquisition thereof for such period.

         REO Proceeds:  Proceeds,  net of expenses,  received in respect of any REO Property (including,  without limitation,  proceeds from the rental of the related  Mortgaged  Property)  which proceeds are required to be deposited into the Custodial  Account only upon the related REO Disposition.

         REO  Property:  A  Mortgaged  Property  acquired  by the Master  Servicer  on behalf of the Trust Fund for the  benefit of the
Certificateholders  and the Credit Enhancer through  foreclosure or deed in lieu of foreclosure in connection with a defaulted Mortgage
Loan.

         Repurchase Event:  As defined in the Assignment Agreement.

         Request for Release:  A request for release,  the form of which is attached as Exhibit E hereto or an electronic  request in a form acceptable to the Custodian.

         Required  Insurance  Policy:  With respect to any Mortgage Loan, any insurance  policy which is required to be maintained from time to time under this Agreement, the Program Guide or the related Subservicing Agreement in respect of such Mortgage Loan.

         Required  Overcollateralization  Amount:  With respect to any Distribution Date prior to the Stepdown Date, an amount equal to
7.25% of the aggregate  Principal  Balance of the Mortgage Loans as of the Cut-off Date.  With respect to any  Distribution  Date on or after the Stepdown Date, the lesser of (a) the initial Required  Overcollateralization  Amount and (b) the greater of (x) 14.50% of the aggregate  Principal  Balance of the Mortgage  Loans after  applying  payments  received in the related  Collection  Period and (y) the
Overcollateralization  Floor;  provided that, if a Trigger Event has occurred and is continuing on such Distribution Date, the Required
Overcollateralization  Amount will equal the Required  Overcollateralization  Amount for the immediately  preceding  Distribution Date.
The  Required  Overcollateralization  Amount may be reduced  at any time  without  Certificateholder  consent,  with the prior  written consent of the Credit  Enhancer so long as written  confirmation is obtained from each Rating Agency that the reduction will not reduce the rating  assigned  to any Class of  Certificates  by that rating  agency  below the lower of the  then-current  rating or the rating assigned to those Certificates as of the Closing Date by that Rating Agency without taking into account the Policy.

         Residential  Funding:  Residential  Funding Company,  LLC, a Delaware limited liability company,  in its capacity as seller of the Mortgage Loans to the Company and any successor thereto.

         Responsible  Officer:  When used with respect to the Trustee,  any officer of the Corporate  Trust  Department of the Trustee, including any Senior Vice President,  any Vice President,  any Assistant Vice President,  any Assistant Secretary, any Trust Officer or
Assistant  Trust  Officer  with  particular  responsibility  for this  transaction,  or any other  officer of the  Trustee  customarily performing  functions similar to those performed by any of the above designated  officers to whom, with respect to a particular matter, such matter is referred.

         Reuters Screen LIBOR01 page:  As defined in Section 1.02.

         Rolling Three Month  Delinquency  Percentage:  With respect to any  Distribution  Date and the Mortgage Loans,  the arithmetic average of the Delinquency Percentages determined for such Distribution Date and for each of the two preceding Distribution Dates.

         Rule 144A:  Rule 144A under the Securities Act of 1933, as in effect from time to time.

         Securities Act:  The Securities Act of 1933, as amended.

         Securitization  Transaction:  Any  transaction  involving a sale or other transfer of mortgage loans directly or indirectly to an issuing entity in connection with an issuance of publicly offered or privately placed, rated or unrated mortgage-backed securities.

         Seller:  With  respect to any  Mortgage  Loan,  a Person,  including  any  Subservicer,  that  executed  a Seller's  Agreement applicable to such Mortgage Loan.

         Seller's  Agreement:  An  agreement  for the  origination  and sale of  Mortgage  Loans  generally  in the form of the  seller contract  referred to or  contained in the Program  Guide,  or in such other form as has been  approved by the Master  Servicer and the
Company.

         Servicing Accounts:  The account or accounts created and maintained pursuant to Section 3.08.

         Servicing  Advances:  All customary,  reasonable and necessary "out of pocket" costs and expenses  incurred in connection with a default,  delinquency  or other  unanticipated  event by the Master  Servicer or a Subservicer  in the  performance  of its servicing obligations,  including,  but not limited to, the cost of (i) the  preservation,  restoration  and protection of a Mortgaged  Property,
(ii) any  enforcement  or  judicial  proceedings,  including  foreclosures,  including  any  expenses  incurred in relation to any such proceedings  that result from the Mortgage Loan being  registered on the MERS(R)System,  (iii) the management and liquidation of any REO
Property and (iv) compliance with the obligations  under Sections 3.01, 3.08,  3.11(a) and 3.13,  including,  if the Master Servicer or any Affiliate of the Master  Servicer  provides  services such as appraisals and brokerage  services that are  customarily  provided by
Persons other than servicers of mortgage loans, reasonable compensation for such services.

         Servicing  Criteria:  The  "servicing  criteria" set forth in Item 1122(d) of Regulation  AB, as such may be amended from time to time.

         Servicing  Modification:  Any reduction of the interest rate on or the outstanding  principal  balance of a Mortgage Loan that is in default, or for which, in the judgment of the Master Servicer,  default is reasonably foreseeable,  pursuant to a modification of such Mortgage Loan in accordance with Section 3.07(a).

         Servicing  Officer:  Any officer of the Master Servicer involved in, or responsible for, the  administration  and servicing of the Mortgage  Loans whose name and specimen  signature  appear on a list of servicing  officers  furnished to the Trustee by the Master
Servicer, as such list may from time to time be amended.

         Servicing  Trigger:  As of any Distribution  Date, for purposes of Section 7.05 hereof, the occurrence of any of the following scenarios:

         (a)      the Sixty-Plus Delinquency Percentage is greater than 27.00% for the then-current Distribution Date; or

         (b)      on or after the Distribution  Date in November 2009, the aggregate amount of Realized Losses on the Mortgage Loans as a percentage of the Cut-Off Date Balance exceeds the applicable amount set forth below:

         November 2009 to April 2010: 4.00% with respect to November 2009, plus an additional 1/6th of 1.50% for each month thereafter.

         May 2010 to April 2011:    5.50% with respect to May 2010, plus an
additional 1/12th of 2.00% for each month                                                                 thereafter.

         May 2011 to April 2012:    7.50% with respect to May 2011, plus an
additional 1/12th of 1.25% for each month                                                                 thereafter.
         May 2012 to April 2013:    8.75% with respect to May 2012, plus an
additional 1/12th of 0.75% for each month                                                                 thereafter.

         May 2013 and thereafter:   9.50%.

         Sixty-Plus  Delinquency  Percentage:  With respect to any Distribution  Date and the Mortgage Loans,  the arithmetic  average, for each of the three Distribution Dates ending with such Distribution Date, of the fraction,  expressed as a percentage,  equal to (x)
the  aggregate  Principal  Balance of the Mortgage  Loans that are 60 or more days  delinquent in payment of principal and interest for that  Distribution  Date,  including  Mortgage Loans in  foreclosure  and REO, over (y) the aggregate  Principal  Balance of all of the
Mortgage Loans immediately preceding that Distribution Date.

         Standard & Poor's:  Standard & Poor's Ratings  Services,  a division of The McGraw-Hill  Companies,  Inc., or its successor in interest.

         Startup Date:  The day designated as such pursuant to Article X hereof.

         Stated Value:  For any Mortgage Loan, the value of the related  Mortgaged  Property as stated by the related  Mortgagor in his or her loan application.

         Step-Up Date: The second  Distribution  Date on which the principal  balance (after giving effect to  distributions to be made on such Distribution Date) of the Mortgage Loans is less than 10% of the Cut-off Date Principal Balance.

         Stepdown Date: The later to occur of (x) the Distribution  Date in November 2009 and (y) the first  Distribution Date on which the aggregate  Principal Balance of the Mortgage Loans after applying  payments received in the related  Collection Period is less than
50% of the aggregate Principal Balance of the Mortgage Loans as of the Cut-off Date.

         Subserviced Mortgage Loan:  Any Mortgage Loan that, at the time of reference thereto, is subject to a Subservicing Agreement.

         Subservicer:  Any Person with whom the Master Servicer has entered into a Subservicing  Agreement and who generally  satisfied the  requirements  set forth in the Program Guide in respect of the  qualification of a Subservicer as of the date of its approval as a
Subservicer by the Master Servicer.

         Subservicing Account:  An account established by a Subservicer in accordance with Section 3.08.

         Subservicing  Agreement:  The written  contract  between the Master  Servicer and any  Subservicer  relating to servicing  and administration  of certain Mortgage Loans as provided in Section 3.02,  generally in the form of the servicer  contract  referred to or contained in the Program Guide or in such other form as has been approved by the Master Servicer and the Company.

         Subservicing  Fee:  As to any  Mortgage  Loan,  the fee  payable  monthly to the  related  Subservicer  (or,  in the case of a
Nonsubserviced  Mortgage Loan, to the Master Servicer) in respect of subservicing and other  compensation  that accrues with respect to each Distribution Date at an annual rate of 0.50%.

         Tax Returns:  The federal  income tax return on Internal  Revenue  Service Form 1066,  U.S.  Real Estate  Mortgage  Investment
Conduit Income Tax Return,  including Schedule Q thereto,  Quarterly Notice to Residual Interest Holders of REMIC Taxable Income or Net
Loss  Allocation,  or any successor  forms, to be filed on behalf of REMIC I and REMIC II due to their  classification  as REMICs under the REMIC  Provisions,  together  with any and all other  information,  reports or returns  that may be required to be furnished to the
Certificateholders  or filed with the  Internal  Revenue  Service  or any other  governmental  taxing  authority  under any  applicable provisions of federal, state or local tax laws.

         Transfer:  Any direct or  indirect  transfer,  sale,  pledge,  hypothecation  or other  form of  assignment  of any  Ownership
Interest in a Certificate.

         Transfer Affidavit and Agreement:  As defined in Section 5.02(g).

         Transferee:  Any Person who is acquiring by Transfer any Ownership Interest in a Certificate.

         Transferor:  Any Person who is disposing by Transfer of any Ownership Interest in a Certificate.

         Trigger  Event:  A Trigger  Event is in effect with respect to any  Distribution  Date on or after the Stepdown Date if any of the following conditions are met:

         (i)      if the Distribution  Date is occurring on or after the Distribution Date in November 2009 and before the Distribution
Date in May 2010,  the  aggregate  amount of Realized  Losses on the Mortgage  Loans since the Cut-off Date exceeds 2.50% plus 1/6th of
1.00% of the aggregate Principal Balance of the Mortgage Loans as of the Cut-off Date;

         (ii)     if the Distribution  Date is occurring on or after the Distribution Date in May 2010 and before the Distribution Date in May 2011,  the aggregate  amount of Realized  Losses on the Mortgage Loans since the Cut-off Date exceeds 3.50% plus 1/12th of 1.00%
of the aggregate Principal Balance of the Mortgage Loans as of the Cut-off Date;

         (iii)    if the Distribution  Date is occurring on or after the Distribution Date in May 2011 and before the Distribution Date in May 2012,  the aggregate  amount of Realized  Losses on the Mortgage Loans since the Cut-off Date exceeds 4.50% plus 1/12th of 1.00%
of the aggregate Principal Balance of the Mortgage Loans as of the Cut-off Date;

         (iv)     if the Distribution  Date is occurring on or after the Distribution Date in May 2012 and before the Distribution Date in May 2013,  the aggregate  amount of Realized  Losses on the Mortgage Loans since the Cut-off Date exceeds 5.50% plus 1/12th of 1.00%
of the aggregate Principal Balance of the Mortgage Loans as of the Cut-off Date;

         (v)      if the  Distribution  Date is  occurring  on or after the  Distribution  Date in May 2013,  the  aggregate  amount of
Realized  Losses on the Mortgage  Loans since the Cut-off Date exceeds 6.50% of the aggregate  Principal  Balance of the Mortgage Loans as of the Cut-off Date; or

         (vi)     if on any Distribution  Date on or after the Stepdown Date, the Rolling Three Month  Delinquency  Percentage is equal to or in excess of 4.00%.

         Trust Fund:  Collectively, the assets of REMIC I and REMIC II and the Policy.

         Uncertificated  Accrued Interest:  With respect to any Uncertificated  Regular Interest for any Distribution Date, one month's interest at the related  Uncertificated  REMIC I Pass-Through Rate for such Distribution Date, accrued on the Uncertificated  Principal
Balance or  Uncertificated  Notional  Amount,  as applicable,  immediately  prior to such  Distribution  Date.  Uncertificated  Accrued
Interest for the  Uncertificated  Regular Interests shall accrue on the basis of a 360-day year consisting of twelve 30-day months. For purposes of calculating the amount of  Uncertificated  Accrued Interest for the REMIC I Regular  Interests for any  Distribution  Date,
any Prepayment  Interest  Shortfalls  relating to the Mortgage Loans for any Distribution Date shall be allocated among REMIC I Regular
Interests  LT1, LT2, LT3 and LT4, pro rata based on, and to the extent of,  Uncertificated  Accrued  Interest,  as  calculated  without application of this sentence.  Uncertificated  Interest on REMIC II Regular  Interest SB-PO shall be zero.  Uncertificated  Interest on the REMIC II Regular Interest SB-IO for each Distribution Date shall equal Accrued Certificate Interest for the Class SB Certificates.

         Uncertificated Notional Amount:   With respect to REMIC II Regular Interest SB-IO, the Notional Amount for such Class.

         Uncertificated  Principal Balance:  The principal amount of any Uncertificated  Regular Interest outstanding as of any date of determination.  The  Uncertificated  Principal  Balance of each REMIC Regular  Interest shall never be less than zero.  With respect to the REMIC II Regular  Interest  SB-PO the initial  amount set forth with  respect  thereto in the  Preliminary  Statement as reduced by distributions deemed made in respect thereof pursuant to Section 4.02 and Realized Losses allocated thereto pursuant to Section 4.05.

         Uncertificated  REMIC I Pass-Through  Rate: With respect to REMIC I Regular Interest LT1 and REMIC I Regular Interest LT2, and
any  Distribution  Date,  a per annum  rate  equal to the Net WAC Cap  Rate;  with  respect  to REMIC I  Regular  Interest  LT3 and any
Distribution  Date, 0.00%; and with respect to REMIC I Regular Interest LT4 and any Distribution  Date, a per annum rate equal to twice the Net WAC Cap Rate.

         Uncertificated Regular Interests:  The REMIC I Regular Interests.

         Uniform Single  Attestation  Program for Mortgage Bankers:  The Uniform Single  Attestation  Program for Mortgage Bankers,  as
published by the Mortgage  Bankers  Association of America and effective with respect to fiscal periods ending on or after December 15,
1995.

         Uninsured  Cause:  Any cause of damage to property  subject to a Mortgage such that the complete  restoration of such property is not fully reimbursable by the hazard insurance policies.

         United States Person:  A citizen or resident of the United States,  a corporation,  partnership or other entity  (treated as a corporation  or partnership  for United States  federal income tax purposes)  created or organized in, or under the laws of, the United
States,  any state  thereof,  or the  District of Columbia  (except in the case of a  partnership,  to the extent  provided in Treasury regulations),  provided that, for purposes solely of the restrictions on the transfer of Class R Certificates,  no partnership or other entity  treated as a partnership  for United States  federal  income tax purposes shall be treated as a United States Person unless all persons that own an interest in such  partnership  either  directly or through any entity that is not a  corporation  for United States federal  income tax purposes are required by the  applicable  operative  agreement to be United  States  Persons,  or an estate that is described in Section 7701(a)(30)(D) of the Code, or a trust that is described in Section 7701(a)(30)(E) of the Code.

         Voting  Rights:  The portion of the voting rights of all of the  Certificates  which is allocated to any  Certificate.  98.00%
of all of the Voting Rights shall be allocated  among  Holders of the Class A  Certificates,  in  proportion to their then  outstanding
Certificate  Principal  Balances of their  respective  Certificates;  1.0% of all of the Voting  Rights  shall be  allocated  among the
Holders  of the Class SB  Certificates;  and 0.5% and 0.5% of all  Voting  Rights  will be  allocated  among  holders  of the Class R-I
Certificates and the Class R-II Certificates,  respectively,  in proportion to the Percentage  Interests  evidenced by their respective
Certificates  provided,  that as long as there is no Credit Enhancer Default, the Voting Rights of the Class A  Certificateholders  may
be  exercised  by the Credit  Enhancer  without the consent of such  Holders and may only be  exercised  by such Holders with the prior written consent of the Credit Enhancer.

         Weighted  Average Net  Mortgage  Rate:  For any  Distribution  Date,  the weighted  average of the Net  Mortgage  Rates of the
Mortgage Loans as of the first day of the month preceding the month in which such Distribution Date occurs.

         Section 1.02      Determination of LIBOR.

         LIBOR  applicable  to the  calculation  of the  Pass-Through  Rates on the Class A-1V  Certificates,  if any, for any Interest
Accrual Period (including the initial Interest Accrual Period) will be determined as described below:

         On each LIBOR Rate Adjustment  Date,  LIBOR shall be established by the Trustee and, as to any Interest  Accrual Period,  will equal the rate for one month United States dollar  deposits that appears on the Reuters  Screen  LIBOR01 page as of 11:00 a.m.,  London time,  on the second  LIBOR  Business Day prior to the first day of such  Interest  Accrual  Period  ("LIBOR  Rate  Adjustment  Date").
"Reuters  Screen  LIBOR01 page" means the display  designated as page LIBOR01 on the Reuters  Screen (or such other page as may replace
LIBOR01 page on that service for the purpose of  displaying  London  interbank  offered  rates of major  banks).  If such rate does not appear on such page (or such other page as may  replace  that page on that  service,  or if such  service is no longer  offered,  LIBOR shall be so established by use of such other service for displaying  LIBOR or comparable  rates as may be selected by the Trustee after consultation  with the Master  Servicer),  the rate will be the Reference Bank Rate.  The  "Reference  Bank Rate" will be determined on the basis of the rates at which  deposits in U.S.  Dollars are offered by the  reference  banks  (which  shall be any three major banks that are engaged in transactions in the London interbank market,  selected by the Trustee after  consultation with the Master Servicer)
as of 11:00 a.m.,  London time, on the LIBOR Rate  Adjustment  Date to prime banks in the London  interbank  market for a period of one month in amounts  approximately  equal to the  Certificate  Principal  Balance of the Class A-1V  Certificates  then  outstanding.  The
Trustee will request the principal  London  office of each of the  reference  banks to provide a quotation of its rate. If at least two such quotations are provided,  the rate will be the arithmetic  mean of the quotations  rounded up to the next multiple of 1/16%. If on such date fewer than two  quotations  are provided as  requested,  the rate will be the  arithmetic  mean of the rates quoted by one or more major banks in New York City,  selected by the Trustee after  consultation  with the Master  Servicer,  as of 11:00 a.m., New York
City time, on such date for loans in U.S.  Dollars to leading European banks for a period of one month in amounts  approximately  equal to, with respect to the Class A-1V  Certificates,  the Certificate  Principal  Balance of the Class A-1V Certificates then outstanding.
If no such  quotations  can be  obtained,  the rate will be LIBOR for the prior  Distribution  Date,  provided  however,  if, under the priorities  described above,  LIBOR for a Distribution  Date would be based on LIBOR for the previous  Distribution  Date for the third consecutive  Distribution Date, the Trustee shall select an alternative comparable index (over which the Trustee has no control),  used for  determining  one-month  Eurodollar  lending rates that is calculated and published (or otherwise made available) by an independent party.  "LIBOR  Business  Day" means any day other than (i) a Saturday or a Sunday or (ii) a day on which banking  institutions  in the city of London, England are required or authorized by law to be closed.

         The  establishment of LIBOR by the Trustee on any LIBOR Rate Adjustment Date, in the absence of manifest error,  will be final and binding.

         Promptly  following  each LIBOR Rate  Adjustment  Date the Trustee  shall supply the Master  Servicer  with the results of its determination of LIBOR on such date.

                                                              ARTICLE II

                                                     CONVEYANCE OF MORTGAGE LOANS;
                                                   ORIGINAL ISSUANCE OF CERTIFICATES

         Section 2.01      Conveyance of Mortgage Loans.

         (a)      The Company,  concurrently with the execution and delivery hereof, does hereby assign to the Trustee without recourse all the right,  title and interest of the Company in and to the Mortgage  Loans,  including all interest and  principal  received on or with respect to the Mortgage  Loans on or after the Cut-off  Date.  The Company,  the Master  Servicer and the Trustee agree that it is not  intended  that any  mortgage  loan be included  in the Trust Fund that is either (i) a  High-Cost  Home Loan as defined in the New
Jersey Home Ownership Act effective  November 27, 2003,  (ii) a High-Cost  Home Loan as defined in the New Mexico Home Loan  Protection
Act  effective  January  1, 2004,  (iii) a  High-Cost  Home Loan as defined in the  Massachusetts  Predatory  Home Loan  Practices  Act
effective  November 7, 2004 or (iv) a High-Cost  Home Loan as defined in the Indiana High Cost Home Loan Law Act  effective  January 1,
2005.

         (b)      In connection  with such  assignment and  contemporaneously  with the delivery of this  Agreement,  and except as set forth in Section 2.01(c) below,  the Company does hereby (1) with respect to each Mortgage Loan,  deliver to the Master Servicer (or an
Affiliate of the Master  Servicer) each of the documents or instruments  described in clause (ii) below (and the Master  Servicer shall hold (or cause such  Affiliate  to hold) such  documents  or  instruments  in trust for the use and  benefit of all  present and future
Certificateholders  and the Credit  Enhancer),  (2) with respect to each MOM Loan,  deliver to, and deposit with,  the Trustee,  or the
Custodian,  as the duly appointed agent of the Trustee for such purpose, the documents or instruments  described in clauses (i) and (v)
below,  (3) with respect to each Mortgage  Loan that is not a MOM Loan but is  registered on the MERS(R)System,  deliver to, and deposit with,  the Trustee,  or the  Custodian,  as the duly  appointed  agent of the Trustee for such purpose,  the  documents or  instruments described in clauses (i), (iv) and (v) below and (4) with respect to each  Mortgage  Loan that is not a MOM Loan and is not  registered on the MERS(R)System,  deliver to, and deposit with, the Trustee, or the Custodian,  as the duly appointed agent of the Trustee for such purpose, the documents or instruments described in clauses (i), (iii), (iv) and (v) below.

                  (i)      The original  Mortgage Note,  endorsed  without recourse to the order of the Trustee and showing an unbroken chain of  endorsements  from the  originator  thereof  to the  Person  endorsing  it to the  Trustee,  or with  respect to any
         Destroyed  Mortgage Note, an original lost note affidavit  from the related  Seller or  Residential  Funding  stating that the original Mortgage Note was lost, misplaced or destroyed, together with a copy of the related Mortgage Note.

                  (ii)     The original Mortgage,  noting the presence of the MIN of the Mortgage Loan and language indicating that the
         Mortgage Loan is a MOM Loan if the Mortgage  Loan is a MOM Loan,  with  evidence of recording  indicated  thereon or a copy of the original Mortgage with evidence of recording indicated thereon.

                  (iii)    Assignments  (which may be included in one or more blanket  assignments  if permitted by applicable  law) of the Mortgage to the Trustee  with  evidence of  recording  indicated  thereon or a copy of such  assignment  with  evidence of recording indicated thereon.

                  (iv)     The original recorded  assignment or assignments of the Mortgage showing an unbroken chain of title from the originator  to the Person  assigning it to the Trustee (or to MERS, if the Mortgage Loan is registered on the MERS(R)System and noting the presence of a MIN) with evidence of recordation  noted thereon or attached  thereto,  or a copy of such  assignment or assignments of the Mortgage with evidence of recording indicated thereon.

                  (v)      The original of each  modification,  assumption  agreement or preferred loan agreement,  if any, relating to such Mortgage Loan or a copy of each modification, assumption agreement or preferred loan agreement.

         (c)      The Company may, in lieu of delivering the original of the documents set forth in Section 2.01(b)(iii),  (iv) and (v)
(or copies  thereof) to the Trustee or the  Custodian or  Custodians,  deliver such  documents to the Master  Servicer,  and the Master
Servicer  shall hold such  documents  in trust for the use and  benefit of all  present  and future  Certificateholders  and the Credit
Enhancer  until such time as is set forth in the next  sentence.  Within thirty  Business Days following the earlier of (i) the receipt of the original of all of the documents or instruments  set forth in Section  2.01(b) (iii),  (iv) and (v) (or copies  thereof) for any
Mortgage Loan and (ii) a written  request by the Trustee to deliver those  documents  with respect to any or all of the Mortgage  Loans then being held by the Master  Servicer,  the Master  Servicer  shall  deliver a complete  set of such  documents to the Trustee or the
Custodian, as duly appointed agent of the Trustee.

          (d)              Notwithstanding  the provisions of Section  2.01(c),  in the event that in connection with any Mortgage Loan the Company  cannot  deliver the original of the  Mortgage,  any  assignment,  modification,  assumption  agreement  or preferred  loan agreement  (or copy thereof as permitted by Section  2.01(b)) with evidence of recording  thereon  concurrently  with the execution and delivery  of  this  Agreement  because  of (i) a  delay  caused  by the  public  recording  office  where  such  Mortgage,  assignment, modification,  assumption  agreement or preferred  loan  agreement as the case may be, has been  delivered for  recordation,  or (ii) a delay in the receipt of certain  information  necessary to prepare the related  assignments,  the Company  shall deliver or cause to be delivered  to the Trustee or the  respective  Custodian a copy of such  Mortgage,  assignment,  modification,  assumption  agreement or preferred loan agreement.

         The Company shall  promptly  cause to be recorded in the  appropriate  public office for real property  records the Assignment referred  to in clause  (iii) of Section  2.01(b),  except (a) in states  where,  in an  Opinion  of Counsel  acceptable  to the Credit
Enhancer,  the Trustee and the Master Servicer,  such recording is not required to protect the Trustee's interests in the Mortgage Loan against the claim of any  subsequent  transferee or any successor to or creditor of the Company or the originator of such Mortgage Loan or (b) if MERS is identified on the Mortgage or on a properly recorded assignment of the Mortgage,  as applicable,  as the mortgagee of record  solely as nominee for the Seller and its  successors  and assigns.  If any  Assignment  is lost or returned  unrecorded  to the
Company because of any defect therein,  the Company shall prepare a substitute  Assignment or cure such defect, as the case may be, and cause such  Assignment to be recorded in accordance with this  paragraph.  The Company shall promptly  deliver or cause to be delivered to the applicable person described in Section 2.01(b) any Assignment or substitute  Assignment (or copy thereof) recorded in connection with this paragraph with evidence of recording indicated thereon at the time specified in Section 2.01(c).

         If the Company  delivers to the Trustee or Custodian any Mortgage Note or Assignment of Mortgage in blank,  the Company shall, or shall cause the  Custodian  to,  complete the  endorsement  of the Mortgage  Note and the  Assignment of Mortgage in the name of the
Trustee in conjunction with the Interim Certification issued by the Custodian, as contemplated by Section 2.02.

         In connection  with the  assignment of any Mortgage Loan  registered on the MERS(R)System,  the Company  further agrees that it will cause,  at the  Company's  own expense,  within 30 Business  Days after the Closing  Date,  the MERS(R)System to indicate that such
Mortgage  Loans  have  been  assigned  by the  Company  to the  Trustee  in  accordance  with this  Agreement  for the  benefit  of the
Certificateholders  by including (or deleting,  in the case of Mortgage Loans which are  repurchased in accordance with this Agreement)
in such  computer  files (a) the code in the field which  identifies  the  specific  Trustee and (b) the code in the field "Pool Field"
which  identifies the series of the  Certificates  issued in connection  with such Mortgage  Loans.  The Company further agrees that it will not, and will not permit the Master Servicer to, and the Master  Servicer  agrees that it will not, alter the codes  referenced in this paragraph  with respect to any Mortgage Loan during the term of this Agreement  unless and until such Mortgage Loan is repurchased in accordance with the terms of this Agreement.

          (e)     It is intended  that the  conveyances  by the Company to the Trustee of the  Mortgage  Loans as provided  for in this
Section 2.01 and the REMIC I Regular  Interests  be  construed  as a sale by the Company to the Trustee of the  Mortgage  Loans and the
REMIC I Regular  Interests for the benefit of the  Certificateholders.  Further,  it is not intended that any such conveyance be deemed to be a pledge of the  Mortgage  Loans and the  REMIC I Regular  Interests  by the  Company  to the  Trustee  to secure a debt or other obligation of the Company.  Nonetheless,  (a) this  Agreement is intended to be and hereby is a security  agreement  within the meaning of Articles 8 and 9 of the New York Uniform Commercial Code and the Uniform Commercial Code of any other applicable  jurisdiction;  (b)
the  conveyances  provided  for in this  Section  2.01 shall be deemed to be (1) a grant by the  Company  to the  Trustee of a security interest in all of the  Company's  right  (including  the power to convey  title  thereto),  title and  interest,  whether now owned or hereafter  acquired,  in and to (A) the Mortgage Loans,  including the related Mortgage Note, the Mortgage,  any insurance policies and all other documents in the related  Mortgage File, (B) all amounts payable  pursuant to the Mortgage Loans in accordance with the terms thereof,  (C) the  REMIC  I  Regular  Interests  any and  all  general  intangibles,  payment  intangibles,  accounts,  chattel  paper, instruments,  documents,  money, deposit accounts,  certificates of deposit, goods, letters of credit, advices of credit and investment property and other  property of whatever  kind or  description  now  existing or  hereafter  acquired  consisting  of,  arising from or relating to any of the  foregoing,  and (D) all proceeds of the  conversion,  voluntary or  involuntary,  of the  foregoing  into cash, instruments,  securities  or other  property,  including  without  limitation  all  amounts  from time to time held or  invested in the
Certificate  Account or the  Custodial  Account,  whether in the form of cash,  instruments,  securities  or other  property and (2) an assignment by the Company to the Trustee of any security  interest in any and all of Residential  Funding's right  (including the power to convey title  thereto),  title and  interest,  whether now owned or  hereafter  acquired,  in and to the  property  described in the foregoing  clauses (1)(A),  (B), (C) and (D) granted by Residential  Funding to the Company pursuant to the Assignment  Agreement;  (c)
the  possession by the Trustee,  the  Custodian or any other agent of the Trustee of Mortgage  Notes or such other items of property as constitute  instruments,  money, payment intangibles,  negotiable  documents,  goods, deposit accounts,  letters of credit,  advices of credit,  investment  property,  certificated  securities or chattel paper shall be deemed to be "possession  by the secured  party," or possession by a purchaser or a person  designated by such secured party, for purposes of perfecting the security  interest  pursuant to the Minnesota Uniform  Commercial Code and the Uniform  Commercial Code of any other applicable  jurisdiction as in effect  (including, without  limitation,  Sections  8-106,  9-313 and  9-106  thereof);  and (d)  notifications  to  persons  holding  such  property,  and acknowledgments,  receipts or confirmations from persons holding such property,  shall be deemed  notifications to, or acknowledgments, receipts or confirmations from,  securities  intermediaries,  bailees or agents of, or persons holding for, (as applicable) the Trustee for the purpose of perfecting such security interest under applicable law.

         The Company and, at the Company's  direction,  Residential  Funding and the Trustee shall, to the extent  consistent with this
Agreement,  take such  reasonable  actions as may be  necessary  to ensure  that,  if this  Agreement  were deemed to create a security interest in the Mortgage Loans and the REMIC I Regular  Interests and the other property  described above, such security interest would be deemed to be a perfected  security  interest of first  priority under  applicable law and will be maintained as such  throughout the term of this  Agreement.  Without  limiting the generality of the  foregoing,  the Company shall prepare and deliver to the Trustee not less than 15 days prior to any filing date and the Trustee  shall  forward for filing,  or shall cause to be forwarded  for filing,  at the expense of the Company,  all filings  necessary to maintain the  effectiveness of any original filings  necessary under the Uniform
Commercial Code as in effect in any  jurisdiction to perfect the Trustee's  security  interest in or lien on the Mortgage Loans and the
REMIC I Regular  Interests,  as evidenced by an Officer's  Certificate of the Company,  with a copy  delivered to the Credit  Enhancer, including  without  limitation (x)  continuation  statements,  and (y) such other  statements as may be occasioned by (1) any change of name of  Residential  Funding,  the Company or the Trustee  (such  preparation  and filing shall be at the expense of the  Trustee,  if occasioned by a change in the Trustee's  name),  (2) any change of location of the place of business or the chief  executive  office of
Residential  Funding or the Company,  (3) any transfer of any interest of  Residential  Funding or the Company in any Mortgage  Loan or
(4) any transfer of any interest of Residential Funding or the Company in any REMIC I Regular Interests.

         Section 2.02      Acceptance by Trustee.

         The Trustee acknowledges  receipt (or, with respect to Mortgage Loans subject to a Custodial Agreement,  and based solely upon a receipt or certification  executed by the Custodian,  receipt by the respective Custodian as the duly appointed agent of the Trustee)
of the documents  referred to in Section 2.01(b)(i) above (except that for purposes of such  acknowledgement  only, a Mortgage Note may be endorsed in blank) and declares that it, or the Custodian as its agent,  holds and will hold such documents and the other  documents constituting  a part of the  Custodial  Files  delivered  to it, or a Custodian  as its agent,  in trust for the use and benefit of all present and future  Certificateholders  and the Credit  Enhancer.  The Trustee or Custodian  (such Custodian being so obligated under a
Custodial  Agreement) agrees, for the benefit of  Certificateholders  and the Credit Enhancer,  to review each Custodial File delivered to it pursuant to Section 2.01(b) within 45 days after the Closing Date to ascertain that all required  documents  (specifically as set forth in Section  2.01(b)),  have been executed and received,  and that such documents  relate to the Mortgage Loans  identified on the
Mortgage Loan  Schedule,  as  supplemented,  that have been  conveyed to it, and to deliver to the Trustee a certificate  (the "Interim
Certification")  to the effect that all  documents  required to be delivered  pursuant to Section  2.01(b) above have been executed and received and that such  documents  relate to the Mortgage  Loans  identified on the Mortgage Loan  Schedule,  except for any exceptions listed on  Schedule A attached  to such  Interim  Certification.  Upon  delivery  of the  Custodial  Files by the Company or the Master
Servicer,  the Trustee shall  acknowledge  receipt (or,  with respect to Mortgage  Loans  subject to a Custodial  Agreement,  and based solely upon a receipt or certification  executed by the Custodian,  receipt by the respective  Custodian as the duly appointed agent of the Trustee) of the documents referred to in Section 2.01(c) above.

         If the  Custodian,  as the Trustee's  agent,  finds any document or documents  constituting  a part of a Custodial  File to be missing or defective,  upon receipt of  notification  from the  Custodian as specified in the  succeeding  sentence,  the Trustee shall promptly  so notify or cause the  Custodian  to so notify  the Master  Servicer,  Residential  Funding,  the  Credit  Enhancer  and the
Company.  Pursuant to Section 2.3 of the Custodial  Agreement,  the Custodian will notify the Master Servicer,  the Company, the Credit
Enhancer  and the Trustee of any such  omission  or defect  found by it in respect of any  Custodial  File held by it in respect of the items received by it pursuant to the Custodial  Agreement.  If such omission or defect  materially and adversely  affects the interests in the related Mortgage Loan of the  Certificateholders  or the Credit Enhancer,  the Master Servicer shall promptly notify Residential
Funding of such  omission or defect and request that  Residential  Funding  correct or cure such omission or defect within 60 days from the date the Master  Servicer  was  notified  of such  omission or defect and,  if  Residential  Funding  does not correct or cure such omission or defect  within such period,  that  Residential  Funding  purchase  such  Mortgage  Loan from the Trust Fund at its Purchase
Price,  in either case within 90 days from the date the Master  Servicer was notified of such omission or defect;  provided that if the omission or defect  would cause the  Mortgage  Loan to be other than a "qualified  mortgage"  as defined in Section  860G(a)(3)  of the
Code,  any such cure or  repurchase  must occur within 90 days from the date such breach was  discovered.  The  Purchase  Price for any such  Mortgage  Loan shall be deposited or caused to be deposited by the Master  Servicer in the  Custodial  Account  maintained  by it pursuant to Section 3.07 and, upon receipt by the Trustee of written  notification of such deposit signed by a Servicing  Officer,  the
Trustee or the  Custodian,  as the case may be, shall release to Residential  Funding the contents of any related  Mortgage File in its possession and the Trustee shall execute and deliver such  instruments of transfer or assignment  prepared by the Master  Servicer,  in each case without  recourse,  as shall be necessary to vest in  Residential  Funding or its designee,  as the case may be, any Mortgage
Loan released  pursuant  hereto and thereafter  such Mortgage Loan shall not be part of the Trust Fund. In furtherance of the foregoing and Section 2.05, if  Residential  Funding at the time that it  repurchases  the Mortgage Loan is not a member of MERS and the Mortgage is registered on the MERS(R)System,  the Master Servicer,  at its own expense and without any right of  reimbursement,  shall cause MERS to execute and deliver an assignment of the Mortgage in recordable  form to transfer the Mortgage from MERS to Residential  Funding and shall cause such Mortgage to be removed from  registration  on the MERS(R)System in accordance with MERS' rules and  regulations.  It is understood and agreed that the  obligation of  Residential  Funding to so cure or purchase any Mortgage Loan as to which a material and adverse defect in or omission of a constituent  document  exists shall  constitute the sole remedy  respecting  such defect or omission available to  Certificateholders  or the Trustee on behalf of  Certificateholders  (except for the Credit  Enhancer's  rights under the
Insurance Agreement)..

         Section 2.03      Representations, Warranties and Covenants of the Master Servicer and the Company.

         (a)      The Master Servicer hereby represents and warrants to the Trustee for the benefit of the  Certificateholders  and the
Credit Enhancer that:

                  (i)      The Master Servicer is a limited  liability  company duly organized,  validly  existing and in good standing under the laws  governing its creation and existence and is or will be in compliance  with the laws of each state in which any
         Mortgaged  Property is located to the extent necessary to ensure the  enforceability  of each Mortgage Loan in accordance with the terms of this Agreement;

                  (ii)     The execution and delivery of this Agreement by the Master  Servicer and its performance and compliance with the terms of this  Agreement will not violate the Master  Servicer's  certificate  of formation or limited  liability  company agreement or  constitute a material  default (or an event which,  with notice or lapse of time,  or both,  would  constitute a material  default) under, or result in the material breach of, any material  contract,  agreement or other instrument to which the Master Servicer is a party or which may be applicable to the Master Servicer or any of its assets;

                  (iii)    This  Agreement,  assuming  due  authorization,  execution  and  delivery by the  Trustee  and the  Company, constitutes  a valid,  legal and binding  obligation of the Master  Servicer,  enforceable  against it in accordance  with the terms  hereof  subject  to  applicable  bankruptcy,  insolvency,  reorganization,  moratorium  and other  laws  affecting  the enforcement of creditors'  rights  generally and to general  principles of equity,  regardless of whether such  enforcement is considered in a proceeding in equity or at law;

                  (iv)     The  Master  Servicer  is not in  default  with  respect  to any order or decree of any court or any  order, regulation or demand of any federal,  state,  municipal or governmental  agency,  which default might have  consequences  that would  materially  and  adversely  affect the  condition  (financial  or other) or  operations  of the Master  Servicer or its properties or might have consequences that would materially adversely affect its performance hereunder;

                  (v)      No litigation is pending or, to the best of the Master Servicer's  knowledge,  threatened against the Master
         Servicer which would prohibit its entering into this Agreement or performing its obligations under this Agreement;

                  (vi)     The Master  Servicer will comply in all material  respects in the  performance  of this  Agreement  with all reasonable rules and requirements of each insurer under each Required Insurance Policy;

                  (vii)    No  information,  certificate  of an officer,  statement  furnished  in writing or report  delivered  to the
         Company,  any Affiliate of the Company or the Trustee by the Master  Servicer  will, to the knowledge of the Master  Servicer, contain any untrue  statement  of a material  fact or omit a material  fact  necessary to make the  information,  certificate, statement or report not misleading;

                  (viii)   The Master Servicer has examined each existing,  and will examine each new, Subservicing Agreement and is or will be familiar with the terms thereof.  The terms of each existing  Subservicing  Agreement and each designated  Subservicer are acceptable to the Master Servicer and any new Subservicing Agreements will comply with the provisions of Section 3.02;

                  (ix)     The Master Servicer is a member of MERS in good standing,  and will comply in all material respects with the rules and procedures of MERS in connection with the servicing of the Mortgage Loans that are registered with MERS; and

                  (x)      The Servicing Guide of the Master  Servicer  requires that the Subservicer for each Mortgage Loan accurately and fully reports its borrower credit files to each of the Credit Repositories in a timely manner.

         It is understood and agreed that the  representations  and warranties set forth in this Section 2.03(a) shall survive delivery of the respective Custodial Files to the Trustee or the Custodian.

         Upon discovery by either the Company,  the Master Servicer,  the Credit Enhancer,  the Trustee or any Custodian of a breach of any  representation  or warranty  set forth in this  Section  2.03(a)  which  materially  and  adversely  affects the  interests of the
Certificateholders  or the Credit Enhancer in any Mortgage Loan, the party  discovering such breach shall give prompt written notice to such other parties (the Custodian  being so obligated under a Custodial  Agreement).  Within 90 days of its discovery or its receipt of notice of such breach,  the Master Servicer shall either (i) cure such breach in all material  respects or (ii) to the extent that such breach is with  respect to a Mortgage  Loan or a related  document,  purchase  such  Mortgage  Loan from the Trust Fund at the Purchase
Price and in the  manner set forth in Section  2.02;  provided  that if the breach  would  cause the  Mortgage  Loan to be other than a
"qualified  mortgage" as defined in Section 860G(a)(3) of the Code, any such cure or repurchase must occur within 90 days from the date such breach was  discovered.  The  obligation  of the Master  Servicer to cure such breach or to so purchase  such  Mortgage Loan shall constitute the sole remedy in respect of a breach of a representation  and warranty set forth in this Section 2.03(a)  available to the
Certificateholders  or the Trustee on behalf of the  Certificateholders  (except for the Credit Enhancer's rights under Section 3.03 of the Insurance Agreement).

         (b)      The Company hereby  represents and warrants to the Trustee for the benefit of the  Certificateholders  and the Credit
Enhancer that as of the Closing Date (or, if otherwise  specified  below, as of the date so specified):  (i)  immediately  prior to the conveyance  of the Mortgage  Loans to the Trustee,  the Company had good title to, and was the sole owner of, each  Mortgage  Loan free and clear of any pledge,  lien,  encumbrance or security  interest (other than rights to servicing and related  compensation)  and such conveyance  validly  transfers  ownership  of the  Mortgage  Loans to the Trustee free and clear of any pledge,  lien,  encumbrance  or security interest;  and (ii) each Mortgage Loan constitutes a qualified  mortgage under Section  860G(a)(3)(A) of the Code and Treasury
Regulation Section 1.860G 2(a)(1),  (2), (4), (5), (6), (7) and (9), without reliance on the provisions of Treasury  Regulation Section
1.860G 2(a)(3) or Treasury  Regulation  Section 1.860G 2(f)(2) or any other provision that would allow a Mortgage Loan to be treated as a  "qualified  mortgage"  notwithstanding  its  failure to meet the  requirements  of Section  860G(a)(3)(A)  of the Code and  Treasury
Regulation Section 1.860G 2(a)(1), (2), (4), (5), (6), (7) and (9).

                  It is understood and agreed that the  representations  and warranties set forth in this Section 2.03(b) shall survive delivery of the respective Custodial Files to the Trustee or the Custodian.

         Upon discovery by any of the Company,  the Master Servicer,  the Credit Enhancer,  the Trustee or the Custodian of a breach of any of the  representations  and warranties set forth in this Section 2.03(b) which  materially and adversely  affects the interests of the  Certificateholders  or the Credit  Enhancer in any Mortgage  Loan,  the party  discovering  such breach shall give prompt  written notice to the other  parties  and the Credit  Enhancer  (the  Custodian  being so  obligated  under a Custodial  Agreement);  provided, however, that in the event of a breach of the representation and warranty set forth in Section 2.03(b)(ii),  the party discovering such breach shall give such notice  within five days of discovery.  Within 90 days of its discovery or its receipt of notice of breach,  the
Company  shall either (i) cure such breach in all material  respects or (ii)  purchase  such  Mortgage  Loan from the Trust Fund at the
Purchase  Price and in the manner set forth in Section 2.02;  provided that the Company shall have the option to substitute a Qualified
Substitute  Mortgage  Loan or Loans for such  Mortgage Loan if such  substitution  occurs within two years  following the Closing Date;
provided  that if the omission or defect would cause the  Mortgage  Loan to be other than a "qualified  mortgage" as defined in Section
860G(a)(3)  of the  Code,  any such  cure,  repurchase  or  substitution  must  occur  within 90 days  from the date  such  breach  was discovered.  Any such  substitution  shall be effected by the Company  under the same terms and  conditions as provided in Section 2.04 for  substitutions  by  Residential  Funding.  It is understood and agreed that the obligation of the Company to cure such breach or to so purchase or  substitute  for any Mortgage Loan as to which such a breach has occurred and is continuing  shall  constitute  the sole remedy  respecting such breach  available to the  Certificateholders  (other than the Credit  Enhancer) or the Trustee on behalf of the
Certificateholders (other than the Credit Enhancer).

         Section 2.04.     Representations and Warranties of Residential Funding.

         The  Company,  as assignee of  Residential  Funding  under the  Assignment  Agreement,  hereby  assigns to the Trustee for the benefit of the  Certificateholders  and the Credit Enhancer all of its right, title and interest in respect of the Assignment Agreement applicable  to a  Mortgage  Loan as and to the extent  set forth in the  Assignment  Agreement.  Insofar  as the  Assignment  Agreement
relates to the  representations  and warranties made by Residential  Funding in respect of such Mortgage Loan and any remedies provided thereunder  for any breach of such  representations  and  warranties,  such  right,  title and  interest  may be enforced by the Master
Servicer on behalf of the  Trustee,  the Credit  Enhancer and the  Certificateholders.  Upon the  discovery by the Company,  the Master
Servicer,  the Credit  Enhancer,  the Trustee or the Custodian of a breach of any of the  representations  and  warranties  made in the
Assignment  Agreement in respect of any Mortgage Loan or of any Repurchase Event which  materially and adversely  affects the interests of the  Certificateholders  or the Credit Enhancer in such Mortgage Loan, the party  discovering  such breach shall give prompt written notice to the other  parties and the Credit  Enhancer  (the  Custodian  being so  obligated  under a Custodial  Agreement).  The Master
Servicer shall promptly notify Residential  Funding of such breach or Repurchase Event and request that Residential  Funding either (i)
cure such breach or Repurchase  Event in all material  respects  within 90 days from the date the Master  Servicer was notified of such breach or Repurchase  Event or (ii)  purchase such Mortgage Loan from the Trust Fund at the Purchase  Price and in the manner set forth in Section 2.02;  provided that Residential  Funding shall have the option to substitute a Qualified  Substitute Mortgage Loan or Loans for such  Mortgage Loan if such  substitution  occurs  within two years  following the Closing Date;  provided that if the breach would cause the  Mortgage  Loan to be other than a  "qualified  mortgage"  as defined in  Section  860G(a)(3)  of the Code,  any such cure or substitution  must occur within 90 days from the date the breach was  discovered.  If the breach of  representation  and warranty  that gave rise to the  obligation to repurchase  or  substitute a Mortgage  Loan pursuant to Section 4 of the  Assignment  Agreement was the representation  and warranty set forth in clause (h) of Section 4 thereof,  then the Master  Servicer  shall  request that  Residential
Funding pay to the Trust Fund,  concurrently with and in addition to the remedies provided in the preceding  sentence,  an amount equal to any  liability,  penalty or expense that was actually  incurred  and paid out of or on behalf of the Trust Fund,  and that  directly resulted from such breach,  or if incurred and paid by the Trust Fund  thereafter,  concurrently  with such payment.  In the event that
Residential  Funding elects to substitute a Qualified  Substitute  Mortgage Loan or Loans for a Deleted  Mortgage Loan pursuant to this
Section 2.04,  Residential Funding shall deliver to the Trustee for the benefit of the  Certificateholders and the Credit Enhancer with respect to such Qualified  Substitute  Mortgage Loan or Loans, the original Mortgage Note, the Mortgage,  an Assignment of the Mortgage
in  recordable  form,  and such other  documents and  agreements  as are required by Section  2.01,  with the Mortgage Note endorsed as required by Section 2.01. No  substitution  will be made in any calendar  month after the  Determination  Date for such month.  Monthly
Payments  received with respect to Qualified  Substitute  Mortgage  Loans in the month of  substitution  shall not be part of the Trust
Fund and will be retained by the Master  Servicer and remitted by the Master  Servicer to  Residential  Funding on the next  succeeding
Distribution Date. For the month of substitution,  distributions to  Certificateholders  will include the Monthly Payment received on a
Deleted  Mortgage Loan for such month and thereafter  Residential  Funding shall be entitled to retain all amounts  received in respect of such Deleted  Mortgage  Loan.  The Master  Servicer shall amend or cause to be amended the Mortgage Loan Schedule for the benefit of the  Certificateholders  and the Credit  Enhancer to reflect the removal of such  Deleted  Mortgage  Loan and the  substitution  of the
Qualified  Substitute  Mortgage Loan or Loans and the Master Servicer shall deliver the amended  Mortgage Loan Schedule to the Trustee.
Upon such  substitution,  the  Qualified  Substitute  Mortgage  Loan or Loans shall be subject to the terms of this  Agreement  and the related  Subservicing  Agreement in all respects,  Residential  Funding shall be deemed to have made the representations and warranties with  respect to the  Qualified  Substitute  Mortgage  Loan (other than those of a  statistical  nature)  contained  in the  Assignment
Agreement as of the date of substitution, and the covenants, representations and warranties set forth in Section 2.03(b).

         In connection  with the  substitution  of one or more Qualified  Substitute  Mortgage  Loans for one or more Deleted  Mortgage
Loans,  the Master  Servicer  will  determine  the  amount  (if any) by which the  aggregate  principal  balance of all such  Qualified
Substitute  Mortgage Loans as of the date of substitution  is less than the aggregate  principal  balance of all such Deleted  Mortgage
Loans (in each case after  application of the principal  portion of the Monthly Payments received in the month of substitution that are to be  distributed  to  Certificateholders  in the  month of  substitution).  Residential  Funding  shall  deposit  the  amount of such shortfall into the Custodial Account on the day of substitution,  without any reimbursement  therefor.  Residential  Funding shall give notice in writing to the Trustee of such event,  which notice shall be  accompanied by an Officers'  Certificate as to the  calculation of such shortfall and (subject to Section  10.01(f)) by an Opinion of Counsel to the effect that such  substitution  will not cause (a)
any federal tax to be imposed on the Trust Fund,  including without  limitation,  any federal tax imposed on "prohibited  transactions"
under Section  860F(a)(1)  of the Code or on  "contributions  after the startup  date" under Section  860G(d)(1) of the Code or (b) any portion of REMIC I or REMIC II to fail to qualify as a REMIC at any time that any Certificate is outstanding.

         It is understood and agreed that the  obligation of  Residential  Funding to cure such breach or purchase or to substitute for such Mortgage Loan as to which such a breach has occurred and is continuing  and to make any  additional  payments  required  under the
Assignment  Agreement  in  connection  with a breach of the  representation  and  warranty  in clause  (h) of  Section 4 thereof  shall constitute the sole remedy respecting such breach available to the  Certificateholders  (other than the Credit Enhancer) or the Trustee on behalf of the Certificateholders  (other than the Credit Enhancer).  If the Master Servicer is Residential Funding, then the Trustee shall  also have the  right,  with the  consent of the Credit  Enhancer,  and,  upon  written  direction  of the Credit  Enhancer,  the obligation,  to give the  notification and require the purchase or substitution  provided for in the second preceding  paragraph in the event of such a breach of a  representation  or warranty made by Residential  Funding in the Assignment  Agreement.  In connection with the purchase of or  substitution  for any such Mortgage Loan by Residential  Funding,  the Trustee shall assign to Residential  Funding all of the Trustee's right, title and interest in respect of the Assignment Agreement applicable to such Mortgage Loan.

         Section 2.05      Execution and Authentication of Certificates; Conveyance of REMIC I Regular Interests.

         (a)      The Trustee  acknowledges  the assignment to it of the Mortgage Loans and the delivery of the Custodial  Files to it, or the Custodian on its behalf,  subject to any exceptions  noted,  together with the assignment to it of all other assets  included in the Trust Fund,  receipt of which is hereby  acknowledged.  Concurrently  with such  delivery  and in exchange  therefor,  the Trustee, pursuant to the written request of the Company  executed by an officer of the Company has executed and caused to be  authenticated  and delivered to or upon the order of the Company the  Certificates  in authorized  denominations  which  evidence  ownership of the entire
Trust Fund.

         (b)      The Company,  concurrently  with the  execution  and delivery  hereof,  does hereby  transfer,  assign,  set over and otherwise  convey in trust to the  Trustee  without  recourse  all the right,  title and  interest of the Company in and to the REMIC I
Regular  Interests  for the  benefit  of the  holders  of the  Regular  Certificates  and the  Class  R-II  Certificates.  The  Trustee
acknowledges  receipt of the REMIC I Regular Interests (each of which are  uncertificated) and declares that it holds and will hold the same in trust for the  exclusive  use and benefit of the  holders of the  Regular  Certificates  and the Class R-II  Certificates.  The
interests  evidenced  by the Class R-II  Certificates,  together  with the  Regular  Certificates,  constitute  the  entire  beneficial ownership interest in REMIC II.

         Section 2.06.  Purposes and Powers of the Trust.

                  The purpose of the trust, as created hereunder, is to engage in the following activities:

(a)      to sell the Certificates to the Company in exchange for the Mortgage Loans;

(b)      to enter into and perform its obligations under this Agreement;

(c)      to engage in those  activities  that are  necessary,  suitable or  convenient to  accomplish  the foregoing or are  incidental thereto or connected therewith; and

(d)      subject  to  compliance  with this  Agreement,  to engage in such other  activities  as may be  required  in  connection  with conservation of the Trust Fund and the making of distributions to the Certificateholders.

                  The trust is hereby  authorized  to engage in the foregoing  activities.  Notwithstanding  the  provisions of Section
11.01,  the trust shall not engage in any activity other than in connection  with the foregoing or other than as required or authorized by the terms of this Agreement while any Certificate is outstanding,  and this Section 2.06 may not be amended,  without the consent of the Credit  Enhancer,  which  consent  shall not be  unreasonably  withheld,  and the  Certificateholders  evidencing a majority of the aggregate Voting Rights of the Certificates.

         Section 2.07.     Agreement Regarding Ability to Disclose.

                  The Company,  the Master  Servicer and the Trustee  hereby agree that,  notwithstanding  any other express or implied agreement  to the  contrary,  any and all  Persons,  and any of their  respective  employees,  representatives,  and other  agents  may disclose,  immediately upon commencement of discussions,  to any and all Persons, without limitation of any kind, the tax treatment and tax structure of the transaction  and all materials of any kind (including  opinions or other tax analyses) that are provided to any of them  relating to such tax  treatment  and tax  structure.  For  purposes of this  paragraph,  the terms "tax," "tax  treatment,"  "tax structure," and "tax benefit" are defined under Treasury Regulationss.1.6011 4(c).

                                                              ARTICLE III

                                                     ADMINISTRATION AND SERVICING
                                                           OF MORTGAGE LOANS

         Section 3.01      The Master Servicer to Act as Servicer.

         (a) The Master  Servicer shall service and  administer  the Mortgage Loans in accordance  with the terms of this Agreement and the respective  Mortgage Loans,  following such procedures as it would employ in its good faith business  judgment and which are normal and usual in its general mortgage servicing activities,  and shall have full power and authority,  acting alone or through Subservicers as provided in Section 3.02, to do any and all things which it may deem  necessary or desirable in connection  with such  servicing and administration.  Without  limiting  the  generality  of the  foregoing,  the  Master  Servicer  in its  own  name  or in the  name of a
Subservicer  is hereby  authorized  and  empowered  by the Trustee  when the Master  Servicer or the  Subservicer,  as the case may be, believes it appropriate in its best judgment,  to execute and deliver,  on behalf of the  Certificateholders  and the Trustee or any of them,  any and all  instruments  of  satisfaction  or  cancellation,  or of partial  or full  release  or  discharge,  or of consent to assumption or modification in connection with a proposed  conveyance,  or of assignment of any Mortgage and Mortgage Note in connection with the repurchase of a Mortgage Loan and all other comparable  instruments,  or with respect to the modification or re-recording of a
Mortgage for the purpose of  correcting  the  Mortgage,  the  subordination  of the lien of the  Mortgage in favor of a public  utility company or government  agency or unit with powers of eminent  domain,  the taking of a deed in lieu of foreclosure,  the  commencement, prosecution or completion of judicial or non-judicial  foreclosure,  the conveyance of a Mortgaged Property to the related insurer, the acquisition of any property  acquired by foreclosure or deed in lieu of  foreclosure,  or the  management,  marketing and conveyance of any  property  acquired by  foreclosure  or deed in lieu of  foreclosure  with  respect to the  Mortgage  Loans and with respect to the
Mortgaged Properties.  The Master Servicer further is authorized and empowered by the Trustee, on behalf of the  Certificateholders and the  Trustee,  in its own name or in the name of the  Subservicer,  when the Master  Servicer or the  Subservicer,  as the case may be, believes  it  appropriate  in its best  judgment to register  any  Mortgage  Loan on the MERS(R)System,  or cause the removal  from the registration of any Mortgage Loan on the MERS(R)System, to execute and deliver, on behalf of the Trustee and the  Certificateholders  or any of them, any and all  instruments of assignment and other  comparable  instruments  with respect to such assignment or re-recording of a Mortgage  in the name of MERS,  solely as nominee for the  Trustee  and its  successors  and  assigns.  Any  expenses  incurred in connection  with the actions  described in the preceding  sentence  shall be borne by the Master  Servicer in  accordance  with Section
3.16(c),  with no right of  reimbursement;  provided,  that if, as a result  of MERS  discontinuing  or  becoming  unable  to  continue operations  in connection  with the MERS(R)System,  it becomes  necessary to remove any Mortgage  Loan from  registration  on the MERS(R)
System and to arrange for the assignment of the related  Mortgages to the Trustee,  then any related  expenses shall be reimbursable to the Master  Servicer  as set forth in Section  3.10(a)(ii).  Notwithstanding  the  foregoing,  subject to Section  3.07(a),  the Master
Servicer  shall not permit any  modification  with respect to any Mortgage  Loan that would both  constitute a sale or exchange of such
Mortgage Loan within the meaning of Section 1001 of the Code and any proposed,  temporary or final regulations  promulgated  thereunder
(other than in connection with a proposed  conveyance or assumption of such Mortgage Loan that is treated as a Principal  Prepayment in
Full  pursuant to Section  3.12(d)  hereof) and cause any REMIC created  hereunder)  to fail to qualify as a REMIC under the Code.  The
Trustee  shall furnish the Master  Servicer  with any powers of attorney and other  documents  necessary or  appropriate  to enable the
Master  Servicer to service and  administer  the  Mortgage  Loans.  The Trustee  shall not be liable for any action taken by the Master
Servicer or any Subservicer  pursuant to such powers of attorney or other documents.  Notwithstanding  anything contained herein to the contrary,  neither the Master Servicer nor any  Subservicer  shall,  without the Trustee's  written  consent:  (i) initiate any action, suit or proceeding  directly  relating to the servicing of the Mortgage Loan solely under the  Trustee's  name without  indicating  the
Master Servicer's or Subservicer's,  as applicable,  representative  capacity,  (ii) initiate any other action,  suit or proceeding not directly  relating  to the  servicing  of any  Mortgage  Loan  (including  but not  limited to actions,  suits or  proceedings  against
Certificateholders,  or against the Seller for breaches of  representations  and  warranties)  solely under the Trustee's  name,  (iii)
engage counsel to represent the Trustee in any action,  suit or proceeding  not directly  related to the servicing of any Mortgage Loan
(including  but not  limited to  actions,  suits or  proceedings  against  Certificateholders,  or against  the Seller for  breaches of representations and warranties),  or (iv) prepare,  execute or deliver any government filings,  forms, permits,  registrations or other documents or take any action with the intent to cause,  and that  actually  causes,  the Trustee to be registered to do business in any state. In servicing and  administering  any  Nonsubserviced  Mortgage Loan, the Master  Servicer shall, to the extent not  inconsistent with this  Agreement,  comply with the Program Guide as if it were the  originator of such Mortgage Loan and had retained the servicing rights and obligations in respect  thereof.  In connection  with servicing and  administering  the Mortgage Loans,  the Master Servicer and any Affiliate of the Master  Servicer (i) may perform  services such as appraisals and brokerage  services that are not customarily provided by servicers of mortgage  loans,  and shall be entitled to reasonable  compensation  therefor in accordance  with Section 3.10 and (ii) may, at its own  discretion  and on behalf of the Trustee,  obtain credit  information  in the form of a "credit score" from a credit repository.

                  If the Mortgage  relating to a Mortgage Loan did not have a lien senior to the Mortgage Loan on the related Mortgaged
Property as of the Cut-off Date, then the Master  Servicer,  in such capacity,  may not consent to the placing of a lien senior to that of the  Mortgage on the related  Mortgaged  Property.  If the  Mortgage  relating to a Mortgage  Loan had a lien senior to the Mortgage
Loan on the  related  Mortgaged  Property  as of the Cut-off  Date,  then the Master  Servicer,  in such  capacity,  may consent to the refinancing of such prior senior lien, provided that the following requirements are met:

                           (i)      (A) the Mortgagor's  debt-to-income ratio resulting from such refinancing is less than the original debt-to-income  ratio as set forth on the Mortgage Loan  Schedule;  provided,  however,  that in no instance shall the resulting Combined  Loan-to-Value Ratio of such Mortgage Loan be higher than that permitted by the
                           Program Guide;  or (B) the resulting  Combined  Loan-to-Value  Ratio of such Mortgage Loan is no higher than the Combined Loan-to-Value Ratio prior to such refinancing;  provided,  however, if such refinanced mortgage loan is a "rate  and  term"  mortgage  loan  (meaning,  the  Mortgagor  does not  receive  any cash from the refinancing),  the  Combined  Loan-to-Value  Ratio may  increase to the extent of either (a) the  reasonable closing costs of such  refinancing or (b) any decrease in the value of the related  Mortgaged  Property,  if the Mortgagor is in good standing as defined by the Program Guide;

                           (ii)     the  interest  rate,  or, in the case of an  adjustable  rate  existing  senior  lien,  the maximum interest  rate,  for the loan  evidencing  the  refinanced  senior lien is no more than 2.0% higher than the interest rate or the maximum  interest rate, as the case may be, on the loan  evidencing the existing senior lien immediately  prior to the date of such  refinancing;  provided,  however (a) if the loan evidencing the existing  senior lien prior to the date of refinancing  has an adjustable  rate and the loan  evidencing the refinanced  senior  lien has a fixed  rate,  then the  current  interest  rate on the  loan  evidencing  the refinanced  senior lien may be up to 2.0% higher than the then-current  loan rate of the loan evidencing the existing  senior  lien  and (b) if the  loan  evidencing  the  existing  senior  lien  prior  to the date of refinancing  has a fixed rate and the loan  evidencing  the refinanced  senior lien has an adjustable  rate, then the maximum  interest  rate on the loan  evidencing  the  refinanced  senior lien shall be less than or equal  to (x) the  interest  rate on the loan  evidencing  the  existing  senior  lien  prior to the date of refinancing plus (y) 2.0%; and

                  (iii)    the loan evidencing the refinanced senior lien is not subject to negative amortization.

         (b)      All costs  incurred  by the  Master  Servicer  or by  Subservicers  in  effecting  the  timely  payment  of taxes and assessments  on the  properties  subject to the  Mortgage  Loans shall not, for the purpose of  calculating  monthly  distributions  to
Certificateholders,  be added to the amount owing under the related  Mortgage  Loans,  notwithstanding  that the terms of such Mortgage
Loan so permit, and such costs shall be recoverable to the extent permitted by Section 3.10(a)(ii).

         (c)      The  relationship  of the Master  Servicer  (and of any  successor to the Master  Servicer) to the Company under this
Agreement is intended by the parties to be that of an independent  contractor and not that of a joint venturer,  partner or agent.  The relationship  of the Master  Servicer (and of any successor to the Master  Servicer) to the Trustee under this Agreement is intended by the parties to be that of an independent contractor and not that of a joint venturer, partner or agent.

         (d)      The Master Servicer shall comply with the terms of Section 9 of the Assignment Agreement.

         Section 3.02      Subservicing Agreements Between Master Servicer and Subservicers; Enforcement of Subservicers' Obligations.

         (a)      The Master  Servicer  may  continue  in effect  Subservicing  Agreements  entered  into by  Residential  Funding  and
Subservicers prior to the execution and delivery of this Agreement,  and may enter into new Subservicing  Agreements with Subservicers, for the servicing and  administration  of all or some of the Mortgage Loans.  Each  Subservicer  shall be either (i) an institution the accounts of which are insured by the FDIC or (ii)  another  entity that engages in the business of  originating  or servicing  mortgage loans,  and in either case shall be authorized to transact  business in the state or states in which the related  Mortgaged  Properties it is to service are situated,  if and to the extent  required by applicable law to enable the  Subservicer to perform its  obligations hereunder  and under the  Subservicing  Agreement,  and in either  case shall be a Freddie  Mac,  Fannie Mae or HUD  approved  mortgage servicer.  Each  Subservicer  of a Mortgage  Loan shall be  entitled to receive  and  retain,  as provided in the related  Subservicing
Agreement and in Section 3.07, the related  Subservicing Fee from payments of interest  received on such Mortgage Loan after payment of all  amounts  required  to be  remitted  to the Master  Servicer in respect of such  Mortgage  Loan.  For any  Mortgage  Loan that is a
Nonsubserviced  Mortgage Loan,  the Master  Servicer  shall be entitled to receive and retain an amount equal to the  Subservicing  Fee from payments of interest.  Unless the context  otherwise  requires,  references  in this  Agreement to actions taken or to be taken by the Master  Servicer in servicing  the Mortgage  Loans include  actions  taken or to be taken by a Subservicer  on behalf of the Master
Servicer.  Each  Subservicing  Agreement  will be upon such  terms  and  conditions  as are  generally  required  by,  permitted  by or consistent with the Program Guide and are not  inconsistent  with this Agreement and as the Master  Servicer and the  Subservicer  have agreed. With the approval of the Master Servicer, a Subservicer may delegate its servicing  obligations to third-party  servicers,  but such  Subservicer  will remain  obligated  under the related  Subservicing  Agreement.  The Master Servicer and a Subservicer may enter into  amendments  thereto or a different form of Subservicing  Agreement,  and the form referred to or included in the Program Guide is merely  provided for  information  and shall not be deemed to limit in any respect the  discretion of the Master  Servicer to modify or enter into different Subservicing Agreements;  provided,  however, that any such amendments or different forms shall be consistent with and not violate the  provisions of either this Agreement or the Program Guide in a manner which would  materially and adversely  affect the interests of the  Certificateholders  or the Credit Enhancer.  The Program Guide and any other Subservicing  Agreement entered into between the Master  Servicer and any  Subservicer  shall require the  Subservicer  to accurately  and fully report its borrower  credit files to each of the Credit Repositories in a timely manner.

         (b)      As  part  of its  servicing  activities  hereunder,  the  Master  Servicer,  for  the  benefit  of the  Trustee,  the
Certificateholders  and the Credit  Enhancer,  shall use its best  reasonable  efforts to enforce the  obligations of each  Subservicer under the related  Subservicing  Agreement,  to the extent that the  non-performance  of any such obligation  would have a material and adverse effect on a Mortgage Loan. Such enforcement,  including,  without limitation,  the legal prosecution of claims,  termination of
Subservicing  Agreements as appropriate,  and the pursuit of other appropriate remedies,  shall be in such form and carried out to such an extent and at such time as the Master  Servicer would employ in its good faith  business  judgment and which are normal and usual in its general mortgage servicing  activities.  The Master Servicer shall pay the costs of such enforcement at its own expense,  and shall be reimbursed  therefor only (i) from a general  recovery  resulting from such  enforcement  to the extent,  if any, that such recovery exceeds all amounts due in respect of the related Mortgage Loan or (ii) from a specific  recovery of costs,  expenses or attorneys fees against the party against whom such enforcement is directed.

         Section 3.03      Successor Subservicers.

         The Master  Servicer shall be entitled to terminate any  Subservicing  Agreement  that may exist in accordance  with the terms and conditions of such Subservicing  Agreement and without any limitation by virtue of this Agreement;  provided,  however, that in the event of termination of any Subservicing  Agreement by the Master Servicer or the Subservicer,  the Master Servicer shall either act as servicer of the related Mortgage Loan or enter into a Subservicing  Agreement with a successor  Subservicer  which will be bound by the terms of the related  Subservicing  Agreement.  If the Master  Servicer or any Affiliate of  Residential  Funding acts as servicer,  it will not assume liability for the  representations  and warranties of the Subservicer which it replaces.  If the Master Servicer enters into a Subservicing  Agreement with a successor  Subservicer,  the Master  Servicer shall use reasonable  efforts to have the successor
Subservicer  assume  liability for the  representations  and warranties  made by the  terminated  Subservicer in respect of the related
Mortgage Loans and, in the event of any such assumption by the successor  Subservicer,  the Master Servicer may, in the exercise of its business judgment, release the terminated Subservicer from liability for such representations and warranties.

         Section 3.04      Liability of the Master Servicer.

         Notwithstanding  any Subservicing  Agreement,  any of the provisions of this Agreement  relating to agreements or arrangements between the Master  Servicer or a Subservicer  or reference to actions taken through a Subservicer  or otherwise,  the Master  Servicer shall remain  obligated and liable to the Trustee,  Certificateholders  and the Credit Enhancer for the servicing and  administering of the Mortgage Loans in accordance  with the provisions of Section 3.01 without  diminution of such  obligation or liability by virtue of such  Subservicing  Agreements or  arrangements  or by virtue of  indemnification  from the  Subservicer or the Company and to the same extent and under the same terms and conditions as if the Master  Servicer alone were servicing and  administering  the Mortgage  Loans.
The Master  Servicer  shall be entitled to enter into any agreement  with a  Subservicer  or Seller for  indemnification  of the Master
Servicer and nothing contained in this Agreement shall be deemed to limit or modify such indemnification.

         Section 3.05      No Contractual Relationship Between Subservicer and Trustee, Credit Enhancer or Certificateholders.

         Any  Subservicing  Agreement that may be entered into and any other  transactions  or services  relating to the Mortgage Loans involving a Subservicer in its capacity as such and not as an originator  shall be deemed to be between the  Subservicer and the Master
Servicer  alone and the Trustee,  the Credit  Enhancer and  Certificateholders  shall not be deemed  parties  thereto and shall have no claims,  rights,  obligations,  duties or  liabilities  with respect to the  Subservicer in its capacity as such except as set forth in
Section 3.06.

         Section 3.06      Assumption or Termination of Subservicing Agreements by Trustee.

         (a)      In the event the Master  Servicer  shall for any reason no longer be the master  servicer  (including by reason of an
Event of Default),  the Trustee,  as successor Master Servicer,  its designee or its successor shall thereupon assume all of the rights and obligations of the Master  Servicer under each  Subservicing  Agreement that may have been entered into. The Trustee,  its designee or the successor  servicer for the Trustee shall be deemed to have assumed all of the Master  Servicer's  interest  therein and to have replaced the Master  Servicer as a party to the  Subservicing  Agreement to the same extent as if the  Subservicing  Agreement had been assigned to the assuming  party except that the Master  Servicer  shall not thereby be relieved of any liability or  obligations  under the  Subservicing  Agreement.  The Trustee,  its designee or its successor  shall not be held liable for any actions of the  terminated
Master Servicer under each Subservicing Agreement.

         (b)      The Master  Servicer  shall,  upon request of the Trustee but at the expense of the Master  Servicer,  deliver to the assuming  party all documents and records  relating to each  Subservicing  Agreement and the Mortgage  Loans then being serviced and an accounting of amounts  collected  and held by it and  otherwise  use its best efforts to effect the orderly and  efficient  transfer of each Subservicing Agreement to the assuming party.

         (c)      Unless a Credit Enhancer  Default  exists,  the Master Servicer will, if it is authorized to do so under the relevant
Subservicing  Agreement,  upon request of the Credit  Enhancer at a time when the Credit  Enhancer may remove the Master Servicer under the terms hereof, terminate any Subservicing Agreement.

         Section 3.07      Collection of Certain Mortgage Loan Payments; Deposits to Custodial Account.

         (a)      The Master Servicer shall make  reasonable  efforts to collect all payments called for under the terms and provisions of the Mortgage  Loans,  and shall,  to the extent such  procedures  shall be consistent  with this  Agreement,  follow such collection procedures  as it would employ in its good faith  business  judgment and which are normal and usual in its general  mortgage  servicing activities.  Consistent  with the  foregoing,  the Master  Servicer may in its  discretion  (subject to the terms and conditions of the
Assignment  Agreement)  (i)  waive any late  payment  charge or any  prepayment  charge or  penalty  interest  in  connection  with the prepayment of a Mortgage Loan and (ii) extend the Due Date for payments due on a Mortgage  Loan in accordance  with the Program  Guide;
provided,  however,  that the Master  Servicer shall first  determine  that any such waiver or extension will not materially  adversely affect the lien of the  related  Mortgage.  Notwithstanding  anything  in this  Section to the  contrary,  the Master  Servicer  or any
Subservicer shall not enforce any prepayment  charge to the extent that such enforcement  would violate any applicable law.  Consistent with the terms of this Agreement,  the Master  Servicer may also waive,  modify or vary any term of any Mortgage Loan or consent to the postponement  of strict  compliance with any such term or in any manner grant  indulgence to any Mortgagor if in the Master  Servicer's
determination   such  waiver,   modification,   postponement  or  indulgence  is  not  materially  adverse  to  the  interests  of  the
Certificateholders  or the Credit  Enhancer  (taking into account any  estimated  Realized  Loss that might result absent such action), provided,  however,  that the Master  Servicer  may not  modify  materially  or permit any  Subservicer  to modify any  Mortgage  Loan, including  without  limitation any modification  that would change the Mortgage Rate,  forgive the payment of any principal or interest
(unless in connection  with the liquidation of the related  Mortgage Loan or except in connection  with  prepayments to the extent that such  reamortization  is not  inconsistent  with the terms of the Mortgage Loan),  capitalize any amounts owing on the Mortgage Loan by adding such amount to the  outstanding  principal  balance of the Mortgage  Loan,  or extend the final  maturity  date of such Mortgage
Loan, unless such Mortgage Loan is in default or, in the judgment of the Master Servicer,  such default is reasonably  foreseeable.  In connection  with any  Curtailment  of a Mortgage  Loan,  the Master  Servicer,  to the  extent not  inconsistent  with the terms of the
Mortgage  Note and  local law and  practice,  may  permit  the  Mortgage  Loan to be  re-amortized  such that the  Monthly  Payment  is recalculated as an amount that will fully amortize the remaining  principal  balance thereof by the original maturity date based on the original  Mortgage  Rate;  provided,  that such  re-amortization  shall not be  permitted if it would  constitute  a reissuance  of the
Mortgage Loan for federal income tax purposes.

         (b)      The Master  Servicer shall  establish and maintain a Custodial  Account in which the Master Servicer shall deposit or cause to be deposited on a daily basis,  except as otherwise  specifically  provided  herein,  the following  payments and  collections remitted by Subservicers or received by it in respect of the Mortgage Loans on or after the Cut-off Date:

                  (i)      All payments on account of principal,  including  Principal  Prepayments  made by Mortgagors on the Mortgage
         Loans or of any REO Proceeds received in connection with an REO Property for which an REO Disposition has occurred;

                  (ii)     All  payments on account of interest at the Adjusted  Mortgage  Rate on the  Mortgage  Loans,  or of any REO
         Proceeds received in connection with an REO Property for which an REO Disposition has occurred;

                  (iii)    Insurance Proceeds and Liquidation Proceeds (net of any related expenses of the Subservicer);

                  (iv)     All proceeds of any  Mortgage  Loans  purchased  pursuant to Section  2.02,  2.03,  2.04 or 4.07  (including amounts received from Residential  Funding pursuant to the last paragraph of Section 4 of the Assignment  Agreement in respect of any liability,  penalty or expense that resulted from a breach of the  representation  and warranty set forth in clause (h)
         of Section 4 of the Assignment  Agreement) and all amounts  required to be deposited in connection with the  substitution of a
         Qualified Substitute Mortgage Loan pursuant to Section 2.03 or 2.04; and

                  (v)      Any amounts  required to be deposited  pursuant to Section 3.07(c) and any payments or collections  received in the nature of prepayment charges.

The foregoing  requirements  for deposit in the Custodial  Account shall be exclusive,  it being  understood  and agreed that,  without limiting the generality of the foregoing,  payments on the Mortgage Loans which are not part of the Trust Fund  (consisting of payments in respect of principal and interest on the Mortgage Loans  received prior to the Cut-off Date) and payments or collections  consisting of late payment  charges or  assumption  fees may but need not be deposited by the Master  Servicer in the  Custodial  Account.  In the
event any amount not required to be deposited in the Custodial  Account is so deposited,  the Master  Servicer may at any time withdraw such amount from the  Custodial  Account,  any provision  herein to the contrary  notwithstanding.  The  Custodial  Account may contain funds that belong to one or more trust funds  created for mortgage  pass-through  certificates  of other  series and may contain  other funds  respecting  payments on  mortgage  loans  belonging  to the Master  Servicer  or serviced or master  serviced by it on behalf of others.  Notwithstanding  such  commingling  of funds,  the Master  Servicer  shall keep records that  accurately  reflect the funds on deposit in the Custodial Account that have been identified by it as being attributable to the Mortgage Loans.

         With respect to Insurance Proceeds,  Liquidation Proceeds,  REO Proceeds and the proceeds of the purchase of any Mortgage Loan pursuant to Sections 2.02,  2.03, 2.04 and 4.07 received in any calendar month,  the Master Servicer may elect to treat such amounts as included in the Available  Distribution  Amount for the  Distribution  Date in the month of receipt,  but is not obligated to do so. If the Master  Servicer so elects,  such amounts will be deemed to have been  received  (and any related  Realized Loss shall be deemed to have occurred) on the last day of the month prior to the receipt thereof.

         (c)      The Master Servicer shall use its best efforts to cause the institution  maintaining the Custodial  Account to invest the funds in the Custodial  Account  attributable to the Mortgage Loans in Permitted  Investments which shall mature not later than the
Certificate  Account  Deposit  Date next  following  the date of such  investment  (with the  exception  of the Amount  Held for Future
Distribution)  and which  shall not be sold or  disposed  of prior to their  maturities.  All  income and gain  realized  from any such investment  shall be for the  benefit  of the  Master  Servicer  as  additional  servicing  compensation  and shall be  subject  to its withdrawal  or order from time to time.  The amount of any losses  incurred  in  respect of any such  investments  attributable  to the investment of amounts in respect of the Mortgage  Loans shall be deposited in the Custodial  Account by the Master  Servicer out of its
own funds immediately as realized without any right of reimbursement.

         (d)      The Master  Servicer  shall give notice to the Trustee and the Company of any change in the location of the Custodial
Account prior to the use thereof.

         Section 3.08      Subservicing Accounts; Servicing Accounts.

         (a)      In those cases where a  Subservicer  is servicing a Mortgage Loan pursuant to a  Subservicing  Agreement,  the Master
Servicer  shall cause the  Subservicer,  pursuant to the  Subservicing  Agreement,  to establish and maintain one or more  Subservicing
Accounts which shall be an Eligible Account or, if such account is not an Eligible  Account,  shall generally  satisfy the requirements of the Program Guide and be otherwise  acceptable to the Master Servicer,  the Credit Enhancer and each Rating Agency.  The Subservicer will be required  thereby to deposit  into the  Subservicing  Account on a daily basis all proceeds of Mortgage  Loans  received by the
Subservicer,  less its  Subservicing  Fees and  unreimbursed  advances  and  expenses,  to the  extent  permitted  by the  Subservicing
Agreement.  If the Subservicing  Account is not an Eligible  Account,  the Master Servicer shall be deemed to have received such monies upon receipt thereof by the  Subservicer.  The Subservicer  shall not be required to deposit in the  Subservicing  Account  payments or collections in the nature of late charges or assumption fees, or payments or collections  received in the nature of prepayment  charges to the extent that the Subservicer is entitled to retain such amounts  pursuant to the  Subservicing  Agreement.  On or before the date specified in the Program Guide,  but in no event later than the  Determination  Date, the Master Servicer shall cause the  Subservicer, pursuant to the  Subservicing  Agreement,  to remit to the Master  Servicer for deposit in the Custodial  Account all funds held in the
Subservicing  Account with respect to each Mortgage Loan  serviced by such  Subservicer  that are required to be remitted to the Master
Servicer.

         (b)      In addition to the Custodial  Account,  the Master  Servicer  shall for any  Nonsubserviced  Mortgage Loan, and shall cause the  Subservicers  for  Subserviced  Mortgage  Loans to,  establish and maintain one or more  Servicing  Accounts and deposit and retain therein all collections  from the Mortgagors for the payment of taxes,  assessments,  hazard insurance  premiums,  or comparable items for the account of the  Mortgagors.  Each Servicing  Account shall satisfy the  requirements  for a Subservicing  Account and, to the extent  permitted by the Program Guide or as is otherwise  acceptable to the Master  Servicer,  may also function as a Subservicing
Account.  Withdrawals of amounts  related to the Mortgage  Loans from the Servicing  Accounts may be made only to effect timely payment of taxes,  assessments,  hazard insurance premiums, or comparable items, to reimburse the Master Servicer or Subservicer out of related collections  for any payments made pursuant to Section  3.11(a) (with respect to hazard  insurance),  to refund to any  Mortgagors  any sums as may be  determined  to be overages,  to pay interest,  if required,  to  Mortgagors on balances in the Servicing  Account or to clear and terminate the Servicing  Account at the  termination of this Agreement in accordance  with Section 9.01 or in accordance with the  Program  Guide.  As part of its  servicing  duties,  the  Master  Servicer  shall,  and the  Subservicers  will,  pursuant  to the
Subservicing Agreements, be required to pay to the Mortgagors interest on funds in this account to the extent required by law.

         Section 3.09      Access to Certain Documentation and Information Regarding the Mortgage Loans.

         In the event that  compliance  with this Section 3.09 shall make any Class of  Certificates  legal for investment by federally insured savings and loan associations,  the Master Servicer shall provide,  or cause the Subservicers to provide,  to the Trustee,  the
Office of Thrift  Supervision or the FDIC and the supervisory  agents and examiners thereof access to the  documentation  regarding the
Mortgage Loans required by applicable  regulations of the Office of Thrift  Supervision,  such access being afforded without charge but only upon reasonable  request and during normal business hours at the offices  designated by the Master  Servicer.  The Master Servicer shall  permit such  representatives  to photocopy  any such  documentation  and shall  provide  equipment  for that purpose at a charge reasonably approximating the cost of such photocopying to the Master Servicer.

         Section 3.10      Permitted Withdrawals from the Custodial Account.

         (a)      The Master  Servicer may,  from time to time as provided  herein,  make  withdrawals  from the  Custodial  Account of amounts on deposit therein pursuant to Section 3.07 that are attributable to the Mortgage Loans for the following purposes:

                  (i)      to make deposits into the Certificate Account in the amounts and in the manner provided for in Section 4.01;

                  (ii)     to  reimburse  itself or the related  Subservicer  for  previously  unreimbursed  advances or expenses  made pursuant to Sections 3.01,  3.08,  3.11(a) and 3.13 or otherwise  reimbursable  pursuant to the terms of this Agreement,  such withdrawal right being limited to amounts received on the related Mortgage Loans (including,  for this purpose,  REO Proceeds,
         Insurance Proceeds,  Liquidation  Proceeds and proceeds from the purchase of a Mortgage Loan pursuant to Section 2.02, 2.03 or
         4.07) which represent recoveries of amounts in respect of which such advances were made in the case of Servicing Advances;

                  (iii)    to pay to the related  Subservicer  (if not  previously  retained by such  Subservicer)  out of each payment received by the Master  Servicer  on account of interest on a Mortgage  Loan as  contemplated  by Sections  3.13 and 3.15,  an amount equal to that remaining  portion of any such payment as to interest (but not in excess of the Subservicing  Fee, if not previously  retained) which, when deducted,  will result in the remaining amount of such interest being interest at a rate per annum equal to the Net Mortgage  Rate on the amount  specified in the  amortization  schedule of the related  Mortgage Loan as the principal  balance thereof at the beginning of the period  respecting  which such interest was paid after giving effect to any previous Curtailments;

                  (iv)     to pay to itself as servicing  compensation  any  interest or  investment  income  earned on funds and other property deposited in or credited to the Custodial Account that it is entitled to withdraw pursuant to Section 3.07(c);

                  (v)      to pay to itself as additional servicing compensation any Foreclosure Profits;

                  (vi)     to pay to itself, a Subservicer,  Residential  Funding,  the Company or any other appropriate Person, as the case may be, with respect to each Mortgage Loan or property  acquired in respect  thereof that has been purchased or otherwise transferred  pursuant to Sections 2.02,  2.03, 4.07 or 9.01, all amounts  received  thereon and not required to be distributed to Certificateholders as of the date on which the related principal balance or Purchase Price is determined;

                  (vii)    to reimburse  itself or the Company for expenses  incurred by and reimbursable to it or the Company pursuant
         to  Sections  3.13(c),  6.03,  10.01  or  otherwise,  or  in  connection  with  enforcing  any  repurchase,   substitution  or
         indemnification  obligation  of any Seller  (other than the Company or an Affiliate  of the  Company)  pursuant to the related
         Seller's Agreement;

                  (viii)   to reimburse  itself for amounts  expended by it (a)  pursuant to Section  3.13 in good faith in  connection with the  restoration of property  damaged by an Uninsured  Cause,  and (b) in connection  with the  liquidation of a Mortgage
         Loan or disposition of an REO Property to the extent not otherwise reimbursed pursuant to clause (ii) or (vii) above; and

                  (ix)     to withdraw any amount  deposited  in the  Custodial  Account that was not required to be deposited  therein pursuant to Section  3.07,  including  any payoff fees or  penalties  or any other  additional  amounts  payable to the Master
         Servicer or Subservicer pursuant to the terms of the Mortgage Note.

         (b)      Since,  in  connection  with  withdrawals  pursuant  to clauses  (ii),  (iii),  (v) and (vi),  the Master  Servicer's
entitlement  thereto is limited to collections  or other  recoveries on the related  Mortgage Loan, the Master  Servicer shall keep and maintain  separate  accounting,  on a Mortgage  Loan by Mortgage  Loan basis,  for the purpose of justifying  any  withdrawal  from the
Custodial  Account  pursuant to such clauses.  Notwithstanding  any other  provision of this  Agreement,  the Master  Servicer shall be entitled to reimburse  itself for any previously  unreimbursed  expenses  incurred  pursuant to Section 3.10 or otherwise  reimbursable pursuant to the terms of this  Agreement that the Master  Servicer  determines to be otherwise  nonrecoverable  (except with respect to any  Mortgage  Loan as to which the Purchase  Price has been paid),  by  withdrawal  from the  Custodial  Account of amounts on deposit therein  attributable  to the  Mortgage  Loans  on any  Business  Day  prior  to the  Distribution  Date  succeeding  the  date of such determination.

         Section 3.11      Maintenance of Fire Insurance and Omissions and Fidelity Coverage.

         (a)      The Master  Servicer shall cause to be maintained for each Mortgage Loan fire insurance with extended  coverage in an amount which is equal to the lesser of the combined  principal  balance  owing on such  Mortgage  Loan and any mortgage  loan senior to such Mortgage Loan from time to time or 100 percent of the insurable value of the improvements;  provided,  however, that such coverage may not be less than the minimum  amount  required  to fully  compensate  for any loss or damage on a  replacement  cost basis.  To the extent it may do so without breaching the related Subservicing  Agreement,  the Master Servicer shall replace any Subservicer that does not cause such  insurance,  to the extent it is available,  to be maintained.  The Master Servicer shall also cause to be maintained on property acquired upon foreclosure,  or deed in lieu of foreclosure,  of any Mortgage Loan, fire insurance with extended coverage in an amount which is at least equal to the amount  necessary to avoid the application of any  co-insurance  clause  contained in the related hazard  insurance  policy.  Pursuant to Section 3.07, any amounts  collected by the Master Servicer under any such policies (other than amounts to be applied to the restoration or repair of the related  Mortgaged  Property or property thus acquired or amounts released to the Mortgagor in accordance  with the Master  Servicer's  normal  servicing  procedures)  shall be deposited in the Custodial  Account, subject to withdrawal  pursuant to Section 3.10.  Any cost incurred by the Master  Servicer in  maintaining  any such  insurance  shall not,  for the purpose of  calculating  monthly  distributions  to  Certificateholders,  be added to the amount owing under the Mortgage
Loan,  notwithstanding  that the terms of the Mortgage Loan so permit.  Such costs shall be recoverable  by the Master  Servicer out of related late  payments by the  Mortgagor  or out of Insurance  Proceeds  and  Liquidation  Proceeds to the extent  permitted by Section
3.10. It is understood  and agreed that no  earthquake or other  additional  insurance is to be required of any Mortgagor or maintained on property  acquired in respect of a Mortgage Loan other than pursuant to such  applicable  laws and  regulations as shall at any time be in force and as shall  require such  additional  insurance.  Whenever the  improvements  securing a Mortgage Loan are located at the time of origination of such Mortgage Loan in a federally  designated  special flood hazard area, the Master  Servicer shall cause flood insurance  (to the extent  available)  to be maintained in respect  thereof.  Such flood  insurance  shall be in an amount equal to the lesser of (i) the amount required to compensate for any loss or damage to the Mortgaged  Property on a replacement  cost basis and (ii)
the maximum  amount of such  insurance  available  for the related  Mortgaged  Property  under the  national  flood  insurance  program
(assuming that the area in which such Mortgaged Property is located is participating in such program).

         In the event that the Master  Servicer  shall obtain and  maintain a blanket  fire  insurance  policy with  extended  coverage insuring  against hazard losses on all of the Mortgage Loans, it shall  conclusively be deemed to have satisfied its obligations as set forth in the first sentence of this Section 3.11(a),  it being understood and agreed that such policy may contain a deductible  clause, in which case the Master Servicer shall,  in the event that there shall not have been  maintained on the related  Mortgaged  Property a policy  complying  with the first  sentence of this  Section  3.11(a) and there shall have been a loss which would have been covered by such policy,  deposit in the Certificate  Account the amount not otherwise  payable under the blanket policy because of such deductible clause.  Any  such  deposit  by the  Master  Servicer  shall  be made on the  Certificate  Account  Deposit  Date  next  preceding  the
Distribution  Date which occurs in the month  following the month in which  payments under any such policy would have been deposited in the Custodial  Account.  In connection with its activities as  administrator  and servicer of the Mortgage  Loans,  the Master Servicer agrees to present, on behalf of itself, the Trustee and Certificateholders, claims under any such blanket policy.

         (b)      The Master  Servicer  shall obtain and maintain at its own expense and keep in full force and effect  throughout  the term of this Agreement a blanket  fidelity bond and an errors and omissions  insurance policy covering the Master  Servicer's  officers and employees and other persons acting on behalf of the Master  Servicer in connection with its activities  under this  Agreement.  The amount of coverage  shall be at least equal to the coverage that would be required by Fannie Mae or Freddie Mac,  whichever is greater, with respect to the Master  Servicer if the Master  Servicer were  servicing  and  administering  the Mortgage  Loans for Fannie Mae or
Freddie  Mac.  In the event  that any such bond or policy  ceases to be in  effect,  the  Master  Servicer  shall  obtain a  comparable replacement bond or policy from an issuer or insurer,  as the case may be, meeting the  requirements,  if any, of the Program Guide and acceptable  to the Company.  Coverage of the Master  Servicer  under a policy or bond  obtained by an Affiliate of the Master  Servicer and providing the coverage required by this Section 3.11(b) shall satisfy the requirements of this Section 3.11(b).

         Section 3.12      Enforcement of Due-on-Sale Clauses; Assumption and Modification Agreements; Certain Assignments.

         (a)      When any Mortgaged  Property is conveyed by the Mortgagor,  the Master Servicer or Subservicer,  to the extent it has knowledge  of such  conveyance,  shall  enforce any  due-on-sale  clause  contained in any  Mortgage  Note or  Mortgage,  to the extent permitted under  applicable law and  governmental  regulations,  but only to the extent that such enforcement will not adversely affect or  jeopardize  coverage  under any Required  Insurance  Policy or otherwise  adversely  affect the  interests of the Credit  Enhancer.
Notwithstanding the foregoing:

                  (i)      the  Master  Servicer  shall not be deemed to be in  default  under  this  Section  3.12(a) by reason of any transfer or assumption which the Master Servicer is restricted by law from preventing; and

                  (ii)     if the Master  Servicer  determines  that it is reasonably  likely that any Mortgagor will bring,  or if any
         Mortgagor does bring,  legal action to declare invalid or otherwise  avoid  enforcement of a due-on-sale  clause  contained in any Mortgage  Note or Mortgage,  the Master  Servicer  shall not be required to enforce the  due-on-sale  clause or to contest such action.

         (b)      Subject to the Master  Servicer's duty to enforce any due-on-sale  clause to the extent set forth in Section 3.12(a), in any case in which a  Mortgaged  Property  is to be  conveyed  to a Person  by a  Mortgagor,  and  such  Person  is to enter  into an assumption or  modification  agreement or supplement to the Mortgage Note or Mortgage which  requires the signature of the Trustee,  or if an instrument of release  signed by the Trustee is required  releasing the Mortgagor from liability on the Mortgage Loan, the Master
Servicer is authorized,  subject to the requirements of the sentence next following,  to execute and deliver, on behalf of the Trustee, the  assumption  agreement  with the Person to whom the  Mortgaged  Property  is to be  conveyed  and such  modification  agreement  or supplement  to the  Mortgage  Note or  Mortgage or other  instruments  as are  reasonable  or  necessary  to carry out the terms of the
Mortgage  Note or Mortgage or otherwise to comply with any  applicable  laws  regarding  assumptions  or the transfer of the  Mortgaged
Property to such Person;  provided,  however,  none of such terms and requirements  shall both constitute a "significant  modification"
effecting  an exchange or  reissuance  of such  Mortgage  Loan under the Code (or final,  temporary  or proposed  Treasury  regulations promulgated  thereunder)  and cause any of REMIC I or REMIC II to fail to qualify as REMICs under the Code or the imposition of any tax on  "prohibited  transactions"  or (ii)  constitute  "contributions"  after the start-up  date under the REMIC  Provisions.  The Master
Servicer  shall execute and deliver such documents only if it reasonably  determines  that (i) its execution and delivery  thereof will not  conflict  with or violate  any terms of this  Agreement  or cause the unpaid  balance  and  interest  on the  Mortgage  Loan to be uncollectible  in whole or in part,  (ii) any required  consents of insurers under any Required  Insurance  Policies have been obtained and (iii)  subsequent to the closing of the transaction  involving the assumption or transfer (A) such  transaction  will not adversely affect the coverage under any Required Insurance  Policies,  (B) the Mortgage Loan will fully amortize over the remaining term thereof,
(C) no material term of the Mortgage Loan  (including  the interest rate on the Mortgage Loan) will be altered nor will the term of the
Mortgage Loan be changed and (D) if the  seller/transferor  of the Mortgaged  Property is to be released from liability on the Mortgage
Loan,  such  release  will not  (based on the  Master  Servicer's  or  Subservicer's  good faith  determination)  adversely  affect the collectability  of the  Mortgage  Loan.  Upon receipt of  appropriate  instructions  from the Master  Servicer in  accordance  with the foregoing,  the Trustee shall execute any necessary  instruments prepared by the Master Servicer for such assumption or substitution of liability as directed in writing by the Master  Servicer.  Upon the closing of the  transactions  contemplated by such  documents,  the
Master  Servicer  shall cause the  originals  or true and correct  copies of the  assumption  agreement,  the release (if any),  or the modification  or supplement  to the Mortgage  Note or Mortgage to be delivered to the Trustee or the  Custodian and deposited  with the
Mortgage  File for such  Mortgage  Loan.  Any fee  collected by the Master  Servicer or such related  Subservicer  for entering into an assumption or substitution of liability  agreement will be retained by the Master Servicer or such Subservicer as additional  servicing compensation.

         (c)      The Master  Servicer or the related  Subservicer,  as the case may be,  shall be entitled to approve a request from a
Mortgagor for a partial  release of the related  Mortgaged  Property,  the granting of an easement  thereon in favor of another Person, any  alteration or demolition of the related  Mortgaged  Property or other similar  matters if it has  determined,  exercising its good faith business  judgment in the same manner as it would if it were the owner of the related  Mortgage Loan,  that the security for, and the timely and full  collectability  of, such Mortgage Loan would not be adversely  affected thereby and that each of REMIC I and REMIC
II would not fail to continue to qualify as a REMIC under the Code as a result  thereof and (subject to Section  10.01(f))  that no tax on  "prohibited  transactions"  or  "contributions"  after the  startup  day would be imposed on any of REMIC I or REMIC II as a result thereof.  A partial  release  pursuant to this  Section  3.12 shall be  permitted  only if the  Combined  Loan-to-Value  Ratio for such
Mortgage  Loan after such partial  release does not exceed the Combined  Loan-to-Value  Ratio for such  Mortgage Loan as of the Cut-off
Date.  Any fee  collected  by the Master  Servicer or the related  Subservicer  for  processing  such a request will be retained by the
Master Servicer or such Subservicer as additional servicing compensation.

         (d)      Subject to any other  applicable  terms and conditions of this  Agreement,  the Trustee and Master  Servicer shall be entitled to approve an  assignment  in lieu of  satisfaction  with respect to any Mortgage  Loan,  provided the obligee with respect to such Mortgage Loan  following  such  proposed  assignment  provides the Trustee and Master  Servicer with a "Lender  Certification  for
Assignment of Mortgage  Loan" in the form attached  hereto as Exhibit L, in form and substance  satisfactory  to the Trustee and Master
Servicer,  providing the following:  (i) that the Mortgage Loan is secured by Mortgaged  Property located in a jurisdiction in which an assignment in lieu of  satisfaction  is required to preserve lien  priority,  minimize or avoid mortgage  recording  taxes or otherwise comply with, or facilitate a refinancing  under,  the laws of such  jurisdiction;  (ii) that the substance of the assignment is, and is intended to be, a refinancing  of such Mortgage Loan and that the form of the  transaction  is solely to comply with, or facilitate the transaction  under,  such local laws;  (iii) that the Mortgage Loan following the proposed  assignment  will have a rate of interest at least 0.25 percent  below or above the rate of interest on such Mortgage  Loan prior to such  proposed  assignment;  and (iv) that such assignment is at the request of the borrower under the related  Mortgage Loan.  Upon approval of an assignment in lieu of  satisfaction with respect to any Mortgage Loan, the Master  Servicer  shall receive cash in an amount equal to the unpaid  principal  balance of and accrued  interest on such Mortgage Loan and the Master Servicer shall treat such amount as a Principal  Prepayment in Full with respect to such Mortgage Loan for all purposes hereof.

         Section 3.13      Realization Upon Defaulted Mortgage Loans.

         (a)      In the event of default on any of the Mortgage Loans,  the Master Servicer shall decide whether to (i) foreclose upon the Mortgaged  Properties  securing such Mortgage  Loans (which may include an REO  Acquisition),  (ii) write off the unpaid  principal balance of the  Mortgage  Loans as bad debt,  (iii) take a deed in lieu of  foreclosure,  (iv) accept a short  sale,  (v) arrange for a repayment  plan,  (vi) agree to a modification  in accordance with this Agreement or (vii) take an unsecured note, in each case subject to the rights of any related first  lienholder.  In connection  with such  foreclosure or other  conversion,  the Master Servicer shall follow such  practices  (including,  in the case of any default on a related  senior  mortgage  loan, the advancing of funds to correct such default if deemed to be  appropriate by the Master  Servicer) and procedures as it shall deem necessary or advisable,  as shall be normal and usual in its general  mortgage  servicing  activities and as shall be required or permitted by the Program  Guide;  provided that the Master  Servicer  shall not be liable in any respect  hereunder if the Master  Servicer is acting in connection  with any such foreclosure or other  conversion or action in a manner that is consistent with the provisions of this Agreement.  The Master  Servicer, however,  shall not be required to expend its own funds or incur other  reimbursable  charges in connection  with any  foreclosure,  or attempted  foreclosure  which is not completed,  or towards the correction of any default on a related senior  mortgage loan or towards the restoration of any property unless it shall determine (i) that such  restoration  and/or  foreclosure will increase the proceeds of liquidation of the Mortgage Loan to Holders of Certificates of one or more Classes after  reimbursement  to itself for such expenses or charges and (ii) that such expenses and charges will be recoverable to it through  Liquidation  Proceeds,  Insurance  Proceeds,  or REO
Proceeds  (respecting  which it shall have priority for purposes of withdrawals  from the Custodial  Account  pursuant to Section 3.10, whether or not such  expenses and charges are  actually  recoverable  from  related  Liquidation  Proceeds,  Insurance  Proceeds or REO
Proceeds).  In the event of such a determination  by the Master Servicer  pursuant to this Section  3.13(a),  the Master Servicer shall be entitled to  reimbursement  of its funds so expended  pursuant to Section  3.10.  In  addition,  the Master  Servicer may pursue any remedies that may be available in connection with a breach of a  representation  and warranty with respect to any such Mortgage Loan in accordance  with  Sections  2.03.  However,  the Master  Servicer is not  required to continue to pursue both  foreclosure  (or similar remedies) with respect to the Mortgage Loans and remedies in connection  with a breach of a  representation  and warranty if the Master
Servicer  determines  in its  reasonable  discretion  that one such  remedy is more  likely to result in a greater  recovery  as to the
Mortgage Loan.  Upon the occurrence of a Cash  Liquidation or REO  Disposition,  following the deposit in the Custodial  Account of all
Insurance  Proceeds,  Liquidation  Proceeds and other payments and recoveries  referred to in the definition of "Cash  Liquidation"  or
"REO  Disposition," as applicable,  upon receipt by the Trustee of written  notification of such deposit signed by a Servicing Officer, the Trustee or the  Custodian,  as the case may be, shall  release to the Master  Servicer the related  Custodial  File and the Trustee shall execute and deliver such instruments of transfer or assignment  prepared by the Master Servicer,  in each case without  recourse, representation  or warranty as shall be  necessary  to vest in the Master  Servicer  or its  designee,  as the case may be, the related
Mortgage  Loan,  and  thereafter  such  Mortgage Loan shall not be part of the Trust Fund.  Notwithstanding  the foregoing or any other provision of this Agreement,  in the Master  Servicer's sole discretion with respect to any defaulted  Mortgage Loan or REO Property as to either of the following  provisions,  (i) a Cash Liquidation or REO Disposition may be deemed to have occurred if substantially  all amounts  expected by the Master  Servicer to be received in connection  with the related  defaulted  Mortgage Loan or REO Property have been received;  provided,  however, a Cash Liquidation or REO Disposition shall be deemed to have occurred with respect to any Mortgage
Loan that is 180 days or more delinquent as of the end of the related  Collection  Period;  provided further,  however,  any subsequent collections  with respect to any such Mortgage Loan shall be deposited to the Custodial  Account,  and (ii) for purposes of determining the amount of any Liquidation  Proceeds,  Insurance  Proceeds,  REO Proceeds or any other unscheduled  collections or the amount of any
Realized  Loss,  the Master  Servicer may take into  account  minimal  amounts of  additional  receipts  expected to be received or any estimated  additional  liquidation  expenses  expected to be incurred in  connection  with the related  defaulted  Mortgage Loan or REO
Property.

         (b)      In the event that title to any Mortgaged  Property is acquired by the Trust Fund as an REO Property by foreclosure or by deed in lieu of  foreclosure,  the deed or  certificate  of sale  shall be  issued to the  Trustee  or to its  nominee  on behalf of
Certificateholders.  Notwithstanding  any such  acquisition of title and  cancellation of the related  Mortgage Loan, such REO Property shall (except as otherwise  expressly  provided  herein) be considered to be an Outstanding  Mortgage Loan held in the Trust Fund until such time as the REO Property  shall be sold.  Consistent  with the  foregoing  for purposes of all  calculations  hereunder so long as such REO  Property  shall  be  considered  to be an  Outstanding  Mortgage  Loan it shall be  assumed  that,  notwithstanding  that the indebtedness  evidenced by the related  Mortgage  Note shall have been  discharged,  such  Mortgage  Note and the related  amortization schedule in effect at the time of any such  acquisition  of title  (after  giving  effect to any previous  Curtailments  and before any adjustment  thereto by reason of any  bankruptcy or similar  proceeding or any  moratorium or similar waiver or grace period) remain in effect.

         (c)      In the event that the Trust Fund acquires any REO Property as aforesaid or otherwise in connection  with a default or imminent  default on a Mortgage  Loan,  the Master  Servicer on behalf of the Trust Fund shall  dispose of such REO Property as soon as practicable,  giving due consideration to the interests of the  Certificateholders,  but in all cases within three full years after the taxable year of its  acquisition  by the Trust Fund for purposes of Section  860G(a)(8)  of the Code (or such shorter  period as may be necessary under  applicable  state  (including any state in which such property is located) law to maintain the status of each of REMIC
I and REMIC II as a REMIC under applicable  state law and avoid taxes resulting from such property  failing to be foreclosure  property under  applicable  state  law) or, at the  expense of the Trust  Fund,  request,  more than 60 days  before the day on which such grace period would otherwise  expire,  an extension of such grace period unless the Master Servicer (subject to Section 10.01(f)) obtains for the Trustee and the Credit Enhancer an Opinion of Counsel,  addressed to the Trustee,  the Credit Enhancer and the Master Servicer,  to
the effect that the holding by the Trust Fund of such REO  Property  subsequent  to such  period will not result in the  imposition  of taxes on  "prohibited  transactions"  as defined in Section 860F of the Code or cause REMIC I or REMIC II to fail to qualify as a REMIC
(for federal (or any applicable State or local) income tax purposes) at any time that any  Certificates are outstanding,  in which case the Trust Fund may  continue to hold such REO Property  (subject to any  conditions  contained in such Opinion of Counsel).  The Master
Servicer  shall be entitled to be reimbursed  from the Custodial  Account for any costs  incurred in obtaining such Opinion of Counsel, as provided in Section 3.10.  Notwithstanding  any other provision of this Agreement,  no REO Property acquired by the Trust Fund shall be rented (or  allowed to continue  to be rented) or  otherwise  used by or on behalf of the Trust Fund in such a manner or pursuant to any terms  that  would (i) cause  such REO  Property  to fail to  qualify  as  "foreclosure  property"  within  the  meaning of Section
860G(a)(8)  of the Code or (ii) subject  REMIC I or REMIC II to the  imposition  of any federal  income taxes on the income earned from such REO  Property,  including  any taxes imposed by reason of Section  860G(c) of the Code,  unless the Master  Servicer has agreed to indemnify and hold harmless the Trust Fund with respect to the imposition of any such taxes.

         (d)      Liquidation  Proceeds with respect to a Liquidated  Mortgage Loan will be applied in the following order of priority:
first,  to reimburse  the Master  Servicer or the related  Subservicer  in  accordance  with Section  3.10(a)(ii)  for any  Liquidation
Expenses;  second,  to the related  Subservicer,  all unpaid  Subservicing  Fees  through the date of receipt of the final  Liquidation
Proceeds;  third, to the  Certificateholders  as a recovery of principal on the Mortgage Loan (or REO Property),  up to an amount equal to the Principal  Balance of the related Mortgage Loan immediately prior to the date it became a Liquidated  Mortgage Loan;  fourth, to the  Certificateholders  to the extent of accrued and unpaid  interest on the Mortgage  Loans at the Net Mortgage Rate through the date of receipt of the final Liquidation Proceeds; and fifth, to Foreclosure Profits.

         Proceeds  and other  recoveries  from a  Mortgage  Loan  after it becomes a  Liquidated  Mortgage  Loan will be applied in the following  order of  priority:  first,  to  reimburse  the Master  Servicer or the  related  Subservicer  in  accordance  with  Section
3.10(a)(ii) for any expenses previously  unreimbursed from Liquidation Proceeds or otherwise;  second, to the related Subservicer,  all unpaid  Subservicing  Fees  payable  thereto  through the date of receipt of the  proceeds  previously  unreimbursed  from  Liquidation
Proceeds or otherwise;  third, to the  Certificateholders  to the extent of accrued and unpaid interest on the Mortgage Loans, up to an amount  equal to the sum of (a) the  Principal  Balance  of the  related  Mortgage  Loan  immediately  prior  to the  date it  became a
Liquidated  Mortgage Loan, less any Net Liquidation  Proceeds  previously  received with respect to such Mortgage Loan and applied as a recovery of principal,  and (b) accrued and unpaid  interest on the related  Mortgage Loan at the Net Mortgage Rate through the date of receipt of the proceeds; and fourth, to Foreclosure Profits.

         (e)      In the event of a default  on a  Mortgage  Loan one or more of whose  obligors  is a  Non-United  States  Person,  in connection with any foreclosure or acquisition of a deed in lieu of foreclosure  (together,  "foreclosure") in respect of such Mortgage
Loan, the Master Servicer will cause compliance with the provisions of Treasury  Regulation  Section  1.1445-2(d)(3)  (or any successor thereto)  necessary to assure that no withholding tax obligation arises with respect to the proceeds of such foreclosure  except to the extent, if any, that proceeds of such foreclosure are required to be remitted to the obligors on such Mortgage Loan.

         Section 3.14      Trustee to Cooperate; Release of Custodial Files.

         (a)      Upon  becoming  aware of the payment in full of any Mortgage  Loan,  or upon the receipt by the Master  Servicer of a notification  that payment in full will be escrowed in a manner  customary for such purposes,  or that  substantially  all  Liquidation
Proceeds which have been determined by the Master Servicer in its reasonable  judgment to be finally  recoverable  have been recovered, the Master Servicer will  immediately  notify the Trustee (if it holds the related  Custodial File) or the Custodian by a certification of a Servicing  Officer  (which  certification  shall include a statement to the effect that all amounts  received or to be received in connection with such payment or Liquidation  Proceeds which are required to be deposited in the Custodial  Account  pursuant to Section
3.07 have been or will be so deposited),  substantially in the form attached hereto as Exhibit E, or, in the case of the Custodian,  an electronic  request in a form  acceptable  to the  Custodian,  requesting  delivery to it of the Custodial  File.  Upon receipt of such certification  and request,  the Trustee shall promptly release,  or cause the Custodian to release,  the related Custodial File to the
Master  Servicer.  The Master  Servicer is authorized to execute and deliver to the  Mortgagor  the request for  reconveyance,  deed of reconveyance or release or satisfaction of mortgage or such instrument  releasing the lien of the Mortgage,  together with the Mortgage
Note with,  as  appropriate,  written  evidence of  cancellation  thereon and to cause the removal from the  registration  on the MERS(R)
System of such Mortgage and to execute and deliver,  on behalf of the Trustee and the  Certificateholders  or any of them,  any and all instruments of  satisfaction or cancellation  or of partial or full release,  including any applicable UCC termination  statements.  No expenses  incurred in connection  with any  instrument of  satisfaction  or deed of  reconveyance  shall be chargeable to the Custodial
Account or the Certificate Account.

         (b)      From time to time as is appropriate  for the servicing or foreclosure of any Mortgage Loan, the Master Servicer shall deliver to the  Custodian,  with a copy to the Trustee,  a certificate  of a Servicing  Officer  substantially  in the form attached as
Exhibit E hereto,  or, in the case of the  Custodian,  an electronic  request in a form  acceptable to the Custodian,  requesting  that possession of all, or any document  constituting  part of, the Custodial  File be released to the Master  Servicer and certifying as to the reason for such release and that such release will not invalidate any insurance  coverage  provided in respect of the Mortgage Loan under any Required  Insurance  Policy.  Upon receipt of the foregoing,  the Trustee shall  deliver,  or cause the Custodian to deliver, the  Custodial  File or any  document  therein to the Master  Servicer.  The Master  Servicer  shall cause each  Custodial  File or any document  therein so released to be returned to the Trustee,  or the  Custodian as agent for the Trustee when the need  therefor by the
Master  Servicer no longer  exists,  unless (i) the Mortgage Loan has been  liquidated  and the  Liquidation  Proceeds  relating to the
Mortgage Loan have been deposited in the Custodial  Account or (ii) the Custodial File or such document has been delivered  directly or through a Subservicer to an attorney,  or to a public  trustee or other public  official as required by law, for purposes of initiating or pursuing legal action or other proceedings for the foreclosure of the Mortgaged  Property either judicially or  non-judicially,  and the Master Servicer has delivered  directly or through a Subservicer to the Trustee a certificate of a Servicing Officer  certifying as to the name and address of the Person to which such  Custodial  File or such document was delivered and the purpose or purposes of such delivery.  In the event of the  liquidation of a Mortgage Loan, the Trustee shall deliver the Request for Release with respect  thereto to the Master Servicer upon the Trustee's  receipt of notification  from the Master Servicer of the deposit of the related  Liquidation
Proceeds in the Custodial Account.

         (c)      The Trustee or the Master  Servicer on the  Trustee's  behalf shall  execute and deliver to the Master  Servicer,  if necessary,  any court  pleadings,  requests for trustee's  sale or other  documents  necessary to the  foreclosure or trustee's sale in respect of a Mortgaged  Property or to any legal action  brought to obtain  judgment  against any  Mortgagor  on the  Mortgage  Note or
Mortgage or to obtain a deficiency  judgment,  or to enforce any other remedies or rights  provided by the Mortgage Note or Mortgage or otherwise  available at law or in equity.  Together with such  documents or pleadings (if signed by the Trustee),  the Master  Servicer shall  deliver to the Trustee a  certificate  of a Servicing  Officer  requesting  that such  pleadings or documents be executed by the
Trustee and  certifying as to the reason such  documents or pleadings  are required and that the execution and delivery  thereof by the
Trustee will not invalidate any insurance  coverage under any Required  Insurance  Policy or invalidate or otherwise affect the lien of the Mortgage, except for the termination of such a lien upon completion of the foreclosure or trustee's sale.

         Section 3.15      Servicing and Other Compensation.

         (a)      The Master Servicer, as compensation for its activities hereunder,  shall be entitled to receive on each Distribution
Date the amounts provided for by clauses (iii), (iv), (v) and (vi) of Section 3.10(a).  The amount of servicing  compensation  provided for in such clauses shall be accounted for on a Mortgage  Loan-by-Mortgage  Loan basis.  Subject to Section 3.13(d),  in the event that
Liquidation  Proceeds,  Insurance Proceeds and REO Proceeds (net of amounts reimbursable  therefrom pursuant to Section 3.10(a)(ii)) in respect of a Cash  Liquidation  or REO  Disposition  exceed the unpaid  principal  balance of such Mortgage  Loan plus unpaid  interest accrued  thereon  (including  REO Imputed  Interest) at a per annum rate equal to the related Net Mortgage  Rate,  the Master  Servicer shall be  entitled  to  retain  therefrom  and to pay to itself  and/or  the  related  Subservicer,  any  Foreclosure  Profits  and any
Subservicing Fee considered to be accrued but unpaid.

         (b)      Additional servicing compensation in the form of late payment charges,  assumption fees, investment income on amounts in the Custodial  Account or the  Certificate  Account or otherwise  shall be retained by the Master Servicer or the Subservicer to the extent provided herein.

         (c)      The Master  Servicer  shall be required to pay, or cause to be paid, all expenses  incurred by it in connection  with its servicing  activities  hereunder and shall not be entitled to  reimbursement  therefor except as specifically  provided in Sections
3.10 and 3.13.

         (d)      The Master  Servicer's right to receive  servicing  compensation may not be transferred in whole or in part except in connection with the transfer of all of its responsibilities and obligations of the Master Servicer under this Agreement.

         Section 3.16      Reports to the Trustee and the Company.

         Not later than fifteen  days after each  Distribution  Date,  the Master  Servicer  shall  forward to the Trustee,  the Credit
Enhancer and the Company a statement,  certified by a Servicing  Officer,  setting forth the status of the Custodial  Account as of the close of  business  on such  Distribution  Date as it  relates  to the  Mortgage  Loans and  showing,  for the  period  covered by such statement,  the aggregate of deposits in or withdrawals  from the Custodial  Account in respect of the Mortgage Loans for each category of deposit specified in Section 3.07 and each category of withdrawal specified in Section 3.10.

         Section 3.17      Annual Statement as to Compliance and Servicing Assessment.

         The Master  Servicer shall deliver to the Company,  the Credit  Enhancer and the Trustee on or before the earlier of (a) March
31 of each year or (b) with  respect to any  calendar  year during  which the  Company's  annual  report on Form 10-K is required to be filed in  accordance  with the Exchange Act and the rules and  regulations  of the  Commission,  the date on which the annual report on
Form 10-K is required to be filed in  accordance  with the Exchange Act and the rules and  regulations  of the  Commission,  a servicer compliance  statement,  signed by an authorized  officer of the Master  Servicer,  as described in Item 1123 of  Regulation  AB, to the effect that:

          (i)     A review of the Master Servicer's  activities during the reporting period and of its performance under this Agreement has been made under such officer's supervision.

         (ii)     To the best of such  officer's  knowledge,  based on such  review,  the  Master  Servicer  has  fulfilled  all of its obligations  under this Agreement in all material  respects  throughout the reporting period or, if there has been a failure to fulfill any such obligation in any material respect, specifying each such failure known to such officer and the nature and status thereof.

         The  Master  Servicer  shall use  commercially  reasonable  efforts  to obtain  from all other  parties  participating  in the servicing function any additional  certifications  required under Item 1123 of Regulation AB to the extent required to be included in a
Report on Form 10-K;  provided,  however,  that a failure to obtain such certifications  shall not be a breach of the Master Servicer's duties hereunder if any such party fails to deliver such a certification.

         Section 3.18      Annual Independent Public Accountants' Servicing Report.

         On or before the earlier of (a) March 31 of each year or (b) with  respect to any  calendar  year during  which the  Company's annual  report  on Form 10-K is  required  to be filed in  accordance  with the  Exchange  Act and the  rules  and  regulations  of the
Commission,  the date on which  the  annual  report is  required  to be filed in  accordance  with the  Exchange  Act and the rules and regulations of the Commission,  the Master Servicer at its expense shall cause a firm of independent  public  accountants,  which shall be members of the American Institute of Certified Public Accountants,  to furnish a report to the Company,  the Credit Enhancer and the
Trustee the attestation  required under Item 1122(b) of Regulation AB. In rendering such  statement,  such firm may rely, as to matters relating to the direct  servicing  of mortgage  loans by  Subservicers,  upon  comparable  statements  for  examinations  conducted  by independent  public  accountants  substantially in accordance with standards  established by the American Institute of Certified Public
Accountants (rendered within one year of such statement) with respect to such Subservicers.

         Section 3.19      Rights of the Company in Respect of the Master Servicer.

         The Master Servicer shall afford the Company and the Trustee,  upon reasonable notice,  during normal business hours access to all records  maintained by the Master Servicer in respect of its rights and obligations  hereunder and access to officers of the Master
Servicer  responsible  for such  obligations.  Upon  request,  the Master  Servicer  shall  furnish  the  Company  with its most recent financial  statements  and such other  information  as the Master  Servicer  possesses  regarding its business,  affairs,  property and condition,  financial or otherwise.  The Master Servicer shall also cooperate with all reasonable  requests for information  including, but not limited to, notices,  tapes and copies of files,  regarding  itself,  the Mortgage Loans or the Certificates from any Person or
Persons  identified by the Company or Residential  Funding.  The Credit Enhancer  hereby is so identified.  The Company may, but is not obligated to, enforce the obligations of the Master Servicer  hereunder and may, but is not obligated to, perform,  or cause a designee to perform,  any  defaulted  obligation  of the Master  Servicer  hereunder  or exercise the rights of the Master  Servicer  hereunder;
provided  that the Master  Servicer  shall not be relieved of any of its  obligations  hereunder by virtue of such  performance  by the
Company or its designee.  Neither the Company nor the Trustee shall have the  responsibility  or liability for any action or failure to act by the Master  Servicer and the Company is not obligated to supervise the  performance of the Master  Servicer under this Agreement or otherwise.

                                                              ARTICLE IV

                                                    PAYMENTS TO CERTIFICATEHOLDERS

         Section 4.01      Certificate Account.

         (a)      The Trustee  shall  establish  and  maintain a  Certificate  Account in which the Master  Servicer  shall cause to be deposited on behalf of the Trustee on or before 2:00 P.M. New York time on each  Certificate  Account  Deposit Date by wire transfer of immediately  available funds an amount equal to the sum of (i) any amount required to be deposited in the Certificate  Account pursuant to Section  3.11(a),  (ii) any amount required to be deposited in the Certificate  Account  pursuant to Section 4.07,  (iii) any amount required  to be paid  pursuant  to  Section  9.01,  (iv) all other  amounts  constituting  the  Available  Distribution  Amount for the immediately  succeeding  Distribution Date and (v) without duplication,  an amount equal to the Premium for the Policy payable for such
Distribution  Date,  and (vi) any payments or  collections  in the nature of prepayment  charges  received on the Mortgage Loans by the
Master Servicer in respect of the related  Collection  Period. In addition,  as and to the extent required pursuant to Section 4.10(b), the Trustee  shall  withdraw from the Insurance  Account any Insured  Amount then on deposit in the Insurance  Account and deposit such amount into the Certificate Account.

         (b)      On each Distribution Date, after making any distributions in respect of the Class A Interest  Distribution Amount and the Principal  Collection  Distribution Amount, the Trustee shall withdraw from the Certificate Account and pay to the Credit Enhancer, by wire transfer of immediately available funds to the Credit Enhancer,  the lesser of (a) the remaining Available  Distribution Amount and (b) the Premium for such Distribution Date.

         (c)      Upon written  request from the Master  Servicer,  the Trustee shall invest or cause the  institution  maintaining the
Certificate  Account to invest the funds in the Certificate Account in Permitted  Investments  designated by the Master Servicer in the name of the Trustee for the benefit of the Certificateholders  and the Credit Enhancer,  which shall mature not later than the Business
Day next preceding the Distribution  Date next following the date of such investment  (except that (i) if such Permitted  Investment is an obligation  of the  institution  that  maintains  such account or fund for which such  institution  serves as  custodian,  then such
Permitted  Investment may mature on such  Distribution  Date and (ii) any other investment may mature on such  Distribution Date if the
Trustee  advances  funds on such  Distribution  Date to the  Certificate  Account in the  amount  payable  on such  investment  on such
Distribution  Date,  pending receipt thereof to the extent necessary to make  distributions on the  Certificates) and shall not be sold or disposed of prior to maturity.  In the absence of written  direction  from the Master  Servicer,  funds in the  Certificate  Account shall remain  uninvested.  All income and gain realized from any such  investment  shall be for the benefit of the Master  Servicer and shall be subject to its  withdrawal or order from time to time.  The amount of any losses  incurred in respect of any such  investments shall be deposited in the  Certificate  Account by the Master Servicer out of its own funds  immediately as realized  without any right of reimbursement.

         (d)      The  Trustee  shall  give  notice to the  Master  Servicer  and the  Company  of any  change in the  location  of the
Certificate Account prior to the use thereof.

         Section 4.02      Distributions.

         (a)      On each  Distribution  Date, the Trustee (or the Paying Agent on behalf of the Trustee) shall allocate and distribute the Available  Distribution  Amount , if any, for such date to the interests  issued in respect of REMIC I and REMIC II as specified in this Section.

         (b)      (1)      On each Distribution Date, the following amounts,  in the following order of priority,  shall be distributed by REMIC I to REMIC II on account of the REMIC I Regular Interests:

                           (i)      to the Holders of REMIC I Regular  Interest  LT1,  REMIC I Regular  Interest  LT2,  REMIC I Regular
                  Interest LT3 and REMIC I Regular  Interest  LT4, pro rata,  in an amount  equal to (A) their  Uncertificated  Accrued
                  Interest  for such  Distribution  Date,  plus (B) any  amounts in respect  thereof  remaining  unpaid  from  previous
                  Distribution Dates; and

                           (ii)     on each Distribution Date, to the Holders of REMIC I Regular  Interests,  in an amount equal to the remainder of the Available  Distribution Amount after the distributions made pursuant to clause (i) above,  allocated as follows (except as provided below):

                                    (A)     to the  Holders  of the REMIC I Regular  Interest  LT2,  REMIC I Regular  Interest  LT3 and
                  REMIC I Regular Interest LT4, their respective Principal Distribution Amounts;

                                    (B)     to the Holders of the REMIC I Regular  Interest LT1 any remainder until the  Uncertificated
                  Principal Balance thereof is reduced to zero;

                                    (C)     any  remainder  to the  Holders  of the  REMIC I  Regular  Interest  LT2,  REMIC I  Regular
                  Interest  LT3 and REMIC I Regular  Interest  LT4 pro rata  according  to their  respective  Uncertificated  Principal
                  Balances as reduced by the  distributions  deemed made pursuant to (A) above,  until their respective  Uncertificated
                  Principal Balances are reduced to zero; and

                                    (D)     any remaining amounts to the Holders of the Class R-I Certificates.

                  (2)      Notwithstanding  the  distributions  described  in this  Section  4.02(b),  distribution  of funds  from the
Certificate Account shall be made only in accordance with Section 4.02(c).

         (c)      On each  Distribution  Date,  the Master  Servicer  on behalf of the  Trustee or the Paying  Agent  appointed  by the
Trustee,  shall  distribute to each  Certificateholder  of record on the next preceding  Record Date (other than as provided in Section
9.01 respecting the final  distribution)  either in immediately  available funds (by wire transfer or otherwise) to the account of such
Certificateholder  at a bank or other entity having appropriate  facilities  therefor,  if such  Certificateholder  has so notified the
Master Servicer or the Paying Agent, as the case may be, or, if such  Certificateholder  has not so notified the Master Servicer or the
Paying Agent by the Record Date, by check mailed to such  Certificateholder  at the address of such Holder appearing in the Certificate
Register such  Certificateholder's  share (which share with respect to each Class of  Certificates,  shall be based on the aggregate of the Percentage  Interests  represented by Certificates of the applicable  Class held by such Holder of the following  amounts),  in the following order of priority, in each case to the extent of the Available Distribution Amount:

                  (1)      to the Class A  Certificateholders,  Accrued Certificate  Interest payable on such Certificates with respect to such  Distribution  Date, plus any Accrued  Certificate  Interest  remaining unpaid from any prior  Distribution  Date (the
         "Class A Interest Distribution  Amount"),  with such amount allocated among the Class A Certificateholders on a pro rata basis in proportion to Accrued Certificate Interest owed pursuant to this clause (1) to each such Class;

                  (2)      from the amount, if any, of the Available  Distribution Amount remaining after the foregoing  distributions, the Class A Principal  Distribution  Amount,  which shall be distributed:  first, to the Class A-6 Certificates,  in an amount equal to the Class A-6 Lockout  Distribution  Amount for that  Distribution  Date, until the Certificate  Principal Balance of the Class A-6 Certificates has been reduced to zero;  second, to the Class A-1V Certificates and Class A-1F  Certificates,  on
         a pro rata basis in  accordance  with  their  respective  Certificate  Principal  Balances,  until the  Certificate  Principal
         Balances thereof have been reduced to zero; third, to Class A-2  Certificateholders,  until the Certificate  Principal Balance of the Class A-2 Certificates has been reduced to zero;  fourth,  to the Class A-3  Certificateholders,  until the Certificate
         Principal  Balance of the Class A-3 Certificates has been reduced to zero; fifth, to the Class A-4  Certificateholders,  until the  Certificate  Principal  Balance  of the  Class  A-4  Certificates  has been  reduced  to zero;  sixth,  to the  Class A-5
         Certificateholders,  until the  Certificate  Principal  Balance of the Class A-5  Certificates  has been reduced to zero;  and seventh, to the Class A-6  Certificateholders,  until the Certificate Principal Balance of the Class A-6 Certificates has been reduced to zero;

                  (3)      to the Class A  Certificateholders  and the  Credit  Enhancer  from the  amount,  if any,  of the  Available
         Distribution  Amount remaining after the foregoing  distributions,  the amounts set forth in Section 4.02(g) to the extent not distributed pursuant to the preceding paragraphs of this subsection 4.02(c);

                  (4)      to the Class SB Certificates,  from the amount, if any, of the Available Distribution Amount remaining after the foregoing  distributions,  Accrued Certificate Interest thereon and the amount by which the  Overcollateralization  Amount
         exceeds  the  Required   Overcollateralization   Amount  for  such  Distribution   Date,  amounts  payable  to  the  Class  SB
         Certificateholders  pursuant to this clause (4) being deemed paid: first, in respect of the REMIC II Regular Interest SB-IO in respect of Accrued  Certificate  Interest  thereon  for the  current  Distribution  Date;  second,  in respect of the REMIC II
         Regular  Interest SB-PO in reduction of the principal  balance  thereof until such  principal  balance is reduced to zero; and
         third, in respect of the REMIC II Regular Interest SB-IO in respect of unpaid Accrued  Certificate  Interest thereon for prior
         Distribution  Dates and in  addition  to the  foregoing  to the Class SB  Certificateholders,  the amount of any  payments  or collections  in the nature of  prepayment  charges  received on the  Mortgage  Loans by the Master  Servicer in respect of the related Collection Period; and

                  (6)      to the Class R-I Certificateholders, the balance, if any, of the Available Distribution Amount.

         (d)      In addition to the foregoing  distributions,  with respect to any Mortgage Loan that was  previously the subject of a
Cash  Liquidation  or an REO  Disposition  that resulted in a Realized  Loss, in the event that within three years of the date on which such Realized  Loss was  determined  to have  occurred the Master  Servicer  receives  amounts,  which the Master  Servicer  reasonably believes to represent  subsequent  recoveries (net of any related  liquidation  expenses),  or determines that it holds surplus amounts previously  reserved to cover estimated  expenses,  specifically  related to such Mortgage Loan, the Master  Servicer shall  distribute such amounts to the applicable  Certificateholders  of the Class or Classes to which such Realized Loss was allocated (with the amounts to be  distributed  allocated  among such Classes in the same  proportions as such Realized Loss was  allocated),  and within each such
Class to the  Certificateholders  of record as of the Record Date immediately preceding the date of such distribution (or if such Class of  Certificates  is no longer  outstanding,  to the  Certificateholders  of record at the time that such Realized Loss was allocated);
provided that no such  distribution  to any Class of  Certificates  of subsequent  recoveries  related to a Mortgage Loan shall exceed, either  individually  or in the  aggregate  and together  with any other  amounts paid in  reimbursements  therefor,  the amount of the related Realized Loss that was allocated to such Class of Certificates.

         (e)      Each distribution with respect to a Book-Entry  Certificate shall be paid to the Depository,  as Holder thereof,  and the Depository  shall be responsible for crediting the amount of such  distribution  to the accounts of its Depository  Participants in accordance with its normal  procedures.  Each  Depository  Participant  shall be responsible  for disbursing  such  distribution to the
Certificate  Owners  that  it  represents  and to  each  indirect  participating  brokerage  firm  (a  "brokerage  firm"  or  "indirect participating  firm") for which it acts as agent.  Each  brokerage firm shall be responsible  for disbursing  funds to the  Certificate
Owners that it represents.  None of the Trustee,  the Certificate  Registrar,  the Company,  the Credit Enhancer or the Master Servicer
shall have any responsibility therefor except as otherwise provided by this Agreement or applicable law.

         (f)      Except as otherwise  provided in Section 9.01, if the Master  Servicer  anticipates  that a final  distribution  with respect  to any Class of  Certificates  will be made on the next  Distribution  Date,  the  Master  Servicer  shall,  no later than the
Determination Date in the month of such final distribution,  notify the Trustee,  and the Trustee shall, no later than two (2) Business
Days after such  Determination  Date,  mail on such date to each Holder of such Class of  Certificates a notice to the effect that: (i)
the Trustee  anticipates that the final  distribution with respect to such Class of Certificates will be made on such Distribution Date but only upon  presentation  and surrender of such  Certificates at the office of the Trustee or as otherwise  specified  therein,  and
(ii) no  interest  shall  accrue  on such  Certificates  from  and  after  the end of the  prior  calendar  month.  In the  event  that
Certificateholders  required to surrender their Certificates  pursuant to Section 9.01(c) do not surrender their Certificates for final cancellation,  the Trustee shall cause funds  distributable  with respect to such  Certificates  to be withdrawn  from the  Certificate
Account and credited to a separate escrow account for the benefit of such Certificateholders as provided in Section 9.01(d).

         (g)      Excess Interest will be allocated on any Distribution  Date first, to pay the holders of the Class A Certificates the
Realized Loss Distribution Amount for such Distribution Date, as part of the Principal Collection  Distribution Amount,  second, to the
Credit Enhancer,  the amount of the Premium for the Policy and any previously unpaid premiums for the Policy,  with interest thereon as provided in the Insurance  Agreement,  third to the Credit  Enhancer,  to reimburse it for prior draws made on the Policy with interest thereon as provided in the Insurance  Agreement,  fourth,  to pay any  Overcollateralization  Increase Amount, as part of the Principal
Collection  Distribution  Amount,  fifth,  to the Credit  Enhancer,  any other  amounts  owed to the Credit  Enhancer  pursuant  to the
Insurance  Agreement,  sixth, to pay to the holders of the Class A Certificates  pro rata based on Accrued  Certificate  Interest,  the amount of any Prepayment Interest  Shortfalls  allocable thereto with respect to the Mortgage Loans on that Distribution Date, seventh, to pay to the holders of the Class A Certificates pro rata based on Accrued Certificate  Interest,  the amount of any unpaid Prepayment
Interest  Shortfalls  allocated thereto on prior Distribution Dates,  together with interest thereon at the related  Pass-Through Rate, eighth, to the holders of the Class A Certificates,  their respective  amounts of Net WAC Cap Shortfalls for such Distribution Date, if any, and  respective  amounts of Net WAC Cap  Shortfalls  for any previous  Distribution  Date and not  previously  paid,  if any, plus interest on any previously  unpaid amount from the date of the shortfall at the applicable  Pass-Through Rate (as adjusted from time to time),  on a pro rata basis in accordance  with their  respective  amounts of Net WAC Cap Shortfalls  remaining  unpaid,  ninth, to the holders of the Class A  Certificates,  any Relief Act  Shortfalls  with  respect to the  Mortgage  Loans  incurred  during the  related
Collection  Period,  on a pro rata basis in accordance with the amount of accrued interest payable on that Class for such  Distribution
Date, and tenth,  to pay to the holders of the Class SB  Certificates  any balance  remaining,  in accordance with the terms of Section
4.02(c)(4).  All payments of amounts in respect of Net WAC Cap  Shortfalls  made pursuant to this Section  4.02(g)  shall,  for federal income tax  purposes,  be deemed to have been  distributed  from REMIC II to the  holders  of the Class SB  Certificates  and then paid outside of any REMIC to the recipients  thereof pursuant to an interest rate cap contract.  By accepting their Certificates the Holders of the  Certificates  agree to treat such  payments in the manner  described  in the  preceding  sentence  for purposes of filing their income tax returns.

         Section 4.03      Statements to Certificateholders.

         (a)      Concurrently  with each  distribution  charged to the Certificate  Account and with respect to each Distribution Date the Master Servicer shall forward to the Trustee and the Trustee shall make available  electronically  on its website initially located at  www.etrustee.net  to each Holder,  the Credit  Enhancer and the Company a statement  setting forth the following  information as to each Class of Certificates to the extent applicable:

                  (i)      the applicable Record Date,  Determination  Date and Distribution Date, and the date on which the applicable
         Interest Accrual Period commenced;

                  (ii)     the aggregate amount of payments received with respect to the Mortgage Loans, including prepayment amounts;

                  (iii)    the Subservicing Fee payable to the Subservicers;

                  (iv)     the  amount of any other  fees or  expenses  paid,  and the  identity  of the party  receiving  such fees or expenses;

                  (v) (a) the amount of such  distribution  to the  Certificateholders  of such Class applied to reduce the Certificate
         Principal Balance thereof, and (b) the aggregate amount included therein representing Principal Prepayments;

                  (vi)     the amount of such distribution to Holders of such Class of Certificates allocable to interest;

                  (vii)    if the  distribution to the Holders of such Class of Certificates is less than the full amount that would be distributable to such Holders if there were sufficient funds available therefor, the amount of the shortfall;

                  (viii)   the aggregate  Certificate  Principal Balance of each Class of the Certificates,  after giving effect to the amounts  distributed on such  Distribution  Date,  separately  identifying any reduction  thereof due to Realized Losses other than pursuant to an actual distribution of principal;

                  (ix)     the aggregate Certificate Principal Balance of the Class A Certificates as of the Closing Date;

                  (x)      the number and Principal  Balance of the Mortgage Loans after giving effect to the distribution of principal on such Distribution Date and the number of Mortgage Loans at the beginning and end of the related Collection Period;

                  (xi)     on the basis of the most recent reports furnished to it by Subservicers,  the number and aggregate principal balances of Mortgage  Loans that are  Delinquent  (A) 30 to 59 days,  (B) 60 to 89 days and (C) 90 or more days and the number and aggregate principal balance of Mortgage Loans that are in foreclosure;

                  (xii)    the amount,  terms and general  purpose of any Advance by the Master  Servicer  pursuant to Section 3.01 and the amount of all Advances that have been reimbursed during the related Collection Period;

                  (xiii)   any material  modifications,  extensions or waivers to the terms of the Mortgage Loans during the Collection
         Period or that have cumulatively become material over time;

                  (xiv)    any material breaches of Mortgage Loan representations or warranties or covenants in the Agreement;

                  (xv)     the number, aggregate principal balance of any REO Properties;

                  (xvi)    the aggregate Accrued Certificate  Interest remaining unpaid, if any, for each Class of Certificates,  after giving effect to the distribution made on such Distribution Date;

                  (xvii)   the  aggregate  amount of any Insured  Amount paid on such  Distribution  Date and the portion  paid to each
         Class A Certificate,  the amount of any  reimbursement  payment made to the Credit Enhancer on such Distribution Date pursuant to Section 4.02(g);

                  (xviii) the  Pass-Through  Rate on each Class of Certificates and the Net WAC Cap Rate, and with respect to the Class
         A-1V Certificates, the Pass-Through Rate for such Distribution Date;

                  (xix)    the aggregate  amount of Realized  Losses for such  Distribution  Date and the aggregate  amount of Realized
         Losses on the Mortgage Loans incurred since the Cut-off Date and the aggregate  percentage of Realized  Losses on the Mortgage
         Loans incurred since the Cut-off Date;

                  (xx)     the weighted  average  remaining  term to maturity of the Mortgage  Loans after giving effect to the amounts distributed on such Distribution Date;

                  (xxi)    the  Weighted  Average  Net  Mortgage  Rates of the  Mortgage  Loans  after  giving  effect  to the  amounts distributed on such Distribution Date;

                  (xxii)   the Overcollateralization  Amount and the Required  Overcollateralization Amount following such Distribution
         Date; and

                  (xxiii)  the calculation of any Servicing Trigger or Trigger Event.

         In the case of  information  furnished  pursuant to clauses (i) and (ii) above,  the amounts  shall be  expressed  as a dollar amount per Certificate with a $1,000  denomination.  In addition to the statement  provided to the Trustee as set forth in this Section
4.03(a),  the Master  Servicer  shall  provide  to any  manager of a trust fund  consisting  of some or all of the  Certificates,  upon reasonable  request,  such additional  information as is reasonably  obtainable by the Master Servicer at no additional  expense to the
Master Servicer.

         (b)      Within a reasonable  period of time after it receives a written request from a Holder of a Certificate,  other than a
Class R  Certificate,  the Master  Servicer  shall  prepare,  or cause to be prepared,  and the Trustee shall  forward,  or cause to be forwarded,  to each Person who at any time during the calendar year was the Holder of a Certificate,  other than a Class R Certificate, a statement  containing the information set forth in clauses (i) and (ii) of subsection (a) above  aggregated for such calendar year or applicable  portion  thereof during which such Person was a  Certificateholder.  Such obligation of the Master Servicer and the Trustee shall be deemed to have been  satisfied  to the extent  that  substantially  comparable  information  shall be  provided  by the Master
Servicer and the Trustee pursuant to any requirements of the Code.

         (c)      Within a reasonable period of time after it receives a written request from any Holder of a Class R Certificate,  the
Master Servicer shall prepare,  or cause to be prepared,  and the Trustee shall forward,  or cause to be forwarded,  to each Person who at any time during the calendar  year was the Holder of a Class R  Certificate,  a statement  containing  the  applicable  distribution information  provided  pursuant to this Section 4.03 aggregated for such calendar year or applicable  portion thereof during which such
Person was the Holder of a Class R Certificate.  Such  obligation of the Master  Servicer shall be deemed to have been satisfied to the extent  that  substantially  comparable  information  shall  be  provided  by the  Master  Servicer  and the  Trustee  pursuant  to any requirements of the Code.

         (d)      Upon the written request of any  Certificateholder,  the Master Servicer,  as soon as reasonably  practicable,  shall provide the  requesting  Certificateholder  with such  information  as is necessary  and  appropriate,  in the Master  Servicer's  sole discretion, for purposes of satisfying applicable reporting requirements under Rule 144A.

         (e)      The Master  Servicer  shall,  on behalf of the Company  and in respect of the Trust Fund,  sign and cause to be filed with the Commission any periodic  reports  required to be filed under the provisions of the Exchange Act, and the rules and regulations of the Commission  thereunder,  including  without  limitation,  reports on Form 10-K,  Form 10-D and Form 8-K. In connection  with the preparation  and  filing  of  such  periodic  reports,  the  Trustee  shall  timely  provide  to the  Master  Servicer  (I) a  list  of
Certificateholders  as shown on the  Certificate  Register as of the end of each calendar  year,  (II) copies of all  pleadings,  other legal process and any other documents relating to any claims,  charges or complaints  involving the Trustee,  as trustee hereunder,  or the Trust Fund that are received by the Trustee,  (III) notice of all matters  that, to the actual  knowledge of a Responsible  Officer of the Trustee,  have been submitted to a vote of the  Certificateholders,  other than those matters that have been submitted to a vote of the  Certificateholders at the request of the Company or the Master Servicer,  and (IV) notice of any failure of the Trustee to make any distribution to the  Certificateholders  as required pursuant to this Agreement.  Neither the Master Servicer nor the Trustee shall have any liability with respect to the Master  Servicer's  failure to properly prepare or file such periodic reports  resulting from or relating  to the Master  Servicer's  inability  or failure to obtain any  information  not  resulting  from the Master  Servicer's  own negligence or willful misconduct.

         (f)      Any Form 10-K filed with the  Commission  in  connection  with this Section 4.03 shall  include,  with respect to the
Certificates relating to such 10-K:

                  (i)      A certification,  signed by the senior officer in charge of the servicing  functions of the Master Servicer, in the form  attached  as Exhibit  P-1 hereto or such other form as may be  required or  permitted  by the  Commission  (the "Form 10-K
Certification"), in compliance with Rules 13a-14 and 15d-14 under the Exchange Act and any additional directives of the Commission.

                  (ii)     A report  regarding  its  assessment of compliance  during the preceding  calendar year with all  applicable servicing  criteria set forth in relevant  Commission  regulations with respect to mortgage-backed  securities  transactions taken as a whole involving the Master Servicer that are backed by the same types of assets as those backing the  certificates,  as well as similar reports on assessment  of  compliance  received  from other  parties  participating  in the servicing  function as required by relevant
Commission  regulations,  as  described in Item  1122(a) of  Regulation  AB. The Master  Servicer  shall obtain from all other  parties participating in the servicing function any required assessments.

                  (iii)    With  respect to each  assessment  report  described  immediately  above,  a report by a  registered  public accounting  firm that attests to, and reports on, the  assessment  made by the  asserting  party,  as set forth in relevant  Commission regulations, as described in Regulation 1122(b) of Regulation AB and Section 3.18.

                  (iv)     The servicer compliance certificate required to be delivered pursuant Section 3.17.

         (g)      In  connection  with the Form 10-K  Certification,  the  Trustee  shall  provide the Master  Servicer  with a back-up certification substantially in the form attached hereto as Exhibit P-2.

         (h)      This Section 4.03 may be amended in accordance with this Agreement without the consent of the Certificateholders.

         (i)      The Trustee shall make available on the Trustee's  internet  website each of the reports filed with the Commission by or on behalf of the Depositor under the Exchange Act, as soon as reasonably practicable upon delivery of such reports to the Trustee.

         Section 4.04      Distribution of Reports to the Trustee and the Company.

         (a)      Prior to the close of business on the Business Day next  succeeding  each  Determination  Date,  the Master  Servicer shall furnish a written statement to the Trustee (which may be in a mutually agreeable  electronic  format),  the Credit Enhancer,  any
Paying Agent and the Company (the  information in such statement to be made available to  Certificateholders  by the Master Servicer on request) setting forth (i) the Available  Distribution  Amount,  (ii) the amounts  required to be withdrawn from the Custodial  Account and deposited into the Certificate Account on the immediately  succeeding  Certificate Account Deposit Date pursuant to clause (iii) of
Section  4.01(a) and the amount to be distributed to each Holder  pursuant to Section 4.02 and (iii) the amount of Prepayment  Interest
Shortfalls  and (iv) the  Premium  for the Policy  and,  if the Master  Servicer  determines  that an  Insured  Amount  exists for such
Distribution  Date,  the amounts  needed to  complete  the Notice  related to such  Insured  Amount.  The  determination  by the Master
Servicer of such amounts shall, in the absence of obvious error, be presumptively  deemed to be correct for all purposes  hereunder and the Trustee shall be protected in relying upon the same, absent manifest error, without any independent check or verification.

         The Trustee shall deposit all funds it receives pursuant to this Section 4.04 into the Certificate Account.

         Section 4.05      Allocation of Realized Losses.

         (a)      Prior to each  Distribution  Date, the Master Servicer shall determine the total amount of Realized  Losses,  if any, that resulted from any Cash Liquidation,  Servicing Modifications,  Debt Service Reduction, Deficient Valuation or REO Disposition that occurred during the related  Collection Period.  The amount of each Realized Loss shall be evidenced by an Officers'  Certificate.  The principal  portion of all Realized  Losses on the  Mortgage  Loans shall be allocated as follows:  first,  to the Excess  Interest,  by increasing  the amount of clause (iv) of the  definition  of Principal  Collection  Distribution  Amount,  second,  by reduction of the
Overcollateralization  Amount,  until such amount has been reduced to zero; and  thereafter,  to the Class A Certificates on a pro rata basis, based on their respective aggregate Certificate Principal Balances.

         (b)      Any  allocation  of the principal  portion of Realized  Losses  (other than Debt Service  Reductions)  to the Class A
Certificates  shall be made by reducing the Certificate  Principal  Balance thereof by the amount so allocated,  which allocation shall be deemed to have  occurred on such  Distribution  Date.  Allocations  of the  interest  portions of Realized  Losses  shall be made by operation of the  definition  of "Accrued  Certificate  Interest"  and by operation  of the priority of payment  provisions  of Section
4.02(c).  All  Realized  Losses and all other  losses  allocated  to a Class of  Certificates  hereunder  will be  allocated  among the
Certificates of such Class in proportion to the Percentage Interests evidenced thereby

         (c)      All  Realized  Losses on the  Mortgage  Loans shall be  allocated  on each  Distribution  Date to the REMIC I Regular
Interests as provided in the definition of REMIC I Realized Losses.

         (d)      Realized Losses  allocated to the Excess Interest or the  Overcollateralization  Amount pursuant to paragraphs (a) or
(b) of this section,  the definition of Accrued Certificate  Interest and the operation of Section 4.02(c) shall be deemed allocated to the Class SB  Certificates.  Realized  Losses  allocated  to the Class SB  Certificates  shall,  to the  extent  such  Realized  Losses represent  Realized Losses on an interest  portion,  be allocated to the REMIC II Regular Interest SB-IO.  Realized Losses allocated to the Excess Interest pursuant to paragraph (a) shall be deemed to reduce Accrued  Certificate  Interest on the REMIC II Regular Interest
SB-IO.  Realized  Losses  allocated to the  Overcollateralization  Amount pursuant to paragraph (a) shall be deemed first to reduce the principal  balance of the REMIC II Regular  Interest SB-PO until such principal  balance shall have been reduced to zero and thereafter to reduce accrued and unpaid interest on the REMIC II Regular Interest SB-IO.

         Section 4.06      Reports of Foreclosures and Abandonment of Mortgaged Property.

         The Master  Servicer or the  Subservicers  shall file  information  returns with  respect to the receipt of mortgage  interest received in a trade or business,  the reports of foreclosures and abandonments of any Mortgaged Property and the informational  returns relating to cancellation of indebtedness  income with respect to any Mortgaged  Property required by Sections 6050H, 6050J and 6050P of the Code,  respectively,  and deliver to the Trustee an Officers'  Certificate  on or before March 31 of each year,  beginning with the first March 31 that occurs at least six months after the Cut-off  Date,  stating that such reports have been filed.  Such reports shall be in form and substance sufficient to meet the reporting requirements imposed by such Sections 6050H, 6050J and 6050P of the Code.

         Section 4.07      Optional Purchase of Defaulted Mortgage Loans.

         As to any Mortgage Loan which is delinquent in payment by 90 days or more,  the Master  Servicer may, at its option,  purchase such  Mortgage  Loan from the Trustee at the Purchase  Price  therefor;  provided,  that any such Mortgage Loan that becomes 90 days or more delinquent  during any given Calendar Quarter shall only be eligible for purchase  pursuant to this Section 4.07 during the period beginning on the first  Business  Day of the  following  Calendar  Quarter,  and ending at the close of business on the  second-to-last
Business Day of such following  Calendar Quarter;  and provided  further,  that such Mortgage Loan is 90 days or more delinquent at the time of repurchase.  Such option if not exercised  shall not thereafter be reinstated as to any Mortgage Loan,  unless the  delinquency is cured and the Mortgage Loan thereafter again becomes delinquent in payment by 90 days or more in a subsequent  Calendar Quarter.  If at any time the Master  Servicer  makes a payment to the  Certificate  Account  covering  the amount of the  Purchase  Price for such a
Mortgage Loan, and the Master Servicer  provides to the Trustee a certification  signed by a Servicing  Officer stating that the amount of such payment has been  deposited in the  Certificate  Account,  then the Trustee shall execute the  assignment of such Mortgage Loan prepared by the Master  Servicer at the  request of the Master  Servicer  without  recourse,  representation  or warranty to the Master
Servicer  which shall  succeed to all the  Trustee's  right,  title and  interest in and to such  Mortgage  Loan,  and all security and documents  relative  thereto.  Such  assignment  shall be an  assignment  outright  and not for  security.  The  Master  Servicer  will thereupon  own  such  Mortgage,  and  all  such  security  and  documents,  free  of  any  further  obligation  to the  Trustee  or the
Certificateholders with respect thereto.

         Section 4.08:     [Reserved].

         Section 4.09.     [Reserved].

         Section 4.10.     The Policy.

         (a)      If pursuant to Section 4.04(a)(iv),  the Master Servicer determines and notifies a Responsible Officer of the Trustee in writing, by no later than 9:00 A.M., New York City time, on the second Business Day immediately  preceding the related  Distribution
Date,  that an Insured Amount is required and the amount of such Insured Amount for any  Distribution  Date, the Trustee shall complete the Notice and submit such Notice in accordance  with the Policy to the Credit  Enhancer no later than 12:00 P.M.,  New York City time, on the second Business Day immediately  preceding each  Distribution  Date, as a claim for an Insured Amount in an amount equal to such
Insured Amount.

         (b)      The  Trustee  shall  establish  and  maintain  the  Insurance  Account  on  behalf  of the  Holders  of the  Class  A
Certificates.  Upon receipt of an Insured  Amount from the Credit  Enhancer on behalf of the Class A  Certificates,  the Trustee  shall deposit such Insured Amount in the Insurance  Account.  All amounts on deposit in the Insurance  Account shall remain  uninvested  with no liability for interest or other  compensation  thereon.  On each  Distribution  Date,  the Trustee shall transfer any Insured Amount then on deposit in the Insurance Account to the Certificate Account and distribute such Insured Amount pursuant to Section 4.02.

         (c)      The Trustee  shall (i) receive as  attorney-in-fact  of each Class A  Certificateholder  any Insured  Amount from the
Credit  Enhancer and (ii)  distribute  such Insured  Amount to the Class A Certificates  as set forth in subsection (b) above.  Insured
Amounts  disbursed by the Trustee from  proceeds of the Policy  shall not be  considered  payment by the Trust Fund with respect to the
Class A Certificates,  nor shall such  disbursement of such Insured Amounts discharge the obligations of the Trust Fund with respect to the amounts  thereof,  and the Credit  Enhancer shall become owner of such amounts to the extent covered by such Insured Amounts as the deemed assignee of such Class A  Certificateholders.  The Trustee hereby agrees on behalf of each Class A  Certificateholder  (and each
Class A Certificateholder,  by its acceptance of its Class A Certificates,  as applicable, hereby agrees) for the benefit of the Credit
Enhancer that the Trustee shall  recognize that to the extent the Credit Enhancer pays Insured  Amounts,  either directly or indirectly
(as by paying through the Trustee),  to the Class A  Certificates,  the Credit Enhancer will be entitled to be subrogated to the rights of the Class A Certificateholders to the extent of such payments.

                                                               ARTICLE V

                                                           THE CERTIFICATES
         Section 5.01      The Certificates.

         (a)      The Class A Certificates,  Class SB Certificates  and Class R Certificates  shall be  substantially  in the forms set forth in Exhibits  A-1,  A-2 and B,  respectively,  and shall,  on original  issue,  be executed  and  delivered  by the Trustee to the
Certificate  Registrar for  authentication  and delivery to or upon the order of the Company upon receipt by the Trustee or one or more
Custodians of the documents  specified in Section 2.01.  The Class A  Certificates  shall be issuable in minimum  dollar  denominations of $25,000 by Certificate  Principal  Balance,  and integral  multiples of $1 in excess  thereof.  The Class SB  Certificates  shall be issuable in registered,  certificated form in minimum percentage  interests of 5.00% and integral multiples of 0.01% in excess thereof.
Each Class of Class R  Certificates  shall be issued in registered,  certificated  form in minimum  percentage  interests of 20.00% and integral multiples of 0.01% in excess thereof;  provided,  however,  that one Class R Certificate of each Class will be issuable to the
REMIC Administrator as "tax matters person" pursuant to Section 10.01(c) in a minimum  denomination  representing a Percentage Interest of not less than 0.01%.

         The  Certificates  shall be executed by manual or  facsimile  signature  on behalf of an  authorized  officer of the  Trustee.
Certificates  bearing the manual or facsimile  signatures of individuals  who were at any time the proper officers of the Trustee shall bind the Trustee,  notwithstanding  that such  individuals or any of them have ceased to hold such offices prior to the  authentication and delivery of such  Certificate or did not hold such offices at the date of such  Certificates.  No Certificate  shall be entitled to any  benefit  under  this  Agreement,  or be valid  for any  purpose,  unless  there  appears  on such  Certificate  a  certificate  of authentication  substantially  in the form provided for herein  executed by the  Certificate  Registrar by manual  signature,  and such certificate  upon  any  Certificate  shall  be  conclusive  evidence,  and the only  evidence,  that  such  Certificate  has been  duly authenticated and delivered hereunder.  All Certificates shall be dated the date of their authentication.

         (b)      The  Class A  Certificates  shall  initially  be  issued as one or more  Certificates  registered  in the name of the
Depository or its nominee and,  except as provided  below,  registration  of such  Certificates  may not be  transferred by the Trustee except to another  Depository that agrees to hold such  Certificates  for the respective  Certificate  Owners with Ownership  Interests therein.  The Certificate Owners shall hold their respective  Ownership  Interests in and to each of the Class A Certificates,  through the  book-entry  facilities of the  Depository  and,  except as provided  below,  shall not be entitled to Definitive  Certificates  in respect of such Ownership  Interests.  All transfers by Certificate  Owners of their respective  Ownership  Interests in the Book-Entry
Certificates shall be made in accordance with the procedures  established by the Depository  Participant or brokerage firm representing such Certificate  Owner.  Each Depository  Participant  shall transfer the Ownership  Interests only in the Book-Entry  Certificates of
Certificate  Owners it  represents  or of  brokerage  firms  for  which it acts as agent in  accordance  with the  Depository's  normal procedures.

         The  Trustee,  the  Master  Servicer  and the  Company  may for all  purposes  (including  the making of  payments  due on the respective  Classes of Book-Entry  Certificates)  deal with the Depository as the authorized  representative of the Certificate  Owners with respect to the  respective  Classes of Book-Entry  Certificates  for the purposes of exercising  the rights of  Certificateholders hereunder.  The rights of Certificate  Owners with respect to the  respective  Classes of Book-Entry  Certificates  shall be limited to those  established  by law and  agreements  between  such  Certificate  Owners and the  Depository  Participants  and  brokerage  firms representing  such Certificate  Owners.  Multiple  requests and directions from, and votes of, the Depository as Holder of any Class of
Book-Entry  Certificates  with  respect to any  particular  matter  shall not be deemed  inconsistent  if they are made with respect to different  Certificate  Owners.  The Trustee may establish a reasonable  record date in connection with  solicitations of consents from or voting by Certificateholders and shall give notice to the Depository of such record date.

         If with respect to any  Book-Entry  Certificate  (i)(A) the Company  advises the Trustee in writing that the  Depository is no longer willing or able to properly  discharge its  responsibilities  as Depository with respect to such Book-Entry  Certificate and (B)
the Company is unable to locate a qualified  successor,  or (ii) (A) the Company at its option  advises the Trustee in writing  that it elects to terminate the book-entry  system for such Book-Entry  Certificate  through the Depository and (B) upon receipt of notice from the  Depository  of the  Company's  election to  terminate  the  book-entry  system for such  Book-Entry  Certificate,  the  Depository
Participants  holding  beneficial  interests in such  Book-Entry  Certificates  agree to initiate such  termination,  the Trustee shall notify all Certificate Owners of such Book-Entry  Certificate,  through the Depository,  of the occurrence of any such event and of the availability  of Definitive  Certificates  to Certificate  Owners  requesting the same. Upon surrender to the Trustee of the Book-Entry
Certificates  by the  Depository,  accompanied by  registration  instructions  from the Depository for  registration  of transfer,  the
Trustee shall issue the Definitive Certificates.

         In addition,  if an Event of Default has occurred and is continuing,  each  Certificate  Owner materially  adversely  affected thereby may at its option request a Definitive  Certificate  evidencing such  Certificate  Owner's  Percentage  Interest in the related
Class of  Certificates.  In order to make such  request,  such  Certificate  Owner shall,  subject to the rules and  procedures  of the
Depository,  provide the Depository or the related Depository  Participant with directions for the Certificate Registrar to exchange or cause the exchange of the Certificate  Owner's  interest in such Class of Certificates for an equivalent  Percentage  Interest in fully registered  definitive form. Upon receipt by the Certificate  Registrar of instructions  from the Depository  directing the Certificate
Registrar to effect such exchange (such  instructions to contain  information  regarding the Class of Certificates  and the Certificate
Principal Balance being exchanged,  the Depository  Participant  account to be debited with the decrease,  the registered holder of and delivery  instructions for the Definitive  Certificate,  and any other information  reasonably required by the Certificate  Registrar),
(i) the Certificate  Registrar shall instruct the Depository to reduce the related  Depository  Participant's  account by the aggregate
Certificate  Principal  Balance of the  Definitive  Certificate,  (ii) the Trustee shall execute and the  Certificate  Registrar  shall authenticate  and deliver,  in accordance with the  registration  and delivery  instructions  provided by the Depository,  a Definitive
Certificate  evidencing such Certificate  Owner's Percentage Interest in such Class of Certificates and (iii) the Trustee shall execute and the Certificate  Registrar shall  authenticate a new Book Entry Certificate  reflecting the reduction in the aggregate  Certificate
Principal Balance of such Class of Certificates by the amount of the Definitive Certificates.

         None of the  Company,  the Master  Servicer or the  Trustee  shall be liable for any actions  taken by the  Depository  or its nominee,  including,  without  limitation,  any  delay in  delivery  of any  instructions  required  under  this  Section  5.01 and may conclusively  rely on, and shall be  protected in relying on, such  instructions.  Upon the issuance of  Definitive  Certificates,  the
Trustee and the Master Servicer shall recognize the Holders of the Definitive Certificates as Certificateholders hereunder.

          (c)     Each of the  Certificates is intended to be a "security"  governed by Article 8 of the Uniform  Commercial Code as in effect in the State of New York and any other applicable jurisdiction, to the extent that any of such laws may be applicable.

         Section 5.02      Registration of Transfer and Exchange of Certificates.

         (a)      The Trustee  shall cause to be kept at one of the offices or agencies to be  appointed  by the Trustee in  accordance with the provisions of Section 8.12 a Certificate  Register in which, subject to such reasonable  regulations as it may prescribe,  the
Trustee shall provide for the  registration of Certificates  and of transfers and exchanges of  Certificates  as herein  provided.  The
Trustee is initially  appointed  Certificate  Registrar  for the purpose of  registering  Certificates  and  transfers and exchanges of
Certificates as herein provided.  The Certificate  Registrar,  or the Trustee,  shall provide the Master Servicer with a certified list of Certificateholders as of each Record Date prior to the related Determination Date.

         (b)      Upon surrender for registration of transfer of any Certificate at any office or agency of the Trustee  maintained for such purpose  pursuant to Section 8.12 and, in the case of any Class SB Certificate or Class R Certificate,  upon  satisfaction  of the conditions set forth below,  the Trustee shall execute and the Certificate  Registrar shall  authenticate  and deliver,  in the name of the designated transferee or transferees, one or more new Certificates of a like Class and aggregate Percentage Interest.

         (c)      At the  option of the  Certificateholders,  Certificates  may be  exchanged  for  other  Certificates  of  authorized denominations  of a like Class and  aggregate  Percentage  Interest,  upon  surrender of the  Certificates  to be exchanged at any such office or agency.  Whenever any  Certificates  are so surrendered for exchange the Trustee shall execute and the Certificate  Registrar shall  authenticate  and  deliver  the  Certificates  of such Class  which the  Certificateholder  making the  exchange  is entitled to receive.  Every  Certificate  presented or surrendered for transfer or exchange shall (if so required by the Trustee or the Certificate
Registrar) be duly endorsed by, or be  accompanied  by a written  instrument  of transfer in form  satisfactory  to the Trustee and the
Certificate Registrar duly executed by, the Holder thereof or his attorney duly authorized in writing.

         (d)      No transfer,  sale, pledge or other disposition of a Class SB Certificate or Class R Certificate shall be made unless such transfer,  sale, pledge or other disposition is exempt from the registration  requirements of the Securities Act, as amended,  and any  applicable  state  securities  laws or is made in  accordance  with said Act and laws.  In the event that a transfer of a Class SB
Certificate  or Class R Certificate  is to be made either (i)(A) the Trustee shall require a written  Opinion of Counsel  acceptable to and in form and  substance  satisfactory  to the Trustee and the  Company  that such  transfer  may be made  pursuant to an  exemption, describing  the  applicable  exemption and the basis  therefor,  from said Act and laws or is being made pursuant to said Act and laws, which Opinion of Counsel shall not be an expense of the Trustee,  the Company or the Master Servicer  (except that, if such transfer is made by the Company or the Master Servicer or any Affiliate  thereof,  the Company or the Master Servicer shall provide such Opinion of
Counsel at their own expense);  provided that such Opinion of Counsel will not be required in connection  with the initial  transfer of any such  Certificate  by the Company or any Affiliate  thereof to the Company or an Affiliate of the Company and (B) the Trustee shall require the  transferee  to execute a  representation  letter,  substantially  in the form of Exhibit H hereto,  and the Trustee  shall require the transferor to execute a representation  letter,  substantially  in the form of Exhibit I hereto,  each acceptable to and in form and substance  satisfactory to the Company and the Trustee  certifying to the Company and the Trustee the facts  surrounding  such transfer, which representation letters shall not be an expense of the Trustee, the Company or the Master Servicer;  provided,  however, that such  representation  letters will not be required in connection  with any transfer of any such  Certificate by the Company or any
Affiliate  thereof to the Company or an  Affiliate  of the  Company,  and the Trustee  shall be  entitled to  conclusively  rely upon a representation  (which,  upon the request of the Trustee,  shall be a written  representation)  from the Company, of the status of such transferee as an Affiliate of the Company or (ii) the  prospective  transferee  of such a Certificate  shall be required to provide the
Trustee,  the Company and the Master  Servicer with an investment  letter  substantially  in the form of Exhibit M attached  hereto (or such other form as the  Company in its sole  discretion  deems  acceptable),  which  investment  letter  shall not be an expense of the
Trustee,  the Company or the Master  Servicer,  and which investment  letter states that, among other things,  such transferee (A) is a
"qualified  institutional  buyer" as  defined  under  Rule  144A,  acting  for its own  account  or the  accounts  of other  "qualified institutional  buyers" as defined under Rule 144A, and (B) is aware that the proposed  transferor intends to rely on the exemption from registration  requirements  under the  Securities Act of 1933, as amended,  provided by Rule 144A.  The Holder of any such  Certificate desiring to effect any such transfer,  sale,  pledge or other disposition  shall, and does hereby agree to, indemnify the Trustee,  the
Company,  the Credit  Enhancer,  the Master  Servicer  and the  Certificate  Registrar  against  any  liability  that may result if the transfer, sale, pledge or other disposition is not so exempt or is not made in accordance with such federal and state laws.

         (e)      [Reserved]

         (f)      In the case of any Class SB Certificate or Class R Certificate  presented for registration in the name of any Person, either (i) the Trustee shall require an Opinion of Counsel  acceptable to and in form and substance  satisfactory  to the Trustee,  the
Company,  the Credit  Enhancer  and the Master  Servicer to the effect that the  purchase  or holding of such Class SB  Certificate  or
Class R Certificate is permissible under applicable law, will not constitute or result in any non-exempt  prohibited  transaction under
Section 406 of the Employee  Retirement Income Security Act of 1974, as amended  ("ERISA"),  or Section 4975 of the Code (or comparable provisions of any subsequent  enactments),  and will not subject the Trustee, the Company, the Master Servicer,  the Credit Enhancer or
the Trust Fund to any  obligation  or  liability  (including  obligations  or  liabilities  under ERISA or Section 4975 of the Code) in addition to those  undertaken in this  Agreement,  which Opinion of Counsel  shall not be an expense of the Trustee,  the Company,  the
Master  Servicer,  the Credit Enhancer or the Trust Fund or (ii) the prospective  transferee  shall be required to provide the Trustee, the Company,  the Credit Enhancer and the Master Servicer with a certification  to the effect set forth in Exhibit H or Exhibit M (with respect to a Class SB Certificate) or in paragraph  fourteen of Exhibit G-1 (with respect to a Class R Certificate),  which the Trustee may rely upon without further inquiry or  investigation,  or such other  certifications  as the Trustee may deem desirable or necessary in order to establish that such transferee or the Person in whose name such  registration is requested is not an employee  benefit plan or other plan subject to the  prohibited  transaction  provisions  of ERISA or Section 4975 of the Code,  or any Person  (including  an insurance  company  investing its general  accounts,  an investment  manager,  a named  fiduciary or a trustee of any such plan) who is using "plan assets" of any such plan to effect such acquisition.

         (g)      (i)      Each Person who has or who acquires any Ownership  Interest in a Class R Certificate  shall be deemed by the acceptance or  acquisition of such Ownership  Interest to have agreed to be bound by the following  provisions and to have  irrevocably authorized  the Trustee or its  designee  under  clause  (iii)(A)  below to deliver  payments to a Person other than such Person and to negotiate the terms of any mandatory sale under clause  (iii)(B)  below and to execute all  instruments of transfer and to do all other things  necessary  in  connection  with any such  sale.  The  rights of each  Person  acquiring  any  Ownership  Interest  in a Class R
Certificate are expressly subject to the following provisions:

                  (A)      Each Person  holding or  acquiring  any  Ownership  Interest in a Class R  Certificate  shall be a Permitted
         Transferee and shall promptly notify the Trustee of any change or impending change in its status as a Permitted Transferee.

                  (B)      In connection  with any proposed  Transfer of any Ownership  Interest in a Class R Certificate,  the Trustee
         shall  require  delivery to it, and shall not register the  Transfer of any Class R  Certificate  until its receipt of, (I) an affidavit and agreement (a "Transfer  Affidavit and  Agreement," in the form attached hereto as Exhibit G-1) from the proposed
         Transferee, in form and substance satisfactory to the Master Servicer,  representing and warranting,  among other things, that it is a Permitted  Transferee,  that it is not acquiring its Ownership Interest in the Class R Certificate that is the subject of the proposed  Transfer as a nominee,  trustee or agent for any Person who is not a Permitted  Transferee,  that for so long as it retains its Ownership  Interest in a Class R Certificate,  it will endeavor to remain a Permitted  Transferee,  and that it has reviewed the provisions of this Section  5.02(g) and agrees to be bound by them,  and (II) a  certificate,  in the form attached  hereto as  Exhibit  G-2,  from the  Holder  wishing  to  transfer  the Class R  Certificate,  in form and  substance satisfactory  to the Master  Servicer,  representing  and  warranting,  among other  things,  that no purpose of the  proposed
         Transfer is to impede the assessment or collection of tax.

                  (C)      Notwithstanding  the delivery of a Transfer  Affidavit and Agreement by a proposed  Transferee  under clause
         (B) above,  if a Responsible  Officer of the Trustee who is assigned to this Agreement has actual  knowledge that the proposed
         Transferee  is not a Permitted  Transferee,  no Transfer of an Ownership  Interest in a Class R  Certificate  to such proposed
         Transferee shall be effected.

                  (D)      Each Person holding or acquiring any Ownership  Interest in a Class R Certificate shall agree (x) to require a Transfer  Affidavit and Agreement from any other Person to whom such Person  attempts to transfer its Ownership  Interest in a Class R Certificate  and (y) not to transfer its Ownership  Interest  unless it provides a certificate to the Trustee in the form attached hereto as Exhibit G-2.

                  (E)      Each Person holding or acquiring an Ownership Interest in a Class R Certificate,  by purchasing an Ownership
         Interest in such  Certificate,  agrees to give the Trustee written notice that it is a "pass-through  interest  holder" within the meaning of Temporary Treasury  Regulations  Section  1.67-3T(a)(2)(i)(A)  immediately upon acquiring an Ownership Interest in a Class  R  Certificate,  if it is,  or is  holding  an  Ownership  Interest  in a Class R  Certificate  on  behalf  of,  a
         "pass-through interest holder."

         (ii)     The Trustee  will  register  the  Transfer of any Class R  Certificate  only if it shall have  received  the Transfer
Affidavit and Agreement,  a certificate of the Holder  requesting  such transfer in the form attached  hereto as Exhibit G-2 and all of such other  documents  as shall have been  reasonably  required by the Trustee as a condition  to such  registration.  Transfers of the
Class R Certificates to Non-United  States Persons and Disqualified  Organizations  (as defined in Section  860E(e)(5) of the Code) are prohibited.

         (iii)    (A)      If any  Disqualified  Organization  shall become a holder of a Class R Certificate,  then the last preceding
Permitted  Transferee shall be restored,  to the extent  permitted by law, to all rights and obligations as Holder thereof  retroactive to the date of  registration  of such Transfer of such Class R  Certificate.  If a Non-United  States Person shall become a holder of a
Class R Certificate,  then the last  preceding  United States Person shall be restored,  to the extent  permitted by law, to all rights and  obligations  as Holder  thereof  retroactive  to the date of  registration  of such  Transfer  of such Class R  Certificate.  If a transfer of a Class R Certificate  is  disregarded  pursuant to the  provisions  of Treasury  Regulations  Section  1.860E-1 or Section
1.860G-3,  then the last  preceding  Permitted  Transferee  shall be  restored,  to the  extent  permitted  by law,  to all  rights and obligations  as Holder  thereof  retroactive  to the date of  registration  of such Transfer of such Class R  Certificate.  The Trustee shall be under no liability to any Person for any  registration  of Transfer of a Class R Certificate  that is in fact not permitted by this  Section  5.02(g) or for making any  payments due on such  Certificate  to the holder  thereof or for taking any other action with respect to such holder under the provisions of this Agreement.

                  (B)      If any purported  Transferee shall become a Holder of a Class R Certificate in violation of the restrictions in this  Section  5.02(g)  and to the  extent  that the  retroactive  restoration  of the rights of the Holder of such Class R
         Certificate as described in clause (iii)(A) above shall be invalid,  illegal or unenforceable,  then the Master Servicer shall have the  right,  without  notice  to the  holder  or any  prior  holder of such  Class R  Certificate,  to sell such  Class R
         Certificate to a purchaser  selected by the Master  Servicer on such terms as the Master  Servicer may choose.  Such purported
         Transferee  shall promptly  endorse and deliver each Class R Certificate  in accordance  with the  instructions  of the Master
         Servicer.  Such  purchaser may be the Master  Servicer  itself or any Affiliate of the Master  Servicer.  The proceeds of such sale, net of the commissions (which may include  commissions  payable to the Master Servicer or its Affiliates),  expenses and taxes due, if any,  will be remitted by the Master  Servicer to such  purported  Transferee.  The terms and  conditions of any sale under this clause  (iii)(B)  shall be determined in the sole  discretion of the Master  Servicer,  and neither the Master
         Servicer nor the Trustee  shall be liable to any Person having an Ownership  Interest in a Class R Certificate  as a result of the Master Servicer's exercise of such discretion.

         (iv)     The Master  Servicer,  on behalf of the Trustee,  shall make available,  upon written  request from the Trustee,  all information  necessary to compute any tax imposed (A) as a result of the Transfer of an Ownership  Interest in a Class R Certificate to
any Person who is a Disqualified  Organization,  including the information  regarding "excess  inclusions" of such Class R Certificates required  to be  provided  to the  Internal  Revenue  Service  and  certain  Persons as  described  in  Treasury  Regulations  Sections
1.860D-1(b)(5)  and  1.860E-2(a)(5),  and (B) as a result of any regulated  investment  company,  real estate investment trust,  common trust fund,  partnership,  trust,  estate or organization  described in Section 1381 of the Code that holds an Ownership  Interest in a
Class R  Certificate  having  as among its  record  holders  at any time any  Person  who is a  Disqualified  Organization.  Reasonable
compensation for providing such information may be required by the Master Servicer from such Person.

         (v)      The  provisions of this Section  5.02(g) set forth prior to this clause (v) may be modified,  added to or eliminated, provided that there shall have been delivered to the Trustee the following:

                  (A)      written consent of the Credit Enhancer and written  notification  from each Rating Agency to the effect that the  modification,  addition  to or  elimination  of such  provisions  will not cause  such  Rating  Agency to  downgrade  its then-current  ratings,  if any, of the Class A Certificates below the lower of the then-current  rating or the rating assigned to such Certificates as of the Closing Date by such Rating Agency; and

                  (B)      subject to Section  10.01(g),  a certificate  of the Master  Servicer  stating that the Master  Servicer has received  an  Opinion  of  Counsel,  in form and  substance  satisfactory  to the Master  Servicer,  to the  effect  that such modification,  addition to or absence of such  provisions  will not cause either of REMIC I or REMIC II to cease to qualify as a REMIC and will not cause (x) either of REMIC I or REMIC II to be subject to an  entity-level  tax caused by the  Transfer of any Class R Certificate to a Person that is a Disqualified  Organization  or (y) a  Certificateholder  or another Person to be subject  to a  REMIC-related  tax  caused  by the  Transfer  of a Class R  Certificate  to a  Person  that is not a  Permitted
         Transferee.

         (h)      No service  charge  shall be made for any  transfer  or exchange of  Certificates  of any Class,  but the Trustee may
require  payment of a sum  sufficient to cover any tax or  governmental  charge that may be imposed in connection  with any transfer or exchange of Certificates.

         (i)      All Certificates surrendered for transfer and exchange shall be destroyed by the Certificate Registrar.

         Section 5.03      Mutilated, Destroyed, Lost or Stolen Certificates.

         If (i) any mutilated  Certificate is surrendered to the Certificate  Registrar,  or the Trustee and the Certificate  Registrar
receive  evidence to their  satisfaction  of the  destruction,  loss or theft of any  Certificate,  and (ii) there is  delivered to the
Trustee and the  Certificate  Registrar such security or indemnity as may be required by them to save each of them  harmless,  then, in the absence of notice to the Trustee or the  Certificate  Registrar that such  Certificate  has been acquired by a bona fide purchaser, the Trustee  shall  execute and the  Certificate  Registrar  shall  authenticate  and  deliver,  in exchange for or in lieu of any such mutilated,  destroyed, lost or stolen Certificate,  a new Certificate of like tenor, Class and Percentage Interest but bearing a number not  contemporaneously  outstanding.  Upon the issuance of any new Certificate under this Section,  the Trustee may require the payment of a sum  sufficient  to cover any tax or other  governmental  charge  that may be imposed in relation  thereto and any other  expenses
(including the fees and expenses of the Trustee and the Certificate  Registrar) connected therewith.  Any duplicate  Certificate issued pursuant to this Section shall constitute  complete and indefeasible  evidence of ownership in the Trust Fund, as if originally issued, whether or not the lost, stolen or destroyed Certificate shall be found at any time.

         Section 5.04      Persons Deemed Owners.

         Prior to due presentation of a Certificate for registration of transfer,  the Company,  the Master Servicer,  the Trustee, the
Credit Enhancer,  the Certificate Registrar and any agent of the Company, the Master Servicer,  the Trustee, the Credit Enhancer or the
Certificate  Registrar  may treat the Person in whose name any  Certificate  is  registered  as the owner of such  Certificate  for the purpose  of  receiving  distributions  pursuant  to Section  4.02 and for all other  purposes  whatsoever,  except as and to the extent provided in the definition of  "Certificateholder",  and neither the Company,  the Master Servicer,  the Credit Enhancer,  the Trustee,
the  Certificate  Registrar nor any agent of the Company,  the Master  Servicer,  the Credit  Enhancer,  the Trustee or the Certificate
Registrar shall be affected by notice to the contrary except as provided in Section 5.02(g).

         Section 5.05      Appointment of Paying Agent.

         The Trustee  may appoint a Paying  Agent for the purpose of making  distributions  to  Certificateholders  pursuant to Section
4.02. In the event of any such  appointment,  on or prior to each  Distribution Date the Master Servicer on behalf of the Trustee shall deposit or cause to be deposited with the Paying Agent a sum sufficient to make the payments to  Certificateholders  in the amounts and in the manner provided for in Section 4.02, such sum to be held in trust for the benefit of Certificateholders.

         The Trustee  shall cause each Paying  Agent to execute  and deliver to the Trustee an  instrument  in which such Paying  Agent shall agree with the Trustee  that such Paying Agent will hold all sums held by it for the payment to  Certificateholders  in trust for the benefit of the Certificateholders  entitled thereto until such sums shall be paid to such  Certificateholders.  Any sums so held by such Paying Agent shall be held only in Eligible  Accounts to the extent such sums are not  distributed  to the  Certificateholders  on the date of receipt by such Paying Agent.

                                                              ARTICLE VI

                                                  THE COMPANY AND THE MASTER SERVICER

         Section 6.01      Respective Liabilities of the Company and the Master Servicer.
         The  Company  and the  Master  Servicer  shall each be liable in  accordance  herewith  only to the extent of the  obligations specifically  and respectively  imposed upon and undertaken by the Company and the Master Servicer  herein.  By way of illustration and not limitation,  the Company is not liable for the servicing and  administration of the Mortgage Loans, nor is it obligated by Sections
7.01 or 10.01 to assume any  obligations of the Master Servicer or to appoint a designee to assume such  obligations,  nor is it liable for any other  obligation  hereunder  that it may,  but is not  obligated  to,  assume  unless it elects to assume such  obligation  in accordance herewith.

         Section 6.02      Merger or  Consolidation  of the Company or the Master  Servicer;  Assignment  of Rights and  Delegation of
                           Duties by Master Servicer.

         (a)      The  Company  and the Master  Servicer  will each keep in full  effect its  existence,  rights  and  franchises  as a corporation  under the laws of the state of its  incorporation  and as a limited  liability  company under the laws of the state of its organization,  respectively,  and will each obtain and  preserve its  qualification  to do business as a foreign  corporation  or other
Person in each  jurisdiction in which such  qualification is or shall be necessary to protect the validity and  enforceability  of this
Agreement, the Certificates or any of the Mortgage Loans and to perform its respective duties under this Agreement.

         (b)      Any  Person  into  which the  Company  or the  Master  Servicer  may be merged or  converted  or with which it may be consolidated,  or any Person  resulting from any merger,  conversion or consolidation to which the Company or the Master Servicer shall be a party, or any Person  succeeding to the business of the Company or the Master  Servicer,  shall be the successor of the Company or the Master  Servicer,  as the case may be,  hereunder,  without the  execution or filing of any paper or any further act on the part of any of the parties hereto, anything in this Section 6.02(b) to the contrary notwithstanding;  provided,  however, that the successor or surviving  Person to the Master  Servicer  shall be  qualified  to service  mortgage  loans on behalf of Fannie Mae or Freddie Mac; and
provided further that each Rating Agency's ratings,  if any, of the Class A Certificates in effect  immediately prior to such merger or consolidation  (without taking into account the  Policy)will  not be qualified,  reduced or withdrawn as a result thereof (as evidenced by a letter to such effect from each Rating Agency).

         (c)      Notwithstanding  anything else in this Section 6.02 and Section 6.04 to the contrary,  the Master Servicer may assign its rights and delegate its duties and  obligations  under this  Agreement;  provided  that the Person  accepting  such  assignment  or delegation  shall be a Person  which is  qualified  to service  mortgage  loans on behalf of Fannie Mae or Freddie  Mac, is  reasonably satisfactory to the Trustee,  the Credit  Enhancer and the Company,  is willing to service the Mortgage Loans and executes and delivers to the Company,  the Credit Enhancer and the Trustee an agreement,  in form and substance  reasonably  satisfactory to the Company, the
Credit  Enhancer and the Trustee,  which  contains an assumption by such Person of the due and punctual  performance  and observance of each  covenant and  condition  to be performed or observed by the Master  Servicer  under this  Agreement;  provided  further that each
Rating  Agency's  rating of the  Classes  of  Certificates  that have been rated in effect  immediately  prior to such  assignment  and delegation  (without  taking into account the Policy) will not be qualified,  reduced or withdrawn as a result of such  assignment  and delegation (as evidenced by a letter to such effect from each Rating Agency).  In the case of any such  assignment and delegation,  the
Master  Servicer shall be released from its obligations  under this Agreement,  except that the Master Servicer shall remain liable for all  liabilities  and  obligations  incurred by it as Master  Servicer  hereunder  prior to the  satisfaction of the conditions to such assignment  and  delegation  set forth in the next  preceding  sentence.  Notwithstanding  the  foregoing,  in the event of a pledge or assignment  by the Master  Servicer  solely of its rights to purchase  all assets of the Trust Fund under  Section  9.01(a)  (or, if so specified in Section  9.01(a),  its rights to purchase the Mortgage Loans and property  acquired  related to such Mortgage Loans or its rights to purchase the Certificates related thereto), the provisos of the first sentence of this paragraph will not apply.

         Section 6.03      Limitation on Liability of the Company, the Master Servicer and Others.

         Neither the  Company,  the Master  Servicer  nor any of the  directors,  officers,  employees  or agents of the Company or the
Master  Servicer shall be under any liability to the Trust Fund or the  Certificateholders  for any action taken or for refraining from the taking of any action in good faith pursuant to this Agreement,  or for errors in judgment;  provided,  however, that this provision shall not protect the Company,  the Master Servicer or any such Person against any breach of warranties,  representations  or covenants made herein or any liability which would otherwise be imposed by reason of willful  misfeasance,  bad faith or gross  negligence in the performance of duties or by reason of reckless  disregard of obligations  and duties  hereunder.  The Company,  the Master Servicer and any  director,  officer,  employee or agent of the Company or the Master  Servicer  may rely in good faith on any  document of any kind prima facie properly executed and submitted by any Person respecting any matters arising  hereunder.  The Company,  the Master Servicer and any director,  officer,  employee or agent of the Company or the Master  Servicer  shall be  indemnified by the Trust Fund and held harmless  against any loss,  liability  or expense  incurred in  connection  with any legal  action  relating to this  Agreement or the
Certificates,  other than any loss,  liability or expense  related to any specific  Mortgage Loan or Mortgage Loans (except as any such loss, liability or expense shall be otherwise  reimbursable  pursuant to this Agreement) and any loss, liability or expense incurred by reason  of  willful  misfeasance,  bad faith or gross  negligence  in the  performance  of duties  hereunder  or by reason of  reckless disregard of obligations and duties hereunder.

         Neither the Company nor the Master  Servicer  shall be under any  obligation  to appear in,  prosecute  or defend any legal or administrative  action,  proceeding,  hearing or examination  that is not incidental to its respective  duties under this Agreement and which in its opinion may involve it in any expense or  liability;  provided,  however,  that the Company or the Master  Servicer may in its discretion  undertake any such action,  proceeding,  hearing or  examination  that it may deem necessary or desirable in respect to this  Agreement and the rights and duties of the parties  hereto and the  interests of the  Certificateholders  or the Credit  Enhancer
hereunder.  In such  event,  the legal  expenses  and costs of such  action,  proceeding,  hearing  or  examination  and any  liability resulting  therefrom  shall be expenses,  costs and  liabilities  of the Trust Fund,  and the Company and the Master  Servicer shall be entitled to be reimbursed  therefor out of amounts  attributable to the Mortgage Loans on deposit in the Custodial  Account as provided by Section 3.10 and, on the  Distribution  Date(s)  following  such  reimbursement,  the  aggregate of such expenses and costs shall be allocated in reduction of the Accrued  Certificate  Interest on each Class entitled  thereto in the same manner as if such expenses and costs constituted a Prepayment Interest Shortfall.

         Section 6.04      Company and Master Servicer Not to Resign.

         Subject to the  provisions  of Section  6.02,  neither the Company nor the Master  Servicer  shall resign from its  respective obligations  and duties  hereby  imposed on it except upon  determination  that its duties  hereunder are no longer  permissible  under applicable  law. Any such  determination  permitting  the  resignation  of the Company or the Master  Servicer shall be evidenced by an
Opinion of Counsel (at the expense of the resigning  party) to such effect  delivered to the Trustee and the Credit  Enhancer.  No such resignation  by the Master  Servicer  shall become  effective  until the Trustee or a successor  servicer shall have assumed the Master
Servicer's responsibilities and obligations in accordance with Section 7.02.

                                                              ARTICLE VII

                                                                DEFAULT

         Section 7.01      Events of Default.

         Event of Default,  wherever used herein,  means any one of the following events (whatever reason for such Event of Default and whether it shall be voluntary or  involuntary  or be effected by operation of law or pursuant to any  judgment,  decree or order of any court or any order, rule or regulation of any administrative or governmental body):

                  (i)      the Master  Servicer shall fail to distribute or cause to be distributed to Holders of  Certificates  of any
         Class any  distribution  required  to be made under the terms of the  Certificates  of such Class and this  Agreement  and, in either case,  such failure shall  continue  unremedied for a period of 5 days after the date upon which written notice of such failure,  requiring  such failure to be  remedied,  shall have been given to the Master  Servicer by the  Trustee,  the Credit
         Enhancer or the Company or to the Master  Servicer,  the Company and the Trustee by the Holders of  Certificates of such Class evidencing Percentage Interests aggregating not less than 25%; or

                  (ii)     the Master  Servicer shall fail to observe or perform in any material  respect any other of the covenants or agreements  on the part of the Master  Servicer  contained  in the  Certificates  of any Class or in this  Agreement  and such failure  shall  continue  unremedied  for a period of 30 days  (except  that such  number of days shall be 15 in the case of a failure to pay the  premium  for any  Required  Insurance  Policy)  after the date on which  written  notice of such  failure, requiring the same to be remedied,  shall have been given to the Master  Servicer by the Trustee,  the Credit  Enhancer or the
         Company,  or to the Master Servicer,  the Company and the Trustee by the Holders of Certificates of any Class  evidencing,  as to such Class, Percentage Interests aggregating not less than 25%; or

                  (iii)    a decree or order of a court or agency or supervisory  authority  having  jurisdiction in the premises in an involuntary  case under any  present  or future  federal or state  bankruptcy,  insolvency  or  similar  law or  appointing  a conservator  or receiver or liquidator in any  insolvency,  readjustment  of debt,  marshalling  of assets and  liabilities or similar  proceedings,  or for the  winding-up  or  liquidation  of its  affairs,  shall have been  entered  against the Master
         Servicer and such decree or order shall have remained in force undischarged or unstayed for a period of 60 days; or

                  (iv)     the Master  Servicer  shall consent to the  appointment  of a  conservator  or receiver or liquidator in any insolvency,  readjustment  of debt,  marshalling of assets and  liabilities,  or similar  proceedings  of, or relating to, the
         Master Servicer or of, or relating to, all or substantially all of the property of the Master Servicer; or

                  (v)      the Master  Servicer  shall admit in writing its  inability  to pay its debts  generally as they become due, file a petition to take  advantage  of, or commence a  voluntary  case under,  any  applicable  insolvency  or  reorganization statute, make an assignment for the benefit of its creditors, or voluntarily suspend payment of its obligations.

         If an Event of Default  shall occur,  then,  and in each and every such case,  so long as such Event of Default shall not have been  remedied,  either the Company or the Trustee  shall at the written  direction of the Credit  Enhancer  (unless a Credit  Enhancer
Default is continuing,  in which case at the direction of the Holders of  Certificates  entitled to at least 51% of the Voting Rights), by notice in writing to the Master  Servicer  (and to the  Company  and the Credit  Enhancer  if given by the  Trustee or to the Master
Servicer,  the Trustee and the Credit  Enhancer if given by the  Company),  terminate all of the rights and  obligations  of the Master
Servicer under this Agreement and in and to the Mortgage Loans and the proceeds thereof,  other than its rights as a  Certificateholder hereunder;  provided,  however,  that the successor to the Master Servicer  appointed  pursuant to Section 7.02 shall have accepted the duties of Master  Servicer  effective upon the  resignation of the Master  Servicer.  On or after the receipt by the Master Servicer of such written  notice,  all authority and power of the Master Servicer under this  Agreement,  whether with respect to the  Certificates
(other  than as a Holder  thereof) or the  Mortgage  Loans or  otherwise,  shall  subject to Section  7.02 pass to and be vested in the
Trustee or the Trustee's  designee appointed  pursuant to Section 7.02; and, without  limitation,  the Trustee is hereby authorized and empowered to execute and deliver, on behalf of the Master Servicer,  as attorney-in-fact or otherwise,  any and all documents and other instruments,  and to do or  accomplish  all other acts or things  necessary  or  appropriate  to effect the  purposes of such notice of termination,  whether to complete  the  transfer  and  endorsement  or  assignment  of the  Mortgage  Loans and related  documents,  or otherwise.  The  Master  Servicer  agrees to  cooperate  with the  Trustee  in  effecting  the  termination  of the  Master  Servicer's responsibilities and rights hereunder,  including,  without limitation,  the transfer to the Trustee or its designee for administration by it of all cash amounts  which shall at the time be credited to the  Custodial  Account or the  Certificate  Account or thereafter be received with respect to the Mortgage  Loans.  No such  termination  shall release the Master  Servicer for any liability that it would otherwise have hereunder for any act or omission prior to the effective time of such termination.

         Notwithstanding  any  termination  of the  activities of  Residential  Funding in its capacity as Master  Servicer  hereunder,
Residential  Funding shall be entitled to receive,  out of any late  collection  of a Monthly  Payment on a Mortgage Loan which was due prior to the notice  terminating  Residential  Funding's  rights and obligations as Master  Servicer  hereunder and received after such notice,  that portion to which Residential Funding would have been entitled pursuant to Sections  3.10(a)(ii),  (vi) and (vii), and any other amounts  payable to  Residential  Funding  hereunder the  entitlement  to which arose prior to the  termination of its activities hereunder.  Upon the termination of Residential Funding as Master Servicer  hereunder,  the Company shall deliver to the Trustee a copy of the Program Guide and upon the request of the Credit Enhancer, a copy of the Program Guide to the Credit Enhancer.

         Section 7.02      Trustee or Company to Act; Appointment of Successor.

         (a)      On and after the time the Master  Servicer  receives a notice of  termination  pursuant to Section 7.01 or resigns in accordance  with Section  6.04,  so long as no Credit  Enhancer  Default  exists,  the Credit  Enhancer may appoint a successor  Master
Servicer,  and if the Credit  Enhancer fails to do so within 30 days or a Credit Enhancer  Default exists,  the Trustee or, upon notice to the Credit  Enhancer and the Company and with the Company's  consent and, so long as no Credit Enhancer  Default exists,  the Credit
Enhancer's  consent (which consent shall not be  unreasonably  withheld) a designee  (which meets the standards set forth below) of the
Trustee,  shall be the  successor  in all  respects to the Master  Servicer in its capacity as servicer  under this  Agreement  and the transactions  set forth or  provided  for  herein and shall be subject to all the  responsibilities,  duties and  liabilities  relating thereto  placed on the Master  Servicer  (except for the  responsibilities,  duties and  liabilities  contained  in  Sections  2.02 and
2.03(a),  excluding the duty to notify related  Subservicers  as set forth in such Sections,  and its obligations to deposit amounts in respect of losses  incurred prior to such notice or termination on the investment of funds in the Custodial  Account or the Certificate
Account pursuant to Sections 3.07(c) and 4.01(c) by the terms and provisions hereof);  provided,  however,  that any failure to perform such duties or  responsibilities  caused by the preceding Master  Servicer's  failure to provide  information  required by Section 4.04 shall not be considered a default by the Trustee  hereunder as successor  Master  Servicer.  As compensation  therefor,  the Trustee as successor  Master  Servicer  shall be entitled to all funds  relating to the Mortgage  Loans which the Master  Servicer would have been entitled to charge to the Custodial  Account or the  Certificate  Account if the Master Servicer had continued to act hereunder and, in addition,  shall be entitled to the income from any Permitted  Investments made with amounts attributable to the Mortgage Loans held in the Custodial  Account or the  Certificate  Account.  If the Trustee has become the successor to the Master Servicer in accordance with
Section 6.04 or Section 7.01, then  notwithstanding  the above, so long as no Credit Enhancer  Default exists,  the Credit Enhancer may appoint a successor  Master  Servicer,  and if the Credit Enhancer fails to do so within 30 days or a Credit  Enhancer  Default exists, the Trustee  may, if it shall be unwilling to so act, or shall,  if it is unable to so act,  appoint,  or petition a court of competent jurisdiction to appoint,  any established  housing and home finance  institution,  which is also a Fannie Mae- or Freddie  Mac-approved mortgage  loan or home equity loan  servicing  institution,  having a net worth of not less than  $10,000,000,  which  institution,  if appointed by the Trustee,  is approved by the Credit Enhancer (so long as no Credit Enhancer Default exists),  which approval shall not be  unreasonably  withheld,  as the  successor  to  the  Master  Servicer  hereunder  in the  assumption  of  all  or any  part  of the responsibilities,  duties or liabilities of the Master Servicer  hereunder.  Pending  appointment of a successor to the Master Servicer hereunder,  the Trustee  shall become  successor to the Master  Servicer and shall act in such  capacity as  hereinabove  provided.  In connection with such appointment and assumption,  the Trustee may make such  arrangements for the compensation of such successor out of payments on Mortgage Loans as it and such successor shall agree;  provided,  however,  that no such compensation  shall be in excess of that  permitted the initial Master  Servicer  hereunder.  The Company,  the Trustee,  the Custodian and such successor  shall take such action,  consistent with this Agreement,  as shall be necessary to effectuate any such succession.  The Servicing Fee for any successor
Master  Servicer  appointed  pursuant to this  Section 7.02 will be lowered with respect to those  Mortgage  Loans,  if any,  where the
Subservicing  Fee accrues at a rate of less than 0.20% per annum in the event that the successor  Master Servicer is not servicing such
Mortgage  Loans  directly  and it is necessary  to raise the related  Subservicing  Fee to a rate of 0.20% per annum in order to hire a
Subservicer with respect to such Mortgage Loans. The Master Servicer's  obligations  under the Insurance  Agreement shall be binding on any successor to the Master  Servicer,  but only to the extent of  Residential  Funding's  obligations  as Master  Servicer  under this
Agreement and from the effective time of any such succession.

          (b)     In connection with the termination or resignation of the Master Servicer  hereunder,  either (i) the successor Master
Servicer,  including  the Trustee if the Trustee is acting as  successor  Master  Servicer,  shall  represent  and warrant that it is a member  of MERS in good  standing  and shall  agree to  comply in all  material  respects  with the  rules  and  procedures  of MERS in connection  with the servicing of the Mortgage  Loans that are  registered  with MERS, in which case the  predecessor  Master  Servicer shall  cooperate with the successor  Master  Servicer in causing MERS to revise its records to reflect the transfer of servicing to the successor  Master Servicer as necessary  under MERS' rules and  regulations,  or (ii) the  predecessor  Master Servicer shall cooperate with the successor  Master  Servicer in causing MERS to execute and deliver an  assignment  of Mortgage in recordable  form to transfer the  Mortgage  from MERS to the Trustee and to execute  and deliver  such other  notices,  documents  and other  instruments  as may be necessary or  desirable  to effect a transfer of such  Mortgage  Loan or  servicing  of such  Mortgage  Loan on the MERS(R)System to the successor  Master  Servicer.  The  predecessor  Master  Servicer shall file or cause to be filed any such assignment in the appropriate recording  office.  The  predecessor  Master  Servicer  shall bear any and all fees of MERS,  costs of  preparing  any  assignments  of
Mortgage,  and fees and costs of filing any  assignments  of Mortgage  that may be required  under this  subsection  (b). The successor
Master  Servicer  shall cause such  assignment  to be delivered to the Trustee or the  Custodian  promptly upon receipt of the original with evidence of recording thereon or a copy certified by the public recording office in which such assignment was recorded.

         Section 7.03      Notification to Certificateholders.

         (a)      Upon any such  termination  or  appointment  of a successor  to the Master  Servicer,  the Trustee  shall give prompt written  notice  thereof  to the  Credit  Enhancer  and to the  Certificateholders,  at their  respective  addresses  appearing  in the
Certificate Register.

         (b)      Within 60 days after the  occurrence of any Event of Default,  the Trustee  shall  transmit by mail to all Holders of
Certificates  and the Credit  Enhancer  notice of each such Event of  Default  hereunder  known to the  Trustee,  unless  such Event of
Default shall have been cured or waived as provided in Section 7.04 hereof.

         Section 7.04      Waiver of Events of Default.

         The Credit Enhancer or the Holders  representing  at least 66% of the Voting Rights of  Certificates  affected by a default or
Event of Default  hereunder,  with the written consent of the Credit Enhancer,  which consent shall not be unreasonably  withheld,  may waive any default or Event of Default;  provided,  however, that (a) a default or Event of Default under clause (i) of Section 7.01 may be waived with the written  consent of the Credit  Enhancer,  only by all of the Holders of  Certificates  affected by such  default or
Event of Default (which Voting Rights of the Class A  Certificateholders  may be exercised by the Credit  Enhancer  without the consent of such Holders and may only be exercised by such  Holders with the prior  written  consent of the Credit  Enhancer so long as there is no Credit  Enhancer  Default) and (b) no waiver  pursuant to this Section 7.04 shall affect the Holders of  Certificates  in the manner set forth in Section  11.01(b)(i),  (ii) or (iii).  Upon any such waiver of a default or Event of Default by the Credit Enhancer or the
Holders  representing the requisite  percentage of Voting Rights of Certificates  affected by such default or Event of Default with the consent of the Credit  Enhancer,  which consent  shall not be  unreasonably  withheld,  such default or Event of Default shall cease to exist and shall be deemed to have been remedied for every  purpose  hereunder.  No such waiver shall extend to any  subsequent or other default or Event of Default or impair any right consequent thereon except to the extent expressly so waived.

         Section 7.05      Servicing Trigger; Removal of Master Servicer .

         (a)      Upon  determination by the Credit Enhancer or the Master Servicer that a Servicing  Trigger has occurred,  such party shall give written  notice of such  Servicing  Trigger to the Master  Servicer or Credit  Enhancer,  as  applicable,  the Company,  the
Trustee and each Rating Agency.

         (b)      At any time after such determination and while a Servicing Trigger is continuing,  the Credit Enhancer may direct the
Trustee in writing to remove the Master Servicer if the Credit Enhancer makes a determination  that the manner of master  servicing was a factor contributing to the size of the delinquencies or losses incurred in the Trust Fund.

         (c)      Upon receipt of directions  to remove the Master  Servicer  pursuant to the  preceding  clause (b), the Trustee shall notify the Master  Servicer that it has been  terminated and the Master Servicer shall be terminated in the same manner as specified in
Sections 7.01 and 7.02.

         (d)      After notice of occurrence of a Servicing Trigger has been given and while a Servicing  Trigger is continuing,  until and unless the Master  Servicer  has been  removed as provided in clause (b), the Master  Servicer  covenants  and agrees to act as the
Master  Servicer for a term from the  occurrence of the Servicing  Trigger to the end of the calendar  quarter in which such  Servicing
Trigger  occurs,  which term may at the Credit  Enhancer's  discretion  be  extended  by written  notice to the  Trustee and the Master
Servicer for successive  terms of three (3) calendar  months each,  until the  termination of the Trust Fund. The Master Servicer will, upon the receipt of each such notice of  extension (a "Master  Servicer  Extension  Notice")  become bound for the duration of the term covered by such Master  Servicer  Extension  Notice to continue as Master  Servicer  subject to and in accordance  with this Agreement.
If, as of the fifteenth  (15th) day prior to the last day of any term as the Master  Servicer,  the Trustee shall not have received any
Master Servicer Extension Notice from the Credit Enhancer,  the Trustee shall, within five (5) days thereafter,  give written notice of such nonreceipt to the Credit Enhancer and the Master  Servicer.  If any such term expires without a Master Servicer  Extension  Notice then the Trustee shall act as successor or appoint a successor Master Servicer as provided in Section 7.02.

         (e)      No provision of this  Section  7.05 shall have the effect of limiting  the rights of the  Company,  the Trustee,  the
Certificateholders or the Credit Enhancer under Section 7.01.

                                                             ARTICLE VIII

                                                        CONCERNING THE TRUSTEE

         Section 8.01      Duties of Trustee.

         (a)      The Trustee,  prior to the  occurrence of an Event of Default and after the curing or waiver of all Events of Default which may have occurred,  undertakes to perform such duties and only such duties as are  specifically  set forth in this Agreement.  In case an Event of Default has occurred  (which has not been cured or waived),  the Trustee shall  exercise such of the rights and powers vested in it by this  Agreement,  and use the same degree of care and skill in their  exercise as a prudent  investor would exercise or use under the circumstances in the conduct of such investor's own affairs.

         (b)      The Trustee, upon receipt of all resolutions,  certificates,  statements,  opinions,  reports,  documents,  orders or other  instruments  furnished  to the Trustee  which are  specifically  required to be  furnished  pursuant  to any  provision  of this
Agreement,  shall examine them to determine  whether they conform to the  requirements of this Agreement.  The Trustee shall notify the
Certificateholders  and the  Credit  Enhancer  of any such  documents  which do not  materially  conform  to the  requirements  of this
Agreement in the event that the Trustee, after so requesting, does not receive satisfactorily corrected documents.

         The Trustee  shall forward or cause to be forwarded in a timely  fashion the notices,  reports and  statements  required to be forwarded  by the Trustee  pursuant to Sections  4.03,  7.03 and 10.01.  The Trustee  shall  furnish in a timely  fashion to the Master
Servicer such  information in the Trustee's  possession as the Master Servicer may reasonably  request from time to time for the Master
Servicer  to  fulfill  its duties as set forth in this  Agreement  and the  Trustee  shall  furnish  in a timely  fashion to the Credit
Enhancer such information in its possession as the Credit Enhancer may reasonably  request from time to time for the Credit Enhancer to protect  its  interests  and to fulfill its duties  under the  Policy.  The  Trustee  covenants  and agrees  that it shall  perform its obligations  hereunder in a manner so as to maintain  the status of each of REMIC I and REMIC II as a REMIC under the REMIC  Provisions and  (subject  to  Section  10.01(f))  to prevent  the  imposition  of any  federal,  state or local  income,  prohibited  transaction, contribution or other tax on the Trust Fund to the extent that  maintaining  such status and avoiding such taxes are reasonably  within the control of the Trustee and are reasonably within the scope of its duties under this Agreement.

         (c)      No  provision of this  Agreement  shall be construed  to relieve the Trustee  from  liability  for its own  negligent action, its own negligent failure to act or its own willful misconduct; provided, however, that:

                  (i)      Prior to the  occurrence  of an Event of  Default,  and  after the  curing  or waiver of all such  Events of
         Default  which may have  occurred,  the duties and  obligations  of the  Trustee  shall be  determined  solely by the  express provisions of this  Agreement,  the Trustee shall not be liable except for the  performance of such duties and  obligations as are specifically set forth in this Agreement,  no implied  covenants or obligations  shall be read into this Agreement against the Trustee and, in the absence of bad faith on the part of the Trustee,  the Trustee may  conclusively  rely, as to the truth of the statements and the correctness of the opinions  expressed  therein,  upon any certificates or opinions furnished to the
         Trustee by the Company or the Master Servicer and which on their face, do not contradict the requirements of this Agreement;

                  (ii)     The Trustee  shall not be liable for an error of  judgment  made in good faith by a  Responsible  Officer or
         Responsible  Officers of the Trustee,  unless it shall be proved that the Trustee was negligent in ascertaining  the pertinent facts;

                  (iii)    The Trustee shall not be liable with respect to any action  taken,  suffered or omitted to be taken by it in good faith in accordance  with the  direction of the Credit  Enhancer or the  Certificateholders  holding  Certificates  which evidence  Percentage  Interests  aggregating  not less than 25% of the  affected  Classes as to the time,  method and place of conducting  any  proceeding  for any remedy  available to the Trustee,  or exercising  any trust or power  conferred  upon the
         Trustee, under this Agreement;

                  (iv)     The Trustee  shall not be charged  with  knowledge  of any  default  (other than a default in payment to the
         Trustee)  specified  in clauses  (i) and (ii) of Section  7.01 or an Event of Default  under  clauses  (iii),  (iv) and (v) of
         Section  7.01 unless a  Responsible  Officer of the Trustee  assigned to and working in the  Corporate  Trust  Office  obtains actual  knowledge of such failure or event or the Trustee  receives  written  notice of such failure or event at its Corporate
         Trust Office from the Master Servicer, the Credit Enhancer, the Company or any Certificateholder; and

                  (v)      Except to the extent  provided in Section 7.02, no provision in this Agreement  shall require the Trustee to expend or risk its own funds or otherwise  incur any personal  financial  liability in the performance of any of its duties as
         Trustee  hereunder,  or in the  exercise of any of its rights or powers,  if the  Trustee  shall have  reasonable  grounds for believing that repayment of funds or adequate indemnity against such risk or liability is not reasonably assured to it.

         (d)      The Trustee  shall timely pay, from its own funds,  the amount of any and all federal,  state and local taxes imposed on the Trust Fund or its assets or transactions including,  without limitation,  (A) "prohibited  transaction" penalty taxes as defined in Section  860F of the Code,  if, when and as the same shall be due and  payable,  (B) any tax on  contributions  to a REMIC after the
Closing Date  imposed by Section  860G(d) of the Code and (C) any tax on "net income from  foreclosure  property" as defined in Section
860G(c)  of the  Code,  but only if such  taxes  arise  out of a breach by the  Trustee  of its  obligations  hereunder,  which  breach constitutes negligence or willful misconduct of the Trustee.

         Section 8.02      Certain Matters Affecting the Trustee.

         (a)      Except as otherwise provided in Section 8.01:

                  (i)      The Trustee  may rely and shall be  protected  in acting or  refraining  from  acting  upon any  resolution,
         Officers'  Certificate,  certificate of auditors or any other certificate,  statement,  instrument,  opinion,  report, notice, request,  consent, order,  appraisal,  bond or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

                  (ii)     The Trustee may consult with counsel,  and any Opinion of Counsel  shall be full and complete  authorization and  protection  in respect of any action taken or suffered or omitted by it hereunder  in good faith and in  accordance  with such Opinion of Counsel;

                  (iii)    The  Trustee  shall be under no  obligation  to  exercise  any of the trusts or powers  vested in it by this
         Agreement  or to  institute,  conduct or defend any  litigation  hereunder  or in  relation  hereto at the  request,  order or direction of the Credit Enhancer or any of the  Certificateholders,  pursuant to the provisions of this Agreement,  unless (a)
         the Credit  Enhancer or such  Certificateholders,  as  applicable,  shall have offered to the Trustee  reasonable  security or indemnity  against the costs,  expenses and liabilities  which may be incurred therein or thereby and (b) so long as no Credit
         Enhancer  Default exists,  the Credit Enhancer has given its consent;  nothing  contained herein shall,  however,  relieve the
         Trustee of the  obligation,  upon the  occurrence of an Event of Default  (which has not been cured),  to exercise such of the rights  and  powers  vested in it by this  Agreement,  and to use the same  degree of care and  skill in their  exercise  as a prudent investor would exercise or use under the circumstances in the conduct of such investor's own affairs;

                  (iv)     The Trustee shall not be liable for any action  taken,  suffered or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement;

                  (v)      Prior to the  occurrence  of an Event of  Default  hereunder  and after the  curing of all Events of Default which may have  occurred,  the Trustee shall not be bound to make any  investigation  into the facts or matters  stated in any resolution,  certificate,  statement,  instrument,  opinion, report, notice, request,  consent, order, approval, bond or other paper or document,  unless  requested in writing so to do by the Credit  Enhancer or the Holders of  Certificates of any Class
         evidencing,  as to such Class,  Percentage  Interests,  aggregating  not less than 50% with the written  consent of the Credit
         Enhancer;  provided,  however,  that if the  payment  within a  reasonable  time to the  Trustee  of the  costs,  expenses  or liabilities  likely to be  incurred  by it in the  making  of such  investigation  is,  in the  opinion  of the  Trustee,  not reasonably  assured to the  Trustee by the  security  afforded to it by the terms of this  Agreement,  the Trustee may require reasonable  indemnity  against such expense or liability as a condition  to so  proceeding.  The  reasonable  expense of every such  examination  shall be paid by the Master  Servicer,  if an Event of Default shall have occurred and is  continuing,  and otherwise by the  Certificateholder  requesting the  investigation (or the Credit Enhancer,  if the Credit Enhancer  requested the investigation);

                  (vi)     The  Trustee  may  execute any of the trusts or powers  hereunder  or perform  any duties  hereunder  either directly or by or through  agents or attorneys  provided  that the Trustee  shall remain liable for any acts of such agents or attorneys.  The Trustee  shall not be liable for any action of the  Custodian  for so long as the  Custodian  is  unaffiliated with the Trustee; and

                  (vii)    To the extent authorized under the Code and the regulations promulgated  thereunder,  each Holder of a Class
         R Certificate hereby irrevocably  appoints and authorizes the Trustee to be its  attorney-in-fact  for purposes of signing any
         Tax  Returns  required  to be filed on  behalf of the Trust  Fund.  The  Trustee  shall  sign on behalf of the Trust  Fund and deliver to the Master  Servicer in a timely  manner any Tax Returns  prepared by or on behalf of the Master  Servicer that the
         Trustee is required to sign as determined by the Master  Servicer  pursuant to  applicable  federal,  state or local tax laws, provided  that the Master  Servicer  shall  indemnify  the Trustee for signing  any such Tax Returns  that  contain  errors or omissions.

         (b)      Following  the issuance of the  Certificates  (and except as provided  for in Section  2.04),  the Trustee  shall not accept any  contribution  of assets to the Trust Fund unless  (subject to Section  10.01(f)) it shall have  obtained or been  furnished with an Opinion of Counsel  to the effect  that such  contribution  will not (i) cause any of REMIC I or REMIC II to fail to qualify as a REMIC at any time that any  Certificates  are  outstanding  or (ii) cause the Trust Fund to be subject to any federal tax as a result of such  contribution  (including the imposition of any federal tax on "prohibited  transactions"  imposed under Section 860F(a) of the
Code).

         Section 8.03      Trustee Not Liable for Certificates or Mortgage Loans.

         The recitals  contained  herein and in the  Certificates  (other than the  execution of the  Certificates  and relating to the acceptance and receipt of the Mortgage  Loans) shall be taken as the  statements of the Company or the Master  Servicer as the case may be, and the Trustee  assumes no  responsibility  for their  correctness.  The Trustee  makes no  representations  as to the validity or sufficiency  of this  Agreement  or of the  Certificates  (except  that  the  Certificates  shall  be duly  and  validly  executed  and authenticated by it as Certificate  Registrar) or of any Mortgage Loan or related document,  or of MERS or the MERS(R)System.  Except as otherwise  provided  herein,  the Trustee shall not be accountable  for the use or application by the Company or the Master Servicer of any of the  Certificates  or of the proceeds of such  Certificates,  or for the use or  application of any funds paid to the Company or the Master  Servicer in respect of the  Mortgage  Loans or  deposited in or withdrawn  from the  Custodial  Account or the  Certificate
Account by the Company or the Master Servicer.

         Section 8.04      Trustee May Own Certificates.
         The Trustee in its  individual or any other capacity may become the owner or pledgee of  Certificates  with the same rights it would have if it were not Trustee.

         Section 8.05      Master Servicer to Pay Trustee's Fees and Expenses; Indemnification.

         (a)      The Master Servicer  covenants and agrees to pay to the Trustee and any co-trustee from time to time, and the Trustee and any co-trustee shall be entitled to, reasonable  compensation  (which shall not be limited by any provision of law in regard to the compensation  of a trustee of an  express  trust) for all  services  rendered  by each of them in the  execution  of the trusts  hereby created and in the exercise  and  performance  of any of the powers and duties  hereunder  of the Trustee and any  co-trustee,  and the
Master  Servicer will pay or reimburse the Trustee and any  co-trustee  upon request for all  reasonable  expenses,  disbursements  and advances  incurred or made by the Trustee or any co-trustee in accordance  with any of the provisions of this Agreement  (including the reasonable  compensation  and the expenses and  disbursements  of its counsel and of all persons not  regularly in its employ,  and the expenses  incurred by the Trustee or any  co-trustee  in connection  with the  appointment  of an office or agency  pursuant to Section
8.12) except any such expense, disbursement or advance as may arise from its negligence or bad faith.

         (b)      The Master  Servicer  agrees to  indemnify  the Trustee  for,  and to hold the Trustee  harmless  against,  any loss, liability or expense  incurred  without  negligence or willful  misconduct  on its part,  arising out of, or in  connection  with,  the acceptance and  administration  of the Trust Fund and the  administration  of the Custodial  Account,  including the costs and expenses
(including  reasonable  legal fees and expenses) of defending  itself against any claim in connection  with the exercise or performance of any of its powers or duties under this Agreement, provided that:

                  (i)      with respect to any such claim,  the Trustee shall have given the Master  Servicer  written  notice  thereof promptly after the Trustee shall have actual knowledge thereof;

                  (ii)     while  maintaining  control over its own defense,  the Trustee  shall  cooperate  and consult fully with the
         Master Servicer in preparing such defense; and

                  (iii)    notwithstanding  anything in this  Agreement to the contrary,  the Master  Servicer  shall not be liable for settlement of any claim by the Trustee  entered into without the prior consent of the Master  Servicer which consent shall not be unreasonably withheld.

         No  termination of this  Agreement  shall affect the  obligations  created by this Section  8.05(b) of the Master  Servicer to indemnify the Trustee under the conditions and to the extent set forth herein.

         Notwithstanding the foregoing,  the indemnification  provided by the Master Servicer in this Section 8.05(b) shall not pertain to any loss, liability or expense of the Trustee,  including the costs and expenses of defending itself against any claim,  incurred in connection with any actions taken by the Trustee at the direction of Certificateholders pursuant to the terms of this Agreement.

         Section 8.06      Eligibility Requirements for Trustee.

         The Trustee  hereunder  shall at all times be a national  banking  association  or a New York banking  corporation  having its principal  office in a state and city  acceptable to the Company and  reasonably  acceptable  to the Credit  Enhancer and organized and doing business under the laws of such state or the United States of America,  authorized  under such laws to exercise  corporate  trust powers,  having a combined  capital and surplus of at least  $50,000,000  and subject to supervision or examination by federal or state authority.  If such corporation or national banking  association  publishes reports of condition at least annually,  pursuant to law or to the  requirements of the aforesaid  supervising or examining  authority,  then for the purposes of this Section the combined capital and surplus of such  corporation  shall be deemed to be its  combined  capital  and  surplus as set forth in its most recent  report of condition  so  published.  In case at any time the  Trustee  shall  cease to be  eligible in  accordance  with the  provisions  of this
Section, the Trustee shall resign immediately in the manner and with the effect specified in Section 8.07.

         Section 8.07      Resignation and Removal of the Trustee.

         (a)      The Trustee may at any time resign and be discharged  from the trusts hereby created by giving written notice thereof to the Company,  the Master Servicer and the Credit  Enhancer.  Upon receiving such notice of  resignation,  the Company shall promptly appoint a successor trustee acceptable to the Credit Enhancer by written instrument,  in duplicate,  one copy of which instrument shall be delivered to the  resigning  Trustee and one copy to the  successor  trustee.  If no successor  trustee shall have been so appointed and have accepted  appointment  within 30 days after the giving of such notice of  resignation  then the Credit  Enhancer may appoint a successor  trustee and if the Credit Enhancer fails to do so within 30 days, the resigning  Trustee may petition any court of competent jurisdiction for the appointment of a successor trustee.

         (b)      If at any time the Trustee  shall cease to be eligible in  accordance  with the  provisions of Section 8.06 and shall fail to resign after written  request  therefor by the Credit  Enhancer or the Company with the consent of the Credit  Enhancer,  which such consent shall not be unreasonably  withheld,  or if at any time the Trustee shall become incapable of acting, or shall be adjudged bankrupt or insolvent,  or a receiver of the Trustee or of its property shall be appointed,  or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of  rehabilitation,  conservation or liquidation,  then the Credit
Enhancer or the Company,  with the consent of the Credit Enhancer,  which such consent shall not be unreasonably  withheld,  may remove the Trustee and appoint a successor  trustee approved by the Credit  Enhancer,  which approval shall not be unreasonably  withheld,  by written  instrument,  in  duplicate,  one copy of which  instrument  shall be  delivered  to the Trustee so removed and one copy to the successor  trustee.  In addition,  in the event that the Credit  Enhancer or the Company  determines that the Trustee has failed (i) to make a required  claim under the Policy of which it has been notified  pursuant to Section  4.10(a) or failed to distribute or cause to be distributed to  Certificateholders  any amount required to be distributed  hereunder  (including any Insured Amount), if such amount is held by the Trustee or its Paying  Agent  (other than the Master  Servicer or the  Company)  for  distribution  or (ii) to otherwise observe or perform in any material respect any of its covenants,  agreements or obligations hereunder,  and such failure shall continue unremedied  for a period of 5 days (in  respect of clause (i) above) or 30 days (in  respect of clause  (ii)  above)  after the date on which written notice of such failure,  requiring that the same be remedied,  shall have been given to the Trustee by the Company or the
Credit  Enhancer,  then the Company with the consent of the Credit  Enhancer,  which consent shall not be  unreasonably  withheld,  may remove the  Trustee  and  appoint a  successor  trustee  approved by the Credit  Enhancer,  which  approval  shall not be  unreasonably withheld,  by written  instrument  delivered as provided in the preceding  sentence.  In connection with the appointment of a successor trustee pursuant to the preceding  sentence,  the Company shall, on or before the date on which any such appointment becomes effective, obtain from each  Rating  Agency  written  confirmation  that the  appointment  of any such  successor  trustee  will not result in the reduction  of the  ratings  on any Class of the  Certificates  below  the  lesser  of the then  current  or  original  ratings  on such
Certificates (without taking into account the Policy).

         (c)      During the continuance of a Credit  Enhancer  Default,  the Holders of  Certificates  entitled to at least 51% of the
Voting Rights may at any time remove the Trustee and appoint a successor trustee by written  instrument or instruments,  in triplicate, signed by such Holders or their  attorneys-in-fact  duly authorized,  one complete set of which  instruments  shall be delivered to the
Company, one complete set to the Trustee so removed and one complete set to the successor so appointed.

         (d)      Any  resignation or removal of the Trustee and appointment of a successor  trustee  pursuant to any of the provisions of this Section shall become effective upon acceptance of appointment by the successor trustee as provided in Section 8.08.

         Section 8.08      Successor Trustee.

         (a)      Any successor  trustee  appointed as provided in Section 8.07 shall execute,  acknowledge and deliver to the Company, the Credit Enhancer and its predecessor trustee an instrument  accepting such appointment  hereunder,  and thereupon the resignation or removal of the  predecessor  trustee  shall become  effective and such  successor  trustee  shall become  effective and such  successor trustee,  without any further act, deed or conveyance,  shall become fully vested with all the rights,  powers,  duties and obligations of its predecessor  hereunder,  with the like effect as if originally  named as trustee herein.  The predecessor  trustee shall deliver to the  successor  trustee all Custodial  Files and related  documents and  statements  held by it hereunder  (other than any Custodial
Files at the time held by a Custodian,  which shall become the agent of any successor trustee hereunder),  and the Company,  the Master
Servicer  and the  predecessor  trustee  shall  execute and deliver such  instruments  and do such other  things as may  reasonably  be required for more fully and certainly vesting and confirming in the successor trustee all such rights, powers, duties and obligations.

         (b)      No successor trustee shall accept  appointment as provided in this Section unless at the time of such acceptance such successor trustee shall be eligible under the provisions of Section 8.06.

         (c)      Upon acceptance of appointment by a successor  trustee as provided in this Section,  the Company shall mail notice of the succession of such trustee  hereunder to all Holders of Certificates at their  addresses as shown in the Certificate  Register.  If the Company fails to mail such notice within 10 days after acceptance of appointment by the successor  trustee,  the successor  trustee shall cause such notice to be mailed at the expense of the Company.

         Section 8.09      Merger or Consolidation of Trustee.

         Any  corporation  or national  banking  association  into which the Trustee may be merged or converted or with which it may be consolidated or any corporation or national  banking  association  resulting from any merger,  conversion or consolidation to which the
Trustee shall be a party, or any corporation or national banking  association  succeeding to the business of the Trustee,  shall be the successor of the Trustee  hereunder,  provided such corporation or national banking  association shall be eligible under the provisions of Section  8.06,  without the execution or filing of any paper or any further act on the part of any of the parties  hereto,  anything herein to the contrary  notwithstanding.  The Trustee shall mail notice of any such merger or consolidation  to the  Certificateholders at their address as shown in the Certificate Register.

         Section 8.10      Appointment of Co-Trustee or Separate Trustee.

         (a)      Notwithstanding  any other provisions  hereof, at any time, for the purpose of meeting any legal  requirements of any jurisdiction  in which any part of the Trust Fund or property  securing  the same may at the time be located,  the Master  Servicer and the Trustee acting jointly shall have the power and shall execute and deliver all  instruments to appoint one or more Persons  approved by the Trustee to act as co-trustee or co-trustees,  jointly with the Trustee, or separate trustee or separate trustees,  of all or any part of the Trust Fund,  and to vest in such Person or Persons,  in such  capacity,  such title to the Trust Fund, or any part thereof, and, subject to the other provisions of this Section 8.10, such powers, duties,  obligations,  rights and trusts as the Master Servicer and the Trustee may consider  necessary or desirable.  If the Master Servicer shall not have joined in such appointment  within 15 days after the  receipt by it of a request so to do, or in case an Event of Default  shall have  occurred  and be  continuing,  the  Trustee alone shall have the power to make such  appointment.  No co-trustee or separate trustee  hereunder shall be required to meet the terms of  eligibility  as a successor  trustee under Section 8.06 hereunder and no notice to Holders of  Certificates  of the  appointment of co-trustee(s) or separate trustee(s) shall be required under Section 8.08 hereof.

         (b)      In the case of any appointment of a co-trustee or separate trustee pursuant to this Section 8.10 all rights,  powers, duties and  obligations  conferred  or imposed upon the Trustee  shall be  conferred or imposed upon and  exercised or performed by the
Trustee,  and such separate  trustee or co-trustee  jointly,  except to the extent that under any law of any  jurisdiction in which any particular  act or acts are to be  performed  (whether as Trustee  hereunder or as successor  to the Master  Servicer  hereunder),  the
Trustee shall be incompetent or unqualified  to perform such act or acts, in which event such rights,  powers,  duties and  obligations
(including  the holding of title to the Trust Fund or any portion  thereof in any such  jurisdiction)  shall be exercised and performed by such separate trustee or co-trustee at the direction of the Trustee.

         (c)      Any notice,  request or other  writing  given to the  Trustee  shall be deemed to have been given to each of the then separate  trustees and co-trustees,  as effectively as if given to each of them.  Every  instrument  appointing any separate trustee or co-trustee  shall refer to this  Agreement and the  conditions of this Article VIII.  Each separate  trustee and  co-trustee,  upon its acceptance of the trusts  conferred,  shall be vested with the estates or property  specified in its instrument of appointment,  either jointly with the Trustee or  separately,  as may be provided  therein,  subject to all the provisions of this  Agreement,  specifically including every  provision of this Agreement  relating to the conduct of,  affecting the liability of, or affording  protection to, the
Trustee.  Every such instrument shall be filed with the Trustee.

         (d)      Any separate  trustee or co-trustee may, at any time,  constitute the Trustee,  its agent or  attorney-in-fact,  with full power and  authority,  to the extent not  prohibited  by law,  to do any lawful act under or in respect of this  Agreement  on its behalf and in its name. If any separate  trustee or co-trustee  shall die,  become  incapable of acting,  resign or be removed,  all of its estates,  properties,  rights,  remedies and trusts shall vest in and be exercised by the Trustee,  to the extent permitted by law, without the appointment of a new or successor trustee.

         Section 8.11      Appointment of Custodians.

         The Trustee may, with the consent of the Master Servicer,  the Credit Enhancer and the Company,  or shall, at the direction of the Master Servicer,  the Credit Enhancer and the Company,  appoint one or more custodians who are not Affiliates of the Company or the
Master  Servicer to hold all or a portion of the  Custodial  Files as agent for the Trustee,  by entering  into a Custodial  Agreement.
The Trustee is hereby  directed to enter into a Custodial  Agreement with Wells Fargo Bank,  N.A.  Subject to Article VIII, the Trustee
agrees to  comply  with the terms of each  Custodial  Agreement  with  respect  to the  Custodial  Files and to  enforce  the terms and provisions  thereof  against the related  custodian for the benefit of the  Certificateholders.  Each  custodian  shall be a depository institution  subject to supervision by federal or state authority,  shall have a combined  capital and surplus of at least  $15,000,000 and shall be  qualified to do business in the  jurisdiction  in which it holds any  Custodial  File.  Each  Custodial  Agreement,  with respect to the Custodial Files, may be amended only as provided in Section 11.01.  The Trustee shall notify the  Certificateholders  of the appointment of any custodian (other than the custodian appointed as of the Closing Date) pursuant to this Section 8.11.

         Section 8.12      Appointment of Office or Agency.

         The  Trustee  initially  designates  its  offices  located  at the  Corporate  Trust  Office for the  purpose  of keeping  the
Certificate  Register.  Certificates  may be surrendered for  registration  of transfer or exchange at the Corporate Trust Office.  The
Trustee will maintain an office at the address  stated in Section  11.05(c)  hereof where notices and demands to or upon the Trustee in respect of this Agreement may be served.

                                                              ARTICLE IX

                                                              TERMINATION

         Section 9.01      Optional  Purchase by the Master  Servicer of All  Certificates;  Termination  Upon  Purchase by the Master
                           Servicer or Liquidation of All Mortgage Loans.

         (a)      Subject to Section 9.02, the respective  obligations and responsibilities of the Company, the Master Servicer and the
Trustee  created hereby in respect of the  Certificates  (other than the  obligation of the Trustee to make certain  payments after the
Final  Distribution  Date to  Certificateholders  and the Credit  Enhancer and the obligation of the Company to send certain notices as hereinafter  set forth)  shall  terminate  upon the last  action  required to be taken by the  Trustee on the Final  Distribution  Date pursuant to this Article IX following the earlier of:

                  (i)      the later of the final payment or other  liquidation  of the last Mortgage Loan  remaining in the Trust Fund or the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan, or

                  (ii)     the  purchase  by the Master  Servicer of all  Mortgage  Loans and all  property  acquired in respect of any
         Mortgage Loan remaining in the Trust Fund at a price equal to 100% of the unpaid  principal  balance of each Mortgage Loan or, if less than such unpaid principal  balance,  the fair market value of any REO Property if such fair market value is less than such unpaid  principal  balance on the day of purchase,  plus accrued  interest on each Mortgage Loan at the Net Mortgage Rate to, but not  including,  the first day of the month in which such purchase  price is  distributed,  including  payments of any amounts due to the Credit Enhancer pursuant to the Insurance Agreement;  provided,  however,  that in no event shall the trust created hereby  continue  beyond the  expiration of 21 years from the death of the last survivor of the  descendants of Joseph
         P.  Kennedy,  the late  ambassador of the United  States to the Court of St.  James,  living on the date hereof;  and provided further that the purchase price set forth above shall be increased as is necessary,  as determined by the Master Servicer,  to avoid disqualification of either of REMIC I or REMIC II as a REMIC .

         The  purchase  price paid by the Master  Servicer  pursuant to Section  9.01(a)(ii)  shall also  include  any amounts  owed by
Residential  Funding  pursuant to the last paragraph of Section 4 of the Assignment  Agreement in respect of any liability,  penalty or expense  that  resulted  from a breach of the  representation  and  warranty  set forth in clause  (h) of  Section 4 of the  Assignment
Agreement that remain unpaid on the date of such purchase.

         The right of the Master  Servicer to purchase  all the assets of the Trust Fund  relating to the  Mortgage  Loans  pursuant to clause  (ii)  above  is  conditioned  upon the  Pool  Principal  Balance,  after  giving  effect  to  distributions  to be made on such
Distribution  Date,  being less than ten percent of the Cut-off Date Principal  Balance of the Mortgage Loans. In addition,  the Master
Servicer  shall provide to the Trustee the  certification  required by Section 3.14 and the Trustee and the Custodian  shall,  promptly following  payment of the purchase price,  release to the Master  Servicer the Custodial  Files  pertaining to the Mortgage Loans being purchased.  No purchase  pursuant to clause (ii) of this Section  9.01(a) is  permitted if it would result in a draw on the Policy,  or would result in any amounts owing to the Credit Enhancer remaining  unreimbursed,  unless, in either case, the Credit Enhancer consents in writing.

         In addition to the foregoing,  on any  Distribution  Date on which the Pool Principal  Balance is less than ten percent of the
Cut-off Date Principal  Balance of the Mortgage Loans,  the Master Servicer shall have the right, at its option,  to purchase the Class
A Certificates in whole, but not in part, at a price equal to the outstanding  Certificate  Principal Balance of such Certificates plus the sum of one month's Accrued  Certificate  Interest thereon for the related Interest Accrual Period and any previously unpaid Accrued
Certificate  Interest and any unpaid Prepayment  Interest  Shortfalls plus accrued interest thereon at the related  Pass-Through  Rate.
If the Master Servicer exercises this right to purchase the outstanding  Certificates,  the Master Servicer will promptly terminate the respective obligations and responsibilities created hereby in respect of the Certificates pursuant to this Article IX.

         (b)      The Master  Servicer  shall give the  Trustee  and the Credit  Enhancer  not less than 60 days'  prior  notice of the
Distribution Date on which the Master Servicer anticipates that the final distribution will be made to  Certificateholders  (whether as a result of the  exercise by the Master  Servicer of its right to purchase the assets of the Trust Fund or  otherwise)  or on which the
Master Servicer  anticipates  that the  Certificates  will be purchased (as a result of the exercise by the Master Servicer to purchase the outstanding  Certificates).  Notice of any termination,  specifying the anticipated Final  Distribution Date (which shall be a date that would otherwise be a Distribution  Date) upon which the  Certificateholders  may surrender  their  Certificates to the Trustee for payment  of the final  distribution  and  cancellation  or notice of any  purchase  of the  outstanding  Certificates,  specifying  the
Distribution  Date upon which the Holders may surrender their  Certificates to the Trustee for payment,  shall be given promptly by the
Master Servicer (if it is exercising its right to purchase the assets of the Trust Fund or to purchase the  outstanding  Certificates), or by the Trustee (in any other case) by letter to Certificateholders  (with a copy to the Certificate  Registrar,  the Credit Enhancer and each Rating  Agency)  mailed not earlier than the 15th day and not later than the 25th day of the month next preceding the month of such final distribution specifying:

                  (i)      the anticipated  Final  Distribution  Date upon which final payment of the Certificates is anticipated to be made upon  presentation  and surrender of Certificates  at the office or agency of the Trustee  therein  designated or, in the case of the purchase by the Master Servicer of the outstanding  Certificates,  the Distribution Date on which such purchase is to be made,

                  (ii)     the amount of any such final payment or, in the case of the purchase of the  outstanding  Certificates,  the purchase price, in either case, if known, and

                  (iii)    that the Record Date otherwise  applicable to such  Distribution  Date is not  applicable,  and that payment will be made only upon  presentation  and  surrender  of the  Certificates  at the  office  or agency of the  Trustee  therein specified.

         If the Master  Servicer or the Trustee is  obligated to give notice to  Certificateholders  as  aforesaid,  it shall give such notice to the Certificate  Registrar at the time such notice is given to  Certificateholders  and, if the Master Servicer is exercising its rights to purchase the outstanding  Certificates,  it shall give such notice to each Rating Agency at the time such notice is given to  Certificateholders.  As a result of the exercise by the Master  Servicer of its right to purchase the assets of the Trust Fund, the
Master Servicer shall deposit in the Certificate Account,  before the Final Distribution Date in immediately  available funds an amount equal to the purchase  price for the assets of the Trust Fund,  computed as provided  above.  As a result of the exercise by the Master
Servicer of its right to purchase the outstanding Certificates,  the Master Servicer shall deposit in an Eligible Account,  established by the Master Servicer on behalf of the Trustee and separate from the  Certificate  Account in the name of the Trustee in trust for the registered  holders of the  Certificates,  before the  Distribution  Date on which such purchase is to occur in  immediately  available funds an amount equal to the purchase price for the  Certificates,  computed as above  provided,  and provide notice of such deposit to the Trustee and the Credit  Enhancer.  The Trustee will  withdraw from such account the amount  specified in  subsection  (c) below and distribute  such amount to the  Certificateholders  as specified in  subsection  (c) below.  The Master  Servicer  shall provide to the
Trustee written  notification of any change to the anticipated  Final  Distribution  Date as soon as practicable.  If the Trust Fund is not terminated on the  anticipated  Final  Distribution  Date,  for any reason,  the Trustee shall promptly mail notice thereof to each affected Certificateholder.

         (c)      Upon  presentation and surrender of the Certificates by the  Certificateholders,  the Trustee shall distribute to the
Certificateholders  (i) the amount  otherwise  distributable  on such  Distribution  Date in  accordance  with Section  4.02, if not in connection with the Master Servicer's election to repurchase the assets of the Trust Fund or the outstanding  Certificates,  or (ii) if the Master  Servicer  elected to so repurchase  the assets of the Trust Fund or the  outstanding  Certificates,  an amount equal to the price paid  pursuant  to Section  9.01(a),  as  follows:  first,  to the Class A  Certificates  on a pro rata  basis,  the  outstanding
Certificate  Principal  Balance  thereof plus Accrued  Certificate  Interest  thereon for the related  Interest  Accrual Period and any previously  unpaid Accrued  Certificate  Interest and any unpaid  Prepayment  Interest  Shortfalls and accrued  interest thereon at the applicable  Pass-Through  Rate,  second,  to the Credit Enhancer,  the amount of any cumulative  Insured Amounts by the Credit Enhancer under the Policy to the extent not  previously  reimbursed  and any other  amounts  owed to the  Credit  Enhancer  under the  Insurance
Agreement, and third, to the Class SB Certificates.

         (d)      In the event that any  Certificateholders  shall not surrender their  Certificates for final payment and cancellation on or before the Final  Distribution  Date, the Trustee shall on such date cause all funds in the  Certificate  Account not distributed in final distribution to  Certificateholders  to be withdrawn therefrom and credited to the remaining  Certificateholders by depositing such funds in a separate  escrow  account for the benefit of such  Certificateholders,  and the Master  Servicer (if it  exercised  its right to  purchase  the assets of the Trust  Fund),  or the  Trustee  (in any other  case)  shall give a second  written  notice to the remaining  Certificateholders  to  surrender  their  Certificates  for  cancellation  and receive the final  distribution  with respect thereto.  If within six months after the second notice any Certificate  shall not have been surrendered for  cancellation,  the Trustee shall take appropriate  steps as directed by the Master Servicer to contact the remaining  Certificateholders  concerning  surrender of their  Certificates.  The costs and expenses of maintaining the escrow account and of contacting  Certificateholders  shall be paid out of the assets which remain in the escrow account.  If within nine months after the second notice any  Certificates  shall not have been surrendered for  cancellation,  the Trustee shall pay to the Master Servicer all amounts  distributable  to the holders thereof and the
Master  Servicer shall  thereafter hold such amounts until  distributed to such Holders.  No interest shall accrue or be payable to any
Certificateholder  on any amount held in the escrow account or by the Master Servicer as a result of such  Certificateholder's  failure to surrender its  Certificate(s) for final payment thereof in accordance with this Section 9.01 and the  Certificateholders  shall look only to the Master Servicer for such payment.

         (e)      If any  Certificateholders do not surrender their Certificates on or before the Distribution Date on which a purchase of the outstanding  Certificates is to be made, the Trustee shall on such date cause all funds in the Eligible  Account  established by the Master Servicer  deposited therein by the Master Servicer pursuant to Section 9.01(b) to be withdrawn  therefrom and deposited in a separate  escrow  account for the benefit of such  Certificateholders,  and the Master  Servicer  shall give a second written notice to such  Certificateholders  to surrender their  Certificates  for payment of the purchase price therefor.  If within six months after the second notice any Certificate  shall not have been surrendered for  cancellation,  the Trustee shall take appropriate steps as directed by the  Master  Servicer  to contact  the  Holders of such  Certificates  concerning  surrender  of their  Certificates.  The costs and expenses of  maintaining  the escrow account and of contacting  Certificateholders  shall be paid out of the assets which remain in the escrow account.  If within nine months after the second notice any  Certificates  shall not have been  surrendered for  cancellation in accordance  with this Section 9.01, the Trustee shall pay to the Master Servicer all amounts  distributable  to the Holders thereof and shall have no further  obligation or liability  therefor and the Master Servicer shall  thereafter hold such amounts until  distributed to such Holders.  No interest  shall accrue or be payable to any  Certificateholder  on any amount held in the escrow account or by the
Master Servicer as a result of such  Certificateholder's  failure to surrender its  Certificate(s)  for payment in accordance with this
Section 9.01. Any  Certificate  that is not  surrendered  on the  Distribution  Date on which a purchase  pursuant to this Section 9.01 occurs as  provided  above  will be  deemed to have been  purchased  and the  Holder as of such date will have no rights  with  respect thereto  except to receive the purchase price  therefor  minus any costs and expenses  associated  with such escrow account and notices allocated  thereto.  Any Certificates so purchased or deemed to have been purchased on such Distribution Date shall remain  outstanding hereunder.  The Master Servicer shall be for all purposes the Holder thereof as of such date.

         Section 9.02      Additional Termination Requirements.

         (a)      Each of REMIC I and REMIC II, as the case may be, shall be  terminated in  accordance  with the following  additional requirements,  unless the Trustee,  the Credit  Enhancer and the Master  Servicer have received an Opinion of Counsel (which Opinion of
Counsel  shall not be an expense of the  Trustee or the Credit  Enhancer)  to the effect that the failure of either of REMIC I or REMIC
II, as the case may be, to comply with the  requirements  of this Section 9.02 will not (i) result in the  imposition on the Trust Fund of taxes on  "prohibited  transactions,"  as described in Section 860F of the Code, or (ii) cause either of REMIC I or REMIC II to fail to qualify as a REMIC at any time that any Certificate is outstanding:

                  (i)      The  Master  Servicer  shall  establish  a 90-day  liquidation  period  for each of REMIC I and REMIC II and specify  the first day of such  period in a  statement  attached  to the Trust  Fund's  final Tax Return  pursuant to Treasury regulations  1.860F-1.  The Master Servicer also shall satisfy all of the requirements of a qualified  liquidation for each of
         REMIC I and REMIC II under Section 860F of the Code and the regulations thereunder;

                  (ii)     The Master Servicer shall notify the Trustee at the commencement of such 90-day  liquidation  period and, at or prior to the time of making of the final payment on the  Certificates,  the Trustee shall sell or otherwise  dispose of all of the remaining assets of the Trust Fund in accordance with the terms hereof; and

                  (iii)    If the Master  Servicer or the Company is exercising its right to purchase the assets of the Trust Fund, the
         Master Servicer shall,  during the 90-day liquidation  period and at or prior to the Final Distribution Date,  purchase all of the assets of the Trust Fund for cash.

         (b)      Each Holder of a Certificate  and the Trustee  hereby  irrevocably  approves and appoints the Master  Servicer as its attorney-in-fact  to adopt a plan of  complete  liquidation  for  each of REMIC I and  REMIC II at the  expense  of the  Trust  Fund in accordance with the terms and conditions of this Agreement.

                                                               ARTICLE X

                                                           REMIC PROVISIONS

         Section 10.01     REMIC Administration.

         (a)      The REMIC  Administrator  shall make an election to treat each of REMIC I and REMIC II as a REMIC under the Code and, if necessary,  under  applicable  state law. Such election will be made on Form 1066 or other  appropriate  federal tax or  information return  (including  Form 8811) or any  appropriate  state return for the taxable  year ending on the last day of the  calendar  year in which the  Certificates  are issued.  The REMIC I Regular  Interests  shall be designated as the "regular  interests" and the Class R-I
Certificates  shall be designated as the sole Class of "residual  interests" in REMIC I. The Class A-1V,  Class A-1F,  Class A-2, Class
A-3, Class A-4, Class A-5, Class A-6  Certificates  and REMIC II Regular  Interests SB-IO and SB-PO shall be designated as the "regular interests"  and the Class R-II  Certificates  shall be  designated  as the sole Class of  "residual  interests"  in REMIC II. The REMIC
Administrator  and the Trustee  shall not permit the  creation of any  "interests"  (within the meaning of Section 860G of the Code) in
REMIC I or REMIC II other than the REMIC I Regular Interests and the Certificates.

         (b)      The Closing  Date is hereby  designated  as the  "startup  day" of each of REMIC I and REMIC II within the meaning of
Section 860G(a)(9) of the Code (the "Startup Date").

         (c)      The REMIC  Administrator  shall hold a Class R Certificate  in each REMIC  representing  at least a 0.01%  Percentage
Interest of the Class R Certificates  in each REMIC,  and shall be designated as "the tax matters person" with respect to each of REMIC
I  and  REMIC  II  in  the  manner  provided  under  Treasury   Regulations  Section  1.860F-4(d)  and  Treasury   Regulations  Section
301.6231(a)(7)-1.  The  REMIC  Administrator,  as tax  matters  person,  shall  (i) act on  behalf  of each of REMIC I and  REMIC II in relation  to any tax  matter or  controversy  involving  the Trust Fund and (ii)  represent  the Trust  Fund in any  administrative  or judicial  proceeding  relating to an  examination  or audit by any  governmental  taxing  authority  with  respect  thereto.  The legal expenses,  including without limitation  attorneys' or accountants' fees, and costs of any such proceeding and any liability  resulting therefrom shall be expenses of the Trust Fund and the REMIC  Administrator  shall be entitled to reimbursement  therefor out of amounts attributable  to the Mortgage  Loans on deposit in the  Custodial  Account as provided by Section  3.10 unless such legal  expenses and costs  are  incurred  by  reason  of the  REMIC  Administrator's  willful  misfeasance,  bad  faith or gross  negligence.  If the REMIC
Administrator  is no longer the Master  Servicer  hereunder,  at its option the REMIC  Administrator  may  continue its duties as REMIC
Administrator  and shall be paid reasonable  compensation not to exceed $3,000 per year by any successor Master Servicer  hereunder for so acting as the REMIC Administrator.

         (d)      The REMIC  Administrator shall prepare or cause to be prepared all of the Tax Returns that it determines are required with  respect to the REMICs  created  hereunder  and deliver such Tax Returns in a timely  manner to the Trustee and the Trustee  shall sign and file such Tax Returns in a timely  manner.  The expenses of preparing  such returns shall be borne by the REMIC  Administrator without any right of reimbursement  therefor.  The REMIC  Administrator  agrees to indemnify and hold harmless the Trustee with respect to any tax or liability  arising from the Trustee's  signing of Tax Returns that contain  errors or  omissions.  The Trustee and Master
Servicer  shall  promptly  provide the REMIC  Administrator  with such  information  as the REMIC  Administrator  may from time to time request for the purpose of enabling the REMIC Administrator to prepare Tax Returns.

         (e)      The REMIC  Administrator  shall  provide  (i) to any  Transferor  of a Class R  Certificate  such  information  as is necessary  for the  application  of any tax  relating  to the  transfer of a Class R  Certificate  to any Person who is not a Permitted
Transferee,  (ii) to the Trustee and the Trustee shall forward to the  Certificateholders  such  information or reports as are required by the Code or the REMIC  Provisions  including  reports  relating to interest,  original issue discount and market discount or premium
(using the Prepayment  Assumption)  and (iii) to the Internal  Revenue  Service the name,  title,  address and telephone  number of the person who will serve as the representative of each REMIC created hereunder.

         (f)      The Master Servicer and the REMIC  Administrator shall take such actions and shall cause each REMIC created hereunder to take such actions as are reasonably  within the Master Servicer's or the REMIC  Administrator's  control and the scope of its duties more  specifically  set forth herein as shall be  necessary  or  desirable  to maintain  the status  thereof as a REMIC under the REMIC
Provisions (and the Trustee shall assist the Master Servicer and the REMIC  Administrator,  to the extent  reasonably  requested by the
Master Servicer and the REMIC  Administrator  to do so). In performing their duties as more  specifically set forth herein,  the Master
Servicer and the REMIC Administrator  shall not knowingly or intentionally take any action,  cause the Trust Fund to take any action or fail to take (or fail to cause to be taken)  any  action  reasonably  within  their  respective  control  and the scope of duties  more specifically  set forth herein,  that,  under the REMIC  Provisions,  if taken or not taken, as the case may be, could (i) endanger the status  of  either  of REMIC I or REMIC II as a REMIC or (ii)  result  in the  imposition  of a tax upon  either of REMIC I or REMIC II
(including but not limited to the tax on prohibited  transactions  as defined in Section  860F(a)(2) of the Code (except as provided in
Section 2.04) and the tax on  contributions  to a REMIC set forth in Section 860G(d) of the Code) (either such event, in the absence of an Opinion of Counsel or the  indemnification  referred to in this sentence,  an "Adverse REMIC Event") unless the Credit  Enhancer and the Master  Servicer  or the REMIC  Administrator,  as  applicable,  has  received  an Opinion of Counsel  (at the expense of the party seeking to take such  action or, if such party  fails to pay such  expense,  and the Master  Servicer  or the REMIC  Administrator,  as
applicable,  determines  that  taking  such action is in the best  interest  of the Trust Fund and the  Certificateholders  (and is not
adverse to the  interests  of the Credit  Enhancer),  at the  expense of the Trust  Fund,  but in no event at the expense of the Master
Servicer,  the REMIC  Administrator or the Trustee) to the effect that the contemplated action will not, with respect to the Trust Fund created  hereunder,  endanger such status or, unless the Master Servicer or the REMIC  Administrator or both, as applicable,  determine in its or their sole  discretion to indemnify the Trust Fund against the  imposition of such a tax,  result in the imposition of such a tax.  Wherever  in this  Agreement  a  contemplated  action may not be taken  because  the timing of such  action  might  result in the imposition of a tax on the Trust Fund,  or may only be taken  pursuant to an Opinion of Counsel that such action would not impose a tax on the Trust Fund,  such action may  nonetheless be taken provided that the indemnity  given in the preceding  sentence with respect to any taxes that might be imposed on the Trust Fund has been given and that all other  preconditions  to the taking of such  action  have been  satisfied.  The Trustee shall not take or fail to take any action  (whether or not  authorized  hereunder) as to which the Master
Servicer  or the REMIC  Administrator,  as  applicable,  has  advised it in writing  that it has  received an Opinion of Counsel to the effect that an Adverse  REMIC Event could occur with  respect to such  action or failure to take such  action.  In  addition,  prior to taking any action with respect to the Trust Fund or its assets,  or causing the Trust Fund to take any action,  which is not  expressly permitted  under the terms of this  Agreement,  the Trustee will consult with the Credit  Enhancer and the Master Servicer or the REMIC
Administrator,  as applicable,  or its designee,  in writing, with respect to whether such action could cause an Adverse REMIC Event to occur with  respect to the Trust Fund,  and the Trustee  shall not take any such action or cause the Trust Fund to take any such action as to which the Master  Servicer or the REMIC  Administrator,  as  applicable,  has advised it in writing  that an Adverse  REMIC Event could occur.  The Master  Servicer or the REMIC  Administrator,  as applicable,  may consult with counsel to make such written  advice, and the cost of same shall be borne by the party  seeking  to take the action not  expressly  permitted  by this  Agreement,  but in no event at the  expense of the Master  Servicer  or the REMIC  Administrator.  At all times as may be  required  by the Code,  the Master
Servicer  or the  REMIC  Administrator,  as  applicable,  will to the  extent  within  its  control  and the scope of its  duties  more specifically set forth herein,  maintain  substantially  all of the assets of REMIC I and REMIC II as "qualified  mortgages" as defined in Section 860G(a)(3) of the Code and "permitted investments" as defined in Section 860G(a)(5) of the Code.

         (g)      In the event  that any tax is imposed on  "prohibited  transactions"  of any REMIC  created  hereunder  as defined in
Section  860F(a)(2) of the Code, on "net income from  foreclosure  property" of any REMIC as defined in Section 860G(c) of the Code, on any  contributions  to any REMIC after the Startup Date therefor  pursuant to Section  860G(d) of the Code, or any other tax imposed by the Code or any applicable  provisions of state or local tax laws,  such tax shall be charged (i) to the Master  Servicer,  if such tax arises out of or results from a breach by the Master  Servicer of any of its  obligations  under this Agreement or the Master  Servicer has in its sole discretion  determined to indemnify the Trust Fund against such tax, (ii) to the Trustee,  if such tax arises out of or results from a breach by the Trustee of any of its obligations  under this Article X, or (iii) otherwise  against amounts on deposit in the Custodial Account as provided by Section 3.10 and on the Distribution  Date(s)  following such  reimbursement the aggregate of such taxes shall be  allocated  in reduction of the Accrued  Certificate  Interest on each Class  entitled  thereto in the same manner as if such taxes constituted a Prepayment Interest Shortfall.

         (h)      The REMIC  Administrator  and the Master Servicer shall, for federal income tax purposes,  maintain books and records with respect to each REMIC on a calendar year and on an accrual basis or as otherwise may be required by the REMIC Provisions.

         (i)      Following the Startup Date,  neither the Master Servicer nor the Trustee shall accept any  contributions of assets to any REMIC  unless  (subject to Section  10.01(f))  the Master  Servicer,  the Credit  Enhancer and the Trustee  shall have  received an
Opinion of Counsel (at the expense of the party seeking to make such  contribution)  to the effect that the inclusion of such assets in any  REMIC  will not  cause  either  of  REMIC I or REMIC II to fail to  qualify  as a REMIC  at any  time  that any  Certificates  are outstanding  or subject any such REMIC to any tax under the REMIC  Provisions  or other  applicable  provisions  of federal,  state and local law or ordinances.

         (j)      Neither the Master  Servicer nor the Trustee shall (subject to Section  10.01(f)) enter into any arrangement by which either  of REMIC I or REMIC II will  receive a fee or other  compensation  for  services  nor  permit  either of REMIC I or REMIC II to receive  any income  from  assets  other  than  "qualified  mortgages"  as defined  in  Section  860G(a)(3)  of the Code or  "permitted investments" as defined in Section 860G(a)(5) of the Code.

         (k)      Solely for the purposes of Section  1.860G-1(a)(4)(iii)  of the Treasury  Regulations,  the "latest possible maturity date" by which the principal  balance of each regular  interest in each REMIC would be reduced to zero is April 25, 2037,  which is the
Distribution Date in the month following the latest scheduled maturity of any Mortgage Loan.

         (l)      Within 30 days after the Closing  Date,  the REMIC  Administrator  shall  prepare and file with the Internal  Revenue
Service  Form 8811,  "Information  Return for Real Estate  Mortgage  Investment  Conduits  (REMIC) and Issuers of  Collateralized  Debt
Obligations" for the Trust Fund.

         (m)      Neither the Trustee nor the Master  Servicer  shall sell,  dispose of or  substitute  for any of the  Mortgage  Loans
(except in connection  with (i) the default,  imminent  default or foreclosure  of a Mortgage  Loan,  including but not limited to, the acquisition or sale of a Mortgaged  Property acquired by deed in lieu of foreclosure,  (ii) the bankruptcy of the Trust Fund, (iii) the termination  of any REMIC  pursuant to Article IX of this  Agreement or (iv) a purchase of Mortgage Loans pursuant to Article II or III of this  Agreement)  or acquire  any assets for any REMIC,  or sell or  dispose  of any  investments  in the  Custodial  Account or the
Certificate  Account for gain or accept any  contributions  to any REMIC after the Closing Date unless it and the Credit  Enhancer have received an Opinion of Counsel that such sale,  disposition,  substitution or acquisition  will not (a) affect  adversely the status of either of REMIC I or REMIC II as a REMIC or (b) unless the Master  Servicer has  determined  in its sole  discretion  to indemnify  the
Trust Fund against such tax, cause any REMIC to be subject to a tax on "prohibited  transactions"  or  "contributions"  pursuant to the
REMIC Provisions.

         Section 10.02     Master Servicer, REMIC Administrator and Trustee Indemnification.

         (a)      The Trustee agrees to indemnify the Trust Fund, the Credit Enhancer,  the Company,  the REMIC  Administrator  and the
Master Servicer for any taxes and costs  including,  without  limitation,  any reasonable  attorneys fees imposed on or incurred by the
Trust Fund, the Credit Enhancer,  the Company or the Master Servicer,  as a result of a breach of the Trustee's  covenants set forth in
Article VIII or this Article X. In the event that  Residential  Funding is no longer the Master  Servicer,  the Trustee shall indemnify
Residential  Funding for any taxes and costs including,  without  limitation,  any reasonable  attorneys fees imposed on or incurred by
Residential Funding as a result of a breach of the Trustee's covenants set forth in Article VIII or this Article X.

         (b)      The REMIC  Administrator  agrees to indemnify the Trust Fund, the Company,  the Credit Enhancer,  the Master Servicer
and the Trustee for any taxes and costs (including,  without limitation,  any reasonable attorneys' fees) imposed on or incurred by the
Trust  Fund,  the  Credit  Enhancer,  the  Company,  the  Master  Servicer  or the  Trustee,  as a  result  of a  breach  of the  REMIC
Administrator's  covenants  set forth in this  Article X with  respect  to  compliance  with the REMIC  Provisions,  including  without limitation,  any penalties arising from the Trustee's  execution of Tax Returns prepared by the REMIC Administrator that contain errors or  omissions;  provided,  however,  that such  liability  will not be  imposed to the  extent  such  breach is a result of an error or omission in information provided to the REMIC Administrator by the Master Servicer in which case Section 10.02(c) will apply.

         (c)      The Master Servicer agrees to indemnify the Trust Fund, the Credit  Enhancer,  the Company,  the REMIC  Administrator
and the Trustee for any taxes and costs (including,  without limitation,  any reasonable attorneys' fees) imposed on or incurred by the
Trust  Fund,  the  Credit  Enhancer,  the  Company,  the REMIC  Administrator  or the  Trustee,  as a result of a breach of the  Master
Servicer's  covenants set forth in this Article X or in Article III with respect to  compliance  with the REMIC  Provisions,  including without  limitation,  any penalties  arising from the Trustee's  execution of Tax Returns  prepared by the Master Servicer that contain errors or omissions.

                                                              ARTICLE XI

                                                       MISCELLANEOUS PROVISIONS

         Section 11.01     Amendment.

         (a)      This Agreement or any Custodial  Agreement may be amended from time to time by the Company,  the Master  Servicer and the Trustee,  with the consent of the Credit  Enhancer  (which consent shall not be  unreasonably  withheld),  unless a Credit Enhancer
Default shall have occurred and is continuing, but without the consent of any of the Certificateholders:

                  (i)      to cure any ambiguity,

                  (ii)     to  correct or  supplement  any  provisions  herein or  therein,  which may be  inconsistent  with any other provisions herein or therein or to correct any error,

                  (iii)    to modify,  eliminate or add to any of its  provisions  to such extent as shall be necessary or desirable to maintain the  qualification  of REMIC I or REMIC II as a REMIC at all times that any Certificate is outstanding or to avoid or minimize  the risk of the  imposition  of any tax on the Trust Fund  pursuant  to the Code that would be a claim  against  the
         Trust Fund,  provided  that the Trustee has  received an Opinion of Counsel to the effect that (A) such action is necessary or desirable  to maintain  such  qualification  or to avoid or minimize the risk of the  imposition  of any such tax and (B) such action will not adversely affect in any material respect the interests of any Certificateholder,

                  (iv)     to change the timing and/or nature of deposits into the Custodial  Account or the Certificate  Account or to
         change the name in which the Custodial  Account is maintained,  provided that (A) the  Certificate  Account Deposit Date shall in no event be later than the related  Distribution  Date,  (B) such change  shall not, as evidenced by an Opinion of Counsel, adversely  affect in any material  respect the  interests of any  Certificateholder  and (C) such change shall not result in a reduction  of the  rating  assigned  to any Class of  Certificates  below the lower of the  then-current  rating or the rating assigned to such  Certificates as of the Closing Date (without taking into account the Policy),  after notice to Moody's or as evidenced by a letter from each of Standard & Poor's and Fitch to such effect,

                  (v)      to modify,  eliminate or add to the provisions of Section 5.02(g) or any other provision hereof  restricting transfer of the Class R  Certificates  by virtue of their being the  "residual  interests" in the Trust Fund provided that (A)
         such change  shall not result in  reduction of the rating  assigned to any such Class of  Certificates  below the lower of the then-current  rating or the rating  assigned to such  Certificates  as of the Closing Date, as evidenced by a letter from each
         Rating  Agency to such  effect,  and (B) such change shall not  (subject to Section  10.01(f)),  as evidenced by an Opinion of
         Counsel (at the expense of the party seeking so to modify,  eliminate or add such provisions),  cause the Trust Fund or any of the  Certificateholders  (other than the  transferor)  to be subject to a federal tax caused by a transfer to a Person that is not a Permitted Transferee, or

                  (vi)     to make any other  provisions  with respect to matters or  questions  arising  under this  Agreement or such
         Custodial  Agreement  which shall not be materially  inconsistent  with the provisions of this  Agreement,  provided that such action  shall not, as  evidenced  by an Opinion of Counsel,  adversely  affect in any  material  respect the  interests of any
         Certificateholder and is authorized or permitted under Section 11.09(d).

         (b)      This Agreement or any Custodial  Agreement may also be amended from time to time by the Company,  the Master Servicer and the Trustee and if a Credit Enhancer Default exists,  the Holders of Certificates  evidencing in the aggregate not less than 66% of the Percentage  Interests of each Class of Certificates  affected  thereby and with the consent of the Credit  Enhancer,  so long as no
Credit  Enhancer  Default  exists,  which consent shall not be  unreasonably  withheld,  for the purpose of adding any provisions to or changing in any manner or  eliminating  any of the  provisions  of this  Agreement or such  Custodial  Agreement or of modifying in any manner the rights of the Holders of Certificates of such Class; provided, however, that no such amendment shall:

                  (i)      reduce in any manner the amount of, or delay the timing of,  payments  which are required to be  distributed on any Certificate without the consent of the Holder of such Certificate, or

                  (ii)     adversely  affect in any  material  respect the  interest of the Holders of  Certificates  of any Class in a manner other than as described in clause (i) hereof without the consent of Holders of Certificates  of such Class  evidencing, as to such Class, Percentage Interests aggregating not less than 66%, or

                  (iii)    reduce the aforesaid  percentage of  Certificates  of any Class the Holders of which are required to consent to any such  amendment,  in any such  case  without  the  consent  of the  Holders  of all  Certificates  of such  Class  then outstanding.

         (c)      Notwithstanding  any contrary  provision of this  Agreement,  the Trustee  shall not consent to any amendment to this
Agreement  unless it and the Credit  Enhancer shall have first received an Opinion of Counsel  (subject to Section  10.01(f) and at the expense of the party  seeking such  amendment)  to the effect that such  amendment  or the exercise of any power  granted to the Master
Servicer,  the Company or the Trustee in accordance  with such amendment is permitted  pursuant to the provisions of this Agreement and will not result in the  imposition  of a federal  tax on the Trust  Fund or cause  REMIC I or REMIC II to fail to qualify as a REMIC at any time that any  Certificate  is  outstanding.  The Trustee may but shall not be  obligated to enter into any  amendment  pursuant to this Section that affects its rights,  duties and immunities and this Agreement or otherwise;  provided however, such consent shall not be unreasonably withheld.

         (d)      Promptly after the execution of any such amendment the Trustee shall furnish  written  notification  of the substance of such  amendment  to each  Certificateholder.  It shall not be  necessary  for the consent of  Certificateholders  under this Section
11.01 to approve  the  particular  form of any  proposed  amendment,  but it shall be  sufficient  if such  consent  shall  approve the substance  thereof.  The  manner  of  obtaining  such  consents  and of  evidencing  the  authorization  of the  execution  thereof  by
Certificateholders shall be subject to such reasonable regulations as the Trustee may prescribe.

         (e)      The  Company  shall have the option,  in its sole  discretion,  to obtain and  deliver to the  Trustee any  corporate guaranty,  payment obligation,  irrevocable letter of credit, surety bond, insurance policy or similar instrument or a reserve fund, or any  combination  of the foregoing,  for the purpose of protecting the Holders of the Class R Certificates  against any or all Realized
Losses  or  other  shortfalls.  Any  such  instrument  or  fund  shall  be  held  by  the  Trustee  for  the  benefit  of the  Class  R
Certificateholders,  but shall not be and shall not be deemed to be under any  circumstances  included in any REMIC. To the extent that any such instrument or fund  constitutes a reserve fund for federal income tax purposes,  (i) any reserve fund so established  shall be an outside  reserve fund and not an asset of any REMIC,  (ii) any such reserve  fund shall be owned by the Company,  and (iii)  amounts transferred  by a REMIC to any such reserve fund shall be treated as amounts  distributed by the REMIC to the Company or any successor, all  within the  meaning of  Treasury  regulations  Section  1.860G-2(h)  in effect as of the  Cut-off  Date.  In  connection  with the provision of any such  instrument or fund,  this  Agreement and any provision  hereof may be modified,  added to,  deleted or otherwise amended in any manner that is related or incidental to such instrument or fund or the  establishment or  administration  thereof,  such amendment to be made by written  instrument  executed or  consented to by the Company and such related  insurer but without the consent of any  Certificateholder  and without the consent of the Master Servicer or the Trustee being required unless any such amendment would impose any additional obligation on, or otherwise adversely affect the interests of the  Certificateholders,  the Credit Enhancer,  the
Master Servicer or the Trustee,  as applicable;  provided that the Company obtains (subject to Section  10.01(f)) an Opinion of Counsel
(which need not be an opinion of  Independent  counsel) to the effect that any such  amendment will not cause (a) any federal tax to be imposed on the Trust  Fund,  including  without  limitation,  any  federal  tax  imposed on  "prohibited  transactions"  under  Section
860F(a)(1) of the Code or on "contributions  after the startup date" under Section  860G(d)(1) of the Code and (b) either of REMIC I or
REMIC II to fail to qualify as a REMIC at any time that any Certificate is outstanding.

         Section 11.02     Recordation of Agreement; Counterparts.

         (a)      To the extent  permitted by applicable  law,  this  Agreement is subject to  recordation  in all  appropriate  public offices for real property records in all the counties or other comparable  jurisdictions in which any or all of the properties  subject to the Mortgages are situated,  and in any other appropriate  public recording office or elsewhere,  such recordation to be effected by the Master  Servicer  and at its expense on  direction  by the Trustee  (pursuant  to the request of the Credit  Enhancer or Holders of
Certificates  entitled  to at least 25% of the Voting  Rights),  but only upon  direction  accompanied  by an Opinion of Counsel to the effect that such recordation materially and beneficially affects the interests of the Certificateholders or the Credit Enhancer.

         (b)      For the purpose of facilitating  the  recordation of this Agreement as herein  provided and for other purposes,  this
Agreement may be executed  simultaneously in any number of counterparts,  each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

         Section 11.03     Limitation on Rights of Certificateholders.

         (a)      The death or incapacity of any  Certificateholder  shall not operate to terminate  this  Agreement or the Trust Fund, nor entitle such  Certificateholder's  legal representatives or heirs to claim an accounting or to take any action or proceeding in any court for a partition or winding up of the Trust Fund,  nor otherwise  affect the rights,  obligations  and  liabilities  of any of the parties hereto.

         (b)      No  Certificateholder  shall have any right to vote (except as expressly  provided herein) or in any manner otherwise control the operation and  management  of the Trust Fund, or the  obligations  of the parties  hereto,  nor shall  anything  herein set forth,  or contained in the terms of the  Certificates,  be construed so as to constitute the  Certificateholders  from time to time as partners or members of an  association;  nor shall any  Certificateholder  be under any  liability to any third person by reason of any action taken by the parties to this Agreement pursuant to any provision hereof.

         (c)      No Certificateholder  shall have any right by virtue of any provision of this Agreement to institute any suit, action or proceeding in equity or at law upon or under or with respect to this Agreement,  unless such Holder  previously  shall have given to the Trustee and the Credit Enhancer a written notice of default and of the continuance  thereof, as hereinbefore  provided,  and unless also the Holders of  Certificates  of any Class  evidencing in the aggregate not less than 25% of the related  Percentage  Interests of such Class,  shall have made written  request upon the Trustee to institute such action,  suit or proceeding in its own name as Trustee hereunder  and shall have  offered to the  Trustee  such  reasonable  indemnity  as it may  require  against  the costs,  expenses  and liabilities to be incurred  therein or thereby,  the Credit Enhancer shall have given its written consent and the Trustee,  for 60 days after its receipt of such notice,  request and offer of indemnity,  shall have neglected or refused to institute any such action,  suit or  proceeding  it being  understood  and  intended,  and  being  expressly  covenanted  by each  Certificateholder  with  every  other
Certificateholder  and the  Trustee,  that no one or more  Holders  of  Certificates  of any Class  shall  have any right in any manner whatever by virtue of any  provision of this  Agreement to affect,  disturb or prejudice the rights of the Holders of any other of such
Certificates  of such Class or any other Class,  or to obtain or seek to obtain  priority  over or preference to any other such Holder, or to enforce any right under this  Agreement,  except in the manner herein  provided and for the common benefit of  Certificateholders of such Class or all Classes,  as the case may be. For the  protection and  enforcement  of the provisions of this Section 11.03,  each and every Certificateholder and the Trustee shall be entitled to such relief as can be given either at law or in equity.

         Section 11.04     Governing Law.

         This agreement and the  Certificates  shall be governed by and construed in accordance  with the laws of the State of New York and the obligations,  rights and remedies of the parties hereunder shall be determined in accordance with such laws,  without regard to the conflict of laws principles thereof, other than Sections 5-1401 and 5-1402 of the New York General Obligations Law.

         Section 11.05     Notices.

         All demands and notices  hereunder shall be in writing and shall be deemed to have been duly given if personally  delivered at or mailed by registered  mail,  postage  prepaid  (except for notices to the Trustee which shall be deemed to have been duly given only when  received),  to (a) in the case of the  Company,  8400  Normandale  Lake  Boulevard,  Suite  250,  Minneapolis,  Minnesota  55437,
Attention:  President,  or such other  address as may  hereafter be furnished to the Master  Servicer and the Trustee in writing by the
Company,  (b) in the case of the  Master  Servicer,  2255  North  Ontario  Street,  Burbank,  California  91504-3120,  Attention:  Bond
Administration  or such other address as may be hereafter  furnished to the Company and the Trustee by the Master  Servicer in writing,
(c) in the case of the Trustee,  135 South LaSalle Street,  Suite 1511,  Chicago,  Illinois,  60603,  Attention:  Global Securities and
Trust  Services or such other address as may  hereafter be furnished to the Company and the Master  Servicer in writing by the Trustee,
(d) in the case of Moody's, 99 Church Street, New York, New York 10007,  Attention:  ABS Monitoring  Department,  or such other address as may hereafter be furnished to the Company,  the Trustee and the Master  Servicer in writing by Moody's,  (e) in the case of Standard
& Poor's,  55 Water  Street,  New York,  New York 10041  Attention:  Mortgage  Surveillance  or such other  address as may be hereafter furnished to the Company,  the Trustee and the Master Servicer by Standard & Poor's,  (f) in the case of Fitch,  One Street Plaza,  New
York,  New York 10004 or such other  address as may be  hereafter  furnished  to the  Company,  the Trustee and the Master  Servicer in
writing by Fitch and (g) in the case of the Credit Enhancer,  113 King Street,  Armonk,  New York 10504,  Attention:  IPM-SF,  Re: Home
Equity Loan Trust 2007-HSA2,  or such other address as may be hereafter  furnished to the Company,  the Trustee and the Master Servicer
in writing by the Credit  Enhancer.  Any notice  required  or  permitted  to be mailed to a  Certificateholder  shall be given by first class mail,  postage  prepaid,  at the address of such holder as shown in the  Certificate  Register.  Any notice so mailed  within the time  prescribed  in this  Agreement  shall be  conclusively  presumed  to have been duly given,  whether or not the  Certificateholder receives such notice.

         Section 11.06     Notices to Rating Agency and the Credit Enhancer.

         The Company,  the Master  Servicer or the Trustee,  as applicable,  shall notify each Rating Agency,  the Credit  Enhancer and each  Subservicer at such time as it is otherwise  required  pursuant to this Agreement to give notice of the occurrence of, any of the events  described in clause (a),  (b),  (c),  (d),  (g),  (h), (i) or (j) below or provide a copy to each Rating  Agency and the Credit
Enhancer at such time as otherwise  required to be delivered  pursuant to this Agreement of any of the statements  described in clauses
(f) and (i) below:

         (a)      a material change or amendment to this Agreement,

         (b)      the occurrence of an Event of Default,

         (c)      the  termination or appointment of a successor  Master  Servicer or Trustee or a change in the majority  ownership of the Trustee,

         (d)      the filing of any claim under the Master  Servicer's  blanket  fidelity bond and the errors and  omissions  insurance policy required by Section 3.11 or the cancellation or modification of coverage under any such instrument,

         (e)      the statement required to be delivered to the Holders of each Class of Certificates pursuant to Section 4.03,

         (f)      the statements required to be delivered pursuant to Sections 3.17 and 3.18,

         (g)      a change in the location of the Custodial Account or the Certificate Account,

         (h)      the occurrence of the Final Distribution Date, and

         (i)      the purchase of or substitution for any Mortgage Loan,

         provided,  however,  that with respect to notice of the  occurrence  of the events  described in clause (d), (g) or (h) above, the Master  Servicer shall provide prompt written  notice to each Rating Agency,  the Credit  Enhancer and the  Subservicer of any such event known to the Master Servicer.

         Section 11.07     Severability of Provisions.

         If any one or more of the  covenants,  agreements,  provisions or terms of this Agreement  shall be for any reason  whatsoever held  invalid,  then  such  covenants,  agreements,  provisions  or terms  shall be  deemed  severable  from the  remaining  covenants, agreements,  provisions or terms of this Agreement and shall in no way affect the validity or  enforceability  of the other  provisions of this Agreement or of the Certificates or the rights of the Holders thereof or the Credit Enhancer.

         Section 11.08     Supplemental Provisions for Resecuritization.

         (a)      This Agreement may be supplemented by means of the addition of a separate Article hereto (a  "Supplemental  Article")
for the purpose of resecuritizing  any of the Certificates  issued hereunder,  under the following  circumstances.  With respect to any
Class or Classes of Certificates  issued hereunder,  or any portion of any such Class, as to which the Company or any of its Affiliates
(or any designee  thereof) is the registered  Holder (the  "Resecuritized  Certificates"),  the Company may deposit such  Resecuritized
Certificates into a new REMIC,  grantor trust,  FASIT or custodial  arrangement (a  "Restructuring  Vehicle") to be held by the Trustee pursuant to a Supplemental  Article.  The instrument  adopting such Supplemental  Article shall be executed by the Company,  the Master
Servicer and the Trustee;  provided,  that neither the Master  Servicer nor the Trustee shall withhold  their consent  thereto if their respective  interests would not be materially  adversely affected thereby. To the extent that the terms of the Supplemental  Article do not in any way affect any provisions of this Agreement as to any of the Certificates  initially issued  hereunder,  the adoption of the
Supplemental Article shall not constitute an "amendment" of this Agreement.

         Each Supplemental Article shall set forth all necessary  provisions relating to the holding of the Resecuritized  Certificates by the  Trustee,  the  establishment  of the  Restructuring  Vehicle,  the  issuing  of  various  classes  of new  certificates  by the
Restructuring  Vehicle and the  distributions  to be made  thereon,  and any other  provisions  necessary to the purposes  thereof.  In connection with each  Supplemental  Article,  the Company shall deliver to the Trustee an Opinion of Counsel to the effect that (i) the
Restructuring  Vehicle will qualify as a REMIC,  grantor  trust,  FASIT or other entity not subject to taxation for federal  income tax purposes and (ii) the adoption of the  Supplemental  Article will not endanger the status of REMIC I or REMIC II as a REMIC or (subject to  Section  10.01(f))  result in the  imposition  of a tax upon the Trust Fund  (including  but not  limited to the tax on  prohibited transactions as defined in Section  860F(a)(2) of the Code and the tax on  contributions  to a REMIC as set forth in Section  860(G)(d)
of the Code).

         Section 11.09     [Reserved].

         Section 11.10     No Petition.

         The  Trustee  agrees  that it will not  petition  or  otherwise  invoke or cause the Trust Fund or any  Certificateholders  to petition or otherwise invoke the process of any court or governmental  authority for the purpose of instituting  against or joining any other person in instituting against the Trust Fund any bankruptcy,  reorganization,  arrangement, insolvency or liquidation proceeding, or other  proceeding  under any federal or state  bankruptcy  or similar law in  connection  with any  obligation  with  respect to the
Certificates or this Agreement.

         Section 11.11.    [Reserved].

         Section 11.12.    Rights of the Credit Enhancer.

         (a)      The Credit Enhancer is an express third-party beneficiary of this Agreement.

         (b)      The Trustee  shall  provide to the Credit  Enhancer  copies of any  report,  notice,  Opinion of  Counsel,  Officers'
Certificate,  request for consent or request for amendment to any document  related  hereto  promptly upon the Trustee's  production or receipt thereof.

         (c)      Unless a Credit  Enhancer  Default  exists,  the  Trustee and the Company  shall not agree to any  amendment  to this
Agreement without first having obtained the prior written consent of the Credit Enhancer.

         (d)      So long as there does not exist a failure by the Credit Enhancer to make a required payment under either Policy,  the
Credit  Enhancer  shall have the right to exercise all rights of the Holders of the Class A Certificates  under this Agreement  without any consent of such  Holders,  and such Holders may exercise such rights only with the prior  written  consent of the Credit  Enhancer, except as provided herein.

         (e)      The Credit  Enhancer shall not be entitled to exercise any of its rights  hereunder so long as there exists a failure by the Credit Enhancer to make a required payment under the Policy.

                                                              ARTICLE XII
                                                     COMPLIANCE WITH REGULATION AB

         Section 12.01.    Intent of Parties; Reasonableness.

         The Company,  the Trustee and the Master Servicer  acknowledge and agree that the purpose of this Article XII is to facilitate compliance  by the Company with the  provisions  of Regulation AB and related  rules and  regulations  of the  Commission.  The Company shall not exercise its right to request delivery of information or other  performance  under these provisions other than in good faith, or for purposes other than compliance  with the Securities Act, the Exchange Act and the rules and regulations of the Commission  under the  Securities  Act and the  Exchange  Act.  Each of the Master  Servicer and the Trustee  acknowledges  that  interpretations  of the requirements  of Regulation AB may change over time,  whether due to  interpretive  guidance  provided by the  Commission or its staff, consensus among participants in the  mortgage-backed  securities markets,  advice of counsel,  or otherwise,  and agrees to comply with requests  made  by the  Company  in  good  faith  for  delivery  of  information  under  these  provisions  on the  basis  of  evolving interpretations  of Regulation AB. Each of the Master Servicer and the Trustee shall  cooperate  reasonably with the Company to deliver to the Company (including any of its assignees or designees),  any and all disclosure,  statements,  reports,  certifications,  records and any other  information  necessary in the reasonable,  good faith  determination of the Company to permit the Company to comply with the provisions of Regulation AB.

         Section 12.02.    Additional Representations and Warranties of the Trustee.

         (a)      The Trustee  shall be deemed to represent to the Company as of the date hereof and on each date on which  information is provided to the Company under Sections  12.01,  12.02(b) or 12.03 that,  except as disclosed in writing to the Company prior to such date: (i) it is not aware and has not received notice that any default,  early  amortization or other performance  triggering event has occurred as to any other  Securitization  Transaction  due to any default of the  Trustee;  (ii) there are no aspects of its  financial condition that could have a material  adverse effect on the  performance by it of its trustee  obligations  under this Agreement or any other Securitization  Transaction as to which it is the trustee; (iii) there are no material legal or governmental  proceedings pending
(or  known  to be  contemplated)  against  it that  would be  material  to  Certificateholders;  (iv)  there  are no  relationships  or transactions  relating to the Trustee  with respect to the Company or any  sponsor,  issuing  entity,  servicer,  trustee,  originator, significant  obligor,  enhancement or support  provider or other material  transaction  party (as such terms are used in Regulation AB)
relating to the  Securitization  Transaction  contemplated by the Agreement,  as identified by the Company to the Trustee in writing as of the Closing Date (each,  a  "Transaction  Party")  that are outside the ordinary  course of business or on terms other than would be obtained in an arm's  length  transaction  with an unrelated  third  party,  apart from the  Securitization  Transaction,  and that are material to the investors'  understanding of the  Certificates;  and (v) the Trustee is not an affiliate of any Transaction  Party. The
Company shall notify the Trustee of any change in the identity of a Transaction Party after the Closing Date.

         (b)      If so requested by the Company on any date following the Closing Date,  the Trustee shall,  within five Business Days following  such  request,  confirm in writing the accuracy of the  representations  and  warranties  set forth in paragraph (a) of this
Section or, if any such  representation and warranty is not accurate as of the date of such confirmation,  provide the pertinent facts, in writing,  to the Company.  Any such request from the Company  shall not be given more than once each  calendar  quarter,  unless the
Company shall have a reasonable basis for a determination that any of the representations and warranties may not be accurate.

         Section 12.03.    Information to be Provided by the Trustee.

         (a)       For so long as the Company is subject to Exchange Act  reporting  requirements  with respect to the Trust Fund,  for the purpose of satisfying the Company's  reporting  obligation  under the Exchange Act with respect to any class of  Certificates,  the
Trustee shall provide to the Company a written  description  of (a) any  litigation or  governmental  proceedings  pending  against the
Trustee  as of the  last day of each  calendar  month  that  would be  material  to  Certificateholders,  and (b) any  affiliations  or relationships  (as  described  in Item 1119 of  Regulation  AB) that  develop  following  the Closing  Date between the Trustee and any
Transaction  Party of the type  described in Section  12.02(a)(ii)  or  12.02(a)(iii)  as of the last day of each  calendar  year.  Any descriptions  required with respect to legal proceedings,  as well as updates to previously provided  descriptions,  under this Section
12.03 shall be given no later than five Business Days prior to the  Determination  Date following the month in which the relevant event occurs,  and any  notices  and  descriptions  required  with  respect  to  affiliations,  as well as  updates  to  previously  provided descriptions,  under this Section  12.03 shall be given no later than January 31 of the calendar  year  following the year in which the relevant  event  occurs.  As of the date the  Company or Master  Servicer  files each  Report on Form 10-D and Report on Form 10-K with respect to the Certificates,  the Trustee will be deemed to represent that any information  previously  provided under this Article XII is  materially  correct and does not have any material  omissions  unless the Trustee has provided an update to such  information.  The
Company  will allow the  Trustee to review any  disclosure  relating to material  litigation  against the Trustee  prior to filing such disclosure with the Commission to the extent the Company changes the information provided by the Trustee.

         Section 12.04.    Report on Assessment of Compliance and Attestation.

         On or before March 15 of each calendar year, the Trustee shall:

         (a)      deliver to the  Company a report  (in form and  substance  reasonably  satisfactory  to the  Company)  regarding  the
Trustee's assessment of compliance with the applicable  Servicing Criteria during the immediately  preceding calendar year, as required under Rules  13a-18 and 15d-18 of the Exchange  Act and Item 1122 of  Regulation  AB. Such report shall be addressed to the Company and signed by an authorized officer of the Trustee, and shall address each of the Servicing Criteria specified on Exhibit O hereto; and

         (b)      deliver to the Company a report of a registered  public  accounting  firm  reasonably  acceptable to the Company that attests to, and reports on, the assessment of compliance made by the Trustee and delivered  pursuant to the preceding  paragraph.  Such attestation shall be in accordance with Rules 1 02(a)(3) and 2 02(g) of Regulation S-X under the Securities Act and the Exchange Act.

         Section 12.05.    Indemnification; Remedies.

         (a)      The Trustee shall  indemnify the Company,  each affiliate of the Company,  the Master Servicer and each broker dealer acting as  underwriter,  placement  agent or initial  purchaser  of the  Certificates  or each Person who  controls any of such parties
(within the meaning of Section 15 of the Securities  Act and Section 20 of the Exchange  Act),  and the  respective  present and former directors,  officers,  employees and agents of each of the foregoing, and shall hold each of them harmless from and against any losses, damages,  penalties,  fines, forfeitures,  legal fees and expenses and related costs, judgments, and any other costs, fees and expenses that any of them may sustain arising out of or based upon:

                  (i)      (A)      any untrue  statement of a material fact  contained or alleged to be contained in any  information, report,  certification,  accountants'  attestation  or other  material  provided  under this Article XII by or on behalf of the Trustee
(collectively,  the "Trustee  Information"),  or (B) the omission or alleged  omission to state in the Trustee  Information  a material fact  required to be stated in the Trustee  Information  or  necessary  in order to make the  statements  therein,  in the light of the circumstances under which they were made, not misleading;  provided,  by way of clarification,  that clause (B) of this paragraph shall be construed  solely by reference to the Trustee  Information and not to any other  information  communicated in connection with a sale or purchase of securities,  without  regard to whether the Trustee  Information  or any portion  thereof is presented  together with or separately from such other information;  or

                  (ii)     any failure by the Trustee to deliver any information,  report,  certification or other material when and as required under this Article XII, other than a failure by the Trustee to deliver the accountants' attestation.

         (b)      In the case of any failure of  performance  described  in clause  (ii) of Section  12.05(a),  the  Trustee  shall (i)
promptly  reimburse  the  Company  for all costs  reasonably  incurred  by the  Company  in order to obtain  the  information,  report, certification  or other  material not delivered as required by the Trustee and (ii)  cooperate with the Company to mitigate any damages that may result from such failure.

         (c)      The Company and the Master  Servicer  shall  indemnify the Trustee,  each affiliate of the Trustee or each Person who controls the Trustee  (within the meaning of Section 15 of the  Securities  Act and Section 20 of the Exchange Act); and the respective present and former  directors,  officers,  employees  and agents of the Trustee,  and shall hold each of them harmless from and against any losses, damages,  penalties,  fines,  forfeitures,  legal fees and expenses and related costs, judgments, and any other costs, fees and  expenses  that any of them may sustain  arising out of or based upon (i) any untrue  statement  of a material  fact  contained  or alleged to be  contained  in any  information  provided  under this  Agreement  by or on behalf of the Company or Master  Servicer  for inclusion in any report filed with Commission under the Exchange Act  (collectively,  the "RFC  Information"),  or (ii) the omission or alleged  omission to state in the RFC  Information a material fact required to be stated in the RFC  Information  or necessary in order to make the statements  therein,  in the light of the  circumstances  under which they were made, not misleading;  provided,  by way of clarification,  that clause (ii) of this paragraph  shall be construed  solely by reference to the RFC Information and not to any other information  communicated  in connection  with a sale or purchase of securities,  without regard to whether the RFC  Information or any portion thereof is presented together with or separately from such other information.

         IN WITNESS  WHEREOF,  the Company,  the Master  Servicer and the Trustee have caused their names to be signed  hereto by their respective  officers  thereunto duly authorized and their respective seals, duly attested,  to be hereunto affixed,  all as of the date and year first above written.

                                                     RESIDENTIAL FUNDING MORTGAGE SECURITIES II, INC.

[Seal]
                                                     By:  /s/ Jeffrey Blaschko
                                                          Name:   Jeffrey Blaschko
                                                          Title:  Vice President

Attest:    /s/ Tim Jacobson
        Name:     Tim Jacobson
        Title:    Vice President

                                                     RESIDENTIAL FUNDING COMPANY, LLC

[Seal]
                                                     By:    /s/ Tim Jacobson
                                                          Name:   Tim Jacobson
                                                          Title:  Associate

Attest: /s/ Jeffrey Blaschko
        Name:     Jeffrey Blaschko
        Title:    Associate

                                                     LASALLE BANK NATIONAL ASSOCIATION,
                                                     as Trustee

[Seal]
                                                     By:      /s/ Andy Streepey
                                                          Name:   Andy Streepey
                                                          Title:  Assistant Vice President

Attest:  /s/ Kimberly Sturm
        Name:     Kimberly Sturm
        Title:    Trust Officer

STATE OF MINNESOTA         )
                                    ) ss.:
COUNTY OF HENNEPIN         )

         On the 27th day of April,  2007 before me, a notary public in and for said State,  personally  appeared Jeffrey Blaschko known to me to be a Vice President of Residential  Funding  Mortgage  Securities II, Inc., one of the  corporations  that executed the within instrument,  and also known to me to be the person who  executed it on behalf of said  corporation,  and  acknowledged  to me that such corporation executed the within instrument.

         IN WITNESS  WHEREOF,  I have  hereunto  set my hand and affixed my official  seal the day and year in this  certificate  first above written.

                                                                /s/ Amy Olson
                                                                       Notary Public
[Notarial Seal]

STATE OF MINNESOTA         )
                                    ) ss.:
COUNTY OF HENNEPIN         )

         On the 27th day of April, 2007 before me, a notary public in and for said State,  personally  appeared Tim Jacobson,  known to me to be an  Associate  of  Residential  Funding  Company,  LLC,  the  Delaware  limited  liability  company  that  executed the within instrument,  and also known to me to be the person who executed it on behalf of said limited liability company,  and acknowledged to me that such corporation executed the within instrument.

         IN WITNESS  WHEREOF,  I have  hereunto  set my hand and affixed my official  seal the day and year in this  certificate  first above written.

                                                                /s/ Amy Olson
                                                                       Notary Public
[Notarial Seal]

STATE OF TEXAS             )
                           ) ss.:
COUNTY OF HARRIS           )

         On the 27th day of April, 2007 before me, a notary public in and for said State,  personally appeared Andy Streepey,  known to me to be a Vice President of LaSalle Bank National  Association,  a national banking  association that executed the within  instrument, and also known to me to be the  person  who  executed  it on behalf of said  association,  and  acknowledged  to me that such  national banking association executed the within instrument.

         IN WITNESS  WHEREOF,  I have  hereunto  set my hand and affixed my official  seal the day and year in this  certificate  first above written.

                                                                 /s/ Christine M. Orsi
                                                                       Notary Public
[Notarial Seal]

                                                              EXHIBIT A-1

                                                    FORM OF CLASS A-[_] CERTIFICATE

         SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES,  THIS CERTIFICATE IS A "REGULAR  INTEREST" IN A "REAL ESTATE MORTGAGE  INVESTMENT
CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986.

         UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED  REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY,  A NEW YORK CORPORATION
("DTC"),  TO ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER,  EXCHANGE,  OR PAYMENT,  AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE
NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS  REQUESTED  BY AN  AUTHORIZED  REPRESENTATIVE  OF DTC (AND ANY PAYMENT IS MADE TO CEDE &
CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED  REPRESENTATIVE  OF DTC),  ANY TRANSFER,  PLEDGE,  OR OTHER USE HEREOF FOR
VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

Certificate No.                                                                       %  Pass-Through Rate
Class [A-__] Senior

Date of Pooling and Servicing
Agreement:
April 1, 2007                                                                   Percentage Interest: ______%

                                                                                Aggregate Initial Certificate Principal Balance
                                                                                of Class [A-__] Certificates

First Distribution Date:
May 25, 2007                                                                    $

                                                                                Initial Certificate Principal
Master Servicer:                                                                Balance of this Certificate
Residential Funding                                                             $
Company, LLC

Assumed Final
Distribution Date:                                                              CUSIP
[_____________]

                                               HOME EQUITY LOAN PASS-THROUGH CERTIFICATE

                                                           SERIES 2007-HSA2

evidencing a  percentage  interest in any  distributions  allocable  to the Class  A-      Certificates  with respect to the Trust Fund
consisting  primarily  of a pool of closed end,  fixed  interest  rate,  fully-amortizing  and balloon  payment,  one- to  four-family, primarily second lien home equity mortgage loans sold by RESIDENTIAL FUNDING MORTGAGE SECURITIES II, INC.

         This  Certificate  is payable solely from the assets of the Trust Fund, and does not represent an obligation of or interest in
Residential  Funding Mortgage  Securities II, Inc., the Master  Servicer,  the Trustee referred to below or GMAC Mortgage Group, LLC or any of their  affiliates.  Neither this  Certificate  nor the underlying  Mortgage Loans are guaranteed or insured by any  governmental agency or instrumentality  or by Residential  Funding Mortgage  Securities II, Inc., the Master Servicer,  the Trustee or GMAC Mortgage
Group, LLC or any of their affiliates.  None of Residential  Funding Mortgage  Securities II, Inc., the Master Servicer,  GMAC Mortgage
Group,  LLC or any of their  affiliates  will have any obligation  with respect to any  certificate or other  obligation  secured by or payable from payments on the Certificates.

         This certifies that CEDE & CO. is the registered owner of the Percentage  Interest evidenced by this Certificate  (obtained by dividing the Initial Certificate  Principal Balance of this Certificate by the aggregate Initial  Certificate  Principal Balance of all
Class A-      Certificates,  both as specified above) in certain  distributions with respect to the Trust Fund consisting  primarily of an interest in a pool of closed end, fixed interest rate,  fully-amortizing and balloon payment, one- to four-family,  primarily second lien home  equity  mortgage  loans (the  "Mortgage  Loans"),  formed and sold by  Residential  Funding  Mortgage  Securities  II,  Inc.
(hereinafter  called the "Company",  which term includes any successor  entity under the Agreement  referred to below).  The Trust Fund was created  pursuant to a Pooling and Servicing  Agreement dated as specified above (the  "Agreement")  among the Company,  the Master
Servicer and LaSalle Bank National Association,  as trustee (the "Trustee"),  a summary of certain of the pertinent provisions of which is set forth  hereafter.  To the extent not  defined  herein,  the  capitalized  terms used herein  have the  meanings  assigned in the
Agreement.  This  Certificate  is issued  under and is subject to the terms,  provisions  and  conditions  of the  Agreement,  to which
Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

         Pursuant  to the terms of the  Agreement,  a  distribution  will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately  following (the  "Distribution  Date"),  commencing as described in the Agreement,  to the  Person in whose  name this  Certificate  is  registered  at the  close of  business  on the last day (or if such last day is not a
Business  Day,  the  Business  Day  immediately  preceding  such  last  day) of the  month  immediately  preceding  the  month  of such distribution,  or, for so long as this  Certificate  is a Book-Entry  Certificate,  as of the Business Day  immediately  preceding such
Distribution  Date (the "Record  Date"),  from the Available  Distribution  Amount in an amount equal to the product of the  Percentage
Interest  evidenced by this  Certificate  and the amount (of interest and  principal,  if any) required to be distributed to Holders of
Class A-        Certificates on such  Distribution  Date. The Pass-Through  Rate on this Certificate is subject to the Net WAC Cap Rate set forth in the Agreement.

         Distributions  on this  Certificate  will be made either by the Master Servicer acting on behalf of the Trustee or by a Paying
Agent  appointed by the Trustee in immediately  available  funds (by wire transfer or otherwise) for the account of the Person entitled thereto if such Person  shall have so notified  the Master  Servicer or such  Paying  Agent,  or by check  mailed to the address of the
Person entitled thereto, as such name and address shall appear on the Certificate Register.

         Notwithstanding  the above,  the final  distribution on this Certificate will be made after due notice of the pendency of such distribution  and only upon  presentation  and surrender of this  Certificate at the office or agency appointed by the Trustee for that purpose in the City and State of New York.  The Initial  Certificate  Principal  Balance of this  Certificate  is set forth above.  The
Certificate  Principal  Balance hereof will be reduced to the extent of  distributions  allocable to principal and any Realized  Losses allocable hereto.

         This  Certificate is one of a duly authorized issue of Certificates  issued in several Classes  designated as Home Equity Loan
Pass-Through Certificates of the Series specified hereon (herein collectively called the "Certificates").

         The Certificates are limited in right of payment to certain  collections and recoveries  respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement.

         As provided in the Agreement,  withdrawals from the Custodial  Account and/or the Certificate  Account created for the benefit
of   Certificateholders   may  be  made  by  the  Master  Servicer  from  time  to  time  for  purposes  other  than  distributions  to
Certificateholders,  such  purposes  including  without  limitation  reimbursement  to the Company  and the Master  Servicer of certain expenses incurred by either of them.

         The Agreement permits,  with certain  exceptions therein provided,  the amendment of the Agreement and the modification of the rights and  obligations  of the  Company,  the Master  Servicer  and the  Trustee  and the rights of the  Certificateholders  under the
Agreement  from time to time by the  Company,  the Master  Servicer  and the Trustee  with the  consent of the Holders of  Certificates evidencing in the aggregate not less than 66% of the Percentage  Interests of each Class of  Certificates  affected  thereby.  Any such consent by the  Holder of this  Certificate  shall be  conclusive  and  binding  on such  Holder  and upon all  future  holders of this
Certificate  and of any Certificate  issued upon the transfer  hereof or in exchange  herefor or in lieu hereof whether or not notation of such consent is made upon the Certificate.  The Agreement also permits the amendment  thereof in certain  circumstances  without the consent of the Holders of any of the  Certificates  and,  in certain  additional  circumstances,  without the consent of the Holders of certain Classes of Certificates.

         As provided in the  Agreement  and subject to certain  limitations  therein set forth,  the  transfer of this  Certificate  is registrable in the  Certificate  Register upon surrender of this  Certificate  for  registration of transfer at the offices or agencies appointed by the Trustee in the City and State of New York,  duly  endorsed by, or  accompanied  by an  assignment in the form below or other written  instrument of transfer in form  satisfactory  to the Trustee and the  Certificate  Registrar duly executed by the Holder hereof or such Holder's  attorney duly authorized in writing,  and thereupon one or more new  Certificates of authorized  denominations evidencing the same Class and aggregate Percentage Interest will be issued to the designated transferee or transferees.

         The Certificates  are issuable only as registered  Certificates  without coupons in Classes and in denominations  specified in the Agreement.  As provided in the Agreement and subject to certain  limitations  therein set forth,  Certificates are exchangeable for new Certificates of authorized  denominations  evidencing the same Class and aggregate Percentage Interest,  as requested by the Holder surrendering the same.

         No service charge will be made for any such  registration  of transfer or exchange,  but the Trustee may require  payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

         The  Company,  the Master  Servicer,  the Trustee  and the  Certificate  Registrar  and any agent of the  Company,  the Master
Servicer,  the Trustee or the  Certificate  Registrar  may treat the Person in whose name this  Certificate  is registered as the owner hereof for all purposes,  and neither the Company,  the Master Servicer,  the Trustee nor any such agent shall be affected by notice to the contrary.

         This Certificate shall be governed by and construed in accordance with the laws of the State of New York.

         The  obligations  created by the Agreement in respect of the  Certificates  and the Trust Fund created thereby shall terminate upon the payment to  Certificateholders  of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the  Agreement  following  the earlier of (i) the  maturity or other  liquidation  of the last  Mortgage  Loan  subject  thereto or the disposition  of all property  acquired upon  foreclosure  or deed in lieu of  foreclosure of any Mortgage Loan and (ii) the purchase by the Master  Servicer from the Trust Fund of all remaining  Mortgage Loans and all property  acquired in respect of such Mortgage Loans, thereby  effecting  early  retirement of the  Certificates.  The Agreement  permits,  but does not require,  the Master Servicer to (i)
purchase at a price  determined as provided in the Agreement all remaining  Mortgage Loans and all property  acquired in respect of any
Mortgage Loan or (ii) purchase in whole, but not in part, all of the Certificates  from the Holders  thereof;  provided,  that any such option may only be exercised if the Pool Principal  Balance of the Mortgage Loans as of the  Distribution  Date upon which the proceeds of any such purchase are distributed is less than ten percent of the Cut-off Date Principal Balance of the Mortgage Loans.

         Unless the certificate of authentication  hereon has been executed by the Certificate  Registrar,  by manual  signature,  this
Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

         IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated: April 27, 2007                                LASALLE BANK NATIONAL ASSOCIATION, as Trustee

                                                     By:
                                                            Authorized Signatory

                                                     CERTIFICATE OF AUTHENTICATION

         This is one of the Class A-       Certificates referred to in the within-mentioned Agreement.

                                                     LASALLE BANK NATIONAL ASSOCIATION, as Certificate Registrar

                                                     By:
                                                            Authorized Signatory

                                                              ASSIGNMENT

         FOR     VALUE     RECEIVED,      the     undersigned      hereby     sell(s),      assign(s)     and     transfer(s)      unto
______________________________________________________________________________(Please  print or  typewrite  name and address  including postal zip code of  assignee) a  Percentage  Interest  evidenced  by the within Home Equity Loan  Pass-Through  Certificate  and hereby authorizes the transfer of registration of such interest to assignee on the Certificate Register of the Trust Fund.

         I (We) further direct the  Certificate  Registrar to issue a new  Certificate of a like  denomination  and Class, to the above
named           assignee          and          deliver          such           Certificate           to          the          following
address:_____________________________________________________________________________________________________________________________________________________

Dated: ____________________                          _______________________________________
                                                     Signature by or on behalf of assignor

                                                     _______________________________________
                                                     Signature Guaranteed

                                                       DISTRIBUTION INSTRUCTIONS

         The assignee should include the following for purposes of distribution:

         Distributions    shall   be   made,   by   wire    transfer   or    otherwise,    in    immediately    available    funds   to
________________________________________________________________________        for           the            account            of
___________________________________________ account     number __________________________ ,     or,    if    mailed    by    check,  to
_____________________________________________________________.        Applicable      statements      should      be      mailed     to
____________________________________________ .

         This    information    is    provided    by  ______________________________________,   the    assignee    named    above,   or
____________________________ , as its agent.

                                                        STATEMENT OF INSURANCE

OBLIGATIONS:        $1,231,394,000
                           Home Equity Loan Trust 2007-HSA2
                           Home Equity Loan Pass-Through Certificates, Series 2007-HSA2
                           Class A-IV, Class A-1F, Class A-2, Class A-3, Class A-4, Class A-5
                           and Class A-6

                        MBIA Insurance Corporation (the "Insurer") has issued a Financial Guaranty Insurance Policy (the "Policy")
relating to the Obligations containing the following provisions, the Policy being on file at the Corporate Trust Office of the
Trustee.

         The Insurer,  in consideration of the payment of the premium and subject to the terms of the Policy,  thereby  unconditionally and  irrevocably  guarantees  to any Owner that an amount  equal to each full and  complete  Insured  Amount will be received  from the
Insurer by LaSalle Bank National Association,  or its successors,  as trustee for the Owners (the "Trustee"),  on behalf of the Owners, for  distribution by the Trustee to each Owner of each Owner's  proportionate  share of the Insured Amount.  The Insurer's  obligations under the Policy with respect to a particular  Insured Amount shall be discharged to the extent funds equal to the  applicable  Insured
Amount are  received by the  Trustee,  whether or not those funds are properly  applied by the  Trustee.  Insured  Amounts will be made only at the time set forth in the Policy,  and no  accelerated  Insured  Amounts will be made  regardless  of any  acceleration  of the
Obligations, unless the acceleration is at the sole option of the Insurer.

         Notwithstanding  the foregoing,  the Policy does not cover  shortfalls,  if any,  attributable to the liability of Home Equity
Loan Trust 2007-HSA2 or the Trustee for withholding taxes, if any (including interest and penalties in respect of any such liability).

         The Insurer will pay any Insured  Amount that is a Preference  Amount on the Business Day following  receipt on a Business Day by the Fiscal Agent (as described  below) of (a) a  certified copy of the order  requiring the return of a preference  payment,  (b) an opinion of counsel  satisfactory to the Insurer that such order is final and not subject to appeal,  (c) an  assignment in such form as is reasonably required by the Insurer,  irrevocably  assigning to the Insurer all rights and claims of the Owner relating to or arising under the Obligations  against the debtor which made such preference  payment or otherwise with respect to such preference  payment and
(d) appropriate  instruments to effect the appointment of the Insurer as agent for such Owner in any legal  proceeding  related to such preference  payment,  such instruments being in a form satisfactory to the Insurer,  provided that if such documents are received after
12:00 noon,  New York  City time,  on such  Business  Day,  they will be deemed to be  received on the  following  Business  Day.  Such payments shall be disbursed to the receiver or trustee in bankruptcy named in the final order of the court  exercising  jurisdiction on behalf of the Owner and not to any Owner  directly  unless such Owner has returned  principal or interest  paid on the  Obligations  to such receiver or trustee in bankruptcy, in which case such payment shall be disbursed to such Owner.

         The Insurer will pay any other amount payable under the Policy no later than  12:00 noon,  New York City time, on the later of the  Distribution  Date on which the  related  Deficiency  Amount is due or the second  Business  Day  following  receipt in  New York,
New York on a Business Day by U.S. Bank Trust  National  Association,  as Fiscal Agent for the Insurer,  or any successor  fiscal agent appointed by the Insurer  (the "Fiscal  Agent"),  of a Notice (as  described  below),  provided  that if such Notice is received  after
12:00 noon,  New York City time,  on such  Business  Day, it will be deemed to be received on the  following  Business Day. If any such
Notice  received  by the Fiscal  Agent is not in proper form or is  otherwise  insufficient  for the purpose of making  claim under the
Policy,  it shall be deemed not to have been  received  by the Fiscal  Agent for  purposes  of this  paragraph,  and the Insurer or the
Fiscal Agent, as the case may be, shall promptly so advise the Trustee and the Trustee may submit an amended Notice.

         Insured  Amounts due under the Policy,  unless  otherwise  stated in the Policy,  will be disbursed by the Fiscal Agent to the
Trustee on behalf of the Owners by wire transfer of  immediately  available  funds in the amount of the Insured Amount less, in respect of Insured  Amounts  related to Preference  Amounts,  any amount held by the Trustee for the payment of such Insured Amount and legally available therefor.

         The Fiscal  Agent is the agent of the Insurer  only,  and the Fiscal  Agent shall in no event be liable to Owners for any acts of the Fiscal Agent or any failure of the Insurer to deposit,  or cause to be  deposited,  sufficient  funds to make payments due under the Policy.

         Subject to the terms of the Agreement,  the Insurer shall be subrogated to the rights of each Owner to receive  payments under the Obligations to the extent of any payment by the Insurer under the Policy.

         As used in the Policy, the following terms shall have the following meanings:

         "Agreement"  means the Pooling  and  Servicing  Agreement  dated as of  April 1,  2007,  among  Residential  Funding  Mortgage
Securities  II, Inc.,  Residential  Funding  Company,  LLC, as Master  Servicer,  and the Trustee,  as trustee,  without  regard to any amendment or supplement thereto, unless such amendment or supplement has been approved in writing by the Insurer.

         "Business Day" means any day other than (a) a Saturday or a Sunday (b)  a day on which banking  institutions  in the States of
New York, California, Minnesota, Illinois, Texas or Pennsylvania are required or authorized by law or executive order to be closed.

         "Deficiency Amount" means, for any Distribution Date, an amount equal to the excess, if any, of: (a) Scheduled Payments over
(b) amounts on deposit in the Certificate Account available to pay such Scheduled Payments and any other amounts available to the
Trustee for payment of such Scheduled Payments.

          "Insured Amount" means (a) as of any Distribution Date, any Deficiency Amount and (b) any Preference Amount.

         "Notice" means the telephonic or telegraphic notice,  promptly confirmed in writing by facsimile  substantially in the form of
Exhibit A  attached to the Policy,  the original of which is  subsequently  delivered by registered or certified mail, from the Trustee specifying the Insured Amount which shall be due and owing on the applicable Distribution Date.

         "Owner" means each Holder of a Class A Certificate  (as defined in the Agreement)  who, on the applicable  Distribution  Date, is entitled under the terms of the applicable Obligations to payment thereunder.

         "Preference  Amount" means any amount previously  distributed to an Owner on the Obligations that is recoverable and sought to be recovered as a voidable  preference  by a trustee in  bankruptcy  pursuant to the  United States  Bankruptcy  Code  (11 U.S.C.),  as
amended from time to time, in accordance with a final nonappealable order of a court having competent jurisdiction.

         "Scheduled  Payments" means, with respect to each  Distribution  Date, the payment to be made to Owners in an aggregate amount equal to (i) the  Accrued  Certificate  Interest  on each  Class of Class A  Certificates  for  that  Distribution  Date,  (ii) for the
Distribution  Date  occurring in April 2037,  the  Guaranteed  Payment  Amount,  (iii) for any other  Distribution  Date, the principal portion of any Realized Losses allocated to the Obligations,  to the extent not covered by the  Overcollateralization  Amount and after application  of any Excess  Interest,  in each case in accordance  with the original  terms of the Agreement and the  Obligations  when issued and without regard to any amendment or modification of the Agreement or the Obligations  except  amendments or  modifications to which the Insurer has given its prior written consent.

         Scheduled  Payments  will not  include,  nor shall  coverage  be  provided  under the  Policy in  respect  of,  any Relief Act
Shortfalls,  Prepayment  Interest  Shortfalls or any Net WAC Cap Shortfalls  that may be incurred or that may be  distributable  to the
Obligations.  Scheduled  Payments shall not include payments that become due on an accelerated  basis as a result of an election to pay principal on an accelerated  basis,  the  occurrence of an Event of Default under the Agreement or any other cause,  unless the Insurer elects,  in its sole discretion,  to pay in whole or in part such principal due upon  acceleration,  together with any accrued interest to the date of  acceleration.  In the event the  Insurer  does not so elect,  the Policy  will  continue  to  guarantee  payment on the
Obligations  in  accordance  with their  original  terms.  Scheduled  Payments  shall not  include  any  amounts  due in respect of the
Obligations  attributable to any increase in interest rate,  penalty or other sum payable by reason of any default or event of default, or by reason of any  deterioration of the  creditworthiness  of any party to the Pooling and Servicing  Agreement,  nor shall Scheduled
Payments  include,  nor shall  coverage be provided  under the Policy in respect of, any taxes,  withholding or other charge imposed by any governmental authority due in connection with the payment of any Scheduled Payment to an Owner.

         Capitalized terms used in the Policy and not otherwise  defined in the Policy shall have the respective  meanings set forth in the Agreement as of the date of execution of the Policy,  without giving effect to any subsequent  amendment to or  modification of the
Agreement unless such amendment or modification has been approved in writing by the Insurer.

         Any notice under the Policy or service of process on the Fiscal  Agent may be made at the address  listed below for the Fiscal
Agent or such other address as the Insurer shall specify in writing to the Trustee.

         The notice address of the Fiscal Agent is 100 Wall Street, Suite 1600, New York,  New York 10005,  Attention:  Corporate Trust
Services, or such other address as the Fiscal Agent shall specify to the Trustee in writing.

         THE POLICY IS BEING ISSUED UNDER AND PURSUANT  TO, AND SHALL BE CONSTRUED  UNDER,  THE LAWS OF THE STATE OF NEW YORK,  WITHOUT
GIVING EFFECT TO THE CONFLICT OF LAWS PRINCIPLES THEREOF.

         The insurance provided by the Policy is not covered by the  Property/Casualty  Insurance Security Fund specified in Article 76 of the New York Insurance Law.

         The Policy is not cancelable for any reason.  The premium on the Policy is not refundable for any reason,  including  payment, or provision being made for payment, prior to the Final Distribution Dates for the Obligations.

                                                          MBIA INSURANCE CORPORATION

                                                              EXHIBIT A-2

                                            FORM OF CLASS SB CERTIFICATE

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE CLASS A CERTIFICATES AS DESCRIBED IN THE AGREEMENT (AS DEFINED HEREIN).

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES,  THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT  CONDUIT,"
AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986.

THIS  CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED  UNDER THE SECURITIES ACT OF 1933, AS AMENDED,  OR THE SECURITIES LAWS OF ANY
STATE  AND MAY NOT BE  RESOLD OR  TRANSFERRED  UNLESS  IT IS  REGISTERED  PURSUANT  TO SUCH ACT AND LAWS OR IS SOLD OR  TRANSFERRED  IN
TRANSACTIONS  WHICH ARE EXEMPT FROM  REGISTRATION  UNDER SUCH ACT AND UNDER  APPLICABLE STATE LAW AND IS TRANSFERRED IN ACCORDANCE WITH
THE PROVISIONS OF SECTION 5.02 OF THE POOLING AND SERVICING AGREEMENT (THE "AGREEMENT").

NO TRANSFER OF THIS  CERTIFICATE  OR ANY  INTEREST  HEREIN SHALL BE MADE TO ANY PLAN SUBJECT TO TITLE I OF ERISA OR SECTION 4975 OF THE
CODE,  ANY PERSON ACTING,  DIRECTLY OR INDIRECTLY,  ON BEHALF OF ANY SUCH PLAN OR ANY PERSON  ACQUIRING  SUCH  CERTIFICATES  WITH "PLAN
ASSETS" OF A PLAN WITHIN THE MEANING OF THE DEPARTMENT OF LABOR  REGULATION  PROMULGATED AT 29 C.F.R.ss.2510.3-101  UNLESS THE COMPANY,
THE TRUSTEE AND THE MASTER SERVICER ARE PROVIDED WITH AN OPINION OF COUNSEL WHICH  ESTABLISHES TO THE SATISFACTION OF THE COMPANY,  THE
TRUSTEE AND THE MASTER  SERVICER THAT THE PURCHASE OF THIS  CERTIFICATE IS  PERMISSIBLE  UNDER  APPLICABLE  LAW, WILL NOT CONSTITUTE OR
RESULT IN ANY PROHIBITED  TRANSACTION  UNDER ERISA OR SECTION 4975 OF THE CODE AND WILL NOT SUBJECT THE COMPANY,  THE MASTER  SERVICER,
THE TRUSTEE OR THE TRUST FUND TO ANY OBLIGATION OR LIABILITY  (INCLUDING  OBLIGATIONS OR LIABILITIES UNDER ERISA OR SECTION 4975 OF THE
CODE) IN ADDITION TO THOSE  UNDERTAKEN IN THE  AGREEMENT,  WHICH OPINION OF COUNSEL SHALL NOT BE AN EXPENSE OF THE COMPANY,  THE MASTER
SERVICER, THE TRUSTEE OR THE TRUST FUND.

Certificate No. 1

Class SB Subordinate

Date of Pooling and Servicing                        Percentage Interest: 100%
and Cut-off Date:
April 1, 2007

First Distribution Date:                             Aggregate Initial Certificate Principal Balance
May 25, 2007                                         of the Class SB Certificates:
                                                     $___________

Master Servicer:                                     Initial Certificate Principal Balance
Residential Funding Company, LLC                     of this Certificate:  $___________

Final Scheduled Distribution Date:                   CUSIP:  ____________
[__]

                                     HOME EQUITY LOAN PASS-THROUGH CERTIFICATES
                                                  SERIES 2007-HSA2

                  evidencing a percentage  interest in the  distributions  allocable to the Class SB Certificates with respect  to  a  Trust  Fund  consisting  primarily  of a  pool  closed  end,  fixed  interest  rate, fully-amortizing  and  balloon  payment,  one-to-four-family,  primarily  second  lien  home  equity mortgage loans sold by RESIDENTIAL FUNDING MORTGAGE SECURITIES II, INC.

         This  Certificate  is payable solely from the assets of the Trust Fund, and does not represent an obligation of or interest in
Residential  Funding  Mortgage  Securities II, Inc., the Master  Servicer,  the Trustee  referred to below or any of their  affiliates.
Neither this Certificate nor the underlying  Mortgage Loans are guaranteed or insured by any governmental  agency or instrumentality or by  Residential  Funding  Mortgage  Securities  II,  Inc.,  the  Master  Servicer,  the  Trustee  or any of their  affiliates.  None of
Residential  Funding  Mortgage  Securities  II, Inc., the Master  Servicer or any of their  affiliates  will have any  obligation  with respect to any certificate or other obligation secured by or payable from payments on the Certificates.

         This  certifies  that PRAMWAVE & CO. is the  registered  owner of the  Percentage  Interest  evidenced by this  Certificate in certain  distributions  with  respect to the Trust Fund  consisting  primarily of an interest in a pool of closed end,  fixed  interest rate,  fully-amortizing  and balloon  payment,  one-to-four-family,  primarily  second lien home equity  mortgage  loans (the "Mortgage
Loans"),  sold by  Residential  Funding  Mortgage  Securities  II, Inc.  (hereinafter  called the  "Company ," which term  includes any successor  entity under the Agreement  referred to below).  The Trust Fund was created  pursuant to a Pooling and  Servicing  Agreement dated as specified above (the "Agreement")  among the Company,  the Master Servicer and LaSalle Bank National  Association,  as trustee
(the "Trustee"),  a summary of certain of the pertinent  provisions of which is set forth hereafter.  To the extent not defined herein, the  capitalized  terms used herein have the meanings  assigned in the  Agreement.  This  Certificate is issued under and is subject to the terms,  provisions and conditions of the Agreement,  to which Agreement the Holder of this  Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

         Pursuant  to the terms of the  Agreement,  a  distribution  will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately  following (the  "Distribution  Date"),  commencing as described in the Agreement,  to the  Person in whose  name this  Certificate  is  registered  at the  close of  business  on the last day (or if such last day is not a
Business Day, the Business Day immediately  preceding such last day) of the month immediately  preceding the month of such distribution
(the "Record Date"),  from the Available  Distribution Amount in an amount equal to the product of the Percentage Interest evidenced by this  Certificate and the amount of interest and principal,  if any,  required to be distributed to Holders of Class SB Certificates on such Distribution Date.

         Distributions  on this  Certificate  will be made either by the Master Servicer acting on behalf of the Trustee or by a Paying
Agent  appointed by the Trustee in immediately  available  funds (by wire transfer or otherwise) for the account of the Person entitled thereto if such Person  shall have so notified  the Master  Servicer or such  Paying  Agent,  or by check  mailed to the address of the
Person entitled thereto, as such name and address shall appear on the Certificate Register.

         Notwithstanding  the above,  the final  distribution on this Certificate will be made after due notice of the pendency of such distribution  and only upon  presentation  and surrender of this  Certificate at the office or agency appointed by the Trustee for that purpose in the City and State of New York. The Notional  Amount of this Class SB Certificate  as of any date of  determination  will be calculated  as described in the  Agreement.  The Notional  Amount hereof will be reduced by interest  shortfalls on the Mortgage  Loans including any Prepayment Interest  Shortfalls not covered by Excess Interest,  and the interest portion of any Realized Losses incurred in respect  thereof.  This Class SB Certificate  will accrue interest at the  Pass-Through  Rate on the Notional Amount as indicated in the  definition  of  Accrued  Certificate  Interest  in the  Agreement.  This Class SB  Certificate  will not  accrue  interest  on its
Certificate Principal Balance.

         No transfer of this Class SB Certificate  will be made unless such transfer is exempt from the  registration  requirements  of the Securities Act of 1933, as amended,  and any applicable  state  securities laws or is made in accordance with said Act and laws. In the event that such a transfer is to be made,  (i) the Trustee or the  Company may require an opinion of counsel  acceptable  to and in form and substance  satisfactory to the Trustee and the Company that such transfer is exempt  (describing the applicable  exemption and the basis therefor) from or is being made pursuant to the registration  requirements of the Securities Act of 1933, as amended,  and of any  applicable  statute  of any state and (ii) the  transferee  shall  execute  an  investment  letter  in the form  described  by the
Agreement.  The Holder hereof desiring to effect such transfer  shall,  and does hereby agree to,  indemnify the Trustee,  the Company, the Master  Servicer  and the  Certificate  Registrar  acting on behalf of the  Trustee  against any  liability  that may result if the transfer is not so exempt or is not made in accordance with such Federal and state laws.

         No transfer of this  Certificate or any interest herein shall be made unless the Company,  the Trustee and the Master Servicer are provided with (i) an Opinion of Counsel which  establishes to the satisfaction of the Company,  the Trustee and the Master Servicer
that the  purchase  of this  Certificate  is  permissible  under  applicable  law,  will not  constitute  or result  in any  prohibited transaction  under ERISA or Section 4975 of the Code and will not subject the Company,  the Master  Servicer,  the Trustee or the Trust
Fund to any  obligation or liability  (including  obligations  or  liabilities  under ERISA or Section 4975 of the Code) in addition to those undertaken in the Agreement,  which Opinion of Counsel shall not be an expense of the Company,  the Master Servicer,  the Trustee or the Trust Fund, or (ii) a representation  letter,  in the form as described by the Agreement,  stating that the transferee is not an employee  benefit or other plan subject to the prohibited  transaction  provisions of ERISA or Section 4975 of the Code (a "Plan"),  or
any other person  (including an investment  manager,  a named  fiduciary or a trustee of any Plan) acting,  directly or indirectly,  on behalf of or purchasing any Certificate with "plan assets" of any Plan.

         This  Certificate is one of a duly authorized issue of Certificates  issued in several Classes  designated as Home Equity Loan
Pass-Through Certificates of the Series specified hereon (herein collectively called the "Certificates").

         The Certificates are limited in right of payment to certain  collections and recoveries  respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement.

         As provided in the Agreement,  withdrawals from the Custodial  Account and/or the Certificate  Account created for the benefit
of   Certificateholders   may  be  made  by  the  Master  Servicer  from  time  to  time  for  purposes  other  than  distributions  to
Certificateholders,  such  purposes  including  without  limitation  reimbursement  to the Company  and the Master  Servicer of certain expenses incurred by either of them.

         The Agreement permits,  with certain  exceptions therein provided,  the amendment of the Agreement and the modification of the rights and  obligations  of the  Company,  the Master  Servicer  and the  Trustee  and the rights of the  Certificateholders  under the
Agreement  from time to time by the  Company,  the Master  Servicer  and the Trustee  with the  consent of the Holders of  Certificates evidencing in the aggregate not less than 66% of the Percentage  Interests of each Class of  Certificates  affected  thereby.  Any such consent by the  Holder of this  Certificate  shall be  conclusive  and  binding  on such  Holder  and upon all  future  holders of this
Certificate  and of any Certificate  issued upon the transfer  hereof or in exchange  herefor or in lieu hereof whether or not notation of such consent is made upon the Certificate.  The Agreement also permits the amendment  thereof in certain  circumstances  without the consent of the Holders of any of the  Certificates  and,  in certain  additional  circumstances,  without the consent of the Holders of certain Classes of Certificates.

         As provided in the  Agreement  and subject to certain  limitations  therein set forth,  the  transfer of this  Certificate  is registrable in the  Certificate  Register upon surrender of this  Certificate  for  registration of transfer at the offices or agencies appointed by the Trustee in the City and State of New York,  duly  endorsed by, or  accompanied  by an  assignment in the form below or other written  instrument of transfer in form  satisfactory  to the Trustee and the  Certificate  Registrar duly executed by the Holder hereof or such Holder's  attorney duly authorized in writing,  and thereupon one or more new  Certificates of authorized  denominations evidencing the same Class and aggregate Percentage Interest will be issued to the designated transferee or transferees.

         The Certificates  are issuable only as registered  Certificates  without coupons in Classes and in denominations  specified in the Agreement.  As provided in the Agreement and subject to certain  limitations  therein set forth,  Certificates are exchangeable for new Certificates of authorized  denominations  evidencing the same Class and aggregate Percentage Interest,  as requested by the Holder surrendering the same.

         No service charge will be made for any such  registration  of transfer or exchange,  but the Trustee may require  payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

         The Company, the Master Servicer,  the Trustee,  the Certificate  Registrar and any agent of the Company, the Master Servicer, the Trustee or the  Certificate  Registrar  may treat the Person in whose name this  Certificate  is registered as the owner hereof for all  purposes,  and  neither  the  Company,  the Master  Servicer,  the  Trustee  nor any such agent shall be affected by notice to the contrary.

         This Certificate shall be governed by and construed in accordance with the laws of the State of New York.

         The  obligations  created by the Agreement in respect of the  Certificates  and the Trust Fund created thereby shall terminate upon the payment to  Certificateholders  of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the  Agreement  following  the earlier of (i) the  maturity or other  liquidation  of the last  Mortgage  Loan  subject  thereto or the disposition  of all property  acquired upon  foreclosure  or deed in lieu of foreclosure of any Mortgage Loan, and (ii) the purchase by the Master  Servicer from the Trust Fund of all remaining  Mortgage Loans and all property  acquired in respect of such Mortgage Loans, thereby  effecting  early  retirement of the  Certificates.  The Agreement  permits,  but does not require,  the Master Servicer (i) to purchase,  at a price  determined as provided in the Agreement,  all remaining  Mortgage Loans and all property  acquired in respect of any  Mortgage  Loan or (ii) to  purchase  in whole,  but not in part,  all of the Class A and Class SB  Certificates  from the  Holders thereof;  provided,  that any such option may only be  exercised if the  aggregate  principal  balance of the Mortgage  Loans as of the
Distribution  Date upon which the proceeds of any such purchase are  distributed is less than ten percent of the Cut-off Date Principal
Balance of the Mortgage Loans.

         Unless the certificate of authentication  hereon has been executed by the Certificate  Registrar,  by manual  signature,  this
Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

         IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated: April 27, 2007                                LASALLE BANK NATIONAL ASSOCIATION, as Trustee

                                                          By:
                                                               Authorized Signatory

                                            CERTIFICATE OF AUTHENTICATION

         This is one of the Class SB Certificates referred to in the within-mentioned Agreement.

                                                               LASALLE BANK NATIONAL ASSOCIATION, as Certificate Registrar

                                                          By:
                                                               Authorized Signatory

                                                              ASSIGNMENT

         FOR     VALUE     RECEIVED,      the     undersigned      hereby     sell(s),      assign(s)     and     transfer(s)      unto
______________________________________________________________________________(Please  print or  typewrite  name and address  including postal zip code of  assignee) a  Percentage  Interest  evidenced  by the within Home Equity Loan  Pass-Through  Certificate  and hereby authorizes the transfer of registration of such interest to assignee on the Certificate Register of the Trust Fund.

         I (We) further direct the  Certificate  Registrar to issue a new  Certificate of a like  denomination  and Class, to the above
named           assignee          and          deliver          such           Certificate           to          the          following
address:_____________________________________________________________________________________________________________________________________________________

Dated: ____________________                          _______________________________________
                                                     Signature by or on behalf of assignor

                                                     _______________________________________
                                                     Signature Guaranteed

                                                       DISTRIBUTION INSTRUCTIONS

         The assignee should include the following for purposes of distribution:

         Distributions    shall   be   made,   by   wire    transfer   or    otherwise,    in    immediately    available    funds   to
________________________________________________________________________        for           the            account            of
___________________________________________ account     number __________________________ ,     or,    if    mailed    by    check,  to
_____________________________________________________________.        Applicable      statements      should      be      mailed     to
____________________________________________ .

         This    information    is    provided    by  ______________________________________,   the    assignee    named    above,   or
____________________________ , as its agent.

                                                               EXHIBIT B

                                                  FORM OF CLASS R-[I][II] CERTIFICATE

THE CLASS [R-I] [R-II] CERTIFICATE WILL NOT BE ENTITLED TO PAYMENTS  CONSTITUTING THE AVAILABLE  DISTRIBUTION AMOUNT UNTIL SUCH TIME AS
DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN (THE "AGREEMENT").

THIS CLASS [R-I] [R-II] CERTIFICATE IS SUBORDINATE TO THE CLASS A CERTIFICATES, TO THE EXTENT DESCRIBED HEREIN AND IN THE AGREEMENT.

THIS CERTIFICATE MAY NOT BE HELD BY OR TRANSFERRED TO A NON-UNITED STATES PERSON OR A DISQUALIFIED ORGANIZATION (AS DEFINED BELOW).

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES,  THIS CERTIFICATE IS A "RESIDUAL  INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT"
AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986 (THE "CODE").

THIS  CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED  UNDER THE SECURITIES ACT OF 1933, AS AMENDED,  OR THE SECURITIES LAWS OF ANY
STATE  AND MAY NOT BE  RESOLD OR  TRANSFERRED  UNLESS  IT IS  REGISTERED  PURSUANT  TO SUCH ACT AND LAWS OR IS SOLD OR  TRANSFERRED  IN
TRANSACTIONS  WHICH ARE EXEMPT FROM  REGISTRATION  UNDER SUCH ACT AND UNDER  APPLICABLE STATE LAW AND IS TRANSFERRED IN ACCORDANCE WITH
THE PROVISIONS OF SECTION 5.02 OF THE POOLING AND SERVICING AGREEMENT (THE "AGREEMENT").

NO TRANSFER OF THIS CERTIFICATE MAY BE MADE TO ANY PERSON,  UNLESS THE TRANSFEREE  PROVIDES EITHER A CERTIFICATION  PURSUANT TO SECTION
5.02(f) OF THE AGREEMENT OR AN OPINION OF COUNSEL  SATISFACTORY TO THE MASTER  SERVICER,  THE COMPANY AND THE TRUSTEE THAT THE PURCHASE
OF THIS CERTIFICATE WILL NOT CONSTITUTE OR RESULT IN A NON-EXEMPT  PROHIBITED  TRANSACTION UNDER SECTION 406 OF THE EMPLOYEE RETIREMENT
INCOME SECURITY ACT OF 1974, AS AMENDED  ("ERISA"),  OR SECTION 4975 OF THE CODE AND WILL NOT SUBJECT THE MASTER SERVICER,  THE COMPANY
OR THE TRUSTEE TO ANY OBLIGATION OR LIABILITY IN ADDITION TO THOSE UNDERTAKEN IN THE AGREEMENT.

ANY  RESALE,  TRANSFER  OR OTHER  DISPOSITION  OF THIS  CERTIFICATE  MAY BE MADE ONLY IF THE  PROPOSED  TRANSFEREE  PROVIDES A TRANSFER
AFFIDAVIT  TO THE MASTER  SERVICER  AND THE TRUSTEE  THAT (1) SUCH  TRANSFEREE  IS NOT (A) THE UNITED  STATES,  ANY STATE OR  POLITICAL
SUBDIVISION  THEREOF,  ANY POSSESSION OF THE UNITED STATES,  OR ANY AGENCY OR  INSTRUMENTALITY  OF ANY OF THE FOREGOING  (OTHER THAN AN
INSTRUMENTALITY  WHICH IS A  CORPORATION  IF ALL OF ITS  ACTIVITIES  ARE SUBJECT TO TAX AND EXCEPT FOR  FREDDIE  MAC, A MAJORITY OF ITS
BOARD OF DIRECTORS IS NOT SELECTED BY SUCH  GOVERNMENTAL  UNIT),  (B) A FOREIGN  GOVERNMENT,  ANY  INTERNATIONAL  ORGANIZATION,  OR ANY
AGENCY OR  INSTRUMENTALITY  OF EITHER OF THE FOREGOING,  (C) ANY ORGANIZATION  (OTHER THAN CERTAIN FARMERS'  COOPERATIVES  DESCRIBED IN
SECTION 521 OF THE CODE) WHICH IS EXEMPT FROM THE TAX IMPOSED BY CHAPTER 1 OF THE CODE UNLESS SUCH  ORGANIZATION  IS SUBJECT TO THE TAX
IMPOSED BY SECTION 511 OF THE CODE (INCLUDING THE TAX IMPOSED BY SECTION 511 OF THE CODE ON UNRELATED  BUSINESS  TAXABLE  INCOME),  (D)
RURAL ELECTRIC AND TELEPHONE  COOPERATIVES  DESCRIBED IN SECTION  1381(a)(2)(C)  OF THE CODE, (E) AN ELECTING LARGE  PARTNERSHIP  UNDER
SECTION 775(a) OF THE CODE (ANY SUCH PERSON  DESCRIBED IN THE FOREGOING  CLAUSES (A), (B), (C), (D) OR (E) BEING HEREIN  REFERRED TO AS
A  "DISQUALIFIED  ORGANIZATION"),  OR (F) AN AGENT OF A  DISQUALIFIED  ORGANIZATION,  (2) NO PURPOSE OF SUCH  TRANSFER IS TO IMPEDE THE
ASSESSMENT OR COLLECTION OF TAX AND (3) SUCH TRANSFEREE  SATISFIES CERTAIN ADDITIONAL  CONDITIONS  RELATING TO THE FINANCIAL  CONDITION
OF THE PROPOSED  TRANSFEREE.  NOTWITHSTANDING THE REGISTRATION IN THE CERTIFICATE  REGISTER OR ANY TRANSFER,  SALE OR OTHER DISPOSITION
OF THIS CERTIFICATE TO A DISQUALIFIED  ORGANIZATION OR AN AGENT OF A DISQUALIFIED  ORGANIZATION,  SUCH REGISTRATION  SHALL BE DEEMED TO
BE OF NO LEGAL FORCE OR EFFECT  WHATSOEVER  AND SUCH PERSON SHALL NOT BE DEEMED TO BE A  CERTIFICATEHOLDER  FOR ANY PURPOSE  HEREUNDER,
INCLUDING,  BUT NOT LIMITED TO, THE RECEIPT OF  DISTRIBUTIONS  ON THIS  CERTIFICATE.  EACH HOLDER OF THIS  CERTIFICATE BY ACCEPTANCE OF
THIS CERTIFICATE SHALL BE DEEMED TO HAVE CONSENTED TO THE PROVISIONS OF THIS PARAGRAPH.

Class [R-I][R-II]                                                               Certificate No.
Residual

Date of Pooling and Servicing
Agreement and Cut-off Date:
April 1, 2007                                                                   Percentage Interest:                 %

First Distribution Date:
May 25, 2007                                                                    Initial Certificate
                                                                                Principal Balance of this Certificate:  $0.00

Master Servicer:
Residential Funding Company, LLC

Assumed Final Distribution Date:                                                CUSIP: ____________
[____________]

                                               HOME EQUITY LOAN PASS-THROUGH CERTIFICATE

                                                           SERIES 2007-HSA2

evidencing a percentage  interest in any distributions  allocable to the Class [R-I][R-II]  Certificates with respect to the Trust Fund consisting  primarily  of a pool of closed end,  fixed  interest  rate,  fully-amortizing  and balloon  payment,  one- to  four-family, primarily second lien home equity mortgage loans sold by RESIDENTIAL FUNDING MORTGAGE SECURITIES II, INC.

         This  Certificate  is payable  solely from the assets of the Trust Fund and does not represent an obligation of or interest in
Residential Funding Mortgage  Securities II, Inc., the Master Servicer,  the Trustee referred to below, GMAC Mortgage Group, LLC or any of their affiliates.  Neither this Certificate nor the underlying  Mortgage Loans are guaranteed or insured by any governmental  agency or instrumentality or by Residential Funding Mortgage Securities II, Inc., the Master Servicer,  the Trustee,  GMAC Mortgage Group, LLC
or any of their  affiliates.  None of the Company,  the Master Servicer,  GMAC Mortgage Group, LLC or any of their affiliates will have any obligation with respect to any certificate or other obligation secured by or payable from payments on the Certificates.

         This certifies that RESIDENTIAL  FUNDING COMPANY,  LLC is the registered  owner of the Percentage  Interest  evidenced by this
Certificate  (as specified  above) in certain  distributions  with respect to the Trust Fund  consisting  primarily of a pool of closed end, fixed interest rate,  fully-amortizing and balloon payment, one- to four-family,  primarily second lien home equity mortgage loans
(the  "Mortgage  Loans") sold by  Residential  Funding  Mortgage  Securities II, Inc.  (hereinafter  called the  "Company,"  which term includes any successor  entity under the Agreement  referred to below).  The Trust Fund was created pursuant to a Pooling and Servicing
Agreement dated as specified above (the "Agreement") among the Company, the Master Servicer and LaSalle Bank National  Association,  as
trustee (the "Trustee"),  a summary of certain of the pertinent  provisions of which is set forth hereafter.  To the extent not defined herein,  the  capitalized  terms used herein have the  meanings  assigned in the  Agreement.  This  Certificate  is issued under and is subject to the terms,  provisions and conditions of the Agreement,  to which Agreement the Holder of this  Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

         Pursuant  to the terms of the  Agreement,  a  distribution  will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately  following (the  "Distribution  Date"),  commencing as described in the Agreement,  to the  Person in whose  name this  Certificate  is  registered  at the  close of  business  on the last day (or if such last day is not a
Business  Day,  the  Business  Day  immediately  preceding  such  last  day) of the  month  immediately  preceding  the  month  of such distribution,  or, for so long as this  Certificate  is a Book-Entry  Certificate,  as of the Business Day  immediately  preceding such
Distribution  Date (the "Record  Date"),  from the Available  Distribution  Amount in an amount equal to the product of the  Percentage
Interest  evidenced by this Certificate and the amount required to be distributed to Holders of Class [R-I][R-II]  Certificates on such
Distribution Date.

         Each Holder of this  Certificate  will be deemed to have agreed to be bound by the  restrictions set forth in the Agreement to the effect that (i) each person holding or acquiring any Ownership  Interest in this  Certificate  must be a United States Person and a
Permitted  Transferee,  (ii) the transfer of any Ownership  Interest in this  Certificate  will be conditioned upon the delivery to the
Trustee of, among other  things,  an affidavit to the effect that it is a United  States  Person and  Permitted  Transferee,  (iii) any
attempted or purported  transfer of any Ownership  Interest in this  Certificate in violation of such  restrictions  will be absolutely null and void and will vest no rights in the  purported  transferee,  and (iv) if any person  other than a United  States  Person and a
Permitted  Transferee  acquires any Ownership  Interest in this  Certificate in violation of such  restrictions,  then the Company will have the right, in its sole discretion and without notice to the Holder of this  Certificate,  to sell this  Certificate to a purchaser selected by the Company,  which  purchaser  may be the Company,  or any affiliate of the Company,  on such terms and  conditions as the
Company may choose.

         Notwithstanding  the above,  the final  distribution on this Certificate will be made after due notice of the pendency of such distribution  and only upon  presentation  and surrender of this  Certificate at the office or agency appointed by the Trustee for that purpose  in the City and State of New York.  The  Holder of this  Certificate  may have  additional  obligations  with  respect to this
Certificate, including tax liabilities.

         No  transfer  of this  Class  R-[I][II]  Certificate  will be made  unless  such  transfer  is  exempt  from the  registration requirements  of the Securities Act of 1933, as amended,  and any applicable  state  securities laws or is made in accordance with said
Act and laws.  In the event that such a  transfer  is to be made,  (i) the  Trustee or the  Company  may  require an opinion of counsel acceptable  to and in form and  substance  satisfactory  to the Trustee and the Company that such  transfer is exempt  (describing  the applicable  exemption and the basis therefor) from or is being made pursuant to the registration  requirements of the Securities Act of
1933, as amended,  and of any applicable  statute of any state and (ii) the transferee  shall execute an investment  letter in the form described  by the  Agreement.  The Holder  hereof  desiring to effect such  transfer  shall,  and does hereby agree to,  indemnify  the
Trustee,  the Company,  the Master  Servicer and the Certificate  Registrar  acting on behalf of the Trustee against any liability that may result if the transfer is not so exempt or is not made in accordance with such Federal and state laws.

         No  transfer  of this  Certificate  or any  interest  herein  shall be made  unless the  Company,  the  Trustee and the Master
Servicers  are provided  with (i) an Opinion of Counsel  which  establishes  to the  satisfaction  of the Company,  the Trustee and the
Master  Servicers  that the purchase of this  Certificate  is permissible  under  applicable  law, will not constitute or result in any prohibited  transaction under ERISA or Section 4975 of the Code and will not subject the Company,  the Master Servicer,  the Trustee or the Trust Fund to any  obligation  or  liability  (including  obligations  or  liabilities  under ERISA or Section 4975 of the Code) in addition to those  undertaken in the Agreement,  which Opinion of Counsel shall not be an expense of the Company,  the Master Servicer, the  Trustee  or the Trust  Fund,  or (ii) a  representation  letter,  in the form as  described  by the  Agreement,  stating  that the transferee is not an employee  benefit or other plan subject to the prohibited  transaction  provisions of ERISA or Section 4975 of the
Code (a "Plan"),  or any other person (including an investment  manager,  a named fiduciary or a trustee of any Plan) acting,  directly or indirectly, on behalf of or purchasing any Certificate with "plan assets" of any Plan.

         This  Certificate is one of a duly authorized issue of Certificates  issued in several Classes  designated as Home Equity Loan
Pass-Through Certificates of the Series specified hereon (herein collectively called the "Certificates").

         The Certificates are limited in right of payment to certain  collections and recoveries  respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement.

         As provided in the Agreement,  withdrawals from the Custodial  Account and/or the Certificate  Account created for the benefit
of   Certificateholders   may  be  made  by  the  Master  Servicer  from  time  to  time  for  purposes  other  than  distributions  to
Certificateholders,  such  purposes  including  without  limitation  reimbursement  to the Company  and the Master  Servicer of certain expenses incurred by either of them.

         The Agreement permits,  with certain  exceptions therein provided,  the amendment of the Agreement and the modification of the rights and  obligations  of the  Company,  the Master  Servicer  and the  Trustee  and the rights of the  Certificateholders  under the
Agreement  from time to time by the  Company,  the Master  Servicer  and the Trustee  with the  consent of the Holders of  Certificates evidencing in the aggregate not less than 66% of the Percentage  Interests of each Class of  Certificates  affected  thereby.  Any such consent by the  Holder of this  Certificate  shall be  conclusive  and  binding  on such  Holder  and upon all  future  holders of this
Certificate  and of any Certificate  issued upon the transfer  hereof or in exchange  herefor or in lieu hereof whether or not notation of such consent is made upon the Certificate.  The Agreement also permits the amendment  thereof in certain  circumstances  without the consent of the Holders of any of the  Certificates  and,  in certain  additional  circumstances,  without the consent of the Holders of certain Classes of Certificates.

         As provided in the  Agreement  and subject to certain  limitations  therein set forth,  the  transfer of this  Certificate  is registrable in the  Certificate  Register upon surrender of this  Certificate  for  registration of transfer at the offices or agencies appointed by the Trustee in the City and State of New York,  duly  endorsed by, or  accompanied  by an  assignment in the form below or other written  instrument of transfer in form  satisfactory  to the Trustee and the  Certificate  Registrar duly executed by the Holder hereof or such Holder's  attorney duly authorized in writing,  and thereupon one or more new  Certificates of authorized  denominations evidencing the same Class and aggregate Percentage Interest will be issued to the designated transferee or transferees.

         The Certificates  are issuable only as registered  Certificates  without coupons in Classes and in denominations  specified in the Agreement.  As provided in the Agreement and subject to certain  limitations  therein set forth,  Certificates are exchangeable for new Certificates of authorized  denominations  evidencing the same Class and aggregate Percentage Interest,  as requested by the Holder surrendering the same.

         No service charge will be made for any such  registration  of transfer or exchange,  but the Trustee may require  payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

         The  Company,  the Master  Servicer,  the Trustee  and the  Certificate  Registrar  and any agent of the  Company,  the Master
Servicer,  the Trustee or the  Certificate  Registrar  may treat the Person in whose name this  Certificate  is registered as the owner hereof for all purposes,  and neither the Company,  the Master Servicer,  the Trustee nor any such agent shall be affected by notice to the contrary.

         This Certificate shall be governed by and construed in accordance with the laws of the State of New York.

         The  obligations  created by the Agreement in respect of the  Certificates  and the Trust Fund created thereby shall terminate upon the payment to  Certificateholders  of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the  Agreement  following  the earlier of (i) the  maturity or other  liquidation  of the last  Mortgage  Loan  subject  thereto or the disposition  of all property  acquired upon  foreclosure  or deed in lieu of foreclosure of any Mortgage Loan, and (ii) the purchase by the Master  Servicer from the Trust Fund of all remaining  Mortgage Loans and all property  acquired in respect of such Mortgage Loans, thereby  effecting  early  retirement of the  Certificates.  The Agreement  permits,  but does not require,  the Master Servicer (i) to purchase,  at a price  determined as provided in the Agreement,  all remaining  Mortgage Loans and all property  acquired in respect of any Mortgage Loan or (ii) to purchase in whole, but not in part, all of the Certificates from the Holders thereof;  provided,  that any such option may only be  exercised  if the Pool  Principal  Balance of the Mortgage  Loans as of the  Distribution  Date upon which the proceeds of any such purchase are distributed is less than ten percent of the Cut-off Date Principal Balance of the Mortgage Loans.

         Unless the certificate of authentication  hereon has been executed by the Certificate  Registrar,  by manual  signature,  this
Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

         IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated: April 27, 2007                                LASALLE BANK NATIONAL ASSOCIATION, as Trustee

                                                     By:
                                                            Authorized Signatory

                                                     CERTIFICATE OF AUTHENTICATION

This is one of the Class [R-I][R-II] Certificates referred to in the within-mentioned Agreement.

                                                     LASALLE BANK NATIONAL ASSOCIATION,
                                                     as Certificate Registrar

                                                     By:
                                                            Authorized Signatory

                                                              ASSIGNMENT

         FOR     VALUE     RECEIVED,      the     undersigned      hereby     sell(s),      assign(s)     and     transfer(s)      unto
______________________________________________________________________________(Please  print or  typewrite  name and address  including postal zip code of  assignee) a  Percentage  Interest  evidenced  by the within Home Equity Loan  Pass-Through  Certificate  and hereby authorizes the transfer of registration of such interest to assignee on the Certificate Register of the Trust Fund.

         I (We) further direct the  Certificate  Registrar to issue a new  Certificate of a like  denomination  and Class, to the above
named           assignee          and          deliver          such           Certificate           to          the          following
address:_____________________________________________________________________________________________________________________________________________________

Dated: ____________________                          _______________________________________
                                                     Signature by or on behalf of assignor

                                                     _______________________________________
                                                     Signature Guaranteed

                                                       DISTRIBUTION INSTRUCTIONS

         The assignee should include the following for purposes of distribution:

         Distributions    shall   be   made,   by   wire    transfer   or    otherwise,    in    immediately    available    funds   to
________________________________________________________________________        for           the            account            of
___________________________________________ account     number __________________________ ,     or,    if    mailed    by    check,  to
_____________________________________________________________.        Applicable      statements      should      be      mailed     to
____________________________________________ .

         This    information    is    provided    by  ______________________________________,   the    assignee    named    above,   or
____________________________ , as its agent.

                                                               EXHIBIT C

                                                      FORM OF CUSTODIAL AGREEMENT

                                                 CUSTODIAL AGREEMENT

                  THIS  CUSTODIAL  AGREEMENT (as amended and  supplemented  from time to time, the  "Agreement"),  dated as of April 1,
2007, by and among LASALLE BANK NATIONAL  ASSOCIATION,  as Trustee (including its successors under the Pooling Agreement defined below, the  "Trustee"),  RESIDENTIAL  FUNDING  MORTGAGE  SECURITIES  II, INC.  (together  with any  successor  in  interest,  the  "Company"),
RESIDENTIAL  FUNDING  COMPANY,  LLC, as master  servicer  (together  with any  successor  in interest  or  successor  under the Pooling
Agreement  referred to below,  the "Master  Servicer"),  and WELLS FARGO BANK,  NATIONAL  ASSOCIATION  (together  with any successor in interest or any successor appointed hereunder, the "Custodian").

                                           W I T N E S S E T H  T H A T :

                  WHEREAS,  the Company,  the Master  Servicer,  and the Trustee have entered into a Pooling and  Servicing  Agreement, dated as of April 1,  2007,  relating  to the  issuance  of  Residential  Funding  Mortgage  Securities  II,  Inc.,  Home  Equity  Loan
Pass-Through  Certificates,  Series  2007-HSA2 (as in effect on the date of this Agreement,  the "Original  Pooling  Agreement," and as amended and supplemented from time to time, the "Pooling Agreement"); and

                  WHEREAS,  the Custodian has agreed to act as agent for the Trustee for the purposes of receiving and holding  certain documents and other instruments  delivered by the Company and the Master Servicer under the Pooling  Agreement,  all upon the terms and conditions and subject to the limitations hereinafter set forth;

                  NOW, THEREFORE,  in consideration of the premises and the mutual covenants and agreements  hereinafter set forth, the
Trustee, the Company, the Master Servicer and the Custodian hereby agree as follows:

                                                      ARTICLE I
                                                     Definitions

                  Capitalized  terms used in this  Agreement  and not defined  herein shall have the meanings  assigned in the Original
Pooling Agreement, unless otherwise required by the context herein.

                                                     ARTICLE II
                                            Custody of Mortgage Documents

                  Section 2.1.  Custodian  to Act as Agent;  Acceptance  of Custodial  Files.  The Company and Master  Servicer  hereby direct the Trustee to appoint Wells Fargo Bank, National Association as the Custodian hereunder.  The Custodian,  as the duly appointed agent of the Trustee for these purposes,  acknowledges  receipt of the Custodial Files relating to the Mortgage Loans identified on the schedule  attached hereto (the "Custodial  Files") and declares that it holds and will hold the Custodial Files as agent solely for the
Trustee, in trust, for the use and benefit of all present and future Certificateholders and the Credit Enhancer.

                  Section 2.2.  Recordation  of  Assignments.  If any Custodial  File includes one or more  assignments  of the related
Mortgages to the Trustee that have not been recorded,  each such assignment  shall be delivered by the Custodian to the Company for the purpose of recording it in the appropriate  public office for real property records,  and the Company,  at no expense to the Custodian, shall promptly cause to be recorded in the appropriate  public office for real property  records each such assignment and, upon receipt thereof from such public office, shall return each such assignment to the Custodian.

                  Section 2.3.  Review of Custodial Files.

                  (a) On or prior to the Closing Date,  the Custodian  shall deliver to the Trustee and the Credit  Enhancer an Initial
Certification  in the form annexed  hereto as Exhibit One  evidencing  receipt of a Custodial File for each Mortgage Loan listed on the
Schedule  attached  hereto (the "Mortgage  Loan  Schedule").  The parties  hereto  acknowledge  that certain  documents  referred to in
Subsection  2.01(b)(i)  of the Pooling  Agreement  may be missing on or prior to the Closing Date and such missing  documents  shall be listed on Schedule A to Exhibit One.

                  (b) Within 45 days after the Closing  Date,  the  Custodian  agrees,  for the benefit of  Certificateholders  and the
Credit Enhancer,  to review each Custodial File, and to deliver to the Trustee and the Credit Enhancer an Interim  Certification in the
form  annexed  hereto as Exhibit  Two to the effect that all  documents  required to be  delivered  pursuant to Section  2.01(b) of the
Pooling  Agreement  have been executed and received and that such  documents  relate to the Mortgage  Loans  identified on the Mortgage
Loan Schedule,  except for any  exceptions  listed on Schedule A attached to such Interim  Certification.  For purposes of such review, the Custodian  shall compare the following  information in each Custodial  File to the  corresponding  information in the Mortgage Loan
Schedule:  (i) the loan number,  (ii) the borrower name and (iii) the original principal  balance.  In the event that any Mortgage Note or  Assignment  of Mortgage has been  delivered to the  Custodian by the Company in blank,  the  Custodian,  upon the  direction of the
Company,  shall cause each such  Mortgage  Note to be endorsed to the Trustee and each such  Assignment  of Mortgage to be completed in the name of the Trustee prior to the date on which such Interim  Certification  is delivered to the Trustee.  Within 45 days of receipt of the documents required to be delivered  pursuant to Section 2.01(c) of the Pooling Agreement,  the Custodian agrees, for the benefit of the  Certificateholders  and the Credit Enhancer,  to review each such document,  and upon the written request of the Trustee or the
Credit Enhancer to deliver to the Trustee and the Credit  Enhancer an updated  Schedule A to the Interim  Certification.  The Custodian
shall be under no duty or  obligation  to inspect,  review or examine  said  documents,  instruments,  certificates  or other papers to determine that the same are genuine,  enforceable,  or appropriate for the represented purpose or that they have actually been recorded or that they are other than what they purport to be on their face, or that the MIN is accurate.  If in performing  the review  required by this Section 2.3 the Custodian  finds any document or documents  constituting  a part of a Custodial File to be missing or defective in respect of the items reviewed as described in this Section 2.3(b),  the Custodian  shall promptly so notify the Company,  the Master
Servicer, the Trustee and the Credit Enhancer.

                  (c) Upon receipt of all documents  required to be in the Custodial  Files the Custodian  shall deliver to the Trustee and the Credit  Enhancer a Final  Certification  in the form  annexed  hereto as  Exhibit  Three  evidencing  the  completeness  of the
Custodial Files.

                  Upon receipt of written  request  from the Trustee,  the Company,  the Credit  Enhancer or the Master  Servicer,  the
Custodian shall as soon as practicable  supply the Trustee with a list of all of the documents  relating to the Mortgage Loans required to be delivered pursuant to Section 2.01(b) of the Pooling Agreement not then contained in the Custodial Files.

                  Section 2.4.  Notification of Breaches of Representations and Warranties.  If the Custodian discovers,  in the course of performing  its custodial  functions,  a breach of a  representation  or warranty made by the Master  Servicer or the Company as set forth in the Pooling  Agreement with respect to a Mortgage Loan relating to a Custodial  File, the Custodian  shall give prompt written notice to the Company, the Master Servicer, the Trustee and the Credit Enhancer.

                  Section  2.5.  Custodian to  Cooperate;  Release of Custodial  Files.  Upon the  repurchase  or  substitution  of any
Mortgage  Loan  pursuant to Article II of the Pooling  Agreement or payment in full of any Mortgage  Loan, or the receipt by the Master
Servicer of a notification  that payment in full will be escrowed in a manner  customary for such purposes,  the Master  Servicer shall immediately  notify the Custodian by delivering to the Custodian a Request for Release (in the form of Exhibit Four attached  hereto or a mutually  acceptable  electronic form) and shall request delivery to it of the Custodial File. The Custodian agrees,  upon receipt of such Request for Release, promptly to release to the Master Servicer the related Custodial File.

                  Upon receipt of a Request for Release from the Master Servicer,  signed by a Servicing Officer,  stating that (i) the
Master Servicer or a Subservicer,  as the case may be, has made a deposit into the  Certificate  Account in payment for the purchase of the  related  Mortgage  Loan in an amount  equal to the  Purchase  Price for such  Mortgage  Loan or  (ii) the  Company  has  chosen to substitute a Qualified  Substitute  Mortgage Loan for such Mortgage Loan, the Custodian  shall promptly  release to the Master Servicer the related Custodial File.

                  Upon written  notification  of a  substitution,  the Master Servicer shall deliver to the Custodian and the Custodian agrees to accept the Mortgage  Note and other  documents  constituting  the  Custodial  File with respect to any  Qualified  Substitute
Mortgage Loan, upon receiving written notification from the Master Servicer of such substitution.

                  From time to time as is  appropriate  for the servicing or  foreclosures  of any Mortgage Loan,  including,  for this purpose,  collection  under any Mortgage  Pool  Insurance  Policy,  the Master  Servicer  shall  deliver to the Custodian a Request for
Release  certifying as to the reason for such release.  Upon receipt of the foregoing,  the Custodian  shall deliver the Custodial File or such document to the Master  Servicer.  All Custodial  Files so released to the Master Servicer shall be held by it in trust for the
Trustee for the use and benefit of all  present  and future  Certificateholders  and the Credit  Enhancer.  The Master  Servicer  shall cause each  Custodial  File or any document  therein so released to be returned to the  Custodian  when the need therefor by the Master
Servicer no longer exists,  unless (i) the Mortgage Loan has been  liquidated  and the  Liquidation  Proceeds  relating to the Mortgage
Loan have been deposited in the Custodial  Account or (ii) the Custodial  File or such document has been  delivered to an attorney,  or to a public  trustee or other  public  official as required  by law,  for  purposes of  initiating  or pursuing  legal  action or other proceedings for the foreclosure of the Mortgaged  Property either judicially or  non-judicially,  and the Master Servicer has delivered to the Custodian an updated  Request for Release signed by a Servicing  Officer  certifying as to the name and address of the Person to which such  Custodial  File or such document was delivered and the purpose or purposes of such  delivery.  Immediately  upon receipt of any Custodial  File returned to the Custodian by the Master  Servicer,  the  Custodian  shall deliver a signed  acknowledgement  to the
Master Servicer, confirming receipt of such Custodial File.

                  Upon the  written  request of the Master  Servicer,  the  Custodian  will send to the Master  Servicer  copies of any documents contained in the Custodial File.

                  Section  2.6.  Assumption  Agreements.  In the event that any  assumption  agreement  or  substitution  of  liability agreement is entered into with respect to any Mortgage Loan subject to this  Agreement in accordance  with the terms and  provisions of the Pooling  Agreement,  the Master  Servicer  shall notify the  Custodian  that such  assumption  or  substitution  agreement has been completed by  forwarding  to the  Custodian the original of such  assumption  or  substitution  agreement,  which shall be added to the related  Custodial  File and,  for all  purposes,  shall be  considered a part of such  Custodial  File to the same extent as all other documents and instruments constituting parts thereof.

                                                     ARTICLE III
                                              Concerning the Custodian

                  Section 3.1.  Custodian a Bailee and Agent of the Trustee.  With respect to each  Mortgage  Note,  Mortgage and other documents  constituting each Custodial File which are delivered to the Custodian,  the Custodian is exclusively the bailee and agent of the Trustee and has no instructions  to hold any Mortgage Note or Mortgage for the benefit of any person other than the Trustee,  holds such  documents  for the benefit of  Certificateholders  and the Credit  Enhancer and  undertakes  to perform such duties and only such duties as are  specifically  set forth in this Agreement.  Except upon compliance with the provisions of Section 2.5 of this Agreement, no Mortgage  Note,  Mortgage or other  document  constituting  a part of a Custodial  File shall be delivered  by the  Custodian to the
Company or the Master Servicer or otherwise released from the possession of the Custodian.

                  The Master  Servicer shall promptly  notify the Custodian in writing if it shall no longer be a member of MERS, or if it otherwise  shall no longer be capable of  registering  and recording  Mortgage  Loans using MERS. In addition,  the Master  Servicer shall (i) promptly  notify the Custodian in writing when a MERS Mortgage Loan is no longer  registered with and recorded under MERS and
(ii) concurrently with any such  deregistration of a MERS Mortgage Loan,  prepare,  execute and record an original assignment from MERS to the Trustee and deliver such assignment to the Custodian.

                  Section 3.2.  Indemnification.  The Company  hereby  agrees to indemnify  and hold the  Custodian  harmless  from and against all claims,  liabilities,  losses, actions, suits or proceedings at law or in equity, or any other expenses, fees or charges of any  character or nature,  which the  Custodian  may incur or with which the  Custodian  may be  threatened  by reason of its acting as custodian under this Agreement,  including indemnification of the Custodian against any and all expenses,  including attorney's fees if counsel for the Custodian has been approved by the Company,  and the cost of defending  any action,  suit or  proceedings  or resisting any claim.  Notwithstanding  the  foregoing,  it is  specifically  understood  and agreed that in the event any such claim,  liability, loss,  action,  suit or proceeding or other  expense,  fee or charge shall have been caused by reason of any negligent  act,  negligent failure  to act or  willful  misconduct  on the part of the  Custodian,  or which  shall  constitute  a willful  breach  of its  duties hereunder, the indemnification provisions of this Agreement shall not apply.

                  Section 3.3.  Custodian May Own  Certificates.  The Custodian in its  individual or any other capacity may become the owner or pledgee of Certificates with the same rights it would have if it were not Custodian.

                  Section 3.4. Master Servicer to Pay Custodian's  Fees and Expenses.  The Master Servicer  covenants and agrees to pay to the Custodian from time to time, and the Custodian shall be entitled to,  reasonable  compensation  for all services  rendered by it in the exercise and  performance  of any of the powers and duties  hereunder of the  Custodian,  and the Master  Servicer  shall pay or reimburse the Custodian upon its request for all reasonable  expenses,  disbursements and advances incurred or made by the Custodian in accordance with any of the provisions of this Agreement  (including the reasonable  compensation and the expenses and  disbursements of its counsel and of all persons not  regularly in its employ),  except any such expense,  disbursement  or advance as may arise from its negligence or bad faith.

                  Section 3.5.  Custodian May Resign;  Trustee May Remove Custodian.  The Custodian may resign from the obligations and duties hereby imposed upon it as such  obligations and duties relate to its acting as Custodian of the Mortgage  Loans.  Upon receiving such notice of  resignation,  the Trustee shall either take custody of the Custodial Files itself and give prompt notice thereof to the
Company, the Master Servicer,  the Credit Enhancer and the Custodian,  or promptly appoint a successor Custodian by written instrument, in  duplicate,  one copy of which  instrument  shall be delivered to the resigning  Custodian and one copy to the successor  Custodian, which  successor has been approved by the Credit  Enhancer.  If the Trustee shall not have taken custody of the Custodial  Files and no successor  Custodian  shall have been so  appointed  and have  accepted  appointment  within 30 days after the giving of such notice of resignation, the resigning Custodian may petition any court of competent jurisdiction for the appointment of a successor Custodian.

                  The Trustee may and shall,  at the direction of the Credit  Enhancer or the Master  Servicer and the Company,  remove the Custodian at any time. In such event,  the Trustee  shall  appoint,  or petition a court of competent  jurisdiction  to appoint,  a successor  Custodian  hereunder.  Any successor  Custodian shall be a depository  institution  subject to supervision or examination by federal or state  authority  and shall be able to satisfy the other  requirements  contained  in Section 3.7 and shall be  unaffiliated with the Master  Servicer or the Company and approved by the Credit  Enhancer,  which  approval shall not be  unreasonably  withheld or delayed.

                  Any  resignation  or removal of the  Custodian  and  appointment  of a  successor  Custodian  pursuant  to any of the provisions of this Section 3.5 shall become  effective upon  acceptance of appointment  by the successor  Custodian.  The Trustee shall give prompt  notice to the Company and the Master  Servicer of the  appointment  of any  successor  Custodian.  No successor  Custodian shall be appointed by the Trustee without the prior approval of the Company and the Master Servicer.

                  Section 3.6.  Merger or  Consolidation  of Custodian.  Any Person into which the Custodian may be merged or converted or with which it may be  consolidated,  or any Person  resulting from any merger,  conversion or  consolidation  to which the Custodian shall be a party,  or any Person  succeeding  to the business of the  Custodian,  shall be the  successor of the  Custodian  hereunder, without  the  execution  or filing of any paper or any further act on the part of any of the  parties  hereto,  anything  herein to the contrary  notwithstanding;  provided that such successor is a depository  institution  subject to supervision or examination by federal or state  authority  and is able to satisfy  the other  requirements  contained  in  Section  3.7 and is  unaffiliated  with the Master
Servicer or the Company.

                  Section 3.7.  Representations of the Custodian.  The Custodian hereby represents that it is a depository  institution subject to supervision or examination by a federal or state authority,  has a combined capital and surplus of at least  $15,000,000 and is qualified to do business in the jurisdictions in which it will hold any Custodial File.

                                                              ARTICLE IV

                                                     Compliance with Regulation AB

                  Section 4.1.      Intent of the Parties;  Reasonableness.  The parties hereto  acknowledge and agree that the purpose of this Article IV is to facilitate  compliance by the Company with the  provisions of Regulation AB and related rules and  regulations of the  Commission.  The Company  shall not exercise its right to request  delivery of  information  or other  performance  under these provisions  other than in good faith,  or for purposes other than  compliance  with the Securities  Act, the Exchange Act and the rules and  regulations  of the  Commission  under the  Securities  Act and the Exchange Act.  Each of the parties  hereto  acknowledges  that interpretations  of the  requirements  of  Regulation AB may change over time,  whether due to  interpretive  guidance  provided by the
Commission or its staff, consensus among participants in the mortgage-backed  securities markets, advice of counsel, or otherwise,  and agrees to comply with requests  made by the Company in good faith for delivery of  information  under these  provisions on the basis of evolving  interpretations  of  Regulation  AB. The  Custodian  shall  cooperate  reasonably  with the Company to deliver to the Company
(including any of its assignees or designees),  any and all  disclosure,  statements,  reports,  certifications,  records and any other information  necessary in the reasonable,  good faith  determination of the Company to permit the Company to comply with the provisions of Regulation AB.

                  Section 4.2.      Additional Representations and Warranties of the Custodian.

                  (a)      The Custodian  hereby  represents and warrants that the information set forth under the caption "Pooling and
Servicing Agreement - Custodial  Arrangements" (the "Custodian  Disclosure") in the Preliminary  Prospectus  Supplement dated April 23,
2007 and the  Prospectus  Supplement  dated April 25, 2007  relating to the  Certificates  does not contain any untrue  statement  of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements  therein,  in the light of the circumstances under which they were made, not misleading.

                  (b)      The  Custodian  shall be deemed to  represent to the Company as of the date hereof and on each date on which information  is provided to the Company under Section 4.3 that,  except as disclosed in writing to the Company prior to such date:  (i)
there are no aspects of its financial  condition that could have a material  adverse  effect on the  performance by it of its Custodian obligations under this Agreement or any other  Securitization  Transaction as to which it is the custodian;  (ii) there are no material legal  or  governmental  proceedings  pending  (or  known  to be  contemplated)  against  it;  and  (iii)  there  are no  affiliations, relationships  or  transactions  relating to the  Custodian  with  respect to the Company or any  sponsor,  issuing  entity,  servicer, trustee,  originator,  significant obligor, enhancement or support provider or other material transaction party (as such terms are used in  Regulation  AB) relating to the  Securitization  Transaction  contemplated  by the  Agreement,  as identified by the Company to the
Custodian in writing as of the Closing Date (each, a "Transaction Party").

                  (c)      If so requested by the Company on any date  following the Closing Date,  the  Custodian  shall,  within five
Business Days  following  such request,  confirm in writing the accuracy of the  representations  and warranties set forth in paragraph
(a) of this  Section  or,  if any such  representation  and  warranty  is not  accurate  as of the date of such  confirmation,  provide reasonably  adequate  disclosure of the pertinent facts, in writing,  to the requesting  party. Any such request from the Company shall not be given more than once each calendar  quarter,  unless the Company shall have a reasonable  basis for a determination  that any of the representations and warranties may not be accurate.

                  Section 4.3.      Additional  Information  to Be  Provided  by the  Custodian.  For so long as the  Certificates  are outstanding,  for the purpose of satisfying  the  Company's  reporting  obligation  under the Exchange Act with respect to any class of
Certificates,  the Custodian shall  (a) notify the Company in writing of any material  litigation or governmental  proceedings  pending against the  Custodian  that would be  material to  Certificateholders,  and (b) provide to the Company a written  description  of such proceedings.  Any notices and  descriptions  required under this  Section 4.3  shall be given no later than five Business Days prior to the  Determination  Date  following the month in which the Custodian has knowledge of the occurrence of the relevant  event.  As of the date the Company or Master  Servicer files each Report on Form 10-D or Form 10-K with respect to the  Certificates,  the Custodian will be deemed to represent that any information  previously  provided under this  Section 4.3,  if any, is materially  correct and does not have any material  omissions  unless the  Custodian has provided an update to such  information.  For purposes of this Section 4.3, the term  "Determination  Date" shall mean,  with respect to any  Distribution  Date, the 20th day of the month in which such  Distribution
Date occurs or if such day is not a Business Day, the next  succeeding  Business Day, and the term  "Distribution  Date" shall mean the
25th day of any month beginning in the month  immediately  following the month of the initial  issuance of the Certificates or, if such
25th day is not a Business Day, the Business Day immediately following such 25th day.

                  Section 4.4.      Report on Assessment of Compliance  and  Attestation.  On or before March 15 of each calendar year, the Custodian shall:

                  (a)      deliver to the Company a report (in form and substance  reasonably  satisfactory  to the Company)  regarding the Custodian's  assessment of compliance  with the Servicing  Criteria  during the  immediately  preceding  calendar year, as required under Rules  13a-18 and 15d-18 of the Exchange  Act and Item 1122 of  Regulation  AB. Such report shall be addressed to the Company and signed by an  authorized  officer of the  Custodian,  and shall  address each of the Servicing  Criteria  specified on a  certification substantially in the form of Exhibit Five hereto; and

                  (b)      deliver to the Company a report of a registered public accounting firm reasonably  acceptable to the Company that  attests  to, and  reports on, the  assessment  of  compliance  made by the  Custodian  and  delivered  pursuant to the  preceding paragraph.  Such  attestation  shall be in accordance with Rules  1-02(a)(3) and 2-02(g) of Regulation S-X under the Securities Act and the Exchange Act.

                  Section 4.5.      Indemnification; Remedies.

                  (a)      The Custodian  shall  indemnify the Company,  each  affiliate of the Company,  the Master  Servicer and each broker dealer acting as underwriter,  placement agent or initial  purchaser of the Certificates or each Person who controls any of such parties  (within the meaning of Section 15 of the Securities  Act and Section 20 of the Exchange  Act); and the respective  present and former directors,  officers,  employees and agents of each of the foregoing,  and shall hold each of them harmless from and against any losses, damages,  penalties,  fines,  forfeitures,  legal fees and expenses and related costs, judgments, and any other costs, fees and expenses that any of them may sustain arising out of or based upon:

                  (i)(A)   any untrue  statement of a material fact  contained or alleged to be contained in the  Custodian  Disclosure and any information,  report, certification,  accountants' attestation or other material provided under this Article IV by or on behalf of the  Custodian  (collectively,  the  "Custodian  Information"),  or (B) the omission or alleged  omission to state in the  Custodian
Information a material fact required to be stated in the Custodian  Information or necessary in order to make the  statements  therein, in the light of the circumstances under which they were made, not misleading; or

         (ii)     any failure by the Custodian to deliver any information,  report,  certification,  accountants'  attestation or other material when and as required under this Article IV.

                  (b)      In the case of any failure of performance  described in clause (ii) of  Section 4.5(a),  the Custodian shall promptly  reimburse  the  Company  for all costs  reasonably  incurred  by the  Company  in order to obtain  the  information,  report, certification, accountants' letter or other material not delivered as required by the Custodian.

                                                      ARTICLE V
                                              Miscellaneous Provisions

                  Section 5.1.  Notices.  All notices,  requests,  consents and demands and other  communications  required  under this
Agreement or pursuant to any other instrument or document  delivered  hereunder shall be in writing and, unless otherwise  specifically provided,  may be delivered  personally,  by telegram or telex, or by registered or certified  mail,  postage  prepaid,  return receipt requested,  at the addresses  specified on the signature  page hereof (unless  changed by the particular  party whose address is stated
herein by similar notice in writing), in which case the notice will be deemed delivered when received.

                  Section  5.2.  Amendments.  No  modification  or  amendment  of or  supplement  to this  Agreement  shall be valid or effective  unless the same is in writing and signed by all  parties  hereto,  with the prior  written  consent of the Credit  Enhancer, which consent shall not be unreasonably  withheld or delayed,  and neither the Company, the Master Servicer nor the Trustee shall enter into any amendment of or  supplement  to this  Agreement  except as permitted by the Pooling  Agreement.  The Trustee shall give prompt notice to the Custodian of any amendment or supplement to the Pooling Agreement and furnish the Custodian with written copies thereof.

                  Section 5.3.  Governing Law. This  Agreement  shall be deemed a contract made under the laws of the State of New York and shall be construed and enforced in accordance with and governed by the laws of the State of New York.

                  Section 5.4.  Recordation  of  Agreement.  To the extent  permitted by applicable  law, this  Agreement is subject to recordation  in all  appropriate  public offices for real property  records in all the counties or other  comparable  jurisdictions  in which any or all of the properties  subject to the Mortgages are situated,  and in any other  appropriate  public  recording  office or elsewhere,  such  recordation  to be  effected by the Master  Servicer  and at its  expense on  direction  by the Trustee or the Credit
Enhancer,  but only upon direction  accompanied by an Opinion of Counsel  reasonably  satisfactory to the Master Servicer to the effect that the failure to effect such  recordation is likely to materially and adversely  affect the interests of the  Certificateholders  or the Credit Enhancer.

                  For the purpose of facilitating  the  recordation of this Agreement as herein  provided and for other purposes,  this
Agreement may be executed  simultaneously in any number of counterparts,  each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

                  Section 5.5.  Severability  of Provisions.  If any one or more of the covenants,  agreements,  provisions or terms of this Agreement shall be for any reason whatsoever held invalid,  then such covenants,  agreements,  provisions or terms shall be deemed severable from the remaining  covenants,  agreements,  provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Certificates or the rights of the holders thereof.

                  Section 5.6.      Credit Enhancer as Third-Party Beneficiary. The Credit Enhancer is an express third-party beneficiary under this Agreement.

                  IN WITNESS WHEREOF, this Agreement is executed as of the date first above written.

Address:                                    LASALLE BANK NATIONAL ASSOCIATION,
                                                     as Trustee
135 S. La Salle St., Suite 1511
Chicago, Illinois 60603
                                                     By:
                                                     Name:
                                                     Title:

Address:                                    RESIDENTIAL FUNDING MORTGAGE SECURITIES II, INC.
8400 Normandale Lake Boulevard
Suite 250
Minneapolis, Minnesota 55437

                                                     By:
                                                     Name:
                                                     Title:

Address:                                    RESIDENTIAL FUNDING COMPANY, LLC,                                      as Master Servicer
8400 Normandale Lake Boulevard
Suite 250
Minneapolis, Minnesota 55437

                                                     By:
                                                     Name:
                                                     Title:

Address:
                                                     WELLS FARGO BANK, NATIONAL ASSOCIATION
Mortgage Document Custody
One Meridian Crossings, Lower Level
Richfield, Minnesota  55423
                                                     By:
                                                     Name:
                                                     Title:

STATE OF ILLINOIS                           )
                                            ) ss.:
COUNTY OF  COOK                             )

                  On the  27th  day of  April,  2007,  before  me,  a  notary  public  in  and  for  said  State,  personally  appeared
__________________________,  known to me to be a(n)  ___________________  of LaSalle  Bank  National  Association,  a national  banking association  that  executed the within  instrument,  and also known to me to be the person who  executed it on behalf of said  national banking association, and acknowledged to me that such national banking association executed the within instrument.

                  IN WITNESS  WHEREOF,  I have hereunto set my hand and affixed my official  seal the day and year in this  certificate first above written.

                                                                       Notary Public

[Notarial Seal]

STATE OF MINNESOTA         )
                                    ) ss.:
COUNTY OF HENNEPIN         )

                  On the  27th  day of  April,  2007,  before  me,  a  notary  public  in  and  for  said  State,  personally  appeared
__________________________,  known to me to be an a(n)  ___________________  of Wells  Fargo  Bank,  National  Association,  a national association  that  executed the within  instrument,  and also known to me to be the person who  executed it on behalf of said  national association, and acknowledged to me that such national banking association executed the within instrument.

                  IN WITNESS  WHEREOF,  I have hereunto set my hand and affixed my official  seal the day and year in this  certificate first above written.

                                                                       Notary Public

[Notarial Seal]

STATE OF MINNESOTA         )
                                    ) ss.:
COUNTY OF HENNEPIN         )

                  On the 27th day of April, 2007, before me, a notary public in and for said State,  personally  appeared_____________, known to me to be a(n)  ______________ of Residential  Funding Mortgage  Securities II, Inc., one of the corporations that executed the within  instrument,  and also known to me to be the person who executed it on behalf of said  corporation,  and acknowledged to me that such corporation executed the within instrument.

                  IN WITNESS  WHEREOF,  I have hereunto set my hand and affixed my official  seal the day and year in this  certificate first above written.

                                                                       Notary Public

[Notarial Seal]

STATE OF MINNESOTA         )
                                    ) ss.:
COUNTY OF HENNEPIN         )

                  On the 27th day of April, 2007, before me, a notary public in and for said State, personally  appeared______________, known to me to be a(n)  ____________  of  Residential  Funding  Company,  LLC, the limited  liability  company that executed the within instrument,  and also known to me to be the person who executed it on behalf of said limited liability company,  and acknowledged to me that such limited liability company executed the within instrument.

                  IN WITNESS  WHEREOF,  I have hereunto set my hand and affixed my official  seal the day and year in this  certificate first above written.

                                                                       Notary Public
[Notarial Seal]

                                                     EXHIBIT ONE

                                       FORM OF CUSTODIAN INITIAL CERTIFICATION

                                                   April 27, 2007

LaSalle Bank National Association
135 S. La Salle Street, Suite 1511
Chicago, Illinois
Attention:  Home Equity Loan Trust 2007-HSA2

MBIA Insurance Corporation
113 King Street
Armonk, New York 10504

         Re:      Custodial  Agreement dated as of April 1, 2007, by and among LaSalle Bank National  Association,  Residential Funding
                  Mortgage Securities II, Inc.,  Residential Funding Company, LLC and Wells Fargo Bank, National Association,  relating to Home Equity Loan Pass-Through Certificates, Series 2007-HSA2

Ladies and Gentlemen:

                  In  accordance  with  Section 2.3 of the  above-captioned  Custodial  Agreement,  and subject to Section  2.02 of the
Pooling Agreement,  the undersigned,  as Custodian,  hereby certifies that it has received a Custodial File (which contains an original
Mortgage Note or an original lost note affidavit with a copy of the related  Mortgage Note) to the extent  required in Section  2.01(b)
of the Pooling  Agreement  with respect to each Mortgage  Loan listed in the Mortgage  Loan  Schedule,  with any  exceptions  listed on
Schedule A attached hereto.

                  Capitalized words and phrases used herein shall have the respective  meanings assigned to them in the above-captioned
Custodial Agreement.

                                                              WELLS FARGO BANK, NATIONAL ASSOCIATION

                                                              By:
                                                              Name:
                                                              Title:

                                                              EXHIBIT TWO

                                       FORM OF CUSTODIAN INTERIM CERTIFICATION

                                                       [date]

LaSalle Bank National Association
135 S. La Salle Street, Suite 1511
Chicago, Illinois
Attention:  Home Equity Loan Trust 2007-HSA2

MBIA Insurance Corporation
113 King Street
Armonk, New York 10504

         Re:      Custodial  Agreement dated as of April 1, 2007, by and among LaSalle Bank National  Association,  Residential Funding
                  Mortgage Securities II, Inc.,  Residential Funding Company, LLC and Wells Fargo Bank, National Association,  relating to Home Equity Loan Pass-Through Certificates, Series 2007-HSA2

Ladies and Gentlemen:

                  In accordance with Section 2.3 of the above-captioned  Custodial  Agreement,  the undersigned,  as Custodian,  hereby certifies  that it has received a Custodial  File to the extent  required  pursuant to Section  2.01(b) of the Pooling  Agreement  with respect to each  Mortgage  Loan listed in the Mortgage  Loan  Schedule,  and it has reviewed the  Custodial  File and the Mortgage Loan
Schedule and has  determined  that:  all required  documents  have been  executed  and received and that such  documents  relate to the
Mortgage Loans identified on the Mortgage Loan Schedule, with any exceptions listed on Schedule A attached hereto.

                  Capitalized words and phrases used herein shall have the respective  meanings assigned to them in the above-captioned
Custodial Agreement.

                                                              WELLS FARGO BANK, NATIONAL ASSOCIATION

                                                              By:
                                                              Name:
                                                              Title:

                                                             EXHIBIT THREE
                                        FORM OF CUSTODIAN FINAL CERTIFICATION

                                                       [date]

LaSalle Bank National Association
135 S. La Salle Street, Suite 1511
Chicago, Illinois
Attention:  Home Equity Loan Trust 2007-HSA2

MBIA Insurance Corporation
113 King Street
Armonk, New York 10504

         Re:      Custodial  Agreement dated as of April 1, 2007, by and among LaSalle Bank National  Association,  Residential Funding
                  Mortgage Securities II, Inc.,  Residential Funding Company, LLC and Wells Fargo Bank, National Association,  relating to Home Equity Loan Pass-Through Certificates, Series 2007-HSA2

Ladies and Gentlemen:

                           In accordance with Section 2.3 of the above-captioned  Custodial Agreement,  the undersigned,  as Custodian, hereby  certifies  that it has received a Custodial File with respect to each Mortgage Loan listed in the Mortgage Loan Schedule and it has reviewed the Custodial File and the Mortgage Loan Schedule and has determined that: all required  documents  referred to in Section
2.01(b) of the Pooling  Agreement  have been executed and received and that such documents  relate to the Mortgage Loans  identified on the Mortgage Loan Schedule.

                  Capitalized words and phrases used herein shall have the respective  meanings assigned to them in the above-captioned
Custodial Agreement.

                                                              WELLS FARGO BANK, NATIONAL ASSOCIATION

                                                              By:
                                                              Name:
                                                              Title:

                                                             EXHIBIT FOUR
                                                      FORM OF REQUEST FOR RELEASE

DATE:

TO:

RE:               REQUEST FOR RELEASE OF DOCUMENTS

In connection  with the  administration  of the pool of Mortgage Loans held by you for the  referenced  pool, we request the release of the Custodial File described below.

Pooling and Servicing Agreement Dated:
Series #:
Account #:
Pool #:
Loan #:
MIN#:
Borrower Name(s):
Reason for Document Request: (circle one)   Mortgage Loan Prepaid in Full
                                                     Mortgage Loan Repurchased

"We hereby  certify that all amounts  received or to be received in connection  with such  payments  which are required to be deposited have been or will be so deposited as provided in the Pooling and Servicing Agreement."

Residential Funding Company, LLC
Authorized Signature

******************************************************************************

TO  CUSTODIAN/TRUSTEE:  Please  acknowledge  this request,  and check off documents being enclosed with a copy of this form. You should retain this form for your files in accordance with the terms of the Pooling and Servicing Agreement.

                  Enclosed Documents:                [ ] Promissory Note
                                                     [ ] Mortgage or Deed of Trust
                                                     [ ] Assignment(s) of Mortgage or Deed of Trust
                                                     [ ] Title Insurance Policy
                                                     [ ] Other:

Name

Title

Date

                                                             EXHIBIT FIVE

                                    SERVICING CRITERIA TO BE ADDRESSED IN ASSESSMENT OF COMPLIANCE

         The assessment of compliance to be delivered by the Custodian shall address, at a minimum, the criteria identified below as
"Applicable Servicing Criteria":

----------------------------------------------------------------------------------------------------------------------- -------------------------------
                                                  SERVICING CRITERIA                                                    APPLICABLE SERVICING CRITERIA
----------------------------------------------------------------------------------------------------------------------- -------------------------------
-------------------------- -------------------------------------------------------------------------------------------- -------------------------------
        REFERENCE                                                   CRITERIA
-------------------------- -------------------------------------------------------------------------------------------- -------------------------------
-------------------------- -------------------------------------------------------------------------------------------- -------------------------------
                                                        GENERAL SERVICING CONSIDERATIONS
-------------------------- -------------------------------------------------------------------------------------------- -------------------------------
-------------------------- -------------------------------------------------------------------------------------------- -------------------------------
1122(d)(1)(i)              Policies and procedures are instituted to monitor any performance or other triggers and events of default in accordance with the transaction agreements.
-------------------------- -------------------------------------------------------------------------------------------- -------------------------------
-------------------------- -------------------------------------------------------------------------------------------- -------------------------------
1122(d)(1)(ii)             If any material servicing activities are outsourced to third parties, policies and procedures are instituted to monitor the third party's performance and compliance with such servicing activities.
-------------------------- -------------------------------------------------------------------------------------------- -------------------------------
-------------------------- -------------------------------------------------------------------------------------------- -------------------------------
1122(d)(1)(iii)            Any requirements in the transaction agreements to maintain a back-up servicer for the pool assets are maintained.
-------------------------- -------------------------------------------------------------------------------------------- -------------------------------
-------------------------- -------------------------------------------------------------------------------------------- -------------------------------
1122(d)(1)(iv)             A fidelity bond and errors and omissions policy is in effect on the party participating in the servicing function throughout the reporting period in the amount of coverage required by and otherwise in accordance with the terms of the transaction agreements.
-------------------------- -------------------------------------------------------------------------------------------- -------------------------------
-------------------------- -------------------------------------------------------------------------------------------- -------------------------------
                                                       CASH COLLECTION AND ADMINISTRATION
-------------------------- -------------------------------------------------------------------------------------------- -------------------------------
-------------------------- -------------------------------------------------------------------------------------------- -------------------------------
1122(d)(2)(i)              Payments on pool assets are deposited into the appropriate custodial bank accounts and related bank clearing accounts no more than two business days following receipt, or such other number of days specified in the transaction agreements.
-------------------------- -------------------------------------------------------------------------------------------- -------------------------------
-------------------------- -------------------------------------------------------------------------------------------- -------------------------------
1122(d)(2)(ii)             Disbursements made via wire transfer on behalf of an obligor or to an investor are made only by authorized personnel.
-------------------------- -------------------------------------------------------------------------------------------- -------------------------------
-------------------------- -------------------------------------------------------------------------------------------- -------------------------------
1122(d)(2)(iii)            Advances of funds or guarantees regarding collections, cash flows or distributions, and any interest or other fees charged for such advances, are made, reviewed and approved as specified in the transaction agreements.
-------------------------- -------------------------------------------------------------------------------------------- -------------------------------
-------------------------- -------------------------------------------------------------------------------------------- -------------------------------
                           The related accounts for the transaction, such as cash reserve accounts or accounts established as a form of overcollateralization, are separately maintained (e.g., with
1122(d)(2)(iv)             respect to commingling of cash) as set forth in the transaction agreements.
-------------------------- -------------------------------------------------------------------------------------------- -------------------------------
-------------------------- -------------------------------------------------------------------------------------------- -------------------------------
1122(d)(2)(v)              Each custodial account is maintained at a federally insured depository institution as set forth in the transaction agreements. For purposes of this criterion, "federally insured depository institution" with respect to a foreign financial institution means a foreign financial institution that meets the requirements of Rule 13k-1(b)(1) of the Securities
                           Exchange Act.
-------------------------- -------------------------------------------------------------------------------------------- -------------------------------
-------------------------- -------------------------------------------------------------------------------------------- -------------------------------
1122(d)(2)(vi)             Unissued checks are safeguarded so as to prevent unauthorized access.
-------------------------- -------------------------------------------------------------------------------------------- -------------------------------
-------------------------- -------------------------------------------------------------------------------------------- -------------------------------
1122(d)(2)(vii)            Reconciliations are prepared on a monthly basis for all asset-backed securities related bank accounts, including custodial accounts and related bank clearing accounts. These reconciliations are (A) mathematically accurate; (B) prepared within 30 calendar days after the bank statement cutoff date, or such other number of days specified in the transaction agreements; (C) reviewed and approved by someone other than the person who prepared the reconciliation; and (D) contain explanations for reconciling items. These reconciling items are resolved within 90 calendar days of their original identification, or such other number of days specified in the transaction agreements.
-------------------------- -------------------------------------------------------------------------------------------- -------------------------------
-------------------------- -------------------------------------------------------------------------------------------- -------------------------------
                                                       INVESTOR REMITTANCES AND REPORTING
-------------------------- -------------------------------------------------------------------------------------------- -------------------------------
-------------------------- -------------------------------------------------------------------------------------------- -------------------------------
1122(d)(3)(i)              Reports to investors, including those to be filed with the Commission, are maintained in accordance with the transaction agreements and applicable Commission requirements.
                           Specifically, such reports (A) are prepared in accordance with timeframes and other terms set forth in the transaction agreements; (B) provide information calculated in accordance with the terms specified in the transaction agreements; (C) are filed with the Commission as required by its rules and regulations; and (D) agree with investors' or the trustee's records as to the total unpaid principal balance and number of pool assets serviced by the servicer.
-------------------------- -------------------------------------------------------------------------------------------- -------------------------------
-------------------------- -------------------------------------------------------------------------------------------- -------------------------------
1122(d)(3)(ii)             Amounts due to investors are allocated and remitted in accordance with timeframes, distribution priority and other terms set forth in the transaction agreements.
-------------------------- -------------------------------------------------------------------------------------------- -------------------------------
-------------------------- -------------------------------------------------------------------------------------------- -------------------------------
                           Disbursements made to an investor are posted within two business days to the servicer's
1122(d)(3)(iii)            investor records, or such other number of days specified in the transaction agreements.
-------------------------- -------------------------------------------------------------------------------------------- -------------------------------
-------------------------- -------------------------------------------------------------------------------------------- -------------------------------
                           Amounts remitted to investors per the investor reports agree with cancelled checks, or
1122(d)(3)(iv)             other form of payment, or custodial bank statements.
-------------------------- -------------------------------------------------------------------------------------------- -------------------------------
-------------------------- -------------------------------------------------------------------------------------------- -------------------------------
                                                            POOL ASSET ADMINISTRATION
-------------------------- -------------------------------------------------------------------------------------------- -------------------------------
-------------------------- -------------------------------------------------------------------------------------------- -------------------------------
1122(d)(4)(i)              Collateral or security on pool assets is maintained as required by the transaction                        |X|
                           agreements or related asset pool documents.
-------------------------- -------------------------------------------------------------------------------------------- -------------------------------
-------------------------- -------------------------------------------------------------------------------------------- -------------------------------
1122(d)(4)(ii)             Pool assets and related documents are safeguarded as required by the transaction agreements               |X|
-------------------------- -------------------------------------------------------------------------------------------- -------------------------------
-------------------------- -------------------------------------------------------------------------------------------- -------------------------------
1122(d)(4)(iii)            Any additions, removals or substitutions to the asset pool are made, reviewed and approved in accordance with any conditions or requirements in the transaction agreements.
-------------------------- -------------------------------------------------------------------------------------------- -------------------------------
-------------------------- -------------------------------------------------------------------------------------------- -------------------------------
1122(d)(4)(iv)             Payments on pool assets, including any payoffs, made in accordance with the related pool asset documents are posted to the servicer's obligor records maintained no more than two business days after receipt, or such other number of days specified in the transaction agreements, and allocated to principal, interest or other items (e.g., escrow) in accordance with the related pool asset documents.
-------------------------- -------------------------------------------------------------------------------------------- -------------------------------
-------------------------- -------------------------------------------------------------------------------------------- -------------------------------
1122(d)(4)(v)              The servicer's records regarding the pool assets agree with the servicer's records with respect to an obligor's unpaid principal balance.
-------------------------- -------------------------------------------------------------------------------------------- -------------------------------
-------------------------- -------------------------------------------------------------------------------------------- -------------------------------
1122(d)(4)(vi)             Changes with respect to the terms or status of an obligor's pool asset  (e.g., loan modifications or re-agings) are made, reviewed and approved by authorized personnel in accordance with the transaction agreements and related pool asset documents.
-------------------------- -------------------------------------------------------------------------------------------- -------------------------------
-------------------------- -------------------------------------------------------------------------------------------- -------------------------------
1122(d)(4)(vii)            Loss mitigation or recovery actions (e.g., forbearance plans, modifications and deeds in lieu of foreclosure, foreclosures and repossessions, as applicable) are initiated, conducted and concluded in accordance with the timeframes or other requirements established by the transaction agreements.
-------------------------- -------------------------------------------------------------------------------------------- -------------------------------
-------------------------- -------------------------------------------------------------------------------------------- -------------------------------
1122(d)(4)(viii)           Records documenting collection efforts are maintained during the period a pool asset is delinquent in accordance with the transaction agreements. Such records are maintained on at least a monthly basis, or such other period specified in the transaction agreements, and describe the entity's activities in monitoring delinquent pool assets including, for example, phone calls, letters and payment rescheduling plans in cases where delinquency is deemed temporary (e.g., illness or unemployment).
-------------------------- -------------------------------------------------------------------------------------------- -------------------------------
-------------------------- -------------------------------------------------------------------------------------------- -------------------------------
1122(d)(4)(ix)             Adjustments to interest rates or rates of return for pool assets with variable rates are computed based on the related pool asset documents.
-------------------------- -------------------------------------------------------------------------------------------- -------------------------------
-------------------------- -------------------------------------------------------------------------------------------- -------------------------------
1122(d)(4)(x)              Regarding any funds held in trust for an obligor (such as escrow accounts): (A) such funds are analyzed, in accordance with the obligor's pool asset documents, on at least an annual basis, or such other period specified in the transaction agreements; (B) interest on such funds is paid, or credited, to obligors in accordance with applicable pool asset documents and state laws; and (C) such funds are returned to the obligor within 30 calendar days of full repayment of the related pool asset, or such other number of days specified in the transaction agreements.
-------------------------- -------------------------------------------------------------------------------------------- -------------------------------
-------------------------- -------------------------------------------------------------------------------------------- -------------------------------
1122(d)(4)(xi)             Payments made on behalf of an obligor (such as tax or insurance payments) are made on or before the related penalty or expiration dates, as indicated on the appropriate bills or notices for such payments, provided that such support has been received by the servicer at least 30 calendar days prior to these dates, or such other number of days specified in the transaction agreements.
-------------------------- -------------------------------------------------------------------------------------------- -------------------------------
-------------------------- -------------------------------------------------------------------------------------------- -------------------------------
1122(d)(4)(xii)            Any late payment penalties in connection with any payment to be made on behalf of an obligor are paid from the servicer's funds and not charged to the obligor, unless the late payment was due to the obligor's error or omission.
-------------------------- -------------------------------------------------------------------------------------------- -------------------------------
-------------------------- -------------------------------------------------------------------------------------------- -------------------------------
                           Disbursements made on behalf of an obligor are posted within two business days to the obligor's records maintained by the servicer, or such other number of days specified in
1122(d)(4)(xiii)           the transaction agreements.
-------------------------- -------------------------------------------------------------------------------------------- -------------------------------
-------------------------- -------------------------------------------------------------------------------------------- -------------------------------
1122(d)(4)(xiv)            Delinquencies, charge-offs and uncollectible accounts are recognized and recorded in accordance with the transaction agreements.
-------------------------- -------------------------------------------------------------------------------------------- -------------------------------
-------------------------- -------------------------------------------------------------------------------------------- -------------------------------
                           Any external enhancement or other support, identified in Item 1114(a)(1) through (3) or
1122(d)(4)(xv)             Item 1115 of Regulation AB, is maintained as set forth in the transaction agreements.
-------------------------- -------------------------------------------------------------------------------------------- -------------------------------
-------------------------- -------------------------------------------------------------------------------------------- -------------------------------

-------------------------- -------------------------------------------------------------------------------------------- -------------------------------

                                                               EXHIBIT D

                                                        MORTGAGE LOAN SCHEDULE

                                                       (AVAILABLE UPON REQUEST)

                                                               EXHIBIT E

                                                      FORM OF REQUEST FOR RELEASE

DATE:

TO:

RE:               REQUEST FOR RELEASE OF DOCUMENTS

In connection  with the  administration  of the pool of Mortgage Loans held by you for the  referenced  pool, we request the release of the Mortgage Loan File described below.

Pooling and Servicing Agreement Dated:
Series #:
Account #:
Pool #:
Loan #:
MIN#:
Borrower Name(s):
Reason for Document Request: (circle one)   Mortgage Loan Prepaid in Full
                                                     Mortgage Loan Repurchased

"We hereby  certify that all amounts  received or to be received in connection  with such  payments  which are required to be deposited have been or will be so deposited as provided in the Pooling and Servicing Agreement."

Residential Funding Company, LLC
Authorized Signature

******************************************************************************

TO  CUSTODIAN/TRUSTEE:  Please  acknowledge  this request,  and check off documents being enclosed with a copy of this form. You should retain this form for your files in accordance with the terms of the Pooling and Servicing Agreement.

                  Enclosed Documents:                [ ] Promissory Note
                                                     [ ] Mortgage or Deed of Trust
                                                     [ ] Assignment(s) of Mortgage or Deed of Trust
                                                     [ ] Title Insurance Policy
                                                     [ ] Other:

Name

Title

Date

                                                               EXHIBIT F

                                                              [RESERVED]

                                                              EXHIBIT G-1

                                               FORM OF TRANSFER AFFIDAVIT AND AGREEMENT

STATE OF                   )
                           : ss.:
COUNTY OF                  )

                  [NAME OF OFFICER], being first duly sworn, deposes and says:

                  1.       That  he/she is [Title of Officer] of [Name of Owner]  (record or  beneficial  owner of the Home Equity Loan
Pass-Through  Certificates,  Series 2007-HSA2 Class [R-I][R-II] (the "Owner")),  a [savings  institution]  [corporation] duly organized
and existing under the laws of [the State of                 ]  [the United States], on behalf of which he/she makes this affidavit and agreement.

                  2.       That the Owner  (i) is not and will not be,  as of April  27,  2007,  a  "disqualified  organization"  or an electing large  partnership as of [date of transfer] within the meanings of Section  860E(e)(5) and Section 775,  respectively,  of the
Internal  Revenue Code of 1986, as amended (the "Code") or an electing large  partnership  under Section 775(a) of the Code,  (ii) will endeavor to remain other than a disqualified  organization  for so long as it retains its ownership  interest in the Class  [R-I][R-II]
Certificates,  and (iii) is acquiring the Class  [R-I][R-II]  Certificates for its own account or for the account of another Owner from which it has received an affidavit and agreement in  substantially  the same form as this affidavit and  agreement.  (For this purpose, a  "disqualified  organization"  means an electing large  partnership  under Section 775 of the Code,  the United States,  any state or political  subdivision  thereof,  any agency or  instrumentality  of any of the  foregoing  (other than an  instrumentality  all of the activities  of which are  subject to tax and,  except for the  Federal  Home Loan  Mortgage  Corporation,  a majority of whose board of directors is not selected by any such  governmental  entity) or any foreign  government,  international  organization  or any agency or instrumentality of such foreign government or organization,  any rural electric or telephone  cooperative,  or any organization  (other than certain farmers'  cooperatives)  that is generally  exempt from federal income tax unless such  organization is subject to the tax on unrelated business taxable income).

                  3.       That the Owner is aware (i) of the tax that would be imposed on transfers of Class [R-I][R-II]  Certificates to  disqualified  organizations  or electing large  partnerships,  under the Code,  that applies to all transfers of Class  [R-I][R-II]
Certificates  after March 31, 1988;  (ii) that such tax would be on the  transferor  (or,  with respect to transfers to electing  large partnerships,  on each such  partnership),  or, if such  transfer  is  through an agent  (which  person  includes a broker,  nominee or middleman)  for a  disqualified  organization,  on the agent;  (iii) that the person  (other than with respect to transfers to electing large  partnerships)  otherwise  liable for the tax shall be relieved of  liability  for the tax if the  transferee  furnishes  to such person an affidavit  that the  transferee is not a disqualified  organization  and, at the time of transfer,  such person does not have actual  knowledge  that the  affidavit  is  false;  and (iv) that the  Class  [R-I][R-II]  Certificates  may be  "noneconomic  residual interests"  within the meaning of  Treasury  Regulations  promulgated  pursuant to the Code and that the  transferor  of a  noneconomic residual  interest  will remain liable for any taxes due with respect to the income on such residual  interest,  unless no  significant purpose of the transfer was to impede the assessment or collection of tax.

                  4.       That  the  Owner  is  aware  of the  tax  imposed  on a  "pass-through  entity"  holding  Class  [R-I][R-II]
Certificates  if the  pass-through  entity is an electing  large  partnership  under  Section 775 of the Code if at any time during the taxable year of the  pass-through  entity a  disqualified  organization  is the record holder of an interest in such entity.  (For this purpose,  a "pass through entity"  includes a regulated  investment  company,  a real estate  investment  trust or common trust fund, a partnership, trust or estate, and certain cooperatives.)

                  5.       The Owner is a citizen or resident of the United States, a corporation,  partnership or other entity created or organized in, or under the laws of, the United States or any political  subdivision  thereof  (except in the case of a  partnership, to the extent  provided in Treasury  regulations),  or an estate that is described in Section  7701(a)(30)(D)  of the Code,  or a trust that is described in Section 7701(a)(30)(E) of the Code.

                  6.       That the  Owner  is aware  that  the  Trustee  will not  register  the  transfer  of any  Class  [R-I][R-II]
Certificates  unless the transferee,  or the  transferee's  agent,  delivers to it an affidavit and agreement,  among other things,  in substantially  the same form as this  affidavit  and  agreement.  The  Owner  expressly  agrees  that it will not  consummate  any such transfer if it knows or believes that any of the representations contained in such affidavit and agreement are false.

                  7.       That the Owner has reviewed the  restrictions  set forth on the face of the Class  [R-I][R-II]  Certificates and the  provisions of Section  5.02(g) of the Pooling and Servicing  Agreement  under which the Class  [R-I][R-II]  Certificates  were issued (in particular,  clause  (iii)(A) and (iii)(B) of Section  5.02(g) which  authorize the Trustee to deliver  payments to a person other than the Owner and  negotiate a mandatory  sale by the Trustee in the event the Owner holds such  Certificates  in  violation  of
Section 5.02(g)). The Owner expressly agrees to be bound by and to comply with such restrictions and provisions.

                  8.       That the Owner consents to any additional  restrictions or arrangements  that shall be deemed necessary upon advice of counsel to  constitute  a  reasonable  arrangement  to ensure  that the Class  [R-I][R-II]  Certificates  will only be owned, directly or indirectly, by an Owner that is not a disqualified organization.

                  9.       The Owner's Taxpayer Identification Number is __________________.

                  10.      This affidavit and agreement  relates only to the Class  [R-I][R-II]  Certificates held by the Owner and not to any other holder of the Class  [R-I][R-II]  Certificates.  The Owner  understands that the liabilities  described herein relate only to the Class [R-I][R-II] Certificates.

                  11.      That no purpose of the Owner relating to the transfer of any of the Class  [R-I][R-II]  Certificates  by the
Owner is or will be to impede the assessment or collection of any tax.

                  12.      That the Owner has no present  knowledge  or  expectation  that it will be unable to pay any  United  States taxes owed by it so long as any of the Certificates  remain  outstanding.  In this regard,  the Owner hereby  represents to and for the benefit of the person from whom it acquired the Class  [R-I][R-II]  Certificate  that the Owner  intends to pay taxes  associated  with holding such Class [R-I][R-II]  Certificate as they become due, fully  understanding that it may incur tax liabilities in excess of any cash flows generated by the Class [R-I][R-II] Certificate.

                  13.      That the Owner has no  present  knowledge  or  expectation  that it will  become  insolvent  or subject to a bankruptcy proceeding for so long as any of the Class [R-I][R-II] Certificates remain outstanding.

                  14.      The  Purchaser  is not an  employee  benefit  plan or  other  plan  subject  to the  prohibited  transaction provisions of the Employee  Retirement Income Security Act of 1974, as amended ("ERISA"),  or Section 4975 of the Internal Revenue Code
of 1986,  as amended (the  "Code"),  or an  investment  manager,  named  fiduciary  or a trustee of any such plan,  or any other Person acting,  directly or indirectly,  on behalf of or purchasing any Certificate  with "plan assets" of any such plan within the meaning of the Department of Labor regulation at 29 C.F.R.ss.2510.3-101.

                  IN WITNESS WHEREOF,  the Owner has caused this instrument to be executed on its behalf,  pursuant to the authority of its Board of  Directors,  by its [Title of Officer]  and its  corporate  seal to be  hereunto  attached,  attested  by its  [Assistant]
Secretary, this         day of                              , 200    .

                                                     [NAME OF OWNER]

                                                     By:
                                                     [Name of Officer]
                                                     [Title of Officer]

[Corporate Seal]

ATTEST:

[Assistant] Secretary

                  Personally  appeared  before me the  above-named  [Name of Officer],  known or proved to me to be the same person who executed the foregoing  instrument and to be the [Title of Officer] of the Owner,  and  acknowledged to me that he executed the same as his free act and deed and the free act and deed of the Owner.

                  Subscribed and sworn before me this  _____ day of ___________, 200 ____.

                                                     NOTARY PUBLIC

                                                     COUNTY OF
                                                     STATE OF

                                                     My Commission expires the _____  day of _____, 20 ___.

                                                              EXHIBIT G-2

                                                    FORM OF TRANSFEROR CERTIFICATE

                                                                         ______________, 20

Residential Funding Mortgage Securities II, Inc.
8400 Normandale Lake Boulevard, Suite 250
Minneapolis, Minnesota 55437

LaSalle Bank National Association
135 S. LaSalle Street, Suite 1511
Chicago, Illinois 60603
Attention:  Home Equity Loan Trust 2007-HSA2

                  Re:      Home Equity Loan Pass-Through Certificates,
                           Series 2007-HSA2, Class [R-I][R-II]

Ladies and Gentlemen:

                  This letter is delivered to you in connection  with the transfer by ___________________________________(the  "Seller") to
______________________________________________________________________________(the "Purchaser") of $ ___________________________ Initial
Certificate   Principal  Balance  of  Home  Equity  Loan   Pass-Through   Certificates,   Series  2007-HSA2,   Class  [R-I][R-II]  (the
"Certificates"),  pursuant to Section 5.02 of the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"),  dated as of
April 1, 2007, among Residential  Funding Mortgage Securities II, Inc., as seller (the "Company"),  Residential  Funding Company,  LLC, as master  servicer,  and LaSalle Bank  National  Association,  as trustee  (the  "Trustee").  All terms used herein and not  otherwise defined  shall have the  meanings  set forth in the Pooling and  Servicing  Agreement.  The Seller  hereby  certifies,  represents  and warrants to, and covenants with, the Company and the Trustee that:

                  1.       No purpose of the Seller  relating to the transfer of the  Certificate  by the Seller to the Purchaser is or
will be to impede the assessment or collection of any tax.

                  2.       The Seller  understands  that the Purchaser has delivered to the Trustee and the Master  Servicer a transfer affidavit  and  agreement  in the form  attached to the Pooling and  Servicing  Agreement  as Exhibit  G-1. The Seller does not know or believe that any representation contained therein is false.

                  3.       The  Seller,  at the time of the  transfer,  has  conducted  a  reasonable  investigation  of the  financial condition of the Purchaser as contemplated by Treasury  Regulations Section  1.860E-1(c)(4)(i)  and, as a result of that investigation, the Seller has determined that the Purchaser has historically  paid its debts as they become due and has found no significant  evidence to indicate that the Purchaser  will not continue to pay its debts as they become due in the future.  The Seller  understands  that the transfer of a Class  [R-I][R-II]  Certificate  may not be respected  for United States income tax purposes (and the Seller may continue to be liable for United States income taxes associated therewith) unless the Seller has conducted such an investigation.

                  4.       The Seller has no actual  knowledge  that the proposed  Transferee  is not both a United States Person and a
Permitted Transferee.

                                                     Very truly yours,

                                                     (Seller)

                                                     By:
                                                          [Name of Officer]
                                                          [Title of Officer]

                                                               EXHIBIT H

                                                FORM OF INVESTOR REPRESENTATION LETTER

                                                                            ________________, 20

Residential Funding Mortgage Securities II, Inc.
8400 Normandale Lake Boulevard, Suite 250
Minneapolis, MN 55437

Residential Funding Company, LLC
8400 Normandale Lake Boulevard, Suite 250
Minneapolis, MN 55437

LaSalle Bank National Association
135 S. LaSalle Street, Suite 1511
Chicago, Illinois 60603
Attention:  Home Equity Loan Trust 2007-HSA2

                  RE:      Home Equity Loan Pass-Through Certificates,
                           Series 2007-HSA2, [Class SB]

Ladies and Gentlemen:

                                                 (the  "Purchaser")  intends  to  purchase  from (the  "Seller")  a  $[______]  initial
Certificate  Principal  Balance of Home Equity Loan Pass-Through  Certificates,  Series  2007-HSA2,  Class       (the  "Certificates"),
issued  pursuant to the Pooling and  Servicing  Agreement  (the  "Pooling and  Servicing  Agreement"),  dated as of April 1, 2007 among
Residential  Funding Mortgage  Securities II, Inc., as seller (the  "Company"),  Residential  Funding Company,  LLC, as master servicer
(the "Master Servicer"),  and LaSalle Bank National  Association,  as trustee (the "Trustee").  All terms used herein and not otherwise defined shall have the meanings set forth in the Pooling and  Servicing  Agreement.  The Purchaser  hereby  certifies,  represents  and warrants to, and covenants with, the Company, the Trustee and the Master Servicer that:

                  1.       The Purchaser  understands that (a) the  Certificates  have not been and will not be registered or qualified under the  Securities Act of 1933, as amended (the "Act") or any state  securities  law, (b) the Company is not required to so register or qualify the  Certificates,  (c) the  Certificates  may be resold only if registered and qualified  pursuant to the provisions of the Act or any state securities law, or if an exemption from such  registration and  qualification is available,
         (d) the Pooling and  Servicing  Agreement  contains  restrictions  regarding  the  transfer  of the  Certificates  and (e) the
         Certificates will bear a legend to the foregoing effect.

                  2.       The Purchaser is acquiring the  Certificates  for its own account for investment only and not with a view to or for sale in  connection  with any  distribution  thereof in any manner that would violate the Act or any  applicable  state securities laws.

                  3.       The  Purchaser  is (a) a  substantial,  sophisticated  institutional  investor  having  such  knowledge  and experience  in financial and business  matters,  and, in  particular,  in such matters  related to  securities  similar to the
         Certificates,  such that it is capable of evaluating the merits and risks of investment in the Certificates,  (b) able to bear the economic  risks of such an  investment  and (c) an  "accredited  investor"  within the meaning of Rule 501(a)  promulgated pursuant to the Act.

                  4.       The Purchaser  has been  furnished  with,  and has had an  opportunity  to review (a) [a copy of the Private
         Placement Memorandum,  dated ________,  20 __, relating to the Certificates (b)] a copy of the Pooling and Servicing Agreement and [b] [c] such other information  concerning the  Certificates,  the Mortgage Loans and the Company as has been requested by the Purchaser from the Company or the Seller and is relevant to the  Purchaser's  decision to purchase the  Certificates.  The
         Purchaser  has had any questions  arising from such review  answered by the Company or the Seller to the  satisfaction  of the
         Purchaser.  [If the Purchaser did not purchase the  Certificates  from the Seller in connection with the initial  distribution of the  Certificates  and was provided with a copy of the Private  Placement  Memorandum  (the  "Memorandum")  relating to the original sale (the "Original Sale") of the Certificates by the Company,  the Purchaser  acknowledges  that such Memorandum was provided to it by the Seller,  that the Memorandum was prepared by the Company solely for use in connection  with the Original
         Sale and the Company did not  participate in or facilitate in any way the purchase of the  Certificates  by the Purchaser from the  Seller,  and the  Purchaser  agrees that it will look  solely to the Seller and not to the  Company  with  respect to any damage,  liability,  claim or expense arising out of,  resulting from or in connection with (a) error or omission,  or alleged error or omission,  contained in the Memorandum,  or (b) any  information,  development or event arising after the date of the
         Memorandum.]

5.       The Purchaser has not and will not nor has it authorized or will it authorize any person to (a) offer,  pledge,  sell, dispose of or otherwise  transfer any Certificate,  any interest in any Certificate or any other similar security to any person in any manner,  (b) solicit any offer to buy or to accept a pledge,  disposition of other transfer of any  Certificate,  any interest in any  Certificate  or any other similar  security from any person in any manner,  (c) otherwise  approach or negotiate  with respect to any Certificate,  any interest in any Certificate or any other similar security with any person in any manner,  (d)
         make any general  solicitation by means of general  advertising or in any other manner or (e) take any other action,  that (as to any of (a) through (e) above) would  constitute a  distribution  of any  Certificate  under the Act,  that would render the disposition  of any  Certificate  a  violation  of Section 5 of the Act or any state  securities  law,  or that would  require registration or qualification  pursuant  thereto.  The Purchaser will not sell or otherwise  transfer any of the Certificates, except in compliance with the provisions of the Pooling and Servicing Agreement.

6.       The Purchaser

                  (a) is not an employee  benefit plan or other plan subject to the prohibited  transaction  provisions of the Employee
         Retirement  Income  Security Act of 1974,  as amended  ("ERISA"),  or Section 4975 of the  Internal  Revenue Code of 1986,  as
         amended (a "Plan"), or any other person (including an investment manager,  named fiduciary or a trustee of any Plan),  acting, directly or indirectly,  on behalf of or purchasing any  Certificate  with "plan assets" of any Plan within the meaning of the
         Department of Labor regulation at 29 C.F.R.ss.2510.3-101; or

                  (b) has provided the Trustee,  the Company and the Master  Servicer  with an opinion of counsel  acceptable to and in form and  substance  satisfactory  to the  Trustee,  the  Company and the Master  Servicer to the effect that the  purchase of
         Certificates  is permissible  under  applicable  law, will not constitute or result in any non-exempt  prohibited  transaction under  ERISA or  Section  4975 of the Code and will not  subject  the  Trustee,  the  Company or the  Master  Servicer  to any
         obligation or liability  (including  obligations or liabilities  under ERISA or Section 4975 of the Code) in addition to those undertaken in the Pooling and Servicing Agreement.

                  In addition,  the Purchaser  hereby  certifies,  represents  and warrants to, and covenants  with,  the Company,  the
         Trustee and the Master  Servicer that the  Purchaser  will not transfer  such  Certificates  to any Plan or person unless such
         Plan or person meets the requirements set forth in either 6(a) or (b) above.

                                                     Very truly yours,

                                                     By:  __________________________
                                                          Name:
                                                          Title:

                                                               EXHIBIT I

                                               FORM OF TRANSFEROR REPRESENTATION LETTER

                                                                           _____________, 20

Residential Funding Mortgage Securities II, Inc.
8400 Normandale Lake Boulevard
Suite 250
Minneapolis, MN 55437

LaSalle Bank National Association
135 S. LaSalle Street, Suite 1511
Chicago, Illinois 60603
Attention:  Home Equity Loan Trust 2007-HSA2

                  Re:      Home Equity Loan Pass-Through Certificates, Series 2007-HSA2,
                           [Class SB]

Ladies and Gentlemen:

                  In  connection  with the sale by                (the  "Seller") to                      (the  "Purchaser")  of a ___%
Percentage Interest of Home Equity Loan Pass-Through  Certificates,  Series 2007-HSA2,  Class    (the "Certificates"),  issued pursuant
to the Pooling and Servicing  Agreement (the "Pooling and Servicing  Agreement"),  dated as of April 1, 2007 among Residential  Funding
Mortgage  Securities II, Inc., as seller (the  "Company"),  Residential  Funding  Company,  LLC, as master  servicer,  and LaSalle Bank
National  Association,  as trustee (the "Trustee").  The Seller hereby  certifies,  represents and warrants to, and covenants with, the
Company and the Trustee that:

                  Neither  the  Seller nor  anyone  acting on its behalf has (a)  offered,  pledged,  sold,  disposed  of or  otherwise transferred  any  Certificate,  any interest in any  Certificate  or any other  similar  security to any person in any manner,  (b) has solicited any offer to buy or to accept a pledge,  disposition or other transfer of any  Certificate,  any interest in any  Certificate or any other  similar  security  from any  person in any  manner,  (c) has  otherwise  approached  or  negotiated  with  respect to any
Certificate,  any interest in any  Certificate  or any other similar  security with any person in any manner,  (d) has made any general solicitation  by means of  general  advertising  or in any other  manner,  or (e) has taken  any other  action,  that (as to any of (a)
through (e) above) would  constitute a  distribution  of the  Certificates  under the  Securities  Act of 1933 (the "Act"),  that would render the  disposition  of any  Certificate  a violation of Section 5 of the Act or any state  securities  law, or that would  require registration or qualification pursuant thereto.

The Seller will not act, in any manner set forth in the  foregoing  sentence  with respect to any  Certificate.  The Seller has not and will not sell or otherwise  transfer any of the  Certificates,  except in compliance  with the  provisions of the Pooling and Servicing
Agreement.

                                                     Very truly yours,

                                                     (Seller)

                                                     By:  ____________________________
                                                          Name:
                                                          Title:

                                                               EXHIBIT J

                                                              [RESERVED]

                                                               EXHIBIT K

                                                              [RESERVED]

                                                               EXHIBIT L

                                            FORM OF LENDER CERTIFICATION FOR ASSIGNMENT OF
                                                             MORTGAGE LOAN

                                                                             _____________ , 20

Residential Funding Mortgage Securities II, Inc.
8400 Normandale Lake Boulevard
Suite 600
Minneapolis, Minnesota 55437

LaSalle Bank National Association
135 S. LaSalle Street, Suite 1511
Chicago, Illinois 60603
Attention: Home Equity Loan Trust 2007-HSA2

                           Re:      Home Equity Loan Pass-Through Certificates,
                                    Series 2007-HSA2, Assignment of Mortgage Loan

Ladies and Gentlemen:

                  This   letter   is   delivered   to   you   in   connection    with   the   assignment   by   (the    "Trustee")   to
                                                (the "Lender") of (the "Mortgage  Loan") pursuant to Section 3.12(d) of the Pooling and
Servicing  Agreement (the "Pooling and Servicing  Agreement"),  dated as of April 1, 2007 among Residential Funding Mortgage Securities
II, Inc., as seller (the "Company"),  Residential  Funding Company,  LLC, as master  servicer,  and the Trustee.  All terms used herein and not  otherwise  defined  shall have the meanings set forth in the Pooling and Servicing  Agreement.  The Lender  hereby  certifies, represents and warrants to, and covenants with, the Master Servicer and the Trustee that:

                  (i)      the Mortgage Loan is secured by Mortgaged  Property located in a jurisdiction in which an assignment in lieu of  satisfaction  is required to preserve  lien  priority,  minimize or avoid  mortgage  recording  taxes or otherwise  comply with, or facilitate a refinancing under, the laws of such jurisdiction;

                  (ii)     the substance of the  assignment is, and is intended to be, a refinancing of such Mortgage Loan and the form of the transaction is solely to comply with, or facilitate the transaction under, such local laws;

                  (iii)    the Mortgage  Loan  following the proposed  assignment  will be modified to have a rate of interest at least
0.25 percent below or above the rate of interest on such Mortgage Loan prior to such proposed assignment; and

                  (iv)     such assignment is at the request of the borrower under the related Mortgage Loan.

                                                     Very truly yours,

                                                     (Lender)

                                                     By: _____________________
                                                          Name:
                                                          Title:

                                                               EXHIBIT M

                                              FORM OF RULE 144A INVESTMENT REPRESENTATION

                                        Description of Rule 144A Securities, including numbers:

                                           _________________________________________________
                                           _________________________________________________
                                           _________________________________________________
                                           _________________________________________________

                  The undersigned seller, as registered holder (the "Seller"),  intends to transfer the Rule 144A Securities  described above to the undersigned buyer (the "Buyer").

                  1.       In  connection  with such  transfer and in accordance  with the  agreements  pursuant to which the Rule 144A
Securities  were issued,  the Seller  hereby  certifies  the  following  facts:  Neither the Seller nor anyone acting on its behalf has offered,  transferred,  pledged,  sold or otherwise  disposed of the Rule 144A Securities,  any interest in the Rule 144A Securities or any other  similar  security  to, or  solicited  any offer to buy or accept a transfer,  pledge or other  disposition  of the Rule 144A
Securities,  any interest in the Rule 144A  Securities or any other similar  security from, or otherwise  approached or negotiated with respect to the Rule 144A  Securities,  any interest in the Rule 144A  Securities or any other similar  security with, any person in any manner,  or made any general  solicitation  by means of general  advertising  or in any other manner,  or taken any other action,  that would  constitute a distribution  of the Rule 144A  Securities  under the Securities Act of 1933, as amended (the "1933 Act"),  or that would render the  disposition  of the Rule 144A  Securities a violation of Section 5 of the 1933 Act or require  registration  pursuant thereto,  and that the  Seller has not  offered  the Rule 144A  Securities  to any  person  other than the Buyer or another  "qualified institutional buyer" as defined in Rule 144A under the 1933 Act.

                  2.       The Buyer warrants and represents to, and covenants  with, the Seller,  the Trustee and the Master  Servicer
(as defined in the Pooling and Servicing  Agreement (the  "Agreement"),  dated as of April 1, 2007 among  Residential  Funding Company,
LLC as Master Servicer,  Residential  Funding Mortgage  Securities II, Inc. as depositor  pursuant to Section 5.02 of the Agreement and
LaSalle Bank National Association as trustee, as follows:

                  a.       The Buyer  understands  that the Rule 144A  Securities  have not been  registered  under the 1933 Act or the securities laws of any state.

                  b.       The Buyer considers  itself a substantial,  sophisticated  institutional  investor having such knowledge and experience  in financial  and business  matters that it is capable of  evaluating  the merits and risks of  investment in the Rule 144A
Securities.

                  c.       The Buyer has been furnished with all  information  regarding the Rule 144A Securities that it has requested from the Seller, the Trustee or the Servicer.

                  d.       Neither the Buyer nor anyone  acting on its behalf has  offered,  transferred,  pledged,  sold or  otherwise disposed of the Rule 144A  Securities,  any interest in the Rule 144A  Securities  or any other  similar  security to, or solicited any offer to buy or accept a transfer,  pledge or other  disposition of the Rule 144A Securities,  any interest in the Rule 144A Securities or any other similar  security from, or otherwise  approached or negotiated with respect to the Rule 144A  Securities,  any interest in the Rule 144A  Securities or any other similar  security with, any person in any manner,  or made any general  solicitation by means of general  advertising  or in any other  manner,  or taken any other  action,  that  would  constitute  a  distribution  of the Rule 144A
Securities  under the 1933 Act or that would render the  disposition  of the Rule 144A  Securities a violation of Section 5 of the 1933
Act or require  registration  pursuant thereto,  nor will it act, nor has it authorized or will it authorize any person to act, in such manner with respect to the Rule 144A Securities.

                  e.        The Buyer is a "qualified  institutional buyer" as that term is defined in Rule 144A under the 1933 Act and has completed  either of the forms of  certification  to that effect attached hereto as Annex 1 or Annex 2. The Buyer is aware that the sale to it is being  made in  reliance  on Rule  144A.  The Buyer is  acquiring  the Rule 144A  Securities  for its own  account or the accounts of other qualified  institutional  buyers,  understands  that such Rule 144A Securities may be resold,  pledged or transferred only (i) to a person reasonably  believed to be a qualified  institutional  buyer that purchases for its own account or for the account of a  qualified  institutional  buyer to whom  notice is given that the  resale,  pledge or  transfer is being made in reliance on Rule
144A, or (ii) pursuant to another exemption from registration under the 1933 Act.

                  3.       The  Purchaser  is not an  employee  benefit  plan or  other  plan  subject  to the  prohibited  transaction provisions of the Employee  Retirement  Income Security Act of 1974, as amended  ("ERISA"),  or Section 4975 of the Internal  Revenue
  Code of 1986, as amended (the "Code"), or an investment  manager,  named fiduciary or a trustee of any such plan, or any other Person acting, directly or indirectly,  on behalf of or purchasing any Certificate with "plan assets" of any such plan within the meaning of the Department of Labor regulation at 29 C.F.R.ss. 2510.3-101.

                   4.      This document may be executed in one or more  counterparts  and by the different  parties hereto on separate counterparts,  each of which, when so executed, shall be deemed to be an original; such counterparts,  together, shall constitute one and the same document.

                  IN WITNESS WHEREOF, each of the parties has executed this document as of the date set forth below.

                             PRINT NAME OF SELLER                                                           PRINT NAME OF BUYER

By:                                                                             By:
                                                                                     Name:
     Name:                                                                           Title:
     Title:

Taxpayer Identification No.____________________________                         Taxpayer Identification No.____________________________

Date:                                                                           Date:

6863-512 VHS

                                                                                                                   ANNEX 1 TO EXHIBIT M

                                       QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

                                        [For Buyers Other Than Registered Investment Companies]

                                    The  undersigned  hereby  certifies  as  follows  in  connection  with  the  Rule  144A  Investment
                                    Representation to which this Certification is attached:

                  1.       As indicated  below,  the undersigned is the President,  Chief Financial  Officer,  Senior Vice President or
other executive officer of the Buyer.

                  2.       In connection with purchases by the Buyer,  the Buyer is a "qualified  institutional  buyer" as that term is defined in Rule 144A under the  Securities  Act of 1933 ("Rule 144A")  because (i) the Buyer owned and/or  invested on a  discretionary
basis  $                                              in securities  (except for the excluded  securities  referred to below) as of the end of the Buyer's most recent fiscal year (such amount being  calculated in  accordance  with Rule 144A) and (ii) the Buyer  satisfies the criteria in the category marked below.

                           Corporation,  etc. The Buyer is a corporation  (other than a bank,  savings and loan  association or similar institution),  Massachusetts or similar business trust, partnership, or charitable organization described in
                           Section 501(c)(3) of the Internal Revenue Code.

                           Bank.  The Buyer (a) is a  national  bank or  banking  institution  organized  under the laws of any  State, territory  or the District of Columbia,  the business of which is  substantially  confined to banking and is supervised  by the State or  territorial  banking  commission  or similar  official or is a foreign  bank or equivalent  institution,  and (b) has an audited net worth of at least  $25,000,000 as  demonstrated  in its latest annual financial statements, a copy of which is attached hereto.

                           Savings  and  Loan . The  Buyer  (a) is a  savings  and loan  association,  building  and loan  association, cooperative bank, homestead association or similar institution,  which is supervised and examined by a State or  Federal  authority  having  supervision  over any such  institutions  or is a foreign  savings  and loan association  or  equivalent  institution  and (b) has an  audited  net  worth  of at  least  $25,000,000  as demonstrated in its latest annual financial statements.

                           Broker-Dealer.  The Buyer is a dealer  registered  pursuant to Section 15 of the Securities  Exchange Act of
                           1934.

                           Insurance  Depositor.  The Buyer is an insurance company whose primary and predominant  business activity is the writing of  insurance or the  reinsuring  of risks  underwritten  by  insurance  companies  and which is subject  to  supervision  by the  insurance  commissioner  or a  similar  official  or  agency of a State or territory or the District of Columbia.

                           State  or  Local  Plan.  The  Buyer  is a  plan  established  and  maintained  by  a  State,  its  political subdivisions,  or any agency or instrumentality of the State or its political subdivisions,  for the benefit of its employees.

                           ERISA Plan. The Buyer is an employee  benefit plan within the meaning of Title I of the Employee  Retirement
                           Income Security Act of 1974.

                           Investment  Adviser.  The Buyer is an investment  adviser  registered  under the Investment  Advisers Act of
                           1940.

                           SBIC     The  Buyer  is  a  Small  Business   Investment   Company  licensed  by  the  U.S.  Small  Business
                           Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958.

                           Business  Development  Company. The Buyer is a business development company as defined in Section 202(a)(22)
                           of the Investment Advisers Act of 1940.

                           Trust Fund .  The Buyer is a trust fund whose  trustee  is a bank or trust  company  and whose  participants are exclusively (a) plans established and maintained by a State, its political  subdivisions,  or any agency or  instrumentality  of the State or its political  subdivisions,  for the benefit of its employees,  or (b)
                           employee  benefit  plans within the meaning of Title I of the  Employee  Retirement  Income  Security Act of
                           1974, but is not a trust fund that includes as participants individual retirement accounts or H.R. 10 plans.

                  3.       The term  "securities"  as used herein does not include (i) securities of issuers that are  affiliated  with the Buyer,  (ii) securities that are part of an unsold allotment to or subscription by the Buyer, if the Buyer is a dealer,  (iii) bank deposit notes and certificates of deposit, (iv) loan participations,  (v) repurchase  agreements,  (vi) securities owned but subject to a repurchase agreement and (vii) currency, interest rate and commodity swaps.

                  4.       For purposes of determining  the aggregate  amount of securities  owned and/or  invested on a  discretionary basis by the Buyer,  the Buyer used the cost of such  securities to the Buyer and did not include any of the securities  referred to in the preceding  paragraph.  Further,  in determining such aggregate amount, the Buyer may have included securities owned by subsidiaries of the Buyer, but only if such  subsidiaries are consolidated  with the Buyer in its financial  statements  prepared in accordance with generally  accepted  accounting  principles  and if the  investments  of such  subsidiaries  are managed  under the Buyer's  direction.
However,  such securities were not included if the Buyer is a  majority-owned,  consolidated  subsidiary of another  enterprise and the
Buyer is not itself a reporting company under the Securities Exchange Act of 1934.

                  5.       The Buyer  acknowledges  that it is familiar with Rule 144A and understands  that the seller to it and other parties  related to the  Certificates  are relying and will continue to rely on the statements made herein because one or more sales to the Buyer may be in reliance on Rule 144A.

                           Will the Buyer be purchasing the Rule 144A
Yes      No                Securities only for the Buyer's own account?

                  6.       If the answer to the foregoing  question is "no", the Buyer agrees that, in connection  with any purchase of securities  sold to the Buyer for the account of a third party  (including  any separate  account) in reliance on Rule 144A,  the Buyer will only  purchase for the account of a third party that at the time is a "qualified  institutional  buyer" within the meaning of Rule
144A.  In  addition,  the Buyer agrees that the Buyer will not  purchase  securities  for a third party unless the Buyer has obtained a current  representation  letter from such third party or taken other appropriate steps  contemplated by Rule 144A to conclude that such third party independently meets the definition of "qualified institutional buyer" set forth in Rule 144A.

                  7.       The Buyer  will  notify  each of the  parties  to which  this  certification  is made of any  changes in the information  and  conclusions  herein.  Until such notice is given,  the Buyer's  purchase of Rule 144A  Securities  will  constitute a reaffirmation of this certification as of the date of such purchase.

                                                     ______________________________________________________
                                                     Print Name of Buyer

                                                     By:
                                                          Name:
                                                          Title:

                                                                                                                   ANNEX 2 TO EXHIBIT M

                                       QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

                                         [For Buyers That Are Registered Investment Companies]

                  The undersigned hereby certifies as follows in connection with the Rule 144A Investment  Representation to which this
Certification is attached:

                  1.       As indicated  below, the undersigned is the President,  Chief Financial  Officer or Senior Vice President of
the Buyer or, if the Buyer is a "qualified  institutional  buyer" as that term is defined in Rule 144A under the Securities Act of 1933
("Rule 144A") because Buyer is part of a Family of Investment Companies (as defined below), is such an officer of the Adviser.

                  2.       In connection  with  purchases by Buyer,  the Buyer is a "qualified  institutional  buyer" as defined in SEC
Rule 144A because (i) the Buyer is an  investment  company  registered  under the  Investment  Company Act of 1940,  and (ii) as marked below,  the Buyer alone,  or the Buyer's Family of Investment  Companies,  owned at least  $100,000,000  in securities  (other than the excluded  securities  referred to below) as of the end of the Buyer's most recent fiscal year. For purposes of  determining  the amount of securities owned by the Buyer or the Buyer's Family of Investment Companies, the cost of such securities was used.

                  The Buyer owned  $                                        in securities (other than the excluded  securities referred to below) as of the end of the Buyer's most recent fiscal year (such amount being calculated in accordance with Rule 144A).

                  The Buyer is part of a Family of Investment Companies which owned in the aggregate  $                              in
securities  (other than the excluded  securities  referred to below) as of the end of the Buyer's most recent  fiscal year (such amount being calculated in accordance with Rule 144A).

                  3.       The term "Family of Investment  Companies" as used herein means two or more registered  investment companies
(or series  thereof) that have the same  investment  adviser or investment  advisers that are  affiliated  (by virtue of being majority owned subsidiaries of the same parent or because one investment adviser is a majority owned subsidiary of the other).

                  4.       The term  "securities"  as used herein does not include (i) securities of issuers that are  affiliated  with the Buyer or are part of the Buyer's Family of Investment  Companies,  (ii) bank deposit notes and certificates of deposit,  (iii) loan participations,  (iv) repurchase  agreements,  (v) securities owned but subject to a repurchase  agreement and (vi) currency,  interest rate and commodity swaps.

                  5.       The Buyer is familiar with Rule 144A and  understands  that each of the parties to which this  certification is made are  relying  and will  continue  to rely on the  statements  made  herein  because  one or more  sales to the Buyer will be in reliance on Rule 144A.  In addition, the Buyer will only purchase for the Buyer's own account.

                  6.       The undersigned  will notify each of the parties to which this  certification  is made of any changes in the information and conclusions  herein.  Until such notice,  the Buyer's  purchase of Rule 144A Securities will constitute a reaffirmation of this certification by the undersigned as of the date of such purchase.

                                                     Print Name of Buyer

                                                     By:
                                                          Name:
                                                          Title:

                                                     IF AN ADVISER:

                                                     Print Name of Buyer

                                                           Date:

                                                               EXHIBIT N

                                                              [RESERVED]

                                                               EXHIBIT O

                                                          SERVICING CRITERIA

                                    SERVICING CRITERIA TO BE ADDRESSED IN ASSESSMENT OF COMPLIANCE

         The assessment of compliance to be delivered by the Trustee shall address, at a minimum, the criteria identified as below as
"Applicable Servicing Criteria":

----------------------------------------------------------------------------------------------------------------------- -------------------------------
                                                  SERVICING CRITERIA                                                    APPLICABLE SERVICING CRITERIA
----------------------------------------------------------------------------------------------------------------------- -------------------------------
-------------------------- -------------------------------------------------------------------------------------------- -------------------------------
        REFERENCE                                                   CRITERIA
-------------------------- -------------------------------------------------------------------------------------------- -------------------------------
-------------------------- -------------------------------------------------------------------------------------------- -------------------------------
                                                        GENERAL SERVICING CONSIDERATIONS
-------------------------- -------------------------------------------------------------------------------------------- -------------------------------
-------------------------- -------------------------------------------------------------------------------------------- -------------------------------
1122(d)(1)(i)              Policies and procedures are instituted to monitor any performance or other triggers and events of default in accordance with the transaction agreements.
-------------------------- -------------------------------------------------------------------------------------------- -------------------------------
-------------------------- -------------------------------------------------------------------------------------------- -------------------------------
1122(d)(1)(ii)             If any material servicing activities are outsourced to third parties, policies and procedures are instituted to monitor the third party's performance and compliance with such servicing activities.
-------------------------- -------------------------------------------------------------------------------------------- -------------------------------
-------------------------- -------------------------------------------------------------------------------------------- -------------------------------
1122(d)(1)(iii)            Any requirements in the transaction agreements to maintain a back-up servicer for the pool assets are maintained.
-------------------------- -------------------------------------------------------------------------------------------- -------------------------------
-------------------------- -------------------------------------------------------------------------------------------- -------------------------------
1122(d)(1)(iv)             A fidelity bond and errors and omissions policy is in effect on the party participating in the servicing function throughout the reporting period in the amount of coverage required by and otherwise in accordance with the terms of the transaction agreements.
-------------------------- -------------------------------------------------------------------------------------------- -------------------------------
-------------------------- -------------------------------------------------------------------------------------------- -------------------------------
                                                       CASH COLLECTION AND ADMINISTRATION
-------------------------- -------------------------------------------------------------------------------------------- -------------------------------
-------------------------- -------------------------------------------------------------------------------------------- -------------------------------
1122(d)(2)(i)              Payments on pool assets are deposited into the appropriate custodial bank accounts and        |X| (as to accounts held by
                           related bank clearing accounts no more than two business days following receipt, or such                Trustee)
                           other number of days specified in the transaction agreements.
-------------------------- -------------------------------------------------------------------------------------------- -------------------------------
-------------------------- -------------------------------------------------------------------------------------------- -------------------------------
1122(d)(2)(ii)             Disbursements made via wire transfer on behalf of an obligor or to an investor are made        |X| (as to investors only)
                           only by authorized personnel.
-------------------------- -------------------------------------------------------------------------------------------- -------------------------------
-------------------------- -------------------------------------------------------------------------------------------- -------------------------------
1122(d)(2)(iii)            Advances of funds or guarantees regarding collections, cash flows or distributions, and any interest or other fees charged for such advances, are made, reviewed and approved as specified in the transaction agreements.
-------------------------- -------------------------------------------------------------------------------------------- -------------------------------
-------------------------- -------------------------------------------------------------------------------------------- -------------------------------
                           The related accounts for the transaction, such as cash reserve accounts or accounts
                           established as a form of overcollateralization, are separately maintained (e.g., with         |X| (as to accounts held by
1122(d)(2)(iv)             respect to commingling of cash) as set forth in the transaction agreements.                             Trustee)
-------------------------- -------------------------------------------------------------------------------------------- -------------------------------
-------------------------- -------------------------------------------------------------------------------------------- -------------------------------
1122(d)(2)(v)              Each custodial account is maintained at a federally insured depository institution as set forth in the transaction agreements. For purposes of this criterion, "federally insured depository institution" with respect to a foreign financial institution means a foreign financial institution that meets the requirements of Rule 13k-1(b)(1) of the Securities
                           Exchange Act.
-------------------------- -------------------------------------------------------------------------------------------- -------------------------------
-------------------------- -------------------------------------------------------------------------------------------- -------------------------------
1122(d)(2)(vi)             Unissued checks are safeguarded so as to prevent unauthorized access.
-------------------------- -------------------------------------------------------------------------------------------- -------------------------------
-------------------------- -------------------------------------------------------------------------------------------- -------------------------------
1122(d)(2)(vii)            Reconciliations are prepared on a monthly basis for all asset-backed securities related bank accounts, including custodial accounts and related bank clearing accounts. These reconciliations are (A) mathematically accurate; (B) prepared within 30 calendar days after the bank statement cutoff date, or such other number of days specified in the transaction agreements; (C) reviewed and approved by someone other than the person who prepared the reconciliation; and (D) contain explanations for reconciling items. These reconciling items are resolved within 90 calendar days of their original identification, or such other number of days specified in the transaction agreements.
-------------------------- -------------------------------------------------------------------------------------------- -------------------------------
-------------------------- -------------------------------------------------------------------------------------------- -------------------------------
                                                       INVESTOR REMITTANCES AND REPORTING
-------------------------- -------------------------------------------------------------------------------------------- -------------------------------
-------------------------- -------------------------------------------------------------------------------------------- -------------------------------
1122(d)(3)(i)              Reports to investors, including those to be filed with the Commission, are maintained in accordance with the transaction agreements and applicable Commission requirements.
                           Specifically, such reports (A) are prepared in accordance with timeframes and other terms set forth in the transaction agreements; (B) provide information calculated in accordance with the terms specified in the transaction agreements; (C) are filed with the Commission as required by its rules and regulations; and (D) agree with investors' or the trustee's records as to the total unpaid principal balance and number of pool assets serviced by the servicer.
-------------------------- -------------------------------------------------------------------------------------------- -------------------------------
-------------------------- -------------------------------------------------------------------------------------------- -------------------------------
1122(d)(3)(ii)             Amounts due to investors are allocated and remitted in accordance with timeframes,                        |X|
                           distribution priority and other terms set forth in the transaction agreements.
-------------------------- -------------------------------------------------------------------------------------------- -------------------------------
-------------------------- -------------------------------------------------------------------------------------------- -------------------------------
                           Disbursements made to an investor are posted within two business days to the servicer's                   |X|
1122(d)(3)(iii)            investor records, or such other number of days specified in the transaction agreements.
-------------------------- -------------------------------------------------------------------------------------------- -------------------------------
-------------------------- -------------------------------------------------------------------------------------------- -------------------------------
                           Amounts remitted to investors per the investor reports agree with cancelled checks, or                    |X|
1122(d)(3)(iv)             other form of payment, or custodial bank statements.
-------------------------- -------------------------------------------------------------------------------------------- -------------------------------
-------------------------- -------------------------------------------------------------------------------------------- -------------------------------
                                                            POOL ASSET ADMINISTRATION
-------------------------- -------------------------------------------------------------------------------------------- -------------------------------
-------------------------- -------------------------------------------------------------------------------------------- -------------------------------
1122(d)(4)(i)              Collateral or security on pool assets is maintained as required by the transaction agreements or related asset pool documents.
-------------------------- -------------------------------------------------------------------------------------------- -------------------------------
-------------------------- -------------------------------------------------------------------------------------------- -------------------------------
1122(d)(4)(ii)             Pool assets and related documents are safeguarded as required by the transaction agreements
-------------------------- -------------------------------------------------------------------------------------------- -------------------------------
-------------------------- -------------------------------------------------------------------------------------------- -------------------------------
1122(d)(4)(iii)            Any additions, removals or substitutions to the asset pool are made, reviewed and approved in accordance with any conditions or requirements in the transaction agreements.
-------------------------- -------------------------------------------------------------------------------------------- -------------------------------
-------------------------- -------------------------------------------------------------------------------------------- -------------------------------
1122(d)(4)(iv)             Payments on pool assets, including any payoffs, made in accordance with the related pool asset documents are posted to the servicer's obligor records maintained no more than two business days after receipt, or such other number of days specified in the transaction agreements, and allocated to principal, interest or other items (e.g., escrow) in accordance with the related pool asset documents.
-------------------------- -------------------------------------------------------------------------------------------- -------------------------------
-------------------------- -------------------------------------------------------------------------------------------- -------------------------------
1122(d)(4)(v)              The servicer's records regarding the pool assets agree with the servicer's records with respect to an obligor's unpaid principal balance.
-------------------------- -------------------------------------------------------------------------------------------- -------------------------------
-------------------------- -------------------------------------------------------------------------------------------- -------------------------------
1122(d)(4)(vi)             Changes with respect to the terms or status of an obligor's pool asset  (e.g., loan modifications or re-agings) are made, reviewed and approved by authorized personnel in accordance with the transaction agreements and related pool asset documents.
-------------------------- -------------------------------------------------------------------------------------------- -------------------------------
-------------------------- -------------------------------------------------------------------------------------------- -------------------------------
1122(d)(4)(vii)            Loss mitigation or recovery actions (e.g., forbearance plans, modifications and deeds in lieu of foreclosure, foreclosures and repossessions, as applicable) are initiated, conducted and concluded in accordance with the timeframes or other requirements established by the transaction agreements.
-------------------------- -------------------------------------------------------------------------------------------- -------------------------------
-------------------------- -------------------------------------------------------------------------------------------- -------------------------------
1122(d)(4)(viii)           Records documenting collection efforts are maintained during the period a pool asset is delinquent in accordance with the transaction agreements. Such records are maintained on at least a monthly basis, or such other period specified in the transaction agreements, and describe the entity's activities in monitoring delinquent pool assets including, for example, phone calls, letters and payment rescheduling plans in cases where delinquency is deemed temporary (e.g., illness or unemployment).
-------------------------- -------------------------------------------------------------------------------------------- -------------------------------
-------------------------- -------------------------------------------------------------------------------------------- -------------------------------
1122(d)(4)(ix)             Adjustments to interest rates or rates of return for pool assets with variable rates are computed based on the related pool asset documents.
-------------------------- -------------------------------------------------------------------------------------------- -------------------------------
-------------------------- -------------------------------------------------------------------------------------------- -------------------------------
1122(d)(4)(x)              Regarding any funds held in trust for an obligor (such as escrow accounts): (A) such funds are analyzed, in accordance with the obligor's pool asset documents, on at least an annual basis, or such other period specified in the transaction agreements; (B) interest on such funds is paid, or credited, to obligors in accordance with applicable pool asset documents and state laws; and (C) such funds are returned to the obligor within 30 calendar days of full repayment of the related pool asset, or such other number of days specified in the transaction agreements.
-------------------------- -------------------------------------------------------------------------------------------- -------------------------------
-------------------------- -------------------------------------------------------------------------------------------- -------------------------------
1122(d)(4)(xi)             Payments made on behalf of an obligor (such as tax or insurance payments) are made on or before the related penalty or expiration dates, as indicated on the appropriate bills or notices for such payments, provided that such support has been received by the servicer at least 30 calendar days prior to these dates, or such other number of days specified in the transaction agreements.
-------------------------- -------------------------------------------------------------------------------------------- -------------------------------
-------------------------- -------------------------------------------------------------------------------------------- -------------------------------
1122(d)(4)(xii)            Any late payment penalties in connection with any payment to be made on behalf of an obligor are paid from the servicer's funds and not charged to the obligor, unless the late payment was due to the obligor's error or omission.
-------------------------- -------------------------------------------------------------------------------------------- -------------------------------
-------------------------- -------------------------------------------------------------------------------------------- -------------------------------
                           Disbursements made on behalf of an obligor are posted within two business days to the obligor's records maintained by the servicer, or such other number of days specified in
1122(d)(4)(xiii)           the transaction agreements.
-------------------------- -------------------------------------------------------------------------------------------- -------------------------------
-------------------------- -------------------------------------------------------------------------------------------- -------------------------------
1122(d)(4)(xiv)            Delinquencies, charge-offs and uncollectible accounts are recognized and recorded in accordance with the transaction agreements.
-------------------------- -------------------------------------------------------------------------------------------- -------------------------------
-------------------------- -------------------------------------------------------------------------------------------- -------------------------------
                           Any external enhancement or other support, identified in Item 1114(a)(1) through (3) or                   |X|
1122(d)(4)(xv)             Item 1115 of Regulation AB, is maintained as set forth in the transaction agreements.
-------------------------- -------------------------------------------------------------------------------------------- -------------------------------
-------------------------- -------------------------------------------------------------------------------------------- -------------------------------

-------------------------- -------------------------------------------------------------------------------------------- -------------------------------

                                                              EXHIBIT P-1

                                                    FORM OF FORM 10-K CERTIFICATION

         I, [identify the certifying individual], certify that:

1.       I have  reviewed  the  annual  report  on Form  10-K for the  fiscal  year  [____],  and all  reports  on Form 8-K  containing distribution  or servicing  reports filed in respect of periods  included in the year covered by that annual report,  of the trust (the
"Trust") created  pursuant to the Pooling and Servicing  Agreement dated as of April 1, 2007 (the "P&S  Agreement")  among  Residential
Funding  Mortgage  Securities II, Inc. (the  "Company"),  Residential  Funding  Company,  LLC (the "Master  Servicer") and LaSalle Bank
National Association (the "Trustee");

2.       Based on my  knowledge,  the  information  in these  reports,  taken as a whole,  does not contain any untrue  statement  of a material fact or omit to state a material fact necessary to make the statements  made, in light of the  circumstances  under which such statements were made, not misleading as of the last day of the period covered by this annual report;

3.       Based on my knowledge,  the servicing  information required to be provided to the Trustee by the Master Servicer under the P&S
Agreement for inclusion in these reports is included in these reports;

4.       I am  responsible  for reviewing the  activities  performed by the Master  Servicer  under the P&S Agreement and based upon my knowledge and the annual  compliance  review  required under the P&S  Agreement,  and,  except as disclosed in the reports,  the Master
Servicer has fulfilled its obligations under the P&S Agreement; and

5.       The reports disclose all significant  deficiencies  relating to the Master  Servicer's  compliance with the minimum  servicing standards  based upon the report  provided by an  independent  public  accountant,  after  conducting a review in  compliance  with the
Uniform Single Attestation Program for Mortgage Bankers as set forth in the P&S Agreement, that is included in these reports.

         In giving the certifications  above, I have reasonably relied on the information provided to me by the following  unaffiliated parties:  [the Trustee].

         IN WITNESS WHEREOF, I have duly executed this certificate as of _________, 20__.

                                                                       ____________________________
                                                                       Name:
                                                                       Title:

* to be signed by the senior officer in charge of the servicing functions of the Master Servicer

                                                              EXHIBIT P-2

                                        FORM OF BACK-UP CERTIFICATE TO FORM 10-K CERTIFICATION

         The undersigned, a Responsible Officer of [______________] (the "Trustee") certifies that:

1.       The Trustee has  performed  all of the duties  specifically  required to be performed by it pursuant to the  provisions of the
         Pooling  and  Servicing  Agreement  dated as of April 1, 2007 (the  "Agreement")  by and among  Residential  Funding  Mortgage
         Securities II, Inc., as company,  Residential  Funding Company,  LLC, as master  servicer,  and the Trustee in accordance with the standards set forth therein.

2.       Based on my knowledge,  the list of  Certificateholders  as shown on the  Certificate  Register as of the end of each calendar year that is provided by the Trustee  pursuant to  Section 4.03(e)(I)  of the  Agreement is accurate as of the last day of the
         20[  ] calendar year.

         Capitalized terms used and not defined herein shall have the meanings given such terms in the Agreement.

         IN WITNESS WHEREOF, I have duly executed this certificate as of _________, 20__.

                                                                       ____________________________
                                                                       Name:
                                                                       Title:

                                                               EXHIBIT Q

                                                              [RESERVED]

                                                               EXHIBIT R

                                                         ASSIGNMENT AGREEMENT

                                                      [ON FILE WITH THE TRUSTEE]